As Filed with Securities and Exchange Commission on April 25, 2022
Registration Nos. 333-51676
811-08828

United States
Securities and Exchange Commission
Washington, D.C. 20549
Form N-4
Registration Statement Under the Securities Act of 1933	□
Pre-Effective Amendment No.	□
Post-Effective Amendment No. 33	☒
And
Registration Statement Under the Investment Company Act of 1940	□
Amendment No. 73	☒
(Check Appropriate Box or Boxes)

New England Variable Annuity Separate Account
(Exact Name of Registrant)
New England Life Insurance Company
(Name of Depositor)
125 High Street, Suite 732, Boston, Massachusetts 02110
(Address of Depositor's Principal Executive Offices)
Depositor's Telephone Number, including Area Code: (980) 658-7581
Name and Address of Agent for Service:
NEW ENGLAND LIFE INSURANCE COMPANY
c/o C T Corporation System
155 Federal Street - Suite 700
Suffolk County
Boston, Massachusetts 02110
(617) 757-6400
Copies to:
Dodie C. Kent
Ronald Coenen, Jr.
Eversheds Sutherland (US) LLP
The Grace Building, 40th Floor
1114 Avenue of the Americas
New York, NY 10036-7703
Approximate Date of Proposed Public Offering: On April 29, 2022 or as soon thereafter as practicable.
It is proposed that this filing will become effective (check appropriate box)
□ immediately upon filing pursuant to paragraph (b) of Rule 485
☒ on April 29, 2022 pursuant to paragraph (b) of Rule 485
□ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
□ on (date) pursuant to paragraph (a)(1) of Rule 485
If appropriate, check the following box:
□ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

American Forerunner Series®
Individual Flexible Premium Variable Annuity Contracts
Issued By
New England Variable Annuity Separate Account of	Annuity Administrative Office
New England Life Insurance Company	P.O. Box 305075
125 High Street, Suite 732	Nashville, TN 37230-5075
Boston, Massachusetts 02110
(800) 435-4117
April 29, 2022
This prospectus describes an individual flexible premium variable annuity contract (the “Contract”) offered by New England Life Insurance Company (“NELICO,” the “Company,” or “we” or “us”). The Contract is offered for individuals and some tax qualified and non-tax qualified retirement plans. Currently, the Contract is not available for new sales. You may allocate purchase payments to one or more subaccounts investing in the Eligible Funds and, if available, the Fixed Account.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
When you purchased your Contract, you selected one of five Contract Classes: Standard Class, B Plus Class, C Class, L Class, or P Class. The Contract Classes have different Withdrawal Charges and Asset-Based Insurance Charges. If you selected the B Plus Class, we added a bonus amount to each purchase payment received in the first Contract Year. Expenses for a B Plus Class Contract may be higher than for another Contract Class or another variable annuity contract without bonuses. The amount of bonuses under a B Plus Class Contract may be more than offset by the higher fees and charges associated with the bonuses.
The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
The Contracts are not deposits of any bank, are not guaranteed by any bank or credit union, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Contracts may be subject to loss of principal.

Glossary
Account.    A subaccount of the Variable Account or the Fixed Account.
Accumulation Unit.    An accounting device used to calculate the Contract Value before annuitization.
Annuitant.    The natural person on whose life Annuity Payments are based.
Annuitization.    Application of proceeds under the Contract to an annuity option on the Maturity Date or upon an earlier date you choose.
Annuity Date. A date on which you choose to begin receiving Annuity Payments which must be at least 30 days after issue. If you do not choose a date, the Annuity Date will be no later than the Maturity Date shown on the Contract Schedule.
Annuity Administrative Office.    New England Life Insurance Company, c/o Annuity Administrative Office, P.O. Box 305075, Nashville, TN 37230-5075.
Annuity Unit.    An accounting device used to calculate the dollar amount of Annuity payments.
Beneficiary.    The person designated to receive Death Proceeds under a Contract if a Contract Owner (or Annuitant, if the Contract is not owned by an individual) dies before annuitization of the Contract.
Class.    A class of the Contract, either Standard Class, B Plus Class, C Class, L Class, or P Class. The Contract Classes have different Withdrawal Charges and Asset-Based Insurance Charges
Company (NELICO, we, us, our).    New England Life Insurance Company.
Contract.    The individual flexible premium variable annuity contracts described in this prospectus.
Contract Value.    The total value of your investment in the Variable Account and the Fixed Account.
Contract Year.    A twelve month period beginning with the date shown on your Contract and with each Contract Anniversary thereafter.
Death Proceeds (prior to annuitization).    The amount we pay, prior to annuitization, on receipt of due proof of the death of a Contract Owner (or of the Annuitant if the Contract is not owned by an individual) and election of payment.
Eligible Fund.    A portfolio of an open-end management investment company that is registered with the Securities and Exchange Commission in which a subaccount invests. May also be referred to as "Portfolio Company.”
Fixed Account.    A part of the Company’s general account to which you can allocate net purchase payments. The Fixed Account provides guarantees of principal and interest.
Good Order.    A request or transaction generally is considered in “good order” if it complies with our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in Good Order. Good Order generally means the actual receipt by us of the instructions relating to the requested transaction in writing (or, when permitted, by telephone or Internet) along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes to the extent applicable to the transaction: your completed application; your contract number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Eligible Funds affected by the requested transaction; the signatures of all contract owners (exactly as indicated on the Contract), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that we may require, including any spousal or Joint Owner’s consents. With respect to purchase payments, Good Order also generally includes receipt by us of sufficient funds to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirement at any time. If you have any questions, you should contact us or your sales representative before submitting the form or request.
Maturity Date.    The date on which annuity payments begin, unless you apply the Contract Value to an annuity payment option before then. The Maturity Date is the later of (i) the date when the Annuitant at his or her nearest birthday would be age 95 (or the maximum age permitted by state law, if less), or (ii) 10 years from the issue date.
Owner (Contract Owner).    The person or entity which has all rights under the Contract.

Payee.    Any person or entity entitled to receive payments under the Contract. The term includes (i) an Annuitant, (ii) a Beneficiary or contingent Beneficiary who becomes entitled to death proceeds, and (iii) on full withdrawals or partial withdrawals of the Contract, the Contract Owner.
Variable Account.    A separate investment account of the Company, the New England Variable Annuity Separate Account. The Variable Account is divided into subaccounts; each invests in shares of one Eligible Fund.
Variable Annuity.    An annuity providing for Annuity payments varying in amount to reflect the investment experience of a separate investment account.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT
Fees and Expenses	Location in Prospectus
Charges for Early Withdrawals	Your Contract may be subject to Withdrawal Charges depending on the Class of Contract that you own.
• Standard Class: If you withdraw money during the first 7 years following a purchase payment, you may be assessed a Withdrawal Charge of up to 7% of the purchase payment withdrawn, declining to 0% over that time period.
• B Plus Class: If you withdraw money during the first 9 years following a purchase payment, you may be assessed a Withdrawal Charge of up to 9% of the purchase payment withdrawn, declining to 0% over that time period.
• L Class: If you withdraw money during the first 3 years following a purchase payment, you may be assessed a Withdrawal Charge of up to 7% of the purchase payment withdrawn, declining to 0% over that time period.
• P Class: If you withdraw money during the first 9 years following a purchase payment, you may be assessed a Withdrawal Charge of up to 8% of the purchase payment withdrawn, declining to 0% over that time period.
• C Class: No Withdrawal Charges.
For example, if you make a $100,000 investment and take an early withdrawal, you could pay a Withdrawal Charge of up to $7,000 for a Standard Class Contract, $9,000 for a B Plus Class Contract, $7,000 for an L Class Contract, or $8,000 for a P Class Contract. No Withdrawal Charges would apply to a C Class Contract.	Fee Table and Examples Asset-Based Insurance Charge, Withdrawal Charge and Other Deductions – Withdrawal Charge
Transaction Charges	In addition to Withdrawal Charges (if any), you also may be charged for the following transactions: transfers of cash value between investment options, which include the Eligible Funds and the Fixed Account.
Transfer Fee. Currently, we allow unlimited transfers among the investment options without charge. However, we reserve the right to charge for transfers after the first 12 transfers per year.	Fee Table and Examples The Contracts – Transfer Privilege

	Fees and Expenses			Location in Prospectus
Ongoing Fees and Expenses (annual charges)	The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.			Fee Table and Examples Asset-Based Insurance Charge, Withdrawal Charge and Other Deductions Appendix A: Eligible FundsAvailable Under the Contract
	Annual Fee	Minimum	Maximum
	Base Contract (varies by Contract Class)[1]	1.17%	1.62%
	Investment options (Portfolio Company fees and expenses)[2]	0.52%	1.21%
	Optional benefits available for an additional charge (for a single optional benefit, if elected)	0.20% [3]	1.50% [4]
1 As a percentage of average daily net assets in the subaccounts. The charge shown also includes the annual Contract Administrative Fee.
[2] As a percentage of fund assets before temporary expense reimbursements and/or fee waivers, plus any applicable Platform Charge.
[3] As a percentage of average daily net assets in the subaccounts. This charge is the current charge for the least expensive optional benefit.
[4] As a percentage of the Total Guaranteed Withdrawal Amount, which is a value used to calculate your benefit. This charge is the current charge for the most expensive optional benefit.
Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add Withdrawal Charges that substantially increase costs.
	Lowest Annual Cost $1,644	Highest Annual Cost $5,940
	Assumes:	Assumes:
• Investment of $100,000
• 5% annual appreciation
• Least expensive combination of Contract Classes and Portfolio Company fees and expenses
• No optional benefits
• No bonuses
• No additional Purchase Payments, transfers, or withdrawals	• Investment of $100,000
• 5% annual appreciation
• Most expensive combination of Contract Classes, optional benefits and Portfolio Company fees and expenses
• No bonuses
• No additional Purchase Payments, transfers, or withdrawals

	Risks	Location in Prospectus
Risk of Loss	You can lose money by investing in this Contract including loss of principal.	Principal Risks of Investing in the Contract
Not a Short-Term Investment	• This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash.
• Unless you own a C Class Contract, if you take an early withdrawal, Withdrawal Charges may apply that will reduce the value of your Contract.
	• The benefits of tax deferral and living benefit protection also mean the Contract is more beneficial to investors with a long time horizon.	Principal Risks of Investing in the Contract
Risks Associated with Investment Options	• An investment in this Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract (e.g., Portfolio Companies).
• Each investment option, including the Fixed Account, has its own unique risks.
	• You should review the prospectuses for the available funds and the prospectus disclosure concerning the Fixed Account before making an investment decision.	Principal Risks of Investing in the Contract
Insurance Company Risks	An investment in the Contract is subject to the risks related to us. Any obligations (including under the Fixed Account) and guarantees and benefits of the Contract that exceed the assets of the Variable Account are subject to our claims-paying ability. If we experience financial distress, we may not be able to meet our obligations to you. More information about NELICO, including our financial strength ratings, is available by contacting us at (888) 243-1968.	Principal Risks of Investing in the Contract
Restrictions
Investments	• Currently, we allow unlimited transfers without charge among investment options during the accumulation phase. However, we reserve the right to impose a charge for transfers in excess of 12 per year.
• Special rules may limit the amount that may be transferred from the Fixed Account during a Contract Year.
• We may limit or prohibit subsequent purchase payments.
• We reserve the right to limit transfers in circumstances of frequent or large transfers.
	• We reserve the right to remove or substitute the Portfolio Companies available as investment options under the Contract.	The Variable Account The Contracts The Fixed Account
Optional Benefits	• Certain optional benefits limit or restrict the investment options that you may select under the Contract. We may change these restrictions in the future.
• Certain optional benefits could limit subsequent purchase payments.
• Withdrawals may reduce the value of an optional benefit by an amount greater than the value withdrawn, which could significantly reduce the value or even terminate the benefit.
	• For B Plus Contracts, bonus amounts may not be included in the calculation of an optional benefit, as well as the standard death benefit.	Benefits Available Under the Contract Appendix B:Eligible Funds Available Under the Benefits Offered Under the Contract

	Taxes	Location in Prospectus
Tax Implications	• Consult with a tax professional to determine the tax implications of an investment in and payments received under this Contract.
• If you purchase the Contract through a tax-qualified plan or individual retirement account, you do not get any additional tax benefit.
	• You will generally not be taxed on increases in the value of the Contract until they are withdrawn. Withdrawals will be subject to ordinary income tax, and may be subject to tax penalties if you take a withdrawal before age 59 1⁄2.	Federal Income Tax Considerations
Conflicts of Interest
Investment Professional Compensation	Your investment professional may receive compensation for selling this Contract to you, in the form of commissions, additional cash benefits (e.g., bonuses), and non-cash compensation. This conflict of interest may influence your investment professional to recommend this Contract over another investment for which the investment professional is not compensated or compensated less.	Distribution of the Contracts
Exchanges	If you already own an insurance contract, some investment professionals may have a financial incentive to offer you a new contract in place of the one you own. You should only exchange a contract you already own if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.	Replacement of Contracts

OVERVIEW OF THE CONTRACT
Purpose. The Contract is a variable annuity contract. It provides a means for investing on a tax-deferred basis in the Eligible Funds and, if available, the Fixed Account (together “investment options”). The Contract is designed generally for an investor who intends to hold the Contract for a long period of time and then use the Contract Value (in the form of either withdrawals or annuity payments) for retirement savings or other long-term investment purposes. The Contract has various optional features and benefits that may be appropriate for you based on your financial situation and objectives. The Contract also offers certain death benefit features, which can be used to transfer assets to your Beneficiaries. Because of the Withdrawal Charge (which may be in effect for many years, depending on your Contract Class) and the possibility of income tax and tax penalties on early withdrawals, the Contract should not be viewed as an investment vehicle offering low cost liquidity. Your financial goal in acquiring the Contract should focus on a long-term insurance product, offering the prospect of investment growth.
Phases of the Contract. The Contract has two phases: The accumulation phase and the annuity phase. During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. To help you accumulate assets during the accumulation phase, you can invest your purchase payments and Contract Value in: (1) the Eligible Funds available under the Contract, each of which has its own investment strategies and risks; investment adviser(s); expense ratio; and performance history; and (2) if available, the Fixed Account option, which offers a guaranteed interest rate.
A list of Eligible Funds in which you can invest is provided in Appendix A.
The annuity phase occurs when you or a designated payee begin receiving regular annuity payments from your Contract. All optional benefits, including death benefits, terminate without value at the start of the annuity phase. In addition, once the annuity phase begins, you generally may no longer take withdrawals from the Contract. Depending on the annuity payment option you elect, any remaining guarantee may be paid to your beneficiary (or beneficiaries).
Contract Features. The following is a brief description of the Contract’s primary features.
Contract Classes. This prospectus describes five different Classes of the Contract: Standard Class, B Plus Class, C Class, L Class, and P Class. Prior to issuance, you were required to select one of the five Classes. The Classes impose varying levels of Withdrawal Charges and Asset-Based Insurance Charges. If you selected the B Plus Class, we added a bonus amount to each purchase payment received in the first Contract Year.
Expenses for a B Plus Class Contract may be higher than for another Contract Class or another variable annuity contract without bonuses. The amount of bonuses under a B Plus Class Contract may be more than offset by the higher fees and charges associated with the bonuses. Bonus amounts may not be included in the calculation of an optional benefit, as well as the standard death benefit.
Accessing your Money. Before you annuitize, you can withdraw money from your Contract at any time. If you take a withdrawal, you may have to pay a Withdrawal Charge and/or income taxes, including a tax penalty if you are younger than age 59  1⁄2.
Tax Treatment. You can transfer money among investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. You are only subject to tax upon: (1) making a withdrawal; (2) receiving a payment from us; or (3) payment of a death benefit.
Death Benefits. The Contract includes, at no additional cost, a standard death benefit that will pay a death benefit to your Beneficiary(ies) if you die during the accumulation phase. For an additional charge, you may be able to select an optional death benefit, which may increase the amount of money payable to your Beneficiaries upon your death.
Optional Benefits. We offer optional living and death benefit riders that, for additional charges, offer protection against market risk (the risk that your investments may decline in value or underperform your expectations) and may guarantee a minimum lifetime income.

Additional Services.
•	Dollar Cost Averaging Programs. These programs allow you to systematically transfer a set amount each month among the available investment options. The programs are standard Dollar Cost Averaging and Enhanced Dollar Cost Averaging.
•	Asset Rebalancing. This program directs us to automatically rebalance your Contract to return to your original percentage investment allocations on a periodic basis.
•	Systematic Withdrawals. This program allows you to receive regular automatic withdrawals from your Contract, provided that each payment must amount to at least $100 (unless we consent otherwise).

FEE TABLE AND EXAMPLES
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering, or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have selected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, make withdrawals from the Contract, or transfer Contract Value between investment options. State premium taxes of 0% to 3.5% may also be deducted.

Transaction Expenses
	Standard Class	B Plus Class	C Class	L Class	P Class
Withdrawal Charge(1) (as a percentage of each purchase payment)	7%	9%	None	7%	8%

Transfer Fee(2)	$25 $0 (First 12 per year)
(1)	The Withdrawal Charge may also apply if you annuitize under a period certain option for a specified period of less than 15 years. The Withdrawal Charge is a declining percentage of each purchase payment and varies by Contract Class as follows. (See "Asset-Based Insurance Charge, Withdrawal Charge and Other Deductions—Withdrawal Charge.")

Number of Complete Years from Receipt of Purchase Payment	Standard Class	B Plus Class	C Class	L Class	P Class
0	7%	9%	None	7%	8%
1	6%	8%		6%	8%
2	6%	8%		5%	8%
3	5%	7%		0%	7%
4	4%	6%		0%	6%
5	3%	5%		0%	5%
6	2%	4%		0%	4%
7	0%	2%		0%	3%
8	0%	2%		0%	2%
9 and thereafter	0%	0%		0%	0%
(2)	Currently, we do not charge this fee. We reserve the right to limit the number and dollar amount of transfers and impose a transfer fee of up to $25 per transfer. We will not restrict transfers to less than 12 per Contract Year.

The next tables describe the fees and expenses that you will pay each year during the time that you own the Contract, not including Eligible Fund fees and expenses. If you chose to purchase an optional benefit, you will pay additional charges, as shown below.

Annual Contract Expenses
Administrative Expenses(1)	$30

	Standard Class	B Plus Class(3)	C Class	L Class	P Class
Base Contract Expenses(2) (as a percentage of average daily net assets in the subaccounts)	1.25%	1.60%	1.60%	1.50%	1.15%
Optional Benefit Expenses(4)
Optional Death Benefit – Annual Step-Up Death Benefit(5) (as a percentage of average daily net assets in the subaccounts)	0.20%
Optional Death Benefit – Greater of Annual Step-Up or 5% Annual Increase Death Benefit(5) (as a percentage of average daily net assets in the subaccounts)	0.35%
Additional Death Benefit – Enhanced Death Benefit Rider(6) as a percentage of the death benefit base)
Maximum Charge	1.50%
Current Charge (issue age 0-69)	0.75%
Current Charge (issue age 70-75)	0.95%
Earnings Preservation Benefit Rider(7) (as a percentage of average daily net assets in the subaccounts)	0.25%
Guaranteed Minimum Income Benefit Plus II(8),(9) (as a percentage of the Income Base)
Maximum Charge	1.50%
Current Charge	1.00%
Guaranteed Minimum Income Benefit Plus I(9) (as a percentage of the Income Base)
Maximum Charge	1.50%
Current Charge	0.80%
Guaranteed Minimum Income Benefit II or Guaranteed Minimum Income Benefit I(9) (as a percentage of the Income Base)
Maximum Charge	0.50%
Current Charge	0.50%
Guaranteed Withdrawal Benefit I(10) (as a percentage of the Total Guaranteed Withdrawal Amount)
Maximum Charge	0.95%
Current Charge	0.50%

Enhanced Guaranteed Withdrawal Benefit(10) (as a percentage of the Total Guaranteed Withdrawal Amount)
Maximum Charge	1.00%
Current Charge	0.55%
Lifetime Withdrawal Guarantee II Benefit (Single Life Version)(11) (as a percentage of the Total Guaranteed Withdrawal Amount)
Maximum Charge	1.60%
Current Charge	1.25%
Lifetime Withdrawal Guarantee II Benefit (Joint Life Version)(11) (as a percentage of the Total Guaranteed Withdrawal Amount)
Maximum Charge	1.80%
Current Charge	1.50%
Lifetime Withdrawal Guarantee I Benefit (Single Life version)(11) (as a percentage of the Total Guaranteed Withdrawal Amount)
Maximum Charge	0.95%
Current Charge	0.50%
Lifetime Withdrawal Guarantee I Benefit (Joint Life version)(11) (as a percentage of the Total Guaranteed Withdrawal Amount)
Maximum Charge	1.40%
Current Charge	0.70%
Guaranteed Minimum Accumulation Benefit(12) (as a percentage of the Guaranteed Accumulation Amount)	0.75%
(1)	We call this fee the “Contract Administrative Fee” in your Contract, as well as in other places in the prospectus. We deduct the fee on each Contract Anniversary if the Contract Value is less than $50,000. We will also deduct this fee on full withdrawal (regardless of Contract Value) and pro rata on annuitization (if the Contract Value is less than $50,000). We reserve the right to deduct this fee during the annuity phase, pro rata from each annuity payment. In the section entitled “Important Information You Should Consider About The Contract” earlier in the prospectus, we are required to present this fee as part of the Base Contract.
(2)	We call this the “Asset-Based Insurance Charge” in your Contract, as well as in other places in the prospectus. The Asset-Based Insurance Charge in this table will continue to apply after annuitization, except that for the B Plus Class and the P Class, the charge will be 1.25%. This table does not reflect the additional Asset-Based Insurance Charge for certain optional benefits. See the “Optional Benefit Expenses” table in this section. Nor does this table reflect the additional Asset-Based Insurance Charge of 0.25% on amounts invested in certain subaccounts. These additional Asset-Based Insurance Charges, also referred to as “Platform Charges” in this prospectus, are reflected in Appendix A. We reserve the right to impose a Platform Charge on other subaccounts that we add to the Contract in the future, not to exceed an annual rate of 0.25%.
(3)	This charge will be reduced on the B Plus Class by 0.35% after the expiration of the 9-year Withdrawal Charge period.
(4)	The optional benefits are no longer available for purchase.
(5)	This charge is reflected as an additional Asset-Based Insurance Charge in your Contract, as well as in other places in the prospectus. For Contracts issued prior to May 1, 2003, the Asset-Based Insurance Charge for the Annual Step-Up Death Benefit and the Greater of Annual Step-Up or 5% Annual Increase Death Benefit is 0.10% lower than what is described in the table.
(6)	The death benefit base is initially set at an amount equal to your initial purchase payment. The death benefit base is adjusted for subsequent purchase payments and withdrawals. See “THE CONTRACTS – Enhanced Death Benefit.” If you elect an Optional Step-Up, we may increase the charge. Different charges for the Enhanced Death Benefit were in effect prior to May 4, 2009. See “ASSET-BASED INSURANCE CHARGE, WITHDRAWAL CHARGE AND OTHER DEDUCTIONS – Enhanced Death Benefit Rider” for more information.
(7)	This charge is reflected as an additional Asset-Based Insurance Charge in your Contract, as well as in other places in the prospectus.
(8)	For Contracts issued in New York State only, the GMIB Plus II rider charge is 0.95%.

(9)	The Income Base is based on the greater of premiums accumulated with interest and the greatest anniversary value for the Contract, subject to certain limitations. If you elect an Optional Reset under GMIB Plus I or an Optional Step-Up under GMIB Plus II, we may increase the charge but the charge will not exceed the maximum charge listed in this table. Different charges for GMIB II and GMIB I were in effect prior to May 1, 2005. Different charges for GMIB Plus I were in effect prior to February 26, 2007. Different charges for GMIB Plus II were in effect prior to February 24, 2009. See “ASSET-BASED INSURANCE CHARGE, WITHDRAWAL CHARGE AND OTHER DEDUCTIONS – Guaranteed Minimum Income Benefit Rider” and “GUARANTEED INCOME BENEFITS” for more information.
(10)	The Guaranteed Withdrawal Amount initially equals your purchase payments (and any applicable GWB Bonus Amount). If you elect an Optional Reset as permitted under this benefit, we may increase the Guaranteed Withdrawal Benefit charge to the then current charge applicable to the same rider, but no more than the maximum percentage of the Guaranteed Withdrawal Amount stated above. Different charges for Enhanced Guaranteed Withdrawal Benefit were in effect prior to July 16, 2007. See “ASSET-BASED INSURANCE CHARGE, WITHDRAWAL CHARGE AND OTHER DEDUCTIONS – Lifetime Withdrawal Guarantee and Guaranteed Withdrawal Benefit Rider” and “GUARANTEED WITHDRAWAL BENEFITS” for more information.
(11)	The Total Guaranteed Withdrawal Amount initially equals your initial purchase payment. If an Automatic Annual Step-Up occurs under the Lifetime Withdrawal Guarantee, we may increase the charge. Different charges for LWG II were in effect prior to February 24, 2009. See “ASSET-BASED INSURANCE CHARGE, WITHDRAWAL CHARGE AND OTHER DEDUCTIONS – Lifetime Withdrawal Guarantee and Guaranteed Withdrawal Benefit Rider” and “GUARANTEED WITHDRAWAL BENEFITS” for more information.
(12)	The Guaranteed Accumulation Amount equals a percentage of the purchase payments you made during the first 120 days that you held the Contract, less reductions for any withdrawals (and related Withdrawal Charges) that you made at any time before the Rider Maturity Date. See “ASSET-BASED INSURANCE CHARGE, WITHDRAWAL CHARGE AND OTHER DEDUCTIONS – Guaranteed Minimum Accumulation Benefit” for more information.
The next table shows the minimum and maximum total operating expenses charged by the Eligible Funds that you may pay periodically during the time that you own the Contract. These amounts also include applicable Platform Charges if you choose to invest in certain Eligible Funds. A complete list of Eligible Funds available under the Contract, including their annual expenses, may be found in Appendix A.

Annual Eligible Fund Expenses
	Minimum	Maximum
Total Annual Eligible Fund Expenses
(expenses that are deducted from Eligible Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.52%	1.21%
Examples
These Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Transaction Expenses, Annual Contract Expenses, and Annual Portfolio Company Expenses.
For each Class, we have provided two sets of Examples. Both Examples assume that you invest $100,000 in the Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year.
The first Example assumes the most expensive Annual Portfolio Company Expenses and the most expensive optional benefits available for an additional charge (“maximum”). This Example also shows costs assuming the least expensive Annual Portfolio Company Expenses and the most expensive optional benefits available for an additional charge (“minimum”).
The second Example assumes the most expensive Annual Portfolio Company Expenses and that you select no optional benefits for an additional charge (“maximum”). This Example also shows costs assuming the least expensive Annual Portfolio Company Expenses and that you select no optional benefits for an additional charge (“minimum”).
Although your actual costs may be higher or lower, based on these assumptions, your costs would be the following:

Standard Class
(1)  If you surrender your Contract or annuitize under a period certain option for a specified period of less than 15 years (with applicable Withdrawal Charges deducted) at the end of the applicable time period:
	1 Year	3 Years	5 Years	10 Years
(a) ........................	$12,740	$23,555	$33,916	$63,383
(b) ........................	$12,050	$21,543	$30,670	$57,522
(2)  If you do not surrender your Contract or if you annuitize under a life contingency option or under a period certain option for a minimum specified period of 15 years (no Withdrawal Charges would be deducted):
	1 Year	3 Years	5 Years	10 Years
(a) ........................	$5,740	$17,555	$29,916	$63,383
(b) ........................	$5,050	$15,543	$26,670	$57,522
B Plus Class
(1)  If you surrender your Contract or annuitize under a period certain option for a specified period of less than 15 years (with applicable Withdrawal Charges deducted) at the end of the applicable time period:
	1 Year	3 Years	5 Years	10 Years
(a) ........................	$15,333	$27,689	$40,107	$74,799
(b) ........................	$14,615	$25,529	$36,505	$67,678
(2)  If you do not surrender your Contract or if you annuitize under a life contingency option or under a period certain option for a minimum specified period of 15 years (no Withdrawal Charges would be deducted):
	1 Year	3 Years	5 Years	10 Years
(a) ........................	$6,333	$19,689	$34,107	$74,799
(b) ........................	$5,615	$17,529	$30,505	$67,678
C Class
(1)  If you surrender your Contract, do not surrender your Contract, annuitize or do not annuitize at the end of the applicable time period (no Withdrawal Charges apply to the C Class):
	1 Year	3 Years	5 Years	10 Years
(a) ........................	$6,090	$18,564	$31,527	$66,198
(b) ........................	$5,400	$16,567	$28,328	$60,548
L Class
(1)  If you surrender your Contract or annuitize under a period certain option for a specified period of less than 15 years (with applicable Withdrawal Charges deducted) at the end of the applicable time period:
	1 Year	3 Years	5 Years	10 Years
(a) ........................	$12,990	$23,277	$31,069	$65,404
(b) ........................	$12,300	$21,275	$27,857	$59,694
(2)  If you do not surrender your Contract or if you annuitize under a life contingency option or under a period certain option for a minimum specified period of 15 years (no Withdrawal Charges would be deducted):
	1 Year	3 Years	5 Years	10 Years
(a) ........................	$5,990	$18,277	$31,069	$65,404
(b) ........................	$5,300	$16,275	$27,857	$59,694

P Class
(1)  If you surrender your Contract or annuitize under a period certain option for a specified period of less than 15 years (with applicable Withdrawal Charges deducted) at the end of the applicable time period:
	1 Year	3 Years	5 Years	10 Years
(a) ........................	$13,640	$25,265	$35,451	$62,560
(b) ........................	$12,950	$23,249	$32,191	$56,637
(2)  If you do not surrender your Contract or if you annuitize under a life contingency option or under a period certain option for a minimum specified period of 15 years (no Withdrawal Charges would be deducted):
	1 Year	3 Years	5 Years	10 Years
(a) ........................	$5,640	$17,265	$29,451	$62,560
(b) ........................	$4,950	$15,249	$26,191	$56,637
The Examples should not be considered a representation of past or future expenses or annual rates of return of any subaccount. Actual expenses and annual rates of return may be more or less than those assumed for the purpose of the Examples.

PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
Unsuitable as Short-Term Savings Vehicle. The Contract is intended for retirement savings or other long-term investment purposes. The benefits of tax deferral and living benefit protection also mean the Contract is more beneficial to investors with a long time horizon. It is not suitable as a short-term savings vehicle. This means if you plan to withdraw money or surrender the Contract for short-term needs, it may not be the right contract for you. Unless you own a C Class Contract, a charge may be assessed on withdrawals and surrenders, and it could be substantial. Please discuss your insurance needs and financial objectives with your financial representative.
Investment Risk. You bear the risk of any decline in the Contract Value of your Contract resulting from the performance of the Eligible Funds you have chosen. The Contract Value could decline very significantly, and there is a risk of loss of the entire amount invested. This risk varies with each Eligible Fund. This risk could have a significant negative impact on certain benefits and guarantees under the Contract. The investment risks are described in the prospectuses for the Eligible Funds.
Eligible Funds That Have A Managed Volatility Strategy. Certain Eligible Funds are managed in a way that is intended to minimize volatility of returns (referred to as a “managed volatility strategy”). Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors or general market conditions. Bond prices may fluctuate because they move in the opposite direction of interest rates. Foreign investing carries additional risks such as currency and market volatility. A managed volatility strategy is designed to reduce volatility of returns to these Eligible Funds from investing in stocks and bonds. This strategy seeks to reduce such volatility by “smoothing” returns, which may result in an Eligible Fund outperforming the general securities market during periods of flat or negative market performance, and underperforming the general securities market during periods of positive market performance. This means that in periods of high market volatility, this managed volatility strategy could limit your participation in market gains; this may conflict with your investment objectives by limiting your ability to maximize potential growth of your Contract Value and, in turn, the value of any guaranteed benefit that is tied to investment performance. Other Eligible Funds may offer the potential for higher returns. If you elect certain optional riders, you will be subject to investment allocation restrictions that include these Eligible Funds. This is intended in part to reduce the risk of investment losses that could require us to use our own assets to make payments in connection with the guarantees under those riders. You pay an additional fee for a guaranteed benefit which, in part, pays for protecting the rider benefit base from investment losses. Since the rider benefit base does not decrease as a result of investment losses, a managed volatility strategy might not provide meaningful additional benefit to you. Please see the Eligible Fund prospectuses for more information in general, as well as more information about the managed volatility strategy.
Investment Restrictions – Opportunity Risks. Certain optional benefit riders impose restrictions and limitations on your choices of Eligible Funds. These restrictions and requirements are intended to protect NELICO, and reduce the likelihood that we will have to pay guaranteed benefits under the riders out of our own assets.  The restrictions and requirements could result in your missing out on some or all positive investment performance by certain of the Eligible Funds – this means your opportunity for investment gains may be limited.
Bonus Risk. If you selected the B Plus Class, we added a bonus amount to each purchase payment received in the first Contract Year. Expenses for a B Plus Class Contract may be higher than for a contract without bonuses. The amount of bonuses under a B Plus Class Contract may be more than offset by the fees and charges associated with the bonuses. In addition, bonuses may not be included in the calculation of an optional benefit, as well as the standard death benefit.
Subsequent Purchase Payment Risk. There is no guarantee that you will always be able to make additional purchase payments. We may limit the subsequent purchase payments you can make. In addition, you may not make a subsequent purchase payment (1) within the seven years before the Contract’s Maturity Date for the Standard Class, nine years for the P Class and the B Plus Class, and three years for the L Class, or (2) after a Contract Owner (or the Annuitant, if the Contract is not owned by an individual) reaches age 91. For joint Contract Owners, you may not make a subsequent purchase payment after the older Contract Owner reaches age 86. Restrictions on subsequent purchase payments apply to Contracts issued with certain optional benefits.
Insurance Company Risk. It is possible that we could experience financial difficulty in the future and even become insolvent, and therefore unable to provide all of the guarantees and benefits that exceed the assets in the Variable Account that we promise. Likewise, our experiencing financial difficulty could impair our ability to fulfill our obligations under the Fixed Account offered under this Contract.

Tax Consequences. Withdrawals are generally taxable (to the extent of any earnings in the Contract), and prior to age 59  1⁄2 a tax penalty may apply. In addition, even if the Contract is held for years before any withdrawal is made, the withdrawals are taxable as ordinary income rather than capital gains.
Cybersecurity and Certain Business Continuity Risks. Our variable annuity contract business is largely conducted through complex digital communications and data storage networks and systems operated by us and our service providers or other business partners (e.g., the Eligible Funds and the firms involved in the distribution and sale of our variable annuity contracts). For example, many routine operations, such as processing Owners’ requests and elections and day-to-day recordkeeping, are all executed through computer networks and systems. We have established administrative and technical controls and business continuity and resilience plans to protect our operations against attempts by unauthorized third parties to improperly access, modify, disrupt the operation of, or prevent access to critical networks or systems or data within them (a “cyer-attack”). Despite these protocols, a cyber-attack could have a material, negative impact on NELICO and the Variable Account, as well as individual owners and their contracts. Our operations also could be negatively affected by a cyber-attack at a third party, such as a service provider, business partner, another participant in the financial markets, or a governmental or regulatory authority. Cyber-attacks can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; phishing attacks; account takeover attempts; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. There may be an increased risk of cyber-attacks during periods of geo-political or military conflict. Disruptions or failures may also result from unintentional causes, such as market events that trigger a surge of activity that overloads current information technology and communication systems. Other disruptive events, including (but not limited to) natural disasters, military actions, and public health crises, may adversely affect our ability to conduct business, in particular if our employees or the employees of our service providers are unable or unwilling to perform their responsibilities as a result of any such event. Cyber-attacks, disruptions or failures to our business operations can interfere with our processing of contract transactions, including the processing of transfer orders from our website or with the Eligible Funds; impact our ability to calculate Accumulation Unit values; cause the release and/or possible loss, misappropriation or corruption of confidential Owner or business information; or impede order processing or cause other operational issues. Cyber-attacks, disruptions or failures may also impact the issuers of securities in which the Eligible Funds invest, and it is possible the funds underlying your contract could lose value. There can be no assurance that we or our service providers or the Eligible Funds will avoid losses affecting your contract due to cyber-attacks, disruptions or failures in the future. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully manage and mitigate this risk at all times. Furthermore, we cannot control the cybersecurity plans and systems implemented by third parties, including service providers or issuers of securities in which the Eligible Funds invest.
COVID-19 and Market Conditions. The COVID-19 pandemic has at times resulted in or contributed to significant financial market volatility, travel restrictions and disruptions, quarantines, an uncertain interest rate environment, elevated inflation, global business, supply chain, and employment disruptions affecting companies across various industries, government and central bank interventions, wide-ranging changes in consumer behavior, as well as general concern and uncertainty that has negatively affected the economic environment. At this time, it continues to not be possible to estimate (i) the severity or duration of the pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19, or (ii) the efficacy or utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It likewise remains not possible to predict or estimate the longer-term effects of the pandemic, or any actions taken to contain or address the pandemic, on our business and financial condition, the financial markets, and economy at large. The Company has implemented risk management and contingency plans, and continues to closely monitor this evolving situation, including the impact on services provided by third-party vendors. However, there can be no assurance that any future impact from the COVID-19 pandemic will not be material to the Company and/or with respect to the services the Company or its customers receive from third-party vendors.
Significant market volatility and negative investment returns in the financial markets resulting from the COVID-19 pandemic and market conditions could have a negative impact on returns of the underlying mutual funds in which the Variable Account invests. Depending on market conditions and your individual circumstances (e.g., your selected investment options and the timing of any transfers or withdrawals), you may experience (perhaps significant) negative returns under the Contract. You should consult with your financial representative about how the COVID-19 pandemic and the recent market conditions may impact your future investment decisions related to the Contract, such as making subsequent purchase payments, transfers, or withdrawals, based on your individual circumstances.
The Company
We were organized as a stock life insurance company in Delaware in 1980 and are currently subject to the laws of The Commonwealth of Massachusetts. We are authorized to operate in all 50 states, and the District of Columbia. We are an indirect, wholly owned subsidiary of, and ultimately controlled by, Brighthouse Financial, Inc. (BHF), a publicly-traded company. BHF, through its subsidiaries and affiliates, is one of the largest providers of annuity and life insurance products in the U.S. The Company’s executive offices are located at 125 High Street, Suite 732, Boston, Massachusetts 02110.
The Variable Account
We established a separate investment account, New England Variable Annuity Separate Account (the “Variable Account”), under Delaware law on July 1, 1994, to hold the assets backing the Contracts. When the Company changed its domicile to Massachusetts on August 30, 1996 the Variable Account became subject to Massachusetts law. The Variable Account is registered as a unit investment trust under the Investment Company Act of 1940. The Variable Account may be used to support other variable annuity contracts besides the Contracts. The other contracts may have different charges, and provide different benefits.
The assets of the Variable Account equal to its reserves and other contract liabilities are not available to meet the claims of the Company’s general creditors. The income and realized and unrealized capital gains or losses of the Variable Account are credited to or charged against the Variable Account and not to other income, gains or losses of the Company. All obligations arising under the Contracts are, however, general corporate obligations of the Company.
We allocate your purchase payments to the subaccounts that you elect. If you allocate purchase payments to the Variable Account, the value of Accumulation Units credited to your Contract and the amount of the variable annuity payments depend on the investment experience of the Eligible Fund (a mutual fund) in which your selected subaccount invests. We do not guarantee the investment performance of the Variable Account. You bear the full investment risk for all amounts allocated to the Variable Account.
We are obligated to pay all money we owe under the Contracts—such as death benefits and annuity payments—even if that amount exceeds the assets in the Variable Account. Any such amount that exceeds the assets in the Variable Account is paid from our general account. Any such amount under any optional death benefit, optional Guaranteed Minimum Income Benefit, optional Guaranteed Withdrawal Benefit, or optional Guaranteed Minimum Accumulation Benefit that exceeds the assets in the Variable Account are also paid from our general account. Benefit amounts paid from the general account are subject to our financial strength and claims paying ability and our long term ability to make such payments. We issue other annuity contracts and life insurance policies where we pay all money we owe under those contracts and policies from our general account. The Company is regulated as an insurance company under state law, which includes limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.
The investment advisers to certain of the Eligible Funds offered with the Contracts or with other variable annuity contracts issued through the Variable Account may be regulated as Commodity Pool Operators. While we do not concede that the Variable Account is a commodity pool, we have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodities Exchange Act (CEA), and are not subject to registration or regulation as a pool operator under the CEA.
Certain Payments We Receive with Regard to the Eligible Funds
An investment adviser (other than our affiliate Brighthouse Investment Advisers, LLC, “Brighthouse Advisers”) or subadviser of an Eligible Fund, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing and support services with respect to the Contracts and, in the Company’s role as an intermediary, with respect to the Eligible Funds. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Eligible Fund assets. Contract Owners, through their indirect investment in the Eligible Funds, bear the costs of these advisory fees (see the Eligible Funds’ prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Eligible Funds attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.
Additionally, an investment adviser or subadviser (other than our affiliate, Brighthouse Advisers) of an Eligible Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliate) with increased access to persons involved in the distribution of the Contracts.
We and/or certain of our affiliated insurance companies have joint ownership interests in our affiliated investment adviser Brighthouse Advisers, which is formed as a “limited liability company”. Our ownership interest in Brighthouse Advisers entitles us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Eligible Funds. We will benefit accordingly from assets allocated to the Eligible Funds to the extent they result in profits to the adviser. See the prospectuses for the Eligible Funds for information on the management fees paid by the Eligible Funds and the Statement of Additional Information for the Eligible Funds for information on the management fees paid by the advisers to the subadvisers.)
Certain Eligible Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. An Eligible Fund’s 12b-1 Plan, if any, is described in more detail in the Eligible Fund’s prospectus. Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. (See “DISTRIBUTION OF THE CONTRACTS.”) Payments under an Eligible Fund’s 12b-1 Plan decrease the Eligible Fund’s investment return.
We select the Eligible Funds offered through this Contract based on a number of criteria, including asset class coverage, the strength of the adviser’s or subadviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Eligible Fund’s adviser or subadviser is one of our affiliates or whether the Eligible Fund, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Eligible Funds periodically and may remove an Eligible Fund or limit its availability to new purchase payments and/or transfers of Contract Value if we determine that the Eligible Fund no longer meets one or more of the selection criteria, and/or if the Eligible Fund has not attracted significant allocations from Contract Owners. In some cases, we have included Eligible Funds based on recommendations made by selling firms. These selling firms may receive payments from the Eligible Funds they recommend and may benefit accordingly from the allocation of Contract Value to such Eligible Funds.
We do not provide any investment advice and do not recommend or endorse any particular Eligible Fund. You bear the risk of any decline in the Contract Value of your Contract resulting from the performance of the Eligible Funds you have chosen.
Investments of The Variable Account
We will allocate your purchase payments to the subaccounts investing in one or more of the Eligible Funds you chose. No sales charge will apply at the time you make your payment. You may change your selection of Eligible Funds for future purchase payments at any time free of charge. (See “Requests and Elections.”) You can transfer to or from any Eligible Fund, subject to certain conditions. (See “Transfer Privilege.”) You may allocate your Contract Value among the subaccounts (including the Fixed Account, with certain exceptions) as you choose at any one time (subject to limitation). You may not choose more than 18 subaccounts (including the Fixed Account) at the time you submit your initial purchase payment. If you wish to allocate a subsequent purchase payment to more than 18 subaccounts (including the Fixed Account), we must have your request to allocate future purchase payments to more than 18 subaccounts on record before we can apply your subsequent payment to your chosen allocation. You must allocate a minimum of $500 to each account you select unless the Company consents to lower amounts. We reserve the right to add or remove Eligible Funds from time to time. See “Substitution of Investments.”
Information regarding each Eligible Fund, including its name, a brief statement concerning its investment objective, its investment adviser and any subadviser, current expenses and performance is available in Appendix A to this prospectus. Each Eligible Fund has issued a prospectus that contains more detailed information about the Eligible Fund.
You should read the prospectuses for these funds carefully before investing. The prospectus and other information can be found online at https://dfinview.com/BHF/TAHD/BHF1. You can also request copies of this information at no cost by calling 1-888-243-1932 or sending an email request to rcg@brighthousefinancial.com.
Certain Eligible Funds have investment objectives and policies similar to other funds that may be managed by the same subadviser. The performance of the Eligible Funds, however, may be higher or lower than the other funds. We make no representation that the investment results of any of the Eligible Funds will be comparable to the investment results of any other fund, even if the other fund has the same subadviser. Also, in selecting your Eligible Funds, you should be aware that certain Eligible Funds may have similar investment objectives but differ with respect to fees and charges.
Share Classes of the Eligible Funds
The Eligible Funds offer various classes of shares, each of which has a different level of expenses. Attached prospectuses for the Eligible Funds may provide information for share classes that are not available through the Contract. When you consult the attached prospectus for any Eligible Fund, you should be careful to refer to only the information regarding the class of shares that is available through the Contract. The classes of shares available under the Contract are listed in the Annual Eligible Fund Fees and Expenses table.
Additionally, shares of the Eligible Funds may be offered to insurance company separate accounts of both variable annuity and variable life insurance contracts and to Qualified Plans. Due to differences in tax treatment and other considerations, the interests of various contractowners participating in, and the interests of Qualified Plans investing in the Eligible Funds may conflict. The Eligible Funds will monitor events in order to identify the existence of any material irreconcilable conflicts and determine what action, if any, should be taken in response to any such conflict.
Substitution of Investments
If investment in the Eligible Funds or a particular Fund is no longer possible, in our judgment becomes inappropriate for the purposes of the Contract, or for any other reason in our sole discretion, we may substitute another Eligible Fund or Funds without your consent. The substituted fund may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future purchase payments, or both, for some or all classes of Contracts. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission and applicable state insurance departments. Furthermore, we may close subaccounts to allocation of purchase payments or Contract Value, or both, for some or all classes of Contracts, at any time in our sole discretion. If automatic allocations (such as dollar cost averaging, asset rebalancing, or purchase payments made through our automated payment program) are being made to a subaccount that is closed or no longer available due to an Eligible Fund liquidation, and if you do not give us other instructions, then any amounts that would have gone into the closed subaccount will be allocated to the BlackRock Ultra-Short Term Bond Subaccount.
Fixed Account
You may allocate purchase payments to the Fixed Account in states that have approved this option (except for Contracts purchased on or after May 1, 2003 for which the C Class has been selected, Contracts which are purchased in New York or Washington if any living benefit rider is selected). The Fixed Account is not available if the GMAB is selected. The Fixed Account is a part of our general account and offers a guaranteed interest rate. (See “THE OPERATION OF THE FIXED ACCOUNT” for more information.) During annuitization, the Fixed Account is not available but a fixed payment option is available. All guarantees as to purchase payments or Contract Value allocated to the Fixed Account, interest credited to the Fixed Account, and amounts paid under a fixed payment option are subject to our financial strength and claims-paying ability.

The Contracts
The Owner of the Contract can be a natural person, a trust established for the exclusive benefit of a natural person, a charitable remainder trust or other trust arrangement (if approved by us). If a non-natural person, such as a trust, is the Owner of a non-qualified Contract, the distribution on death rules under the Code may require payment to begin earlier than expected and may impact the usefulness of the living and/or death benefits. The Owner of the Contract can also be a beneficiary of a deceased person’s contract that is an Individual Retirement Account or non-qualified deferred annuity. The Contract is not available to corporations or other business organizations, except to the extent an employer is the purchaser of a simplified employee pension plan (“SEP”) under paragraph 408(k) of the Internal Revenue Code (“the Code”) and a Simple Retirement Account (“SIMPLE IRA”) under paragraph 408(p) of the Code. A contract generally may have two owners (both of whom must be individuals). Subject to state approval, certain retirement plans qualified under the Code may purchase the Contract.
We will issue the Standard Class, C Class, L Class and P Class contracts to an individual through the age of 85 in all states except New York. In New York we will issue the Standard Class to an individual through the age of 82; the L Class and C Class through the age of 85; and the P Class through the age of 80. The maximum issue age for the B Plus Class (for an individual or joint contract owners) is through the age of 80 in all states. Unless otherwise noted, information provided in each section is applicable to all contract classes.
The Contract allows you to select one of several different charge structures, each referred to as a Class, based on your specific situation. Each Class imposes varying levels of Withdrawal Charges and Asset-Based Insurance Charges. The Asset-Based Insurance Charge amounts described below will increase by 0.25% for subaccounts investing in the American Funds Insurance Series. This additional charge is reflected in Appendix A as a “Platform Charge.” Depending on your expectations and preferences, you can choose the Class that best meets your needs. Prior to issuance, you must select one of the following five available Classes of the Contract:
Standard Class
If you do not select a Class, your Contract will be issued as a Standard Class Contract. The Standard Class imposes a Withdrawal Charge on withdrawals equal to a maximum of 7% of each purchase payment, reducing over 7 years. It also imposes an Asset-Based Insurance Charge that ranges from 1.25% to 1.60% during the accumulation period, depending on the death benefit that you select.
B Plus Class
If you select this Class, we will add a bonus amount to your Contract Value every time you make a purchase payment within the first Contract Year. The amount of the bonus is currently 4% of the amount of the purchase payment. The purchase payment bonus will be allocated among the subaccounts and the Fixed Account in the same manner as your purchase payments. Unless we specifically state otherwise, “purchase payments” in reference to the B Plus Class means purchase payments plus any associated bonus amounts.
The B Plus Class imposes a Withdrawal Charge on withdrawals equal to a maximum of 9% of each purchase payment, reducing over 9 years. It also imposes an Asset-Based Insurance Charge that ranges from 1.60% to 1.95% during the Withdrawal Charge period, depending on the death benefit that you select. This charge is reduced by 0.35% after the expiration of the Withdrawal Charge period. The Asset-Based Insurance Charge will be 1.25% after annuitization (see “Asset-Based Insurance Charge”).
Generally, an annuity with a purchase payment bonus may have higher charges and expenses than a similar annuity without a purchase payment bonus. Or, it may have less advantageous benefits and other features, or some combination of different charges and benefits. Alternatively, the charges and features could be the same, but we could make less profit or pay lower commissions to sales agents, or both.
The Company uses a portion of the Asset-Based Insurance Charge and Withdrawal Charge to help recover our cost of providing the bonuses, but the Company does not expect to receive any additional profit due to the higher charges for the B Plus Class. In addition, you should know that over time, particularly in a positive market or the last few years that a Withdrawal Charge applies, the higher costs associated with the B Plus Class may exceed the sum of the bonuses and related earnings. Accordingly, you should always consider the expenses along with the benefits and other features to be sure that your annuity meets your financial needs and goals. Additionally, the annuity purchase rates for the B Plus Class Contract are different than for other Classes (see “Amount of Annuity Payments”). The B Plus Class may not be appropriate for use with certain qualified plans where there may be minimal initial purchase payments submitted in the first Contract Year.
If you cancel the Contract by returning it during the Free Look Period, we will deduct any bonus amounts from the refund amount. We will take back the premium credit as if it had never been applied if we recapture a purchase payment bonus. However, the amount returned to you will not be decreased by any investment loss and you will retain any investment gain attributable to the bonus.
C Class
The C Class does not impose any Withdrawal Charge on withdrawals, but imposes a higher Asset-Based Insurance Charge than the Standard Class. This Asset-Based Insurance Charge ranges from 1.60% to 1.95% during the accumulation period, depending on the death benefit that you select.
L Class
The L Class reduces the period of time that a Withdrawal Charge applies on withdrawals, but imposes a higher Asset-Based Insurance Charge than the Standard Class. Specifically, the L Class imposes a Withdrawal Charge on withdrawals for three years equal to a maximum of 7% of each purchase payment (reducing to 6% in the second year and 5% in the third year). It also imposes an Asset-Based Insurance Charge that ranges from 1.50% to 1.85% during the accumulation period, depending on the death benefit that you select.
P Class
The P Class lengthens the period of time that a Withdrawal Charge is imposed on withdrawals, and imposes a lower Asset-Based Insurance Charge than the Standard Class. Specifically, the P Class imposes a Withdrawal Charge on withdrawals equal to a maximum of 8% of each purchase payment, reducing over 9 years. It also imposes an Asset-Based Insurance Charge that ranges from 1.15% to 1.50% during the accumulation period, depending on the death benefit that you select. The Asset-Based Insurance Charge will be 1.25% after annuitization (see “Asset-Based Insurance Charge”).

***
Prior to 2011, we made available an employee version of a Standard Class or P Class Contract which includes a purchase payment credit feature. The charges and deductions and all other features are the same as other Standard Class or P Class Contracts. Persons eligible to purchase an employee version are age 80 or younger, and are employees, officers, and directors or trustees of the Company, its affiliates, any broker-dealer authorized to sell the Contracts (or any bank affiliated with such a broker-dealer) and any investment adviser or subadviser to the Portfolios or certain family members of the foregoing. If consistent with applicable state insurance law, for each purchase payment made under an employee version, we will credit the Contract with an additional 5% of each purchase payment. Any employee version purchase payment credit amounts will be applied on a pro-rata basis to the Fixed Account, if available, and the Eligible Funds based upon your allocation for your purchase payments, and will be subject to recapture under the same circumstances as the purchase payment credit for the B Plus Class, described above. No employee version purchase payment credit will apply to purchase payments which consist of money exchanged from other annuity issued by the Company or its affiliates. Other limitations may apply. We reserve the right to change the eligibility for or terms of the employee version.
Purchase Payments
Currently, the Standard Class and P Class minimum initial purchase payment is $5,000 for non-qualified plans and $2,000 for qualified plans unless we agree otherwise. The minimum subsequent purchase payment for non-qualified or qualified plans is $500 unless we agree otherwise. We will accept a different amount if required by federal tax law. For the C Class and L Class, the minimum initial investment is $25,000 and the minimum subsequent purchase payment is $500, unless we agree otherwise. For the B Plus Class, the minimum initial investment is $10,000 and the minimum subsequent purchase payment is $500, unless we agree otherwise. The following exceptions may apply.
•	For the Standard and P Classes only, when the Contract is bought as part of an individual retirement account under Section 408(a) of the Internal Revenue Code (the “Code”) or individual retirement annuity under Section 408(b) of the Code (both referred to as “IRAs”), or as a Roth IRA under Section 408A of the Code (“Roth IRA”), if you choose to have monthly purchase payments withdrawn from your financial institution account through debit authorization we will accept a monthly minimum of $100 in lieu of a single $2,000 initial purchase payment.
•	For all other Contracts, we may accept monthly subsequent purchase payments as low as $100 per month if they are made through our automated payment program. The minimum initial purchase payment for the selected class must still be met.
•	We reserve the right to refuse purchase payments made via personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be filled. (See “Withdrawals.”)
•	If you send your purchase payment or transaction requests to an address other than the one we have designated for receipt of such purchase payments or requests, we may return the purchase payment to you, or there may be a delay in applying the purchase payment or transaction to your contract.
•	We will not accept purchase payments made with cash, money orders or travelers checks.
We may limit initial and subsequent purchase payments made under a Contract (See “Restrictions on Subsequent Purchase Payments” below). Currently, the maximum total purchase payment for all Contracts is $1,000,000, without approval from us.
If your Contract was issued as a Qualified Contract under Section 403(b) of the Code (also called a “tax sheltered annuity” or “TSA”) in a “90-24 transfer” completed on or before September 24, 2007, we urge you to consult with your tax advisor prior to making additional purchase payments. Such additional payments may have significant adverse tax consequences. (See “FEDERAL INCOME TAX CONSIDERATIONS.”)
When we receive your completed application (information) and initial purchase payment, within two business days we will issue your Contract. The Contract Date is the date shown on your Contract. We will contact you if the application is incomplete and we need additional information. We will return initial purchase payments if the application is not complete within five business days unless you agree otherwise. We reserve the right to reject any application.
Restrictions on Subsequent Purchase Payments.    We reserve the right to reject any purchase payment and to limit future purchase payments. This means we may restrict your ability to make subsequent purchase payments for any reason, subject to applicable requirements in your state. We may make certain exceptions to restrictions on subsequent purchase payments in accordance with our established administrative procedures.
We will notify you in advance if we impose restrictions on subsequent purchase payments. You and your financial representative should carefully consider whether our ability to restrict subsequent purchase payments is consistent with your investment objectives. Current restrictions are described below.
No subsequent purchase payments may be made:
(1)   within seven years prior to the Contract’s Maturity Date for the Standard Class; nine years for the B Plus Class and the P Class; and three years for the L Class;
(2)   after a Contract Owner (or the Annuitant, if the Contract is not owned by an individual) reaches age 91 (for joint Contract Owners, you may not make a purchase payment after the older Contract Owner reaches age 86); or
(3)   after the close of the New York Stock Exchange on August 17, 2012 if your Contract was issued with one or more of the following optional riders: GMIB I, GMIB Plus I, GMIB Plus II, GWB I, Enhanced GWB, LWG I, LWG II, GMAB, and the Enhanced Death Benefit (not applicable to C Class Contracts).

Restriction (3) does NOT apply and you may continue to make subsequent purchase payments at this time if your Contract was issued in one of the following states: Connecticut, Florida, Massachusetts, Maryland, Minnesota, New Jersey, New York, Oregon, Pennsylvania, Texas, Utah, or Washington. Additionally, if the GMIB Plus II or GMIB Plus I rider terminates (see “LIVING BENEFITS—GUARANTEED INCOME BENEFITS), or if you elected both the GMIB Plus II and Enhanced Death Benefit (see “THE CONTRACTS—Enhanced Death Benefit Rider”) riders and they both terminate, the restrictions on subsequent purchase payments will no longer apply. However, if you elected both the GMIB Plus II and Enhanced Death Benefit riders, and only the GMIB Plus II rider has terminated, the restrictions on subsequent purchase payments will continue to apply.
Notwithstanding the foregoing restrictions, we will permit you to make a subsequent purchase payment when either of the following conditions apply to your Contract: (a) your Contract Value is below the minimum described in the “Inactive Contracts” section below; or (b) an optional living or death benefit rider charge which is assessed by canceling Accumulation Units from the Variable Account is greater than your Contract Value. In addition, for IRAs (including annuity contracts held under Custodial IRAs), we will permit subsequent purchase payments up to your applicable annual IRS limits, provided the subsequent purchase payment is not in the form of a transfer or rollover from another tax-qualified plan or tax qualified investment. We will permit subsequent purchase payments for Qualified Contracts (other than IRAs and annuity contracts held under Custodial IRAs), provided the subsequent purchase payment is not in the form of a transfer or rollover from another tax-qualified plan. Other exceptions to restrictions on subsequent purchase payments may apply, in accordance with our established administrative procedures.
Ten Day Right to Review
Within 10 days (or more where required by applicable state insurance law) after you receive your Contract you may return it to us or our agent for cancellation. Upon cancellation of the Contract, we will return to you the Contract Value. The amount you receive may be more or less than your purchase payments depending upon the performance of the Eligible Funds (and any interest credited by the Fixed Account, if applicable). This means you bear the risk of any decline of your Contract Value due to subaccount performance during this period. If required by the insurance law or regulations of the state in which your Contract is issued, however, we will refund all purchase payments made. If you have selected the B Plus Class and you return your Contract during this period, we will recapture the bonus credit amount. The amount returned to you will not be decreased by any investment loss and you will retain any investment gain attributable to the bonus.
Allocation of Purchase Payments
When you purchase a Contract, you may allocate your purchase payments to the subaccounts and/or the Fixed Account (subject to limitations). You may not choose more than 18 subaccounts (including the Fixed Account) at the time you submit your initial purchase payment. You must allocate a minimum of $500 dollars to each account you select. However, for IRAs and Roth IRAs, if purchase payments are less than $2,000, you may allocate the payments to a maximum of four accounts. If you wish to allocate the payment to more than 18 subaccounts (including the Fixed Account), we must have your request to allocate future purchase payments to more than 18 subaccounts on record before we can apply your subsequent payment to your chosen allocation. We convert your purchase payments, allocated to the Eligible Funds, to a unit of interest known as an Accumulation Unit. The number of Accumulation Units credited to the Contract is determined by dividing the purchase payment (or transfer request) by the Accumulation Unit Value for the selected subaccounts at the end of the valuation day we receive your purchase payment at our Annuity Administrative Office. (See “Requests and Elections” for more information on receipt of purchase payments.) We reserve the right to make certain changes to the Eligible Funds (see “Substitution of Investments”).
Investment Allocation Restrictions for Certain Riders
If you choose the GMIB Plus I or II, Lifetime Withdrawal Guarantee I or II, or Enhanced Death Benefit rider, until the rider terminates, you will be subject to investment allocation restrictions. Please see “Appendix B – Eligible Funds Available Under the Benefits Offered Under the Contract” for the investment options to which you may allocate purchase payments and Contract Value. See the “EDCA” section for information on allocating purchase payments to the EDCA account.

If you choose the Guaranteed Minimum Accumulation Benefit rider, until the rider terminates, we will require you to allocate your purchase payments and Contract Value solely to one portfolio as listed in “Appendix B – Eligible Funds Available Under the Benefits Offered Under the Contract” (you may participate in the EDCA program, subject to restrictions).
Your purchase payments and transfer requests must be allocated in accordance with the any applicable investment allocation restrictions. We will reject any purchase payments or transfer requests that do not comply with the above limitations.
We classify the subaccounts that are available and unavailable for investment under investment allocation restrictions. We may determine or change the classification of a subaccount in the event that a subaccount is added, deleted, substituted, merged or otherwise reorganized. You will not be required to reallocate purchase payments or Contract Value that you allocated to a subaccount before we changed its classification, unless you make a new purchase payment or request a transfer among subaccounts (other than pursuant to asset rebalancing and Enhanced Dollar Cost Averaging programs in existence at the time the classification of the subaccount changed). If you make a new purchase payment or request a transfer among subaccounts, you will be required to take the new classification into account in the allocation of your entire Contract Value. We will provide you with prior written notice of any changes in classification of subaccounts.
You and your financial representative should carefully consider whether the Eligible Funds available under a rider meet your investment objectives and risk tolerance. See Appendix A in this prospectus for Eligible Funds that employ a managed volatility strategy.
Rebalancing.    If you choose to allocate according to (B) above, we will rebalance your Contract Value on a quarterly basis based on your most recent allocation of purchase payments that complies with the allocation limitations described above. We will also rebalance your Contract Value when we receive a subsequent purchase payment that is accompanied by new allocation instructions (in addition to the quarterly rebalancing). We will first rebalance your Contract Value on the date that is three months from the rider issue date; provided however, if a quarterly rebalancing date occurs on the 29th, 30th or 31st of a month, we will instead rebalance on the 1st day of the following month. We will subsequently rebalance your Contract Value on each quarter thereafter on the same day. In addition, if a quarterly rebalancing date is not a business day the reallocation will occur on the next business day. Withdrawals from the contract will not result in rebalancing on the date of withdrawal.
The rebalancing requirement described above does not apply if you choose to allocate according to (A) above.
EDCA.    If you choose to allocate according to (B) above and you choose to allocate a purchase payment to the EDCA account, that entire purchase payment must be allocated only to the EDCA account. Any transfer from an EDCA account must be allocated in accordance with the limitations described under (B) above. In addition, if you made previous purchase payments before allocating a purchase payment to the EDCA account, all transfers from an EDCA account must be allocated to the same subaccounts as your most recent allocations for purchase payments.
Changing Purchase Payment Allocation Instructions.    You may change your purchase payment allocation instructions under (B) above at any time by providing notice to us at our Annuity Administrative Office or by any other method acceptable to us, provided such instructions comply with the allocation limits described above. If you provide new allocation instructions for purchase payments and if these instructions conform to the allocation limits described under (B) above, then we will rebalance in accordance with the revised allocation instructions. Any future purchase payment, EDCA account transfer and quarterly rebalancing allocations will be automatically updated in accordance with these new instructions.
Subsequent Purchase Payments.    If permitted, subsequent purchase payments must be allocated in accordance with the above limitations. When allocating according to (B) above, it is important to remember that the entire Contract Value will be immediately reallocated according to any new allocation instructions that accompany a subsequent purchase payment if the new allocation instructions differ from those previously received on the contract. Allocating according to (B) does not allow you to specify different allocations for individual purchase payments. Due to the rebalancing and reallocation requirements of Option B, the entire Contract will be immediately allocated according to the most recently provided allocation instructions.
Transfers.    Please note that any transfer request must result in a Contract Value that meets the allocation limits described above. Any transfer request will not cause your allocation instructions to change unless you provide us with a separate instruction at the time of transfer.

Contract Value and Accumulation Unit Value
We determine the value of your Contract by multiplying the number of Accumulation Units credited to your Contract by the appropriate Accumulation Unit Values. The Accumulation Unit Value for each Class and subaccount depends on the net investment experience of its corresponding Eligible Fund and reflects the deduction of all fees and expenses.
The Accumulation Unit Value of each Class of each subaccount was initially set at $1.00. We determine the Accumulation Unit Value by multiplying the most recent Accumulation Unit Value by the net investment factor for that day. The net investment factor is determined for each Class for each subaccount and reflects the change in net asset value per share of the corresponding Eligible Fund as of the close of regular trading on the New York Stock Exchange from the net asset value most recently determined, the amount of dividends or other distributions made by that Eligible Fund since the last determination of net asset value per share, and daily deductions from the average daily net asset value of the subaccount for the Variable Account annual expenses which vary depending upon the Class, death benefit, and subaccounts you choose. (See “Asset-Based Insurance Charge, Withdrawal Charge and Other Sales Deductions.”) The net investment factor may be greater or less than one. We describe the formula for determining the net investment factor under the caption “Net Investment Factor” in the Statement of Additional Information.
If you select the Fixed Account option, the total Contract Value includes the amount of Contract Value held in the Fixed Account. (See “THE FIXED ACCOUNT.”)
Payment on Death Prior to Annuitization
Prior to annuitization, your Contract’s Death Proceeds will be determined as of the end of the business day that we receive, at our Annuity Administration Office, both due proof of the death of: (1) you as Contract Owner; (2) the first Contract Owner to die, if your Contract has Joint Owners; or (3) the Annuitant, if your Contract is not owned in an individual capacity and an acceptable election for the payment method. (If there is no named Beneficiary under a joint Contract, the Death Proceeds will be paid to the surviving Contract Owner.) Until the Beneficiary (or first Beneficiary if there are multiple Beneficiaries) submits the necessary documentation in Good Order, any Contract Value attributable to his/her portion of the death benefit that is invested in the Variable Account remains invested and is subject to investment risk. After annuitization, there is no death benefit, however, depending on the annuity payment option you elect, any remaining guarantee (i.e., cash refund amount or guaranteed annuity payments) will be paid to your Beneficiary (see “ANNUITY PAYMENTS” for more information).
You will receive the Standard Death Benefit unless you chose to receive one of three optional death benefits only two of which are available in any state—the Annual Step-Up Death Benefit, the Greater of Annual Step-Up or 5% Annual Increase Death Benefit, or the Enhanced Death Benefit. The first two optional death benefits will increase the Asset-Based Insurance Charge applicable to your Contract. The Enhanced Death Benefit is available for an additional charge. You may also elect to purchase, for an additional charge, the Earnings Preservation Benefit Rider, which provides an additional death benefit to assist with covering taxes payable at death. You cannot elect both the Enhanced Death Benefit Rider and Earnings Preservation Benefit Rider. After annuitization, the charges for the Enhanced Death Benefit Rider and Earnings Preservation Benefit Rider will not be assessed.
If we are presented with proof of your death before any requested transaction is completed (including transactions under automated investment strategies and automated withdrawal programs), we will cancel the request. As described above, the death benefit will be determined when we receive both due proof of death and written payment instructions or election of Spousal Continuation or Beneficiary Continuation.
Multiple Beneficiaries.    Where there are multiple Beneficiaries, any guaranteed death benefit amount will only be determined as of the time the first Beneficiary submits the necessary documentation in Good Order. If the guaranteed death benefit payable is an amount that exceeds the Contract Value on the day it is determined, we will apply to the Contract’s Contract Value an amount equal to the difference between the death benefit payable and the Contract Value, in accordance with the current allocation of the Contract Value. The remaining death benefit amounts are held in the Variable Account (and/or Fixed Account, if applicable) until each of the other Beneficiaries submits the necessary document in Good Order to claim his/her death benefit. Contract Value invested in the Variable Account is subject to investment risk until we receive the necessary documentation.

Standard Death Benefit
The Standard Death Benefit at any time will be the greater of:
(1)  the Contract Value; or
(2)   total Purchase Payments, reduced proportionately by the percentage reduction in Contract Value attributable to each partial withdrawal (including any applicable Withdrawal Charge).
If you are a natural person and change the Contract Owner to someone other than your spouse during the accumulation period, the Standard Death Benefit payable when the new Contract Owner dies will be the greater of:
(1)  the Contract Value; or
(2)   the Contract Value as of the effective date of the change of Contract Owner, increased by any purchase payments made and reduced proportionately by the percentage reduction in Contract Value attributable to any partial withdrawals (including any applicable Withdrawal Charge) taken after that date.
Annual Step-Up Death Benefit
If you elect the Annual Step-Up Death Benefit, the death benefit will be the greater of:
(1)  the Contract Value; or
(2)   total purchase payments reduced proportionately by the percentage reduction in Contract Value attributable to each partial withdrawal (including any applicable Withdrawal Charge); or
(3)  the Highest Anniversary Value as defined below.
On the issue date, the Highest Anniversary Value is equal to your initial purchase payment. Thereafter, the Highest Anniversary Value as recalculated will be increased by subsequent purchase payments and reduced proportionately by the percentage reduction in Contract Value attributable to each subsequent partial withdrawal. On each Contract Anniversary prior to the Contract Owner’s 81st birthday, the Highest Anniversary Value will be recalculated and set equal to the greater of the Highest Anniversary Value before the recalculation or the Contract Value on the date of the recalculation.
If you are a natural person and change the Contract Owner to someone other than your spouse, the death benefit is equal to the greatest of:
(a)  the Contract Value;
(b)   the Contract Value as of the effective date of the change of Contract Owner, increased by purchase payments received after that date and reduced proportionately by the percentage reduction in Contract Value attributable to each partial withdrawal (including any applicable Withdrawal Charge) made after that date; or
(c)   the Highest Anniversary Value, except that, on the effective date of the Contract Owner change, the Highest Anniversary Value will be recalculated and set equal to the Contract Value on that date. Thereafter the Highest Anniversary Value (as recalculated) will be increased by subsequent Purchase Payments and reduced proportionately by the percentage reduction in Contract Value attributable to each subsequent partial withdrawal (including any applicable Withdrawal Charge). On each Contract Anniversary prior to the Owner’s 81st birthday, the Highest Anniversary will be recalculated and set equal to the greater of the Highest Anniversary Value before the recalculation or the Contract Value on the date of recalculation.
If a non-natural person owns the Contract, then the Annuitant shall be deemed to be Contract Owner in determining the death benefit. If Joint Owners are named, the age of the older will be used to determine the death benefit amount. You may not purchase this benefit if you are 80 years of age or older.
Greater of Annual Step-Up or 5% Annual Increase Death Benefit
In states where the Greater of Annual Step-Up or 5% Annual Increase Death Benefit rider has been approved and the Enhanced Death Benefit has not been approved, you may select the Greater of Annual Step-Up or 5% Annual Increase Death

Benefit rider if you are age 79 or younger at the effective date of your Contract. If you select the Greater of Annual Step-Up or 5% Annual Increase Death Benefit rider, the death benefit will be the greater of:
(1)  the Contract Value; or
(2)  the Enhanced Death Benefit value.
The Enhanced Death Benefit value is the greater of (a) or (b) below:
(a)  Highest Anniversary Value (as defined above for the Annual Step-Up Death Benefit).
(b)  Annual Increase Amount: On the Issue Date, the Annual Increase Amount is equal to your initial purchase payment. Thereafter, the Annual Increase Amount is equal to (i) less (ii), where:
(i)   is purchase payments accumulated at the Annual Increase Rate. The Annual Increase Rate is 5% per year through the Contract Anniversary immediately prior to the Contract Owner’s 81st birthday, and 0% per year thereafter; and
(ii)   Withdrawal Adjustments accumulated at the Annual Increase Rate. A Withdrawal Adjustment is equal to the value of the Annual Increase Amount immediately prior to a withdrawal multiplied by the percentage reduction in Contract Value attributable to that partial withdrawal (including any applicable Withdrawal Charge).
If you are a natural person and change the Contract Owner to someone other than your spouse, the death benefit is equal to the greater of the Contract Value or the Enhanced Death Benefit; however, for purposes of calculating the Enhanced Death Benefit value:
(a)  the Highest Anniversary Value equals your Contract Value as of the date the Contract Owner is changed; and
(b)   the current Annual Increase Amount equals your Contract Value as of the date the Contract Owner is changed. After that date, the Contract Value on the date the Contract Owner is changed will be treated as the initial purchase payment, and purchase payments received and partial withdrawals taken (including any applicable Withdrawal Charge) prior to the changes of Contract Owner will not be taken into account.
If a non-natural person owns the Contract, then the Annuitant will be treated as the Contract Owner in determining the death benefit amount. If Joint Owners are named, the age of the older will be used to determine the death benefit amount. You may not purchase this benefit if you are 80 years of age or older.
Enhanced Death Benefit Rider
In states where approved, you may select the version of the Enhanced Death Benefit rider described below if you are age 75 or younger at the effective date of your Contract, you either (a) have not elected any living benefit rider or (b) have elected the GMIB Plus II rider. There may be versions of the Enhanced Death Benefit rider that vary by issue date and state availability. If you have already been issued a Contract, please check your Contract and riders for the specific provisions applicable to you. The Enhanced Death Benefit rider is referred to in your contract and rider as the “Guaranteed Minimum Death Benefit” or GMDB.
If you select the Enhanced Death Benefit rider, the amount of the death benefit will be the greater of:
(1)  the Contract Value; or
(2)  the death benefit base.
The death benefit base provides protection against adverse investment experience. It guarantees that the death benefit will not be less than the greater of: (1) the highest Contract Value on any anniversary (adjusted for withdrawals), or (2) the amount of your initial investment (adjusted for withdrawals), accumulated at 5% per year.
The death benefit base is the greater of (a) or (b) below:
(a)   Highest Anniversary Value: On the date we issue your Contract, the Highest Anniversary Value is equal to your initial purchase payment. Thereafter, the Highest Anniversary Value will be increased by subsequent purchase payments and reduced proportionately by the percentage reduction in Contract Value attributable to each partial withdrawal. The percentage reduction in Contract Value is the dollar amount of the withdrawal plus any applicable

Withdrawal Charges divided by the Contract Value immediately preceding such withdrawal. On each Contract Anniversary prior to your 81st birthday, the Highest Anniversary Value will be recalculated to equal the greater of the Highest Anniversary Value before the recalculation or the Contract Value on the date of the recalculation.
The Highest Anniversary Value does not change after the Contract Anniversary immediately preceding the Owner’s 81st birthday, except that it is increased for each subsequent purchase payment and reduced proportionately by the percentage reduction in Contract Value attributable to each subsequent withdrawal (including any applicable Withdrawal Charge).
(b)   Annual Increase Amount: On the date we issue your Contract, the Annual Increase Amount is equal to your initial purchase payment. All purchase payments received within 120 days of the date we issue your Contract will be treated as part of the initial purchase payment for this purpose. Thereafter, the Annual Increase Amount is equal to (i) less (ii), where:
(i)   is purchase payments accumulated at the annual increase rate from the date the Purchase Payment is made. The annual increase rate is 5% per year through the Contract Anniversary immediately prior to your 91st birthday, and 0% per year thereafter; and
(ii)   is withdrawal adjustments accumulated at the annual increase rate. The annual increase rate is 5% per year through the Contract Anniversary immediately prior to your 91st birthday, and 0% per year thereafter. The withdrawal adjustment for any partial withdrawal in a Contract Year is equal to the Annual Increase Amount immediately prior to the withdrawal multiplied by the percentage reduction in Contract Value attributable to that partial withdrawal (including any applicable Withdrawal Charge). However, (1) if the partial withdrawal occurs before the Contract Anniversary immediately prior to your 91st birthday; (2) if all partial withdrawals in a Contract Year are payable to the Owner (or the Annuitant if the Owner is a non-natural person) or other payees that we agree to; and (3) if total partial withdrawals in a Contract Year are not greater than 5% of the Annual Increase Amount on the previous Contract Anniversary, the total withdrawal adjustments for that Contract Year will be set equal to the dollar amount of total partial withdrawals in that Contract Year and will be treated as a single withdrawal at the end of that Contract Year.
The Annual Increase Amount does not change after the Contract Anniversary immediately preceding the Owner’s 91st birthday, except that it is increased for each subsequent purchase payment and reduced by the withdrawal adjustments described in (b)(ii) above.
The Highest Anniversary Value and Annual Increase Amount are calculated independently of each other. When the Highest Anniversary Value is recalculated and set equal to the Contract Value, the Annual Increase Amount is not set equal to the Contract Value. See “Optional Step-Up” below for a feature that can be used to reset the Annual Increase Amount to the Contract Value.
For Contracts issued based on applications and necessary information received in Good Order at our Annuity Administrative Office on or before May 1, 2009, we offered a version of the Enhanced Death Benefit rider that is no longer available. The prior version is the same as the current version except that: (1) the annual increase rate for the Annual Increase Amount and for withdrawal adjustments is 6% with respect to (b)(i) and (ii) above; (2) different investment allocation restrictions apply (see “THE CONTRACTS—Allocation of Purchase Payments—Investment Allocation Restrictions for Certain Riders”); and (3) different rider charges apply (see ASSET-BASED INSURANCE CHARGE, WITHDRAWAL CHARGE AND OTHER DEDUCTIONS—Enhanced Death Benefit Rider”).
Taxes.    Withdrawals of taxable amounts will be subject to ordinary income tax and, if made prior to age 59 1⁄2, a 10% federal income tax penalty may apply.
Optional Step-Up.    On each Contract Anniversary on or after the first anniversary following the effective date of the rider, you may elect an Optional Step-Up. An Optional Step-Up may be beneficial if your Contract Value has grown at a rate above the annual increase rate on the Annual Increase Amount (5%). As described below, an Optional Step-Up resets the Annual Increase Amount to the Contract Value. After an Optional Step-Up, the annual increase rate will be applied to the new, higher Annual Increase Amount and therefore the amount that may be withdrawn without reducing the Annual Increase Amount on a proportionate basis will increase. However, if you elect to reset the Annual Increase Amount, we may reset the rider charge to a rate that does not exceed the lower of: (a) the Maximum Optional Step-Up Charge (1.50%) or (b) the current rate that we would charge for the same rider available for new contract purchases at the time of the Optional Step-Up.
An Optional Step-Up is permitted only if: (1) the Contract Value exceeds the Annual Increase Amount immediately before the Optional Step-Up; and (2) the Owner (or oldest Joint Owner or Annuitant if the Contract is owned by a non-natural person) is not older than age 80 on the date of the Optional Step-Up. If your Contract has both a GMIB rider and an Enhanced Death Benefit rider, and you would like to elect an Optional Step-Up, you must elect an Optional Step-Up for both riders. You may not elect an Optional Step-Up for only one of the two riders. Upon the Optional Step-Up, we may reset the rider charge, as described below, on one or both riders.
You may elect either: (1) a one-time Optional Step-Up at any Contract Anniversary provided the above requirements are met, or (2) Optional Step-Ups to occur under the Automatic Annual Step-Up. If you elect Automatic Annual Step-Ups, on any Contract Anniversary while this election is in effect, the Annual Increase Amount will reset to the Contract Value automatically, provided the above requirements are met. The same conditions described above will apply to each Automatic Step-Up. You may discontinue this election at any time by notifying us in writing, at our Annuity Administrative Office (or by any other method acceptable to us), at least 30 days prior to the Contract Anniversary on which an Optional Step-Up may otherwise occur. Otherwise, it will remain in effect through the seventh Contract Anniversary following the date you make this election, at which point you must make a new election if you want Automatic Annual Step-Ups to continue. If you discontinue or do not re-elect the Automatic Annual Step-Ups, no Optional Step-Up will occur automatically on any subsequent Contract Anniversary unless you make a new election under the terms described above. (If you discontinue Automatic Annual Step-Ups, the rider (and the rider charge) will continue, and you may choose to elect a one time Optional Step-Up or reinstate Automatic Annual Step-Ups as described above.)
We must receive your request to exercise the Optional Step-Up in writing at our Annuity Administrative Office or any other method acceptable to us. We must receive your request prior to the Contract Anniversary for an Optional Step-Up to occur on that Contract Anniversary.
The Optional Step-Up will:
(a)   Reset the Annual Increase Amount to the Contract Value on the Contract Anniversary following the receipt of an Optional Step-Up election; and
(b)   Reset the Enhanced Death Benefit rider charge to a rate we shall determine that does not exceed the lower of (a) the maximum Optional Step-Up charge (1.50%) or (b) the current rate we would charge for the same rider available for new Contract purchases at the time of the Optional Step-Up.
In the event that the charge applicable to Contract purchases at the time of the Step-Up is higher than your current Enhanced Death Benefit rider charge, you will be notified in writing a minimum of 30 days in advance of the applicable Contract Anniversary and be informed that you may choose to decline the Automatic Annual Step-Up. If you decline the Automatic Annual Step-Up, you must notify us in accordance with our Administrative Procedures (currently we require you to submit your request in writing to our Annuity Administrative Office no less than seven calendar days prior to the applicable Contract Anniversary). Once you notify us of your decision to decline the Automatic Annual Step-Up, you will no longer be eligible for future Automatic Annual Step-Ups until you notify us in writing to our Annuity Administrative Office that you wish to reinstate the Step-Ups. This reinstatement will take effect at the next Contract Anniversary after we receive your request for reinstatement.
On the date of the Step-Up, the Contract Value on that day will be treated as a single purchase payment received on the date of the Step-Up for purposes of determining the Annual Increase Amount after the Step-Up. All purchase payments and withdrawal adjustments previously used to calculate the Annual Increase Amount will be set equal to zero on the date of the Step-Up.
Investment Allocation Restrictions.    If you select the Enhanced Death Benefit rider, there are certain investment allocation restrictions. (See “THE CONTRACTS—Investment Allocation Restrictions for Certain Riders,” and see “Appendix B – Eligible Funds Available Under the Benefits Offered Under the Contract.” If you elect the Enhanced Death Benefit, you may not participate in the Dollar Cost Averaging (DCA) program. However, you may elect to participate in the Enhanced Dollar Cost Averaging (EDCA) program, provided that your destination investment portfolios are selected in accordance with the investment allocation restrictions.
Current Restrictions on Subsequent Purchase Payments.    Subsequent Purchase Payments under the Enhanced Death Benefit rider are restricted as described in “THE CONTRACTS—Purchase Payments—Restrictions on Subsequent Purchase Payments.”
Termination of the Enhanced Death Benefit.    The Enhanced Death Benefit will terminate upon the earliest of:
(a)   The date you make a total withdrawal of your Contract Value (a pro rata portion of the rider charge will be assessed);
(b)   The date there are insufficient funds to deduct the Enhanced Death Benefit rider charge from your Contract Value;
(c)  The date you annuitize your Contract (a pro rata portion of the rider charge will be assessed);
(d)  A change of the Owner or Joint Owner (or Annuitant if the Owner is a non-natural person), subject to our administrative procedures (a pro rata portion of the rider charge will be assessed);
(e)  The date you assign your Contract (a pro rata portion of the rider charge will be assessed);
(f)   The date the death benefit amount is determined (excluding the determination of the death benefit amount under the spousal continuation option); or
(g)  Termination of the Contract to which this rider is attached.
Under our current administrative procedures, we will waive the termination of the Enhanced Death Benefit if you assign a portion of the Contract under the following limited circumstances: if the assignment is solely for your benefit on account of your direct transfer of Contract Value under Section 1035 of the Internal Revenue Code to fund premiums for a long term care insurance policy or purchase payments for an annuity contract issued by an insurance company which is not our affiliate and which is licensed to conduct business in any state. All such direct transfers are subject to any applicable withdrawal charges.
The Enhanced Death Benefit Rider and Annuitization.    Since the Maturity Date at the time you purchase the Contract is the later of age 95 of the Annuitant or 10 years from Contract issue, you must make an election if you would like to extend your Maturity Date to the latest date permitted (subject to restrictions that may apply in your state and our current established administrative procedures). If you elect to extend your Maturity Date to the latest date permitted, and that date is reached, your Contract must be annuitized (see “Annuity Payments”), or you must make a complete withdrawal of your Contract Value. Generally, once your Contract is annuitized, you are ineligible to receive the death benefit selected. However, for Contracts purchased with an Enhanced Death Benefit rider, if you annuitize at the latest date permitted, you must elect one of the following options:
(1)  Annuitize the Account Value under the Contract’s annuity provisions; or
(2)   Elect to receive annuity payments determined by applying the Death Benefit Base to the greater of the guaranteed annuity option rates for this Contract at the time of purchase or the current annuity option rates applicable to the class of Contract you selected. If you die before the complete return of the Death Benefit Base, your beneficiary will receive a lump sum equal to the death benefit determined at annuitization less annuity payments already paid to the Owner.
If you fail to select one of the above options, we will annuitize your Contract under the Variable Life Income with 10-year Period Certain Option, unless the payment under option (2) above is greater, in which case we will apply option (2) to your contract.
(See Appendix E for examples of the Enhanced Death Benefit.)
Earnings Preservation Benefit Rider
The Earnings Preservation Benefit Rider is an optional rider that provides an additional death benefit (“Additional Death Benefit”) to assist with covering income taxes payable upon death. This rider may not be suitable for all Contract Owners

(particularly those approaching age 70 1⁄2) or in all circumstances. You should discuss with your financial representative whether this rider is appropriate for your needs and circumstances.
The Additional Death Benefit Amount will be calculated upon the death of the first Owner or Joint Owner. If the spouse is the beneficiary and elects to continue the Contract, then he or she may: (1) continue the rider so that the Additional Death Benefit is payable upon his or her death; or (2) discontinue the rider and have the Additional Death Benefit that would have been payable at the Owner’s death added to the Contract Value. The rider terminates, and the rider fee is no longer deducted, upon payment of the Additional Death Benefit.
Before the Contract Anniversary immediately prior to the Contract Owner’s 81st birthday, the Earnings Preservation Benefit is equal to the applicable Benefit Percentage from the table below times the amount calculated by (a)-(b) below:
(a)   is the death benefit under your Contract; and
(b)   total purchase payments not withdrawn. For purposes of calculating this value, partial withdrawals (including any applicable Withdrawal Charge) are first applied against earnings in the Contract and then against purchase payments.
On or after the Contract Anniversary immediately prior to the Contract Owner’s 81st birthday, the Earnings Preservation Benefit is equal to the applicable Benefit Percentage times the amount calculated by (a)-(b) below:
(a)   the death benefit amount on the Contract Anniversary immediately prior to the Contract Owner’s 81st birthday, increased by subsequent purchase payments and reduced proportionately by the percentage reduction in Contract Value attributable to each subsequent partial withdrawal (including any applicable Withdrawal Charge); and
(b)   total purchase payments not withdrawn. For purposes of calculating this value, partial withdrawals (including any applicable Withdrawal Charge) are first applied against earnings in the Contract, and then against purchase payments.
Benefit Percentage
Issue Age	Percentage
Ages 69 or younger	40%
Ages 70-79	25%
Ages 80 and above	0%
If a non-natural person owns the Contract, then the Annuitant will be treated as the Contract Owner in determining the Earnings Preservation Benefit. If Joint Owners are named, the age of the older Contract Owner will be used to determine the Earnings Preservation Benefit. You may not purchase this benefit if you are 80 years of age or older.
We deduct a daily fee at the annual rate of 0.25% of average daily net assets in the subaccounts for this rider prior to annuitization. After annuitization the charge will not be assessed.
Options for Death Proceeds
For non-tax qualified plans, the Code requires that if the Contract Owner (or, if applicable, Annuitant) dies prior to annuitization, we must pay Death Proceeds within 5 years from the date of death or apply the Death Proceeds to a payment option to begin within one year, but not to exceed the life or life expectancy of the beneficiary. We will pay the Death Proceeds, reduced by the amount of any applicable premium tax charge, in a lump sum or apply them to provide one or more of the fixed or variable methods of payment available (see “Annuity Options”). The Enhanced Death Benefit is payable only in a lump sum. (Certain annuity payment options are not available for the Death Proceeds.) You may elect the form of payment during your lifetime (or during the Annuitant’s lifetime, if the Contract is not owned by an individual). This election, particularly for Contracts issued in connection with retirement plans qualifying for tax benefited treatment, is subject to any applicable requirements of federal tax law. For Death Proceeds to be paid other than immediately in lump sum, any portion in the Variable Account remains in the Variable Account until distribution begins. From the time the Death Proceeds are determined until complete distribution is made, any amount in the Variable Account will be subject to investment risk. The beneficiary bears such investment risk. Where there are multiple Beneficiaries, the Death Proceeds will only be determined as of the time the first Beneficiary submits the necessary documentation in Good Order. The remaining death benefit amounts are held in the Variable Account (and/or Fixed Account, if applicable) until each of the other Beneficiaries submits the necessary document in Good Order to claim his/her death benefit. (see “Payment on Death Prior to Annuitization—Multiple Beneficiaries” above for more information).
If you have not elected a form of payment, your Beneficiary has 90 days after we receive due proof of death, at our Annuity Administrative Office, to make an election. If you make no election, your Contract will be continued if permitted under our rules then in effect. Whether and when such an election is made could affect when the Death Proceeds are deemed to be received under the tax laws.
The Beneficiary may: (1) receive payment in one sum, either by check or by any other method of payment that provides the Beneficiary with immediate and full access to the proceeds; (2) receive payment in the form of certain annuity payment options that begin within one year of the date of death; or (3) if eligible, continue the Contract under the Beneficiary Continuation provision or the Spousal Continuation provision, as further described below. We may also offer a payment option under which your Beneficiary may receive payments, over a period not extending beyond his or her life expectancy, under a method of distribution similar to the distribution of required minimum distributions from Qualified Contracts. If the Beneficiary does not make an election within 90 days after we receive due proof of death, and the Beneficiary is eligible for either the Beneficiary Continuation or the Spousal Continuation provision, we will continue the Contract under the applicable provision.
There are similar rules for distribution on the death of the Annuitant under tax-qualified plans (including IRAs), but those rules differ in certain material respects. For example, a 10-year payout requirement may apply instead of a five-year payout requirement, and only certain categories of Beneficiaries may be eligible to receive distributions over their life, life expectancy, or any period exceeding 10 years. Likewise, the annuity options that will comply with the tax law may be different for the Qualified Contracts. However, for such Contracts, if Death Proceeds are applied to a payment option, payment must begin no later than the end of the calendar year immediately following the year of death (rather than within one year of death). You should consult your tax adviser about the tax rules applicable to your situation.
Please check with your financial representative regarding the availability of the following in your state.
Subject to applicable tax law requirements, we may also offer a payment option, for certain Qualified Contracts and Non-Qualified Contracts, under which your Beneficiary may receive payments, over a period not extending beyond his or her life expectancy, under a method of distribution similar to the distribution of required minimum distributions that are taken as withdrawals from Individual Retirement Accounts. Such payment option may be limited to certain categories of beneficiaries. If this option is elected, we will issue a new Contract to your Beneficiary in order to facilitate the distribution of payments. The new Contract will be of the same class as your Contract, except if your Contract is a B Plus Class Contract, in which case we will issue a C Class Contract. Your Beneficiary may choose any optional death benefit available under the new Contract. Upon the death of your Beneficiary, the death benefit would be required to be distributed in accordance with applicable tax law requirements. In some cases, this will require that the proceeds be distributed more rapidly than under the method of distribution in effect at the time of your Beneficiary’s death. Moreover, if the Beneficiary under a Qualified Contract is the Annuitant’s spouse, the tax law also generally allows distributions to begin by the year in which the Annuitant would have reached age 72 (age 70 1⁄2, if the Annuitant was born on or before June 30, 1949), which may be more or less than ten years after the Annuitant’s death. (See “Federal Income Tax Considerations.”) To the extent permitted under tax law, and in accordance with our procedures, your designated Beneficiary is permitted to make additional purchase payments consisting of monies which are direct transfers (as permitted under tax law) from other Qualified or Non-Qualified Contracts, depending on which type of Contract you own, held in the name of the decedent. Any such additional purchase payments would be subject to applicable Withdrawal Charges. Your Beneficiary is also permitted to choose some of the optional benefits available under the Contract, but certain Contract provisions or programs may not be available. The beneficiary may be permitted to choose some of the optional benefits available under the contract but no optional living benefit riders are available and certain contract provisions or programs may not be available.
If you (or, if applicable, the Annuitant) die on or after annuitization, the remaining interest in the Contract will be distributed as quickly as under the method of distribution in effect on the date of death.

—Beneficiary Continuation
Since tax law generally requires that Death Proceeds be distributed within five years after the death of a Contract Owner (or, if applicable, the Annuitant), the Beneficiary Continuation provision permits a Beneficiary to keep the Death Proceeds in the Contract and to continue the Contract for a period ending five years after the date of death. In the case of a Qualified Contract, the tax law may require the Death Proceeds to be distributed within 10 years after the applicable death (rather than five years), in which case the Beneficiary Continuation provision will reflect the 10-year requirement under the tax law. The Death Proceeds must meet our published minimum (currently $5,000 for non-tax qualified Contracts and $2,000 for tax Qualified Contracts) in order for the Contract to be continued by any Beneficiary.
If the Beneficiary does not make an election within 90 days after we receive due proof of death, at our Annuity Administrative Office, we will continue the Contract under the Beneficiary Continuation provision for a period ending five years after the date of death (or 10 years after the death, if permitted by tax law). If Beneficiary Continuation is not available because the Beneficiary’s share of the Death Proceeds does not meet our published minimum, however, we will pay the Death Proceeds in a single sum unless the Beneficiary elects a permissible annuity payment option within 90 days after we receive due proof of death.
The Death Proceeds become the Contract Value on the date of the continuation and are allocated among the accounts in the same proportion as they had been prior to the continuation. In addition, the Beneficiary will have the right to make transfers and fully or partially withdraw his or her portion of the Contract Value, but may not make further purchase payments or exercise the dollar cost averaging feature. No minimum guaranteed death benefit amount or Withdrawal Charge will apply. Five years (or, if applicable, 10 years) from the date of death of the Contract Owner (or, if applicable, the Annuitant), we will pay the Beneficiary’s Contract Value to the Beneficiary. If the Beneficiary dies during that five (or, if applicable, 10) year period, the Beneficiary’s death benefit is the Contract Value on the date when we receive due proof of death.
—Special Options for Spouses
Under the Spousal Continuation provision, the Contract may be continued after your death prior to annuitization in certain situations: if a Contract has spousal Joint Owners who are also the only Beneficiaries under the Contract, or if only one spouse is the Contract Owner (or, if applicable, the Annuitant) and the other spouse is the primary Beneficiary. In either of these situations, the surviving spouse may elect, within 90 days after we receive due proof of your death, at our Annuity Administrative Office:
(1)  to receive the Death Proceeds either in one sum or under a permitted payment option;
(2)  to continue the Contract under the Beneficiary Continuation provision; or
(3)  to continue the Contract under the Spousal Continuation provision with the surviving spouse as the Contract Owner (or, if applicable, the Annuitant).
If the surviving spouse elects to continue the Contract under the Spousal Continuation provision, the Contract Value under the continued Contract will be adjusted as of the date we received due proof of death to an amount equal to the death benefit amount that would have been payable at the Contract Owner’s death (excluding any amount that would have been payable under the Earnings Preservation Benefit Rider if the surviving spouse elects to continue the Rider). Any excess of the death benefit amount over the Contract Value will be allocated among the accounts in the same proportion as they had been prior to the continuation. The spouse is permitted to make additional purchase payments. The spouse is not permitted to choose any optional riders available under the contract unless the deceased spouse had previously purchased the benefit at issue of the contract.
For purposes of the death benefit on the continued contract, Death Proceeds will be calculated the same as prior to continuation except all values used to calculate Death Proceeds, which may include a Highest Anniversary Value and/or an Annual Increase Amount (depending on the optional benefit), are reset on the date the spouse continues the contract. If the Contract includes both the optional Guaranteed Minimum Income Benefit Plus II and the optional Enhanced Death Benefit, the Annual Increase Amount for the optional Guaranteed Minimum Income Benefit Plus II is also reset on the date the spouse continues the Contract.
If the surviving spouse does not make an election within 90 days after we receive due proof of death, we will automatically continue the Contract under the Spousal Continuation provision if our rules permit. Additionally we will treat the absence of an election as if the Earnings Preservation Benefit had been declined. The terms and conditions of the Contract that applied prior to the death will continue to apply, with certain exceptions described in the Contract.
Any Internal Revenue Code reference to “spouse” includes those persons who enter into lawful marriages under state law, regardless of sex.
Transfer Privilege
—General
Currently, you may transfer your Contract Value among subaccounts and/or the Fixed Account without incurring federal income tax consequences. It is not clear, however, whether the Internal Revenue Service will limit the number of transfers between subaccounts and/or the Fixed Account. See the Statement of Additional Information about the Contracts, “Tax Status of the Contract.”
We currently do not charge a transfer fee or limit the number of transfers. We reserve the right to limit transfers and to charge a transfer fee of up to $25. The transfer fee would compensate us generally for the costs of processing transfers. We will not restrict transfers to less than 12. If we do change our policy, we will notify you in advance. We may be required to suspend the right to transfers in certain circumstances (see “THE CONTRACTS—Suspension of Payments”). You may not make a transfer to more than 18 subaccounts (including the Fixed Account) at any time if the request is made by telephone to our voice response system or by Internet. A request to transfer to more than 18 subaccounts (including the Fixed Account) may be made by calling our Annuity Administrative Office. If you have elected the GMAB rider, no transfers are permitted while this rider is in effect except under the EDCA program (see “Guaranteed Minimum Accumulation Benefit”). If you have elected to add a GMIB Plus I, GMIB Plus II, Lifetime Withdrawal Guarantee I, Lifetime Withdrawal Guarantee II or Enhanced Death Benefit rider to your Contract, there are investment allocation restrictions, as described in the section “THE CONTRACTS—Investment Allocation Restrictions for Certain Riders.”
Currently we allow a maximum of $500,000 and a minimum of $500 for each transfer unless otherwise agreed. (If a subaccount contains less than $500, that full amount may be transferred to a subaccount in which you already invested, or you may transfer this amount in combination with Contract Value from another subaccount so that the total transferred to the new subaccount is at least $500.)
During the Annuity Period, you may not make any transfers to the Fixed Account if you are receiving payments under a variable payment option. No transfers are allowed if you are receiving payments under a fixed payment option. Under Contracts issued in New York, you may not transfer any Contract Value to any Portfolio of the American Funds Insurance Series during the Annuity Period. For information regarding the impact of subaccount transfers on the level of annuity payments, see the Statement of Additional Information.
We will treat as one transfer all transfers requested by you on the same day for all Contracts you own. For multiple transfers requested on the same day, which exceed the $500,000 maximum, we will not execute any amount of the transfer. We will make transfers at the Accumulation Unit Values next determined after we receive your request at our Annuity Administrative Office.
We reserve the right to limit the number of transfers during the accumulation and/or income periods. We also reserve the right to refuse transfers to the Fixed Account if we are paying an interest rate on the Fixed Account equivalent to our guaranteed minimum interest rate indicated in your contract. We will notify you, in advance, if we change the above transfer provisions.
Special rules apply to transfers involving the Fixed Account. We limit transfers out of the Fixed Account as to amount. Currently we are not imposing these restrictions but we have the right to reimpose them at any time. Special limits may apply on purchase payments and amounts transferred into the Fixed Account. (See “THE OPERATION OF THE FIXED ACCOUNT” and the Statement of Additional Information.)
See “Requests and Elections” for information regarding transfers made by written request, by telephone or by Internet.
We may distribute your Contract Value among as many subaccounts as you choose (including the Fixed Account) at any time. You must allocate a minimum of $500 dollars per account. We will not process transfer requests not complying with this rule.

Restrictions on Frequent Transfers.    Frequent requests from Contract Owners to transfer Contract Value may dilute the value of the shares of an Eligible Fund (or “portfolio”) if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the portfolio and the reflection of that change in the portfolio’s share price (“arbitrage trading”). Frequent transfers involving arbitrage trading may adversely affect the long-term performance of the Eligible Funds, which may in turn adversely affect Contract Owners and other persons who may have an interest in the Contracts (e.g., Annuitants and Beneficiaries).
We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Eligible Funds. We monitor transfer activity in the following “Monitored Eligible Funds” for purposes of imposing our restrictions on frequent transfers. In addition, we monitor transfer activity in all other Eligible Funds of the American Funds Insurance Series available under your Policy.
American Funds Global Small Capitalization Fund
Baillie Gifford International Stock Portfolio
CBRE Global Real Estate Portfolio
Harris Oakmark International Portfolio
Invesco Global Equity Portfolio
Invesco Small Cap Growth Portfolio
Loomis Sayles Global Allocation Portfolio
Loomis Sayles Small Cap Core Portfolio
Loomis Sayles Small Cap Growth Portfolio
MetLife MSCI EAFE® Index Portfolio
MetLife Russell 2000® Index Portfolio
MFS® Research International Portfolio
Neuberger Berman Genesis Portfolio
T. Rowe Price Small Cap Growth Portfolio
Western Asset Management Strategic Bond Opportunities Portfolio
We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Eligible Funds within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12-month period there were: (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current Contract Value; and (3) two or more “round-trips” involving the given category. A round-trip generally is defined as a transfer in followed by a transfer out within seven calendar days or a transfer out followed by a transfer in within seven calendar days, in either case subject to certain other criteria. We do not believe that other Eligible Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those portfolios. We may change the Monitored Eligible Funds at any time without notice in our sole discretion.
As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Eligible Funds under our current frequent transfer policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30- day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Eligible Funds, all American Funds portfolios also will be subject to our current frequent transfer policies, procedures and restrictions (described below), and transfer restrictions may be imposed upon a violation of either monitoring policy.
Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when we detect transfer activity in the Monitored Eligible Funds that exceeds our current transfer limits, we require future transfer requests to or from any Eligible Fund (not just the Monitored Eligible Funds) under that Contract to be submitted in writing with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of this restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction. Transfers made under a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we monitor the frequency of transfers.
The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Eligible Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Contracts. We do not accommodate frequent transfers in any Eligible Fund and there are no arrangements in place to permit any Contract Owner to engage in frequent transfers; we apply our policies and procedures without exception, waiver, or special arrangement.
The Eligible Funds may have adopted their own policies and procedures with respect to frequent transfers in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Eligible Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Eligible Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the Contractual authority or the operational capacity to apply the frequent transfer policies and procedures of the Eligible Funds, we have entered into a written agreement, as required by SEC regulation, with each Eligible Fund or its principal underwriter that obligates us to provide to the Eligible Fund promptly upon request certain information about the trading activity of individual Contract Owners, and to execute instructions from the Eligible Fund to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the frequent transfer policies established by the Eligible Fund.
In addition, Contract Owners and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Eligible Funds generally are “omnibus” orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Eligible Funds in their ability to apply their frequent transfer policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Eligible Funds (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Eligible Funds. If an Eligible Fund believes that an omnibus order reflects one or more transfer requests from Contract Owners engaged in frequent trading, the Eligible Fund may reject the entire omnibus order.
In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Eligible Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers (even if an entire omnibus order is rejected due to the frequent transfers of a single Contract Owner). You should read the Eligible Fund prospectuses for more details.
Restrictions on Large Transfers.    Large transfers may increase brokerage and administrative costs of the Eligible Funds and may disrupt portfolio management strategy, requiring an Eligible Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers to or from Eligible Funds except where the portfolio manager of a particular Eligible Fund has brought large transfer activity to our attention for investigation on a case-by-case basis. For example, some portfolio managers have asked us to monitor for “block transfers” where transfer requests have been submitted on behalf of multiple Contract Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer requests from that third party must be submitted in writing with an original signature. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of this restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.

Dollar Cost Averaging
We offer an automated transfer privilege called dollar cost averaging. There is no charge to you for this feature. Under this feature you may request that we transfer an amount of your Contract Value on the same day each month, prior to annuitization, from any one account of your choice to one or more of the other accounts (including the Fixed Account, subject to the limitations on transfers into the Fixed Account). These transfers are made on a date you select or, if you do not select a date, on the date that a purchase payment or Contract Value is allocated to the dollar cost averaging program. However, transfers will be made on the 1st day of the following month for purchase payments or Contract Value allocated to the dollar cost averaging program on the 29th, 30th, or 31st day of a month. We currently restrict the amount of Contract Value which you may transfer from the Fixed Account. We allow one dollar cost averaging program to be active at a time. Currently, you must transfer a minimum of $100 per transfer.
For example, you can instruct us to transfer $1,000 on the first of each month from the BlackRock Ultra-Short Term Bond Portfolio to another Eligible Fund that you have selected, such as the MetLife Aggregate Bond Index Portfolio. Hypothetically, the $1,000 allocation may have bought 50 Accumulation Units of the MetLife Aggregate Bond Index Portfolio in January, 65 Accumulation Units in February, and 45 Accumulation Units in March. In these three months, you allocated $3,000 to the MetLife Aggregate Bond Index Portfolio which has resulted in 160 Accumulation Units. The value of each Accumulation Unit is an average of the three values used at the time of allocation. If you had allocated the entire $3,000 at one time, the total value might be higher or lower.
You can make subsequent purchase payments while you have an active dollar cost averaging program in effect, provided however, that no amount will be allocated to the program without your express direction. If you make a subsequent purchase payment while a dollar cost averaging program is in effect, we will not allocate the additional payment to the program unless you tell us to do so. Instead, unless you previously provided different allocation instructions for future subsequent purchase payments or provide new allocation instructions with the payment, we will allocate the subsequent purchase payment directly to the same destination accounts you selected under the dollar cost averaging program. Any purchase payments received after the program has ended will be allocated as described in “THE CONTRACTS—Allocation of Purchase Payments”. Although the dollar cost averaging transfer amount will not be increased, we will increase the number of months over which transfers are made unless otherwise elected in writing. You may cancel your use of the dollar cost averaging program at any time prior to the monthly transfer date. The program is not available if you have selected the Guaranteed Minimum Accumulation Benefit rider. We reserve the right to modify, terminate or suspend any of the dollar cost averaging programs. There is no additional charge for participating in any of the dollar cost averaging programs. If you participate in any of the dollar cost averaging programs, the transfers made under the program are not taken into account in determining any transfer fee. We may, from time to time, offer other dollar cost averaging programs which have terms different from those described in this prospectus. (See APPENDIX C for more information about Dollar Cost Averaging and the Statement of Additional Information for more information on Dollar Cost Averaging and the Fixed Account.)
Guaranteed Account.    To the extent allowed by state law, we may credit an interest rate different from the current Fixed Account rate to eligible payments that you allocate to a Guaranteed Account we establish for the purpose of enhanced dollar cost averaging (an “enhanced dollar cost averaging option”). The minimum interest rate credited depends on the date your contract was issued but will not be less than 1%. The Guaranteed Account is part of our general account. Enhanced dollar cost averaging is available for Standard Class, P Class and L Class Contracts, but is not available for B Plus Class and C Class Contracts or to purchase payments which consist of money exchanged from other contracts we or an affiliate issues. A purchase payment must be a minimum of $10,000 in order for it to be eligible for the enhanced dollar cost averaging option. A minimum of $500 must be allocated to the enhanced dollar cost averaging option. Only one dollar cost averaging program may be in effect at one time. Certain rules and limitations may apply to the purchase payments you can allocate to the Guaranteed Account.
Under enhanced dollar cost averaging, you currently may select a duration of six or twelve months. We may in the future offer enhanced dollar cost averaging for a duration of three months. The first transfer will be made on the date amounts are allocated to the enhanced dollar cost averaging option. Subsequent transfers will be made on the same day in subsequent months. If amounts are received on the 29th, 30th, or 31st of the month, dollar cost averaging transactions will be made on the 1st day of the following month. If the selected day is not a business day, the transfer will be deducted from the enhanced dollar cost averaging option on the selected day but will be applied to the subaccounts on the next business day. Enhanced dollar cost averaging interest will not be credited on the transfer amount between the selected day and the next business day.
The transfer amount will be equal to the amount allocated to the enhanced dollar cost averaging option divided by the selected duration in months. For example, a $12,000 allocation to a six-month enhanced dollar cost averaging option will consist of a $2,000 transfer each month for six months, and a final transfer of any remaining amounts, including the interest credited, separately as a seventh transfer.
If a subsequent premium is allocated to an enhanced rate dollar cost averaging option while dollar cost averaging transfers are currently active, the subsequent payment will be allocated to the active enhanced dollar cost averaging option (6 or 12 months) generally at the then current rate. The monthly dollar cost averaging transfer amount will be increased by the subsequent investment amount divided by the number of months in the selected duration period for the program. Using our example above, a subsequent $6,000 allocation to a 6-month dollar cost averaging will increase the dollar cost averaging transfer amount from $2,000 to $3,000 ($12,000/6 + $6,000/6). Dollar cost averaging transfers will be made on a first-in first-out basis. If a subsequent premium is allocated to an enhanced rate dollar cost averaging option, the program will end when the assets are exhausted (which may be later than the selected period).
If you cancel your participation in the enhanced dollar cost averaging option, and your Contract was issued on or after May 1, 2005, any remaining balance of your Contract Value in the Guaranteed Account will be transferred to the subaccounts in accordance with the percentages you have chosen for the enhanced dollar cost averaging program. If your Contract was issued prior to May 1, 2005, any remaining balance of your Contract Value in the Guaranteed Account will be transferred to the BlackRock Ultra-Short Term Bond Subaccount unless you instruct us otherwise.
We will also terminate the program when we receive notice of your death.
Asset Rebalancing
We offer an asset rebalancing program for Contract Value. There is no charge to you for this program. Contract Value allocated to the subaccounts can be expected to increase or decrease at different rates due to market fluctuations. An asset rebalancing program automatically reallocates your Contract Value among the subaccounts periodically (either annually, semi-annually, quarterly, or monthly) to return the allocation to the allocation percentages you specify. Asset rebalancing is intended to transfer Contract Value from those subaccounts that have increased in value to those that have declined, or not increased as much, in value. Over time, this method of investing may help you “buy low and sell high,” although there can be no assurance that this objective will be achieved. Asset rebalancing does not guarantee profits, nor does it assure that you will not have losses.
For example, assume that you want your initial purchase payment split between two Eligible Funds. You want 40% to be in the MetLife Aggregate Bond Index Portfolio and 60% to be in the Loomis Sayles Growth Portfolio. Hypothetically, over the next 2  1⁄2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the MetLife Aggregate Bond Index Portfolio now represents 50% of your holdings because of its increase in value. If you have chosen to have your holdings rebalanced quarterly, on the first day of the next quarter, we will sell some of your units in the MetLife Aggregate Bond Index Portfolio to bring its value back to 40% and use the money to buy more units in the Loomis Sayles Growth Portfolio to increase those holdings to 60%.
You may select an asset rebalancing program when you apply for the Contract or at a later date by contacting our Annuity Administrative Office. You specify the percentage allocations to which your Contract Value will be reallocated among the subaccounts (excluding the Fixed Account). If you have selected the GMIB Plus II rider, the Lifetime Withdrawal Guarantee II rider, or the Enhanced Death Benefit rider, the Fixed Account is available for the asset rebalancing program. The asset rebalancing program is not available if you have selected the Guaranteed Minimum Accumulation Benefit rider. On the last day of each period on which the New York Stock Exchange is open, we will transfer Contract Value among the subaccounts to the extent necessary to return the allocation to your specifications. If the last day of the period you select is the 29th, 30th or 31st of the month, transfers are made on the 1st day of the following month. Asset rebalancing will continue until you notify us in writing or by telephone at our Annuity Administrative Office. We will also terminate the program upon notification of your death in Good Order. Asset rebalancing cannot continue beyond the Maturity Date. Currently, we don’t count transfers made under an asset rebalancing program for purposes of the transfer rules described above.

Withdrawals
Before annuitization, you may withdraw all or part of your Contract Value. You may receive the proceeds in cash or apply them to a payment option. The proceeds you receive will be the Contract Value determined as of the end of the business day that we receive your request at our Annuity Administration Office, reduced by the following amounts:
•	any applicable Withdrawal Charge and
•	the Contract Administrative Fee.
We currently do not impose but reserve the right to deduct a premium tax charge on withdrawals or payment of Death Proceeds in certain states.
See “ASSET-BASED INSURANCE CHARGE, WITHDRAWAL CHARGE AND OTHER DEDUCTIONS” for a description of these charges and when they apply.
Restrictions.    Federal tax laws, laws relating to employee benefit plans, or the terms of benefit plans for which the Contracts may be purchased may restrict your right to withdraw your Contract Value.
•	Federal tax laws impose penalties on certain premature distributions from the Contracts. Full and partial withdrawals and systematic withdrawals prior to age 59 1⁄2 may be subject to a 10% penalty tax (and 25% in the case of a withdrawal from a SIMPLE IRA within the first two years.). (See “FEDERAL INCOME TAX CONSIDERATIONS.”)
Because a withdrawal may result in adverse tax consequences, you should consult a qualified tax adviser before making the withdrawal. (See “FEDERAL INCOME TAX CONSIDERATIONS.”)
How to withdraw all or part of your Contract Value.
•	You must submit a request to our Annuity Administrative Office. (See “Requests and Elections.”)
•	You must provide satisfactory evidence of terminal illness, confinement to a nursing home or permanent and total disability (as defined in the Contract) if you would like to have the Withdrawal Charge waived. (See “ASSET-BASED INSURANCE CHARGE, WITHDRAWAL CHARGE AND OTHER DEDUCTIONS.”)
•	You must state in your request whether you would like to apply the proceeds to a payment option (otherwise you will receive the proceeds in a lump sum and may be taxed less favorably).
•	We have to receive your withdrawal request in our Annuity Administrative Office prior to the Maturity Date or the Contract Owner’s death; provided, however, that you may submit a written withdrawal request any time prior to the Maturity Date that indicates that the withdrawal should be processed as of the Maturity Date. Solely for the purpose of calculating and processing such a withdrawal request, the request will be deemed to have been received on, and the withdrawal amount will be priced according to the accumulation unit value calculated as of, the Maturity Date. Your request must be received at our Annuity Administrative Office on or before the Maturity Date.
We will normally pay withdrawal proceeds within seven days after receipt of a request at the Annuity Administrative Office, but we may delay payment, by law, under certain circumstances. (See “Suspension of Payments.”) We may also withhold payment of withdrawal proceeds if any portion of those proceeds would be derived from a Contract Owner’s check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communication to verify that payment from the Contract Owner’s check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Contract Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.
Amount of Withdrawal.    We will base the amount of the withdrawal proceeds on the Accumulation Unit Values that are next computed after we receive the completed withdrawal request at our Annuity Administrative Office. However, if you choose to apply the withdrawal proceeds to a payment option, we will base the withdrawal proceeds on Accumulation Unit Values calculated on a later date if you so specify in your request. The amount of a partial withdrawal is a minimum of $500 unless we consent otherwise. After a partial withdrawal, your remaining Contract Value must be at least $2,000, unless we consent to a lower amount. A partial withdrawal will reduce your Contract Value in the subaccounts and Fixed Account in proportion to the amount of your Contract Value in each, unless you request otherwise.

Divorce.    A withdrawal made pursuant to a divorce or separation instrument is subject to the same withdrawal charge provisions as described in “Withdrawal Charge” (if permissible under tax law). In addition, the withdrawal will reduce the Contract Value, the death benefit, and the amount of any optional living or death benefit (including the benefit base we use to determine the guaranteed amount of the benefit). The amount withdrawn could exceed the maximum amount that can be withdrawn without causing a proportionate reduction in the benefit base used to calculate the guaranteed amount provided by an optional rider, as described in the “Living Benefits” and “Payment on Death Prior to Annuitization” sections. The withdrawal could have a significant negative impact on the death benefit and on any optional rider benefit.
Systematic Withdrawals
Under the Systematic Withdrawal feature you may withdraw equal dollar amounts of your Contract Value automatically on a monthly, quarterly, semi-annual or annual basis prior to annuitization. For all Classes other than the C Class, only monthly or quarterly withdrawals may be made during the 1st Contract Year. For example, you may elect to have $500 withdrawn from your Contract Value automatically every month and we will send it to you either by mail or directly into a bank account on file. After the first Contract Year, you can receive payments annually or semi-annually.
If you would like to receive your Systematic Withdrawal Program payment on or about the first of the month, you should make your request by the 20th day of the month. The annualized amount to be withdrawn cannot exceed 10% of total purchase payments, unless we agree otherwise. Currently a withdrawal must be a minimum of $100 (unless we consent otherwise). We reserve the right to change the required minimum systematic withdrawal amount. If the New York Stock Exchange is closed on the day when the withdrawal is to be made, we will process the withdrawal on the next business day. The Withdrawal Charge will apply to amounts you receive under the Systematic Withdrawal Program in the same manner as it applies to other partial withdrawals and withdrawals of Contract Value. (See “Withdrawal Charge.”)
If you continue to make purchase payments under the Contract while you are making Systematic Withdrawals you could incur any applicable Withdrawal Charge on the withdrawals at the same time that you are making the new purchase payments.
You may have only one Systematic Withdrawal Program in effect at any time. We will terminate the program upon notification of your death in Good Order.
The federal tax laws may include systematic withdrawals in your gross income in the year in which you receive the withdrawal amount and will impose a penalty tax of 10% on certain systematic withdrawals which are premature distributions. The application for the Systematic Withdrawal Program sets forth additional terms and conditions. If you own a Contract with a Guaranteed Minimum Income Benefit (GMIB) rider and elect to receive distributions in accordance with a substantially equal periodic payments exception, the commencement of annuity payments under the GMIB rider if your Contract lapses and there remains any Income Base may be considered an impermissible modification of the payment stream under certain circumstances. (See “FEDERAL INCOME TAX CONSIDERATIONS.”)
Suspension of Payments
We reserve the right to suspend or postpone the payment of any amounts due under the Contract or transfers of Contract Values between subaccounts or to the Fixed Account when permitted under applicable federal laws, rules and regulations. Current federal law permits such suspension or postponement if: (a) the New York Stock Exchange is closed (other than for customary weekend and holiday closings); (b) trading on the Exchange is restricted; (c) an emergency exists, as determined by the Securities and Exchange Commission, so that it is not practicable to dispose of securities held in the Variable Account or to determine the value of its assets; or (d) the Securities and Exchange Commission by order so permits for the protection of securities holders.
Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment and/or block or “freeze” your account. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans, or death benefits, make transfers, annuitize or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Contract to government regulators.

Inactive Contracts
We may terminate this Contract by paying you the Contract Value in a lump sum if, prior to the date you choose to annuitize, you make no purchase payments for two consecutive Contract Years (unless otherwise specified by your state), the total amount of purchase payments made, less any partial withdrawals, is less than $2,000 (or any lower amount required by federal tax law), and the Contract Value on or after the end of such two year period is less than $2,000. Accordingly, no Contract will be terminated due solely to negative investment performance. Federal tax law may impose additional restrictions on our right to cancel your traditional IRA, Roth IRA, SEP, SIMPLE or other Qualified Contract. We will not terminate this Contract if it includes a Lifetime Withdrawal Guarantee rider or Guaranteed Minimum Accumulation Benefit rider. In addition, we will not terminate any Contract that includes a Guaranteed Withdrawal Benefit Rider or Guaranteed Minimum Income Benefit rider or a guaranteed death benefit if at the time the termination would otherwise occur the Benefit Base/Income Base of the rider, or the guaranteed amount under any death benefit, is greater than the Contract Value. For all other Contracts, we reserve the right to exercise this termination provision, subject to obtaining any required regulatory approvals. We will not exercise this provision under Contracts issued in New York.
Ownership Rights
During the Annuitant’s lifetime, all rights under the Contract belong solely to you as the Contract Owner unless otherwise provided.
These rights include the right to:
•	change the Beneficiary (See also, “Abandoned Property Requirements” below)
•	change the Annuitant before the Annuity Date (subject to our underwriting and administrative rules)
•	assign the Contract (subject to limitations)
•	change the payment option
•	exercise all other rights, benefits, options and privileges allowed by the Contract or us.
You may not change the ownership of your Contract without our consent. A change of ownership may terminate certain optional riders. If you use a Contract to fund an IRA or TSA Plan, the Contract Owner must be the Annuitant, and we will not allow a Contingent Annuitant.
Qualified Plans and certain TSA Plans with sufficient employer involvement are deemed to be “Pension Plans” under ERISA and may, therefore, be subject to rules under the Retirement Equity Act of 1984. These rules require that benefits from annuity contracts purchased by a Pension Plan and distributed to or owned by a participant be provided in accordance with certain spousal consent, present value and other requirements which are not enumerated in your Contract. You should consider carefully the tax consequences of the purchase of the Contracts by Pension Plans.
Contracts offered by the prospectus which we designed to qualify for the favorable tax treatment described below under “FEDERAL INCOME TAX CONSIDERATIONS” contain restrictions on transfer or assignment, reflecting requirements of the Code which must be satisfied in order to assure continued eligibility for such tax treatment. In accordance with such requirements, ownership of such a Contract may not be changed and the Contract may not be sold, assigned or pledged as collateral for a loan or for any other purpose except under some limited circumstances. A Contract Owner contemplating a sale, assignment or pledge of the Contract should carefully review its provisions and consult a qualified tax adviser.
If your Contract is used in connection with deferred compensation plans or retirement plans not qualifying for favorable federal tax treatment, such plans may also restrict the exercise of your rights. You should review the provisions of any such plan.
Abandoned Property Requirements.    Every state has unclaimed property laws which generally declare non- ERISA annuity contracts to be abandoned after a period of inactivity of three to five years from the contract’s maturity date (the latest day on which annuity payments may begin under the Contract) or the date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the

Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. (Escheatment is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent your Contract’s proceeds from being paid to the state’s abandoned or unclaimed property office, it is important that you update your Beneficiary designations, including addresses, if and as they change (see “Requests and Elections” below).
Requests and Elections
We will treat your request for a Contract transaction, or your submission of a purchase payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Annuity Administrative Office before the close of regular trading on the New York Stock Exchange on that day. If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. Our Annuity Administrative Office is New England Life Insurance Company, c/o Annuity Administrative Office, P.O. Box 305075, Nashville, TN 37230-5075.
Subject to our restrictions on frequent or large transfers, requests for subaccount transfers, address changes or reallocation of future purchase payments may be made:
•	By Telephone (1-888-243-1932), between the hours of 9:00 a.m. and 4:00 p.m. Eastern Time
•	Through your Financial representative
•	In writing to New England Life Insurance Company, c/o Annuity Administrative Office, P.O. Box 305075 Nashville, TN 37230-5075
•	By fax (877) 246-8424, or
•	For transfers or reallocation of future purchase payments, by Internet at www.brighthousefinancial.com
If we have not received your request by 4:00 p.m. Eastern Time, even if due to our delay, we will treat your request as having been received on the following business day.
All other requests must be in written form, satisfactory to us. We may allow requests for a withdrawal over the telephone, by fax, or through the Internet, subject to certain limitations. To elect this option, you must first provide us with a notice or agreement in Good Order. We may stop offering telephone, fax and Internet transactions at any time in our sole discretion.
We may from time to time permit requests for other types of transactions to be made by telephone or Internet. All transaction requests must be in Good Order. Contact us for additional information.
We will use reasonable procedures such as requiring certain identifying information, tape recording the telephone instructions, and providing written confirmation of the transaction, in order to confirm that instructions communicated by telephone, Internet or fax are genuine. However, because telephone and Internet transactions may be available to anyone who provides certain information about you and your Contract, you should protect that information. We may not be able to verify that you are the person providing telephone or Internet instructions, or that you have authorized any such person to act for you. Any telephone, Internet or fax instructions reasonably believed by us to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this policy, you will bear the risk of loss. If we do not employ reasonable procedures to confirm that instructions communicated by telephone, Internet or fax are genuine, we may be liable for any losses due to unauthorized or fraudulent transactions.
All other requests and elections under your Contract must be in writing signed by the proper party, must include any necessary documentation and must be received at our Annuity Administrative Office to be effective. If acceptable to us, requests or elections relating to Beneficiaries and ownership will take effect as of the date signed unless we have already acted in reliance on the prior status. We are not responsible for the validity of any written request or election. If you send your purchase payments or transaction requests to an address other than the one we have designated for receipt of such purchase payments or requests, we may return the purchase payment to you, or there may be a delay in applying the purchase payment or transaction to your Contract.

We are not a fiduciary and do not give advice or make recommendations regarding insurance or investment products. Ask your financial representative for guidance regarding any requests or elections and for information about your particular investment needs. Please bear in mind that your financial representative, or any financial firm or financial professional you consult to provide advice, is not acting on our behalf. We do not recommend and are not responsible for any securities transactions or investment strategies involving securities (including account recommendations).
Telephone and Computer Systems. Telephone, facsimile, and computer systems (including the Internet) may not always be available. Any telephone, facsimile or computer system, whether it is yours, your service provider’s, your financial representative’s, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience technical difficulties or problems, you should make your request in writing to the Company’s Annuity Administrative Office as described above.
Confirming Transactions
We will send out written statements confirming that a transaction was recently completed. Certain transactions may be confirmed quarterly. Unless you inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.
Asset-Based Insurance Charge,
Withdrawal Charge and other Deductions
We deduct various charges from your Contract Value for the services provided, expenses incurred and risks assumed in connection with your Contract. The charges are:
•	Asset-Based Insurance Charge
•	Contract Administrative Fee
•	Withdrawal Charge
•	For Contracts with an Enhanced Death Benefit Rider, an extra fee
•	For Contracts with an Earnings Preservation Benefit Rider, an extra fee
•	For Contracts with a GMIB Rider, an extra fee
•	For Contracts with a GWB Rider, an extra fee
•	For Contracts with the GMAB Rider, an extra fee
•	Premium Tax Charge and Other Expenses
We describe these charges below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. For example, the Withdrawal Charge may not fully cover all of the sales and distribution expenses actually incurred by us, and proceeds from other charges, including the Asset-Based Insurance Charge, may be used in part to cover such expenses. We can profit from certain Contract charges. Please see “Annual Eligible Fund Operating Expenses.”
Asset-Based Insurance Charge
We impose an annual Asset-Based Insurance Charge on the Contract Value. The amount of the charge depends upon the Class of Contract you select, the features you choose for your Contract, and the subaccounts you select. We deduct this charge daily from the assets in each subaccount.
This amount generally compensates us for mortality risks we assume for the annuity payment and death benefit guarantees made under the Contract. These guarantees include making annuity payments that won’t change based on our actual mortality experience, and providing a guaranteed minimum death benefit under the Contract. The charge also generally compensates us for expense risks we assume to cover Contract maintenance expenses. These expenses may include issuing Contracts, maintaining records, making and maintaining subaccounts available under the Contract and performing accounting, regulatory compliance, and reporting functions. This charge also generally compensates us for costs associated with the establishment and administration of the Contract, including programs like transfers and Dollar Cost Averaging.
If the Asset-Based Insurance Charge is inadequate to cover the actual expenses of mortality, maintenance, and administration, we will bear the loss. If the charge exceeds the actual expenses, we will add the excess to our profit and it may be used to finance distribution expenses.
The chart below lists the amount of the Asset-Based Insurance Charge (as an annual percentage of the daily net assets of each subaccount) for each Class and for each death benefit option prior to annuitization.* The Asset-Based Insurance Charge with the Standard Death Benefit reflects the “Base Contract Expenses” as shown under “FEE TABLE AND EXAMPLES – Annual Contract Expenses.”
Death Benefit**	Standard Class	B Plus Class***	C Class	L Class	P Class
Standard Death Benefit	1.25%	1.60%	1.60%	1.50%	1.15%
Annual Step-Up Death Benefit	1.45%	1.80%	1.80%	1.70%	1.35%
Greater of Annual Step-Up or 5% Annual Increase Death Benefit	1.60%	1.95%	1.95%	1.85%	1.50%

*	We currently impose an additional Asset-Based Insurance Charge of 0.25% of average daily net assets on the American Funds The Bond Fund of America, American Funds Growth, American Funds Growth-Income and American Funds Global Small Capitalization Subaccounts. We reserve the right to impose an increased Asset-Based Insurance Charge on subaccounts that we add to the Contract in the future. The increase will not exceed the annual rate of 0.25% of average daily net assets in any such subaccounts. These additional Asset-Based Insurance Charges, also referred to as “Platform Charges” in this prospectus, are reflected in Appendix A.
**	See below for an additional optional death benefit rider, the Enhanced Death Benefit, for which the charge is assessed on the “death benefit base” and deducted annually from the account value.
***	The Asset-Based Insurance Charge will be reduced on the B Plus Class by 0.35% after the expiration of the 9-year Withdrawal Charge period.
For Contracts issued prior to May 1, 2003, the Asset-Based Insurance Charge for the Annual Step-Up Death Benefit and the Greater of Annual Step-Up or 5% Annual Increase Death Benefit is 0.10% lower than what is described in the table. We continue to assess an Asset-Based Insurance Charge after annuitization. If you elect an enhanced death benefit, the amount of the Asset-Based Insurance Charge after annuitization will equal the level of the charge that would apply if you had not elected an enhanced death benefit; except that for the B Plus Class and P Class, the Asset-Based Insurance Charge will be 1.25% after annuitization. The Asset-Based Insurance Charge for all Classes increases by 0.25% for subaccounts investing in the American Funds Insurance Series, as reflected in Appendix A.
We are waiving the Asset Based Insurance Charge in the following amounts: (a) 0.08% for the Subaccount investing in the Brighthouse/Wellington Large Cap Research Portfolio and (b) the amount, if any, equal to the underlying fund expenses that are in excess of 0.87% for the Subaccount investing in the Invesco Global Equity Portfolio.
Contract Administrative Fee
The annual Contract Administrative Fee (referred to as “Administrative Expenses” in “FEE TABLE AND EXAMPLES – Annual Contract Expenses”) is $30. This fee (along with a portion of the Asset-Based Insurance Charge) is generally for such expenses as issuing Contracts, maintaining records, providing accounting, valuation, regulatory and reporting services, as well as expenses associated with marketing, sale and distribution of the Contracts.
We deduct the fee for the prior Contract Year from your Contract Value on each Contract Anniversary, if your Contract Value is less than $50,000, and at the time of a full withdrawal regardless of your Contract size, from each subaccount in the ratio that the Contract Value in the subaccounts bears to your total Contract Value (excluding the Fixed Account). We will deduct it, pro rata, at annuitization if your Contract Value is less than $50,000. We reserve the right to deduct this fee during the Annuity Period, pro rata from each annuity payment. If we issue two Contracts to permit the funding of a spousal IRA, we will impose the Contract Administrative Fee only on the Contract to which you have allocated the larger purchase payments in your Contract application. We deduct the charge entirely from the Contract Value in the Variable Account, and not from the Contract Value in the Fixed Account.

Withdrawal Charge
We do not deduct or charge for sales expenses from your purchase payments when they are made. However, a Withdrawal Charge may apply on certain events (“withdrawal events”). This charge does not apply to the C Class. Withdrawal events are: (a) a full or partial withdrawal of your Contract (including withdrawals where you apply the proceeds to certain payment options); (b) in some circumstances, a withdrawal of the commuted value of amounts that you applied to an annuity payment option; or (c) under Contracts issued in New York, the Annuity Date if as of that date a purchase payment has been invested for less than seven years on the Standard Class, nine years on the B Plus and P Class, and three years on the L Class.
When you make a full withdrawal of your Contract, we take into account the Withdrawal Charge in calculating the proceeds you will receive. On a partial withdrawal, we deduct the Withdrawal Charge from the Contract Value remaining after deduction of the amount you requested. We take the Withdrawal Charge from the Contract Value in the subaccounts and the Fixed Account in the same proportion as the Contract Value withdrawn.
The Charge equals a percentage of each purchase payment withdrawn. Each purchase payment is subject to the charge for the applicable period specified below (12 month periods) from the date we receive it, as follows:
Number of Complete Years from Receipt of Purchase Payment	Standard Class Charge	B Plus Class Charge	L Class Charge	P Class Charge
0	7%	9%	7%	8%
1	6%	8%	6%	8%
2	6%	8%	5%	8%
3	5%	7%	0%	7%
4	4%	6%	0%	6%
5	3%	5%	0%	5%
6	2%	4%	0%	4%
7	0%	2%	0%	3%
8	0%	2%	0%	2%
9 and thereafter	0%	0%	0%	0%
On a Standard, B Plus, L, or P Class Contract in any Contract Year you may withdraw the free withdrawal amount without incurring the Withdrawal Charge.
In the first Contract Year, no free withdrawal amount is available unless it is part of a monthly or quarterly systematic withdrawal program in which the monthly withdrawal amount does not exceed 1/12 of 10% of total purchase payments or the quarterly amount does not exceed 1/4 of 10% of total purchase payments. After the first Contract Year, the annual free withdrawal amount is equal to 10% of total purchase payments, less the total free withdrawal amount previously withdrawn in the same Contract Year. Earnings may be withdrawn at any time, free from any Withdrawal Charge. Any unused free withdrawal amount in one Contract Year does not carry over to the next Contract Year.
We will attribute a withdrawal first to earnings, then to the free withdrawal amount, and then to remaining purchase payments. All withdrawals of purchase payments (including the free withdrawal amount) will result in the liquidation of purchase payments on a “first-in, first-out” basis. That is, we will withdraw your purchase payments in the order you made them.
If your Contract Value is less than your total purchase payments due to negative investment performance or deduction of the Contract Administrative Fee, we apply the Withdrawal Charge to your Contract Value (instead of your purchase payments). Under such circumstances, the following rules apply for calculating the Withdrawal Charge: the deficiency will be attributed to your most recent purchase payment first, and subsequent earnings will be credited to that deficiency (and not treated as earnings) until Contract Value exceeds purchase payments.
Waiver of the Withdrawal Charge.    No Withdrawal Charge will apply to the Standard, L, P and B Plus Class:
•	On the Maturity Date or payment of the Death Proceeds.
•	If you apply the proceeds to a variable or fixed payment option involving a life contingency (described under “Annuity Options”), or, for a minimum specified period of 15 years, to either the Variable Income for a Specified Number of

Years Option or the Variable Income Payments to Age 100 Option (if elected prior to age 85), or a comparable fixed option. However, if you later withdraw the commuted value of amounts placed under any of those options, we will deduct from the amount you receive a portion of the Withdrawal Charge amount that we would have deducted when you originally applied the Contract proceeds to the option. We will take into account the lapse of time from annuitization to withdrawal. We will base the portion of the Withdrawal Charge which applies on the ratio of (1) the number of whole months remaining, on the date of the withdrawal, until the date when the Withdrawal Charge would expire, to (2) the number of whole months that were remaining, when you applied the proceeds to the option, until the date when the Withdrawal Charge would expire. (See example in APPENDIX D.)
•	On full or partial withdrawals if you, a Joint Owner, or Annuitant if the Contract is not owned by an individual, become terminally ill (as defined in the Contract), become chronically ill (as defined in the Contract), or are permanently and totally disabled (as defined in the Contract). These benefits are only available if you were not over age 65 (for the disability benefit) or age 80 (for the terminally ill or chronically ill benefit) when we issued the Contract, and may not be available in every state. These waivers are only applicable for the Standard, B Plus, L and P Class Contracts. For example, assume you purchased the Contract and you become terminally ill, chronically ill, or totally disabled and then request to take a withdrawal that would have normally been subject to a 6% Withdrawal Charge. In that instance, if you satisfy the conditions of the waiver, we would not impose that Withdrawal Charge that would have otherwise applied to that withdrawal.
•	On minimum distributions required by tax law. We currently waive the Withdrawal Charge on required minimum distributions from, or excess contributions to, Qualified Contracts (this exception applies only to amounts that are required to be distributed from this Contract). This waiver applies only if the required minimum distribution exceeds the free withdrawal amount and no previous withdrawals were made during the Contract Year. (See “FEDERAL INCOME TAX CONSIDERATIONS—Taxation of Qualified Contracts.”)
•	If the amount of the Withdrawal Charge that would apply if not for this provision, (1) would constitute less than 0.50% of your Contract Value, and (2) you transfer your total Contract Value to certain eligible contracts issued by the Company or one of its affiliated companies.
We may also waive the Withdrawal Charge if you surrender a Contract in order to purchase a group variable annuity issued by us or an affiliate. We may also waive the Withdrawal Charge if permitted in your State, for certain qualified plans, including 403(a), 403(b) not subject to ERISA, 401(a) or 401(k) plans, if you make a direct transfer to another funding vehicle or annuity contract issued by us or by one of our affiliates and we agree.
Enhanced Death Benefit Rider
If you select the Enhanced Death Benefit, and you are age 0-69 at issue, we will assess a charge during the accumulation phase equal to 0.75% of the death benefit base. If you are age 70-75 at issue, we will assess a charge during the accumulation phase equal to 0.95% of the death benefit base (see “THE CONTRACTS—Enhanced Death Benefit” for a discussion of how the death benefit base is determined). If your death benefit base is increased due to an Optional Step-Up, we may reset the rider charge applicable beginning after the Contract Anniversary on which the Optional Step-Up occurs to a rate that does not exceed the lower of (a) the Maximum Optional Step-Up Charge (1.50%) or (b) the current rate we would charge for the same rider available for new Contract purchases at the time of the Optional Step-Up. Starting with the first Contract Anniversary, the charge is assessed for the prior Contract Year at each Contract Anniversary, before any Optional Step-Up. If you: make a full withdrawal (surrender) of your Contract Value; begin to receive annuity payments at the annuity date; change the Owner or Joint Owner (or the Annuitant, if a non-natural person owns the Contract); or assign the Contract;, a pro rata portion of the Enhanced Death Benefit charge will be assessed. If an Enhanced Death Benefit rider is terminated because the Contract is terminated; because the death benefit amount is determined; or because there are insufficient funds to deduct the rider charge from the Contract Value, no Enhanced Death Benefit charge will be assessed based on the number of months from the last Contract Anniversary to the date the termination takes effect. The charge is deducted from your Contract Value pro rata from each subaccount, the Fixed Account and the EDCA Guaranteed account in the ratio each portfolio/account bears to your total Contract Value. We take amounts from the Subaccounts by canceling Accumulation Units from the Variable Account.
For Contracts issued from February 24, 2009 through May 1, 2009, the percentage charge for the Enhanced Death Benefit is 0.65% of the death benefit base if you are age 69 or younger at issue and 0.90% of the death benefit base if you are age 70-75 at issue. For Contracts issued prior to February 24, 2009, the percentage charge for the Enhanced Death Benefit is 0.65% of the death benefit base if you are age 69 or younger at issue and 0.85% of the death benefit base if you are age 70-75 at issue. For Contracts issued prior to May 4, 2009, if you elected both the Enhanced Death Benefit rider and the GMIB Plus II rider (described below), the percentage charge for the Enhanced Death Benefit is reduced by 0.05%. If you elected both the Enhanced Death Benefit rider and the GMIB Plus II rider, and only the GMIB Plus II rider has terminated, the 0.05% reduction will continue to apply.
Earnings Preservation Benefit Rider
If you have selected the Earnings Preservation Benefit Rider, we impose a daily fee at the annual rate of 0.25% of average daily net assets in the subaccounts prior to annuitization.
Guaranteed Minimum Income Benefit Rider
We offer a Guaranteed Minimum Income Benefit (GMIB) that you can select when you purchase the contract. There are four different versions of the GMIB under this contract: GMIB Plus II, GMIB Plus I, GMIB II, and GMIB I.
If you select a GMIB rider, we assess a charge during the accumulation phase equal to a percentage of the Income Base at the time the rider charge is assessed. (See “LIVING BENEFITS—Guaranteed Income Benefits” for a description of how the Income Base is determined.) The percentage charges for each version of the GMIB rider are listed below.
The GMIB rider charge is assessed at the first Contract Anniversary, and then at each subsequent Contract Anniversary, up to and including the Anniversary on or immediately preceding the date the rider is exercised.
If you: make a complete withdrawal (surrender) of your Contract Value; begin to receive annuity payments; change the Owner or Joint Owner (or the Annuitant, if a non-natural person owns the Contract); or assign the Contract, a pro rata portion of the GMIB rider charge will be assessed based on the number of months from the last Contract Anniversary to the date of the withdrawal, the beginning of annuity payments, the change of Owner/Annuitant, or the assignment.
If a GMIB rider is terminated for the following reasons, a pro rata portion of the GMIB rider charge will not be assessed: the death of the Owner or Joint Owner (or the Annuitant, if a non-natural person owns the Contract); because it is the 30th day following the Contract Anniversary prior to the Owner’s 86th birthday (for GMIB I, GMIB II, or GMIB Plus I) or 91st birthday (for GMIB Plus II); or the Guaranteed Principal Option is exercised (only applicable to GMIB Plus I or GMIB Plus II).
The GMIB rider charge will result in the cancellation of Accumulation Units from each applicable Subaccount of the Variable Account and/or a reduction in the Contract Value allocated to the Fixed Account or EDCA Guaranteed Account in the ratio the Contract Value in a Subaccount and/or the Fixed Account or EDCA Guaranteed Account bears to the total Contract Value. The Fixed Account is not available in the state of New York if you have selected a living benefit rider.
For the GMIB Plus II or GMIB Plus I, we reserve the right to increase the rider charge upon an Optional Step-Up (GMIB Plus II) or Optional Reset (GMIB Plus I), on any Contract Anniversary as permitted, up to a rate that does not exceed the lower of (a) 1.50% of the Income Base (the Maximum Optional Step-Up or Optional Reset Charge), or (b) the current rate that we would charge for the same rider available for new contract purchases at the time of the Optional Step-Up or Optional Reset. The increased rider charge will apply after the Contract Anniversary on which the Optional Step-Up or Optional Reset occurs. The versions of the GMIB for which we are currently increasing the rider charge upon an Optional Step-Up or Optional Reset are listed below.
If you selected the GMIB Plus II rider with a contract issued prior to February 24, 2009, the rider charge is 0.80% (0.75% for New York) of the Income Base. If you selected the GMIB Plus II rider with a contract issued on or after February 24, 2009, the rider charge is 1.00% (0.95% for New York) of the Income Base. For contracts issued with the version of the GMIB Plus II rider with an annual increase rate of 6%, if your Income Base is increased due to an Optional Step-Up on a Contract Anniversary occurring on July 1, 2012 or later, we currently will increase the rider charge to 1.20% of the Income Base (1.15% for New York).
If you selected the GMIB Plus I with a contract issued prior to February 26, 2007, the rider charge is 0.75% of the Income Base. If your Income Base is increased due to an Optional Reset on a contract anniversary occurring on July 1, 2012 or later, we currently will increase the rider charge to 1.00% of the Income Base.

If you selected the GMIB Plus I with a contract issued on and after February 26, 2007, the rider charge is 0.80% of the Income Base. If your Income Base is increased due to an Optional Reset on a contract anniversary occurring on July 1, 2012 or later, we currently will increase the rider charge to 1.20% of the Income Base.
If you selected the GMIB II rider or the GMIB I rider, the rider charge is 0.50% of the Income Base. For contracts issued from May 1, 2003 and prior to May 1, 2005 for which the GMIB II or GMIB I was elected, the rider charge is reduced to 0.45% of the Income Base if you elected either the optional Annual Step-Up Death Benefit or the Greater of Annual Step-Up or 5% Annual Increase Death Benefit. For contracts issued on and after May 1, 2005, the rider charge is not reduced if you elected either the optional Annual Step-Up Death Benefit or the Greater of Annual Step-Up or 5% Annual Increase Death Benefit. For contracts issued prior to February 15, 2003, the GMIB I rider charge equals 0.35% of the Income Base.
Lifetime Withdrawal Guarantee and Guaranteed Withdrawal Benefit—Rider Charge
There are two versions of the optional Lifetime Withdrawal Guarantee rider: the Lifetime Withdrawal Guarantee II rider and the Lifetime Withdrawal Guarantee I rider (collectively referred to as the Lifetime Withdrawal Guarantee riders). There are also two versions of the optional Guaranteed Withdrawal Benefit (GWB) rider: the Enhanced GWB rider and the GWB I rider (collectively referred to as the Guaranteed Withdrawal Benefit riders).
If you elect one of the Lifetime Withdrawal Guarantee riders or one of the Guaranteed Withdrawal Benefit riders, a charge is deducted from your Contract Value during the Accumulation Phase on each contract anniversary. The percentage charges for each version of the LWG and GWB riders are listed below.
For the Lifetime Withdrawal Guarantee riders, the charge is a percentage of the Total Guaranteed Withdrawal Amount (see “GUARANTEED WITHDRAWAL BENEFITS—Description of the Lifetime Withdrawal Guarantee II” and “Description of the Lifetime Withdrawal Guarantee I”) on the Contract Anniversary, prior to taking into account any Automatic Annual Step-Up occurring on such Contract Anniversary. For the versions of the Lifetime Withdrawal Guarantee riders with Compounding Income Amounts, the charge is calculated after applying the Compounding Income Amount. (See “GUARANTEED WITHDRAWAL BENEFITS—Description of the Lifetime Withdrawal Guarantee II” and “Description of the Lifetime Withdrawal Guarantee I” for information on Automatic Annual Step-Ups and Compounding Income Amounts.)
For the Guaranteed Withdrawal Benefit riders, the charge is a percentage of the Guaranteed Withdrawal Amount (see “GUARANTEED WITHDRAWAL BENEFITS—Description of the Enhanced Guaranteed Withdrawal Benefit”) on the Contract Anniversary, prior to taking into account any Optional Reset occurring on such Contract Anniversary. (See “GUARANTEED WITHDRAWAL BENEITS—Description of the Enhanced Guaranteed Withdrawal Benefit” and “Description of the Guaranteed Withdrawal Benefit I” for information on Optional Resets.)
If you: make a full withdrawal (surrender) of your Contract Value; you apply all of your Contract Value to an Annuity Option: there is a change in Owners, Joint Owners or Annuitants (if the Owner is a non-natural person): the Contract terminates (except for a termination due to death); or (under the Lifetime Withdrawal Guarantee II rider) you assign your contract, and the effective date of a change of the primary Beneficiary (only for Contracts issued in New York with the Joint Life version of the Lifetime Withdrawal Guarantee II rider), a pro rata portion of the rider charge will be assessed based on the number of full months from the last Contract Anniversary to the date of the change.
If a Lifetime Withdrawal Guarantee rider or Guaranteed Withdrawal Benefit rider is terminated because of the death of the Owner, Joint Owner or Annuitants (if the Owner is a non-natural person), or if a Lifetime Withdrawal Guarantee rider or Enhanced GWB rider is cancelled pursuant to the cancellation provisions of each rider, no rider charge will be assessed based on the period from the most recent Contract Anniversary to the date the termination takes effect.
The Lifetime Withdrawal Guarantee and Guaranteed Withdrawal Benefit rider charge will result in the cancellation of Accumulation Units from each applicable Subaccount of the Variable Account and/or a reduction in the Contract Value allocated to the Fixed Account or EDCA Guaranteed Account in the ratio the Contract Value in a Subaccount and/or the Fixed Account or EDCA Guaranteed Account bears to the total Contract Value. The Fixed Account is not available in the state of New York if you have selected a living benefit rider.
We reserve the right to increase the Lifetime Withdrawal Guarantee or Guaranteed Withdrawal Benefit rider charge upon an Automatic Annual Step-Up or Optional Reset. The increased rider charge will apply after the Contract Anniversary on which the Automatic Annual Step-Up or Optional Reset occurs. The versions of the Lifetime Withdrawal Guarantee for which we are currently increasing the rider charge upon an Automatic Annual Step-Up are listed below.
If an Automatic Annual Step-Up occurs under the Lifetime Withdrawal Guarantee II rider, we may reset the rider charge applicable beginning after the Contract Anniversary on which the Automatic Annual Step-Up occurs to a rate that does not exceed the lower of: (a) the Maximum Automatic Annual Step-Up Charge or (b) the current rate that we charge for the same rider available for new contract purchases at the time of the Automatic Annual Step-Up. For contracts issued with the Lifetime Withdrawal Guarantee II rider on or after February 24, 2009, the Maximum Automatic Annual Step-Up Charge is 1.60% for the Single Life version and 1.80% for the Joint Life version. For contracts issued with the Lifetime Withdrawal Guarantee II rider prior to February 24, 2009, the Maximum Automatic Annual Step-Up Charge is 1.25% for the Single Life version and 1.50% for the Joint Life version.
For contracts issued with the Lifetime Withdrawal Guarantee II on or after February 24, 2009, the rider charge is 1.25% (Single Life version) or 1.50% (Joint Life version) of the Total Guaranteed Withdrawal Amount.
For contracts issued with the Lifetime Withdrawal Guarantee II prior to February 24, 2009, the rider charge is 0.65% (Single Life version) or 0.85% (Joint Life version) of the Total Guaranteed Withdrawal Amount. If your Total Guaranteed Withdrawal Amount is increased due to an Automatic Annual Step-Up on a Contract Anniversary occurring on July 1, 2012 or later, we currently will increase the rider charge for the Single Life version to 0.95% of the of the Total Guaranteed Withdrawal Amount, and we will increase the rider charge for the Joint Life version to 1.20% of the of the Total Guaranteed Withdrawal Amount.
If an Automatic Annual Step-Up occurs under the Lifetime Withdrawal Guarantee I rider, we may reset the rider charge applicable beginning after the contract anniversary on which the Automatic Annual Step-Up occurs to the rate that would be applicable to current contract purchases of the same rider at the time of the step-up, but to no more than a maximum of 0.95% (Single Life version) or 1.40% (Joint Life version) of the Total Guaranteed Withdrawal Amount.
The rider charge for the Lifetime Withdrawal Guarantee I is 0.50% (Single Life version) or 0.70% (Joint Life version) of the Total Guaranteed Withdrawal Amount. If your Total Guaranteed Withdrawal Amount is increased due to an Automatic Annual Step-Up on a Contract Anniversary occurring on July 1, 2012 or later, we currently will increase the rider charge for the Single Life version to 0.80% of the Total Guaranteed Withdrawal Amount, and we will increase the rider charge for the Joint Life version to 1.05% of the of the Total Guaranteed Withdrawal Amount.
If an Optional Reset occurs under a contract issued with the Enhanced GWB rider on or after July 16, 2007, we may reset the rider charge applicable beginning after the contract anniversary on which the Optional Reset occurs to the rate that would be applicable to current contract purchases of the same rider at the time of the Optional Reset, but to no more than a maximum of 1.00% of the Guaranteed Withdrawal Amount.
If an Optional Reset occurs under a contract issued with the Enhanced GWB rider prior to July 16, 2007, we may reset the rider charge applicable beginning after the contract anniversary on which the Optional Reset occurs to the rate that would be applicable to current contract purchases of the same rider at the time of the Optional Reset, but to no more than a maximum of 0.95% of the Guaranteed Withdrawal Amount.
For contracts issued with the Enhanced GWB rider on or after July 16, 2007, the rider charge is 0.55% of the Guaranteed Withdrawal Amount.
For contracts issued with the Enhanced GWB rider prior to July 16, 2007, the rider charge is 0.50% of the Guaranteed Withdrawal Amount.
If an Optional Reset occurs under a contract with the GWB I rider, we may reset the rider charge applicable beginning after the contract anniversary on which the Optional Reset occurs to the rate that would be applicable to current contract purchases of the same rider at the time of the reset, but to no more than a maximum of 0.95% of the Guaranteed Withdrawal Amount.
The rider charge for the GWB I is 0.50% of the Guaranteed Withdrawal Amount.
If one of the Lifetime Withdrawal Guarantee riders is in effect, the rider charge will continue if your Remaining Guaranteed Withdrawal Amount (see “GUARANTEED WITHDRAWAL BENEFITS—Description of the Lifetime Withdrawal

Guarantee II”) equals zero. If the Enhanced GWB or GWB I rider is in effect, the rider charge will not continue if your Benefit Base (see “GUARANTEED WITHDRAWAL BENEFITS—Description of the Enhanced Guaranteed Withdrawal Benefit”) equals zero.
Some of the descriptions of the GWB I rider may have changed subject to state approval of an endorsement.
Guaranteed Minimum Accumulation Benefit Rider
The Guaranteed Minimum Accumulation Benefit (GMAB) rider is no longer available for sale. If you elected the GMAB, a charge is deducted from your Contract Value on each Contract Anniversary. The charge is equal to 0.75% of the GMAB Guaranteed Accumulation Amount at the end of the prior Contract Year. The GMAB Rider Charge is deducted from your Contract Value pro rata from your Contract’s Asset Allocation subaccount and the EDCA Guaranteed Account in the ratio each account bears to your total Contract Value. We take amounts from the Subaccount that is part of the Variable Account by cancelling accumulation units from the Variable Account. If you make a full withdrawal (surrender) of your Contract Value or you apply your Contract Value to an annuity option, we will assess a pro rata portion of the GMAB Rider Charge based on the number of whole months since the last Contract Anniversary. (See “GUARANTEED MINIMUM ACCUMULATION BENEFIT.”)
Premium and Other Tax Charges
We reserve the right to deduct from the purchase payments or Contract Value any taxes paid by us to any governmental entity relating to this Contract (including without limitation: premium taxes, federal, state and local withholding of income, estate, inheritance and other taxes required by law, and any new or increased state income taxes enacted). We will, at our sole discretion, determine when taxes relate to the Contract, including for example when they have resulted from: the investment experience of the Variable Account; receipt by us of purchase payments; commencement of annuity benefits; payment of death benefits; partial and full withdrawals; and any new or increased taxes which become effective that are imposed on us and which relate to purchase payments, earnings, gains, losses, fees, and charges under the Contract. We may, at our sole discretion, pay taxes when due and make a deduction for such taxes from the Contract Value at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date. In general, we believe under current Federal income tax law, we are entitled to hold reserves with respect to the contract that offset Variable Account income. If this should change, it is possible we could incur income tax with respect to the Contract, and in that event we may deduct such tax from the Contract. At the present time, however, we are not incurring any such income tax or making any such deductions.
Most states impose a premium tax liability on the date when annuity benefits commence. In those states, we may deduct the premium tax charge from the Contract Value on that date. To determine whether and when a premium tax charge will be imposed on a Contract, we will look to the state of residence of the Owner when a withdrawal is made or Death Proceeds are paid and to the state of residence of the annuitant when annuity benefits commence. In South Dakota, we reserve the right to deduct the premium tax charge at the earliest of: a full or partial withdrawal of the Contract, the date when annuity benefits commence, or payment of the Death Proceeds (including application of the Death Proceeds to the Beneficiary Continuation provision).
Deductions for state premium tax charges currently range from 1/2% to 1.00% of the Contract Value (or, if applicable, purchase payments or Death Proceeds) for Contracts used with retirement plans qualifying for tax benefited treatment under the Code and from 1% to 3.5% of the Contract Value (or, if applicable, Death Proceeds) for all other Contracts. For contracts sold in California to 408(a) IRA Trusts, the premium tax charge is 2.35%.
Eligible Fund Expenses
Charges deducted from and expenses paid out of the assets of the Eligible Funds are described in the prospectuses for the Eligible Funds. These deductions and expenses are not charges under the terms of the Contract, but are represented in the share values of each Eligible Fund.

Annuity Payments
Election of Annuity
The annuity period begins at the Maturity Date (or at any earlier Annuity Date you choose to annuitize) and provides for payments to be made to the Payee. You may apply your Contract Value to one of the payment options listed below (or a comparable fixed option).
We base the Maturity Date of your Contract on the age of the Annuitant. The Maturity Date is the later of (i) the date when the Annuitant, at his or her nearest birthday, would be age 95 (or the maximum age allowed by state law) or (ii) 10 years from the date of issue. If your Contract is acquired pursuant to an exchange from an old contract (see “THE CONTRACTS—Purchase Payments”), the Maturity Date of the Contract would be set at age 95 (or the maximum allowed by state law) regardless of what the maturity date may have been for the old Contract. We may allow you to extend the Maturity Date (subject to restrictions that may apply in your state and our current established administrative procedures).
Please be aware that once your Contract is annuitized, you are ineligible to receive the death benefit you have selected. Additionally, if you have selected a living benefit rider such as a Guaranteed Minimum Income Benefit, a Guaranteed Withdrawal Benefit, or the Guaranteed Minimum Accumulation Benefit, annuitizing your Contract terminates the rider, including any death benefit provided by the rider and any Guaranteed Principal Adjustment (for the Guaranteed Minimum Income Benefit Plus or Lifetime Withdrawal Guarantee riders) or Guaranteed Accumulation Payment (for the Guaranteed Minimum Accumulation Benefit rider) that may also be provided by the rider.
Upon the death of an Annuitant who is not the Owner or Joint Owner, during the Accumulation Period, the Owner automatically becomes the Annuitant, unless the Owner chooses a new Annuitant subject to our underwriting rules in effect at the time of the request for this change. If the Owner is a non-natural person, the death of the Annuitant will be treated as the death of an Owner. If you change the Annuitant, or the Owner becomes the Annuitant because of the original Annuitant’s death, we will change the Maturity Date, if necessary, so that it is the date when the new Annuitant, at his or her nearest birthday, would be age 95 (or the maximum age allowed by state law).
Unless you elect another option and/or earlier Annuity Date, variable annuity payments will begin at the Maturity Date for the life of the Payee, but for at least ten years. Any Contract Value in the Fixed Account will be applied to provide fixed, not variable, payments. You can change this annuity payment option at any time prior to annuitization. You may elect to have annuity payments under a Contract made on a variable basis or on a fixed basis, or you may designate a portion to be paid on a variable basis and a portion on a fixed basis. If you select payments on a fixed basis, we will transfer the amount of your Contract Value applied to the fixed payment option (net of any applicable charges described under “ASSET-BASED INSURANCE CHARGE, WITHDRAWAL CHARGE AND OTHER DEDUCTIONS”) to our general account. We will fix the annuity payments in amount and duration by the annuity payment option selected, and by the age and (where permitted) the sex of the Payee. For Contracts issued in situations involving an employer-sponsored plan subject to ERISA or where required by state law, we fix annuity payments in amount and duration using the same criteria except we do not take into account the sex of the Payee. If you were issued a Contract with sex-distinct annuity rates prior to the time that state law mandated unisex annuity rates, the annuity rates we use will not be less than the guaranteed sex-distinct rates in the Contract when issued. You may choose to have annuity payments made on a monthly, quarterly, semi-annual, or annual frequency. (See “Amount of Annuity Payments.”)
Contracts used in connection with retirement plans qualifying for tax benefited treatment may have various requirements for the time by which benefit payments must commence, the period over which such payments may be made, the annuity payment options that may be selected, and the minimum annual amounts of such payments. Penalty taxes or other adverse tax consequences may occur upon failure to meet such requirements.
Annuity Options
There are several annuity payment options. You may select one of the payment options prior to the Maturity Date, at full or partial withdrawal, or when death proceeds are payable, subject to the requirements of the Internal Revenue Code. (Some options are not available for death proceeds.)

For a description of the tax consequences of full and partial annuitization, see “FEDERAL INCOME TAX CONSIDERATIONS”.
In addition to the annuity options described below, we may offer an additional payment option that would allow your Beneficiary to take distribution of the Contract Value over a period not extending beyond his or her life expectancy. Under this option, annual distributions would not be made in the form of an annuity, but would be calculated in a manner similar to the calculation of required minimum distributions from Qualified Contracts. See “FEDERAL INCOME TAX CONSIDERATIONS—Taxation of Qualified Contracts.” We intend to generally make this payment option available to both tax Qualified and non-tax qualified Contracts, to the extent allowed under the Code; however, such payment option may be limited to certain categories of beneficiaries.
You select an annuity payment option by written request to us and subject to any applicable federal tax law restrictions.
The amount of any annuity payment will depend on the amount applied to purchase the annuity and the applicable annuity rates. If more than one frequency is permitted under your Contract, choosing less frequent payments will result in each annuity payment being larger. Annuity payment options that guarantee that payments will be made for a certain number of years regardless of whether the Payee or Payees are alive (such as the Variable Income for a Specified Number of Years, Variable Life Income with Period Certain, the Variable Income Payments to Age 100, or the Joint and Survivor Variable Life Income, 10 Years Certain options, listed below) result in annuity payments that are smaller than annuity payment options without such a guarantee (such as the Variable Life Income, Joint and Survivor Variable Life Income or the Joint and  2⁄3 to Survivor Variable Life Income options, listed below).
The Contract offers the variable annuity payment options listed below.
Variable Income for a Specified Number of Years. We will make variable payments for the number of years elected, which may not be more than 30 except with our consent. THIS OPTION CANNOT BE SELECTED FOR DEATH PROCEEDS.
Variable Life Income. We will make variable payments which will continue: while the Payee is living*; while the Payee is living but for at least ten years; or while the Payee is living but for at least twenty years. (The latter two alternatives are referred to as Variable Life Income with Period Certain Option.)
Variable Income Payments to Age 100 (“American Income Advantage”). We will make variable payments for the number of whole years until the Payee is age 100. THIS OPTION CANNOT BE SELECTED FOR DEATH PROCEEDS.
Variable Life Income for Two Lives. We will make variable payments which will continue: while either of two Payees is living (Joint and Survivor Variable Life Income)*, while either of two Payees is living but for at least 10 years (Joint and Survivor Variable Life Income, 10 Years Certain); while two Payees are living, and, after the death of one while the other is still living, two-thirds to the survivor (Joint and  2⁄3 to Survivor Variable Life Income).* THIS OPTION CANNOT BE SELECTED FOR DEATH PROCEEDS.
*It is possible under this option to receive only one variable annuity payment if the Payee dies (or Payees die) before the due date of the second payment or to receive only two variable annuity payments if the Payee dies (or Payees die) before the due date of the third payment, and so on.
If you purchased the contract as a Qualified Contract, you must take distribution of the Contract Value in accordance with the minimum required distribution rules set forth in the Internal Revenue Code and IRS regulations. See “FEDERAL INCOME TAX CONSIDERATIONS—Taxation of Qualified Contracts.” You also may be able to purchase the Contract as the beneficiary of a deceased person’s Individual Retirement Account (IRA), in which case the IRS minimum distribution requirements also apply to your Contract. You may choose any optional death benefit available under the Qualified Contract, but the death benefit must be paid within the timeframe required by applicable tax law and certain other Contract provisions and programs will not be available. Under certain circumstances, you may be able to satisfy the IRS minimum distribution requirements by electing an annuity option. If you are the beneficiary of a deceased person’s IRA, you may only elect an annuity option that is available for Death Proceeds. Upon your death, if annuity payments have already begun under a Qualified Contract, applicable tax law may require that any remaining payments be made over a shorter period than originally elected or otherwise adjusted to comply with the tax law.
If you purchased the contract as a Non-Qualified Contract, the tax rules that apply upon your death are similar to the tax rules for Qualified Contracts, but differ in some material respects.  For example, if you die after annuity payments have already begun under a Non-Qualified Contract, any remaining annuity payments can continue to be paid, provided that they are paid at least as rapidly as under the method of distribution in effect at the time of your death.
Other annuity payment options (including other periods certain) may be available from time to time, and you should ask us about their availability. If you do not elect an annuity payment option by the Maturity Date, we will make variable payments under the Contract while the Payee is living but for at least ten years. (This is the Variable Life Income with Period Certain Option.) If your purchase payments would be less than our published minimum, then you will need our consent to apply the Contract proceeds to an annuity payment option.
You may withdraw the commuted value of the payments remaining under a variable period certain option (such as the Variable Income for a Specified Number of Years Option). The commuted value is a lump sum of the present value of future annuity payments. You may not commute a fixed period certain option or any option involving a life contingency, whether fixed or variable, prior to the death of the last surviving annuitant. Upon the death of the last surviving annuitant, the beneficiary may choose to continue receiving income payments or to receive the commuted value of the remaining payments. For variable income payment options, the calculation of the commuted value will be done using the assumed investment return applicable to the Contract. (See “Amount of Annuity Payments”.) For fixed income payment options, the calculation of the commuted value will be done using the then current annuity purchase rates.
Please be advised that the tax consequences resulting from the election of an annuity payment option containing a commutation feature (i.e., an annuity payment option that permits the withdrawal of a commuted value) is uncertain and the IRS may determine that the taxable amount of the annuity payments and withdrawals received for any year could be greater than or less than the taxable amount reported by the Company. The exercise of the commutation feature also may result in adverse tax consequences including:
•	The imposition of a 10% penalty tax on the taxable amount of the commuted value, if the taxpayer has not attained age 59 1⁄2 at the time the withdrawal is made. This 10% penalty tax is in addition to the ordinary income tax on the taxable amount of the commuted value.
•	The retroactive imposition of the 10% penalty tax on annuity payments received prior to the taxpayer attaining age 59 1⁄2.
•	The possibility that the exercise of the commutation feature could adversely affect the amount excluded from federal income tax under any annuity payments made after such commutation.
A payee should consult with his or her own tax advisor prior to electing to annuitize the contract and prior to exercising any commutation feature under an annuity payment option.
See the section entitled “ASSET-BASED INSURANCE CHARGES, WITHDRAWAL AND OTHER DEDUCTIONS” to find out whether a Withdrawal Charge applies when you annuitize or withdraw the commuted value of any payments certain.
If you are receiving payments under the Variable Income for a Specified Number of Years Option or the Variable Income Payments to Age 100 Option you may convert to an option involving a life contingency.
The availability of certain annuity payment options may be restricted on account of Company policy, administrative procedures, an endorsement attached to your Contract, and federal tax law which, among other things, may (1) restrict payment to the life expectancy of the payee, (2) limit the categories of beneficiaries who can be joint annuitants or payees under a joint and survivor option, (3) limit the choice of percentage reduction in payments under a joint and survivor option, and (4) limit the duration of any period certain (including a period certain combined with a life or joint and survivor option). In addition, these federal tax rules may also limit the use in Qualified contracts of annuity payment options that contain a commutation feature because, among other things, income payments must be made at least annually to avoid a 50% excise tax. Accordingly, we reserve the right to restrict the availability under qualified contracts of annuity payment options with commutation features and/or limit the amount that may be withdrawn under such features.
We continue to assess an Asset-Based Insurance Charge after annuitization. If you elect an enhanced death benefit, the amount of the Asset-Based Insurance Charge after annuitization will equal the level of the charge that would apply if you had not elected an enhanced death benefit; except that for the B Plus Class and P Class, the Asset-Based Insurance Charge will be 1.25% after annuitization. The Asset-Based Insurance Charge for all Classes increases by 0.25% for subaccounts investing in the American Funds Insurance Series. Charges for the Guaranteed Minimum Income Benefit and the Earnings Preservation Benefit Rider will not be assessed after annuitization.
Amount of Annuity Payments
At the Annuity Calculation Date, which is a Business Day no more than ten Business Days prior to the Maturity Date (or any earlier Annuity Date or other application of proceeds to a payment option), your Contract Value (reduced by applicable premium tax, Contract Administrative Fee, Withdrawal Charges and any applicable pro rata living benefit or death benefit rider charge) is applied toward the purchase of annuity payments. We determine the amount of variable annuity payments on the basis of (i) annuity purchase rates not lower than the rates set forth in the Life Income Tables contained in the Contract that reflect the Payee’s age, (ii) the assumed investment return selected, (iii) the type of payment option selected, and (iv) the investment performance of the Eligible Funds selected.
The Fixed Account is not available under variable payment options. Under Contracts issued in New York, you may not transfer any Contract Value to any Portfolio of the American Funds Insurance Series during the Annuity Period.
We calculate the initial payment using the assumed investment return you select. The amount of each payment after the initial payment will depend on how the subaccounts perform, relative to the assumed investment return. If the actual net investment return (annualized) exceeds your assumed investment return, the payment will increase. Conversely, if the actual return is less than your assumed investment return, the annuity payment will decrease.
When selecting an assumed investment return, you should keep in mind that a lower assumed investment return will result in a lower initial annuity payment, but subsequent annuity payments will increase more rapidly or decline more slowly as changes occur in the investment experience of the Eligible Funds. On the other hand, a higher assumed investment return will result in a higher initial payment than a lower assumed investment return, but later payments will rise more slowly or fall more rapidly. You may select an assumed investment return of 3.5% or, if allowed by applicable law or regulation, 5%. If you do not choose an assume investment return, we will use 3.5%.
If you own a B Plus Class Contract and choose to annuitize under a fixed or variable payment option during the 9-year Withdrawal Charge period, your annuity payments will be based on a different set of current annuity purchase rates than our other Classes. Additionally, our guaranteed rates for fixed or variable annuity payments will be different for B Plus Class Contracts than for other Classes. The effect of these different rates would be to lower your annuity payments.
For more information regarding annuity payment options, you should refer to the Statement of Additional Information and also to the Contract, which contains detailed information about the various forms of annuity payment options available, and other important matters.

BENEFITS AVAILABLE UNDER THE CONTRACT
The following table summarizes information about the benefits under the Contract.
Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Current Charges	Brief Description of Restrictions / Limitations
Dollar Cost Averaging Program	Allows you to systematically transfer a set amount each month among the Eligible Funds and the Fixed Account, if available	Standard	No Charg[e	N/A	• Available only during the accumulation phase
• We currently restrict the amount of Contract Value which you may transfer from the Fixed Account
• Not available if you selected the GMAB, GMIB Plus II, LWG II, or the Enhanced Death Benefit rider
Enhanced Dollar Cost Averaging (EDCA) Program	Allows you to systematically transfer amounts from the Guaranteed Account in the general account to any available Eligible Funds you select during a six or twelve month duration	Standard	No Charge	N/A	• Available only during the accumulation phase
• Not available for B Plus Class or C Class Contracts
• Transfers only available from the Guaranteed Account
• Generally only available for new purchase payments or portions thereof
• Not available for purchase payments which consist of money exchanged from other contracts we or an affiliate issue
Asset Rebalancing	Allows us to automatically rebalance your Contract Value to return to your original percentage allocations	Standard	No Charge	N/A	• Available only during the accumulation phase
• The Fixed Account is not available for asset rebalancing, unless you selected the GMIB Plus II, the LWG II, or Enhanced Death Benefit rider
• Not available if you selected the GMAB rider
Systematic Withdrawals	Allows you to set up an automatic payment of up to 10% of your total purchase payments each year	Standard	No Charge	N/A	• Each payment must be at least $100 (unless we consent otherwise) • For all Classes other than C Class, in the first Contract Year, only monthly or quarterly payments are allowed

Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Current Charges	Brief Description of Restrictions / Limitations
Standard Death Benefit	Pays a minimum death benefit at least equal to the greater of the Contract Value or total purchase payments, adjusted for any withdrawals	Standard	No Charge	N/A	• Withdrawals may proportionately reduce the benefit, and such reductions could be significant • For B Plus Class, bonus amounts may not be included in the death benefit
Annual Step-Up Death Benefit	Pays a death benefit equal to the greater of your Contract Value, your total purchase payments adjusted for any withdrawals, or your Step-Up Value	Optional	0.20% of average daily net assets in the subaccounts	0.20% of average daily net assets in the subaccounts	• No longer available • Withdrawals may proportionately reduce the benefit, and such reductions could be significant • For B Plus Class, bonus amounts may not be included in the death benefit
Greater of Annual Step-Up or 5% Annual Increase Death Benefit	Pays a death benefit equal to the greater of your Contract Value, your Step-Up Value, or your Annual Increase Amount, adjusted for any withdrawals	Optional	0.35% of average daily net assets in the subaccounts	0.35% of average daily net assets in the subaccounts	• No longer available • Withdrawals may proportionately reduce the benefit, and such reductions could be significant • For B Plus Class, bonus amounts may not be included in the death benefit
Enhanced Death Benefit Rider	Pays a death benefit equal to the greater of your Contract Value or a death benefit base that provides protection against adverse investment experience	Optional	1.50% of death benefit base	0.75% of death benefit base (issue age 0-69)0.95% of death benefit base (issue age 70-75)	• No longer available
• Benefit subject to Eligible Fund allocation restrictions
• Withdrawals may proportionately reduce the benefit, and such reductions could be significant
• Additional restrictions on purchase payments may apply
• For B Plus Class, bonus amounts may not be included in the death benefit
Earnings Preservation Benefit Rider	Provides an additional death benefit to assist with covering income taxes payable upon death of the Owner or Joint Owner	Optional	0.25% of average daily net assets in the subaccounts	0.25% of average daily net assets in the subaccounts	• No longer available • Withdrawals may proportionately reduce the benefit, and such reductions could be significant • For B Plus Class, bonus amounts may not be included in the death benefit

Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Current Charges	Brief Description of Restrictions / Limitations
Guaranteed Minimum Income Benefit Plus II (GMIB Plus II)	Provides a specified guaranteed level of minimum fixed annuity payments during the income phase regardless of investment performance	Optional	1.50% of the Income Base	1.00% of the Income Base	• No longer available
• Benefit subject to Eligible Fund allocation restrictions
• Certain withdrawals could significantly reduce or even terminate the benefit
• Benefit may be exercised after a 10-year waiting period and then only within 30 days following a Contract Anniversary
• Benefit must be exercised no later than the 30-day period following the Contract Anniversary prior to the Owner's 91st birthday
• Exercising option to reset the Annual Increase Amount to Contract Value will restart the 10-year waiting period
• Additional restrictions on purchase payments may apply
• Guaranteed Principal Option may be exercised on each Contract Anniversary starting with the 10th Contract Anniversary through the Contract Anniversary prior to the Owner's 91st birthday
• Exercising the Guaranteed Principal Option terminates the benefit
• Enhanced payout rates, which may be available upon exercise of the benefit, depend on your age at the time you took your first withdrawal and other circumstances
• For B Plus Class, bonus amounts are not included in the benefit

Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Current Charges	Brief Description of Restrictions / Limitations
Guaranteed Minimum Income Benefit Plus I (GMIB Plus I)	Provides a specified guaranteed level of minimum fixed annuity payments during the income phase regardless of investment performance	Optional	1.50% of the Income Base	0.80% of the Income Base	• No longer available
• Benefit subject to Eligible Fund allocation restrictions
• Certain withdrawals could significantly reduce or even terminate the benefit
• Benefit may be exercised after a 10-year waiting period and then only within 30 days following a Contract Anniversary
• Benefit must be exercised no later than the 30-day period following the Contract Anniversary on or following the Owner's 85th birthday
• Exercising option to reset the Annual Increase Amount to Contract Value will restart the 10-year waiting period
• Additional restrictions on purchase payments may apply
• Guaranteed Principal Option may be exercised on each Contract Anniversary starting with the 10th Contract Anniversary through the Contract Anniversary prior to the Owner's 86th birthday
• Exercising the Guaranteed Principal Option terminates the benefit
• Enhanced payout rates, which may be available upon exercise of the benefit, depend on your age at the time you took your first withdrawal and other circumstances
• For B Plus Class, bonus amounts are not included in the benefit

Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Current Charges	Brief Description of Restrictions / Limitations
Guaranteed Minimum Income Benefit II (GMIB II)	Provides a specified guaranteed level of minimum fixed annuity payments during the income phase regardless of investment performance	Optional	0.50% of the Income Base	0.50% of the Income Base	• No longer available
• Certain withdrawals could significantly reduce or even terminate the benefit
• Benefit may be exercised after a 10-year waiting period and then only within 30 days following a Contract Anniversary
• Benefit must be exercised no later than the 30-day period following the Contract Anniversary on or following the Owner's 85th birthday
• For B Plus Class, bonus amounts are not included in the benefit
Guaranteed Minimum Income Benefit I (GMIB I)	Provides a specified guaranteed level of minimum fixed annuity payments during the income phase regardless of investment performance	Optional	0.50% of the Income Base	0.50% of the Income Base	• No longer available
• Certain withdrawals could significantly reduce or even terminate the benefit
• Benefit may be exercised after a 10-year waiting period up, through age 85, within 30 days following a Contract Anniversary
• Additional restrictions on purchase payments may apply
• For B Plus Class, bonus amounts are not included in the benefit

Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Current Charges	Brief Description of Restrictions / Limitations
Guaranteed Withdrawal Benefit I (GWB I)	Guarantees that at least the entire amount of purchase payments you make will be returned to you through a series of withdrawals regardless of investment performance	Optional	0.95% of the Total Guaranteed Withdrawal Amount	0.50% of the Total Guaranteed Withdrawal Amount	• No longer available
• Certain withdrawals could significantly reduce or even terminate the benefit
• Additional restrictions on purchase payments may apply
• Starting with the third Contract Anniversary, you may elect the optional reset feature once every Contract Anniversary prior to the 86th birthday of the Owner provided that it has been at least three Contract Anniversaries since the last reset
• For B Plus Class, bonus amounts are not included in the benefit
Enhanced Guaranteed Withdrawal Benefit (Enhanced GWB)	Guarantees that at least the entire amount of purchase payments you make will be returned to you through a series of withdrawals regardless of investment performance	Optional	1.00% of the Total Guaranteed Withdrawal Amount	0.55% of the Total Guaranteed Withdrawal Amount	• No longer available
• Benefit subject to Eligible Fund allocation restrictions
• Certain withdrawals could significantly reduce or even terminate the benefit
• You may elect to cancel the rider during the 90-day period following your fifth Contract Anniversary
• Additional restrictions on purchase payments may apply
• You may elect the optional reset feature at any Contract Anniversary prior to your 86th birthday
• For B Plus Class, bonus amounts are not included in the benefit

Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Current Charges	Brief Description of Restrictions / Limitations
Lifetime Withdrawal Guarantee II Benefit (LWG II)	Guarantees income for life, or that at least the entire amount of purchase payments you make will be returned to you through a series of withdrawals regardless of investment performance	Optional	1.60% of the Total Guaranteed Withdrawal Amount for Single Life Version1.80% of the Total Guaranteed Withdrawal Amount for Joint Life Version	1.25% of the Total Guaranteed Withdrawal Amount for Single Life Version1.50% of the Total Guaranteed Withdrawal Amount for Joint Life Version	• No longer available
• Benefit subject to Eligible Fund allocation restrictions
• Certain withdrawals could significantly reduce or even terminate the benefit
• Guarantees income for life, subject to conditions, provided your first withdrawal is on or after the date you reach age 59  1⁄2
• You may elect to cancel the rider on the Contract Anniversary every five Contract Years for the first 15 Contract Years and annually thereafter
• Additional restrictions on purchase payments may apply
• For B Plus Class, bonus amounts are not included in the benefit
Lifetime Withdrawal Guarantee I Benefit (LWG I)	Guarantees income for life, or that at least the entire amount of purchase payments you make will be returned to you through a series of withdrawals regardless of investment performance	Optional	0.95% of the Total Guaranteed Withdrawal Amount for Single Life Version1.40% of the Total Guaranteed Withdrawal Amount for Joint Life Version	0.50% of the Total Guaranteed Withdrawal Amount for Single Life Version0.70% of the Total Guaranteed Withdrawal Amount for Joint Life Version	• No longer available
• Certain withdrawals could significantly reduce or even terminate the benefit
• Guarantees income for life, subject to conditions, provided your first withdrawal is on or after the date you reach age 59  1⁄2
• You may elect to cancel the rider on the Contract Anniversary every five Contract Years for the first 15 Contract Years and annually thereafter
• Additional restrictions on purchase payments may apply
• For B Plus Class, bonus amounts are not included in the benefit

Name of Benefit	Purpose	Standard or Optional	Maximum Annual Fee	Current Charges	Brief Description of Restrictions / Limitations
Guaranteed Minimum Accumulation Benefit (GMAB)	Guarantees that your Contract Value will not be less than a minimum amount at the end of a specified number of years regardless of investment performance	Optional	0.75% of the Guaranteed Accumulation Amount	0.75% of the Guaranteed Accumulation Amount	• No longer available
• Certain withdrawals could significantly reduce or even terminate the benefit
• No transfers are permitted while this benefit is in effect
• Additional restrictions on purchase payments may apply
• You have a one-time right to cancel this benefit on your 5th Contract Anniversary
• For B Plus Class, bonus amounts are not included in the benefit
Certain optional benefit charges differ for riders issued before certain dates. See “ASSET-BASED INSURANCE CHARGE, WITHDRAWAL CHARGE AND OTHER DEDUCTIONS” for more information.
Living Benefits
Overview of Living Benefit Riders
We offer a suite of optional living benefit riders that, for certain additional charges, offer protection against market risk (the risk that your investments may decline in value or underperform your expectations). Only one of these riders may be elected, and the rider must be elected at Contract issue. These optional riders are described briefly below. Please see the more detailed description that follows for important information on the costs, restrictions and availability of each optional rider. We currently offer two types of living benefit riders—guaranteed income benefits and guaranteed withdrawal benefits:
Guaranteed Income Benefits
•	Guaranteed Minimum Income Benefit Plus (GMIB Plus II)
•	Guaranteed Minimum Income Benefit
Our guaranteed income benefit riders are designed to allow you to invest your Contract Value in the market while at the same time assuring a specified guaranteed level of minimum fixed annuity payments if you elect to annuitize. The fixed annuity payment amount is guaranteed regardless of investment performance or the actual Contract Value at the time you annuitize. Prior to exercising the rider and annuitizing your Contract, you may make withdrawals up to a maximum level specified in the rider and still maintain the benefit amount.
GMIB Plus I, GMIB II and GMIB I are not available for sale.
Guaranteed Withdrawal Benefits
•	Lifetime Withdrawal Guarantee (Lifetime Withdrawal Guarantee II)
•	Guaranteed Withdrawal Benefit (Enhanced GWB)
The guaranteed withdrawal benefit riders are designed to guarantee that at least the entire amount of purchase payments you make will be returned to you through a series of withdrawals without annuitizing, regardless of investment performance, as long as withdrawals in any Contract Year do not exceed the maximum amount allowed under the rider.

With the Lifetime Withdrawal Guarantee (LWG) riders, you get the same benefits, but in addition, if you make your first withdrawal on or after the date you reach age 59 1⁄2, you are guaranteed income for your life (and, except for Contracts issued in New York, the life of your spouse, if the Joint Life version of the rider was elected and your spouse elects to continue the Contract and is at least age 59 1⁄2 at continuation), even after the entire amount of purchase payments has been returned. (See “Description of the Lifetime Withdrawal Guarantee II for more information).
LWG I and GWB I are not available for sale.
Guaranteed Asset Accumulation Benefit
The Guaranteed Minimum Accumulation Benefit (GMAB) is designed to guarantee that your Contract Value will not be less than a minimum amount at the end of the 10-year waiting period. The amount of the guarantee depends on which of three permitted subaccounts you select.
GMAB is not available for sale.
GUARANTEED INCOME BENEFITS
At the time you buy the Contract, you may elect a guaranteed income benefit rider, called a Guaranteed Minimum Income Benefit (GMIB), for an additional charge. Each version of these riders is designed to guarantee a predictable, minimum level of fixed annuity payments, regardless of investment performance during the accumulation phase. However, if applying your actual Contract Value at the time you annuitize the Contract to then current annuity purchase rates (outside of the rider) produces higher income payments, you will receive the higher payments and thus you will have paid for the rider even though it was not used. Also, prior to exercising the rider, you may make specified withdrawals that reduce your Income Base (as explained below) during the accumulation phase and still leave the rider guarantees intact, provided the conditions of the rider are met. Your financial representative can provide you an illustration of the amounts you would receive, with or without withdrawals, if you exercised the rider.
There are four versions of the GMIB under this Contract:
•	GMIB Plus II
•	GMIB Plus I (formerly, the Predictor Plus)
•	GMIB II (formerly, the Predictor)
•	GMIB I
GMIB Plus I, GMIB II and GMIB I are not available for sale.
Additionally, there may be versions of each rider that vary by issue date and state availability. Please check with your financial representative regarding which version(s) are available in your state. If you have already been issued a Contract, please check your Contract and riders for the specific provisions applicable to you. You may not have this benefit and an LWG, GWB or GMAB rider in effect at the same time. Once elected, the rider cannot be terminated except as discussed below.
Facts About Guaranteed Income Benefit Riders
Income Base and GMIB Annuity Payments.    Under all versions of the GMIB, we calculate an “Income Base” (as described below) that determines, in part, the minimum amount you receive as an income payment upon exercising the GMIB rider and annuitizing the Contract. It is important to recognize that this Income Base is not available for cash withdrawals and does not establish or guarantee your Contract Value or a minimum return for any subaccount. For purposes of calculating the Income Base, the B Plus Class bonus credits are not included. After a minimum 10-year waiting period, and then only within 30 days following a Contract Anniversary, you may exercise the rider. We then will apply the Income Base calculated at the time of exercise to the conservative GMIB Annuity Table (as described below) specified in the rider in order to determine your minimum guaranteed lifetime fixed monthly annuity payments (your actual payment may be higher than this minimum if, as discussed above, the base Contract under its terms would provide a higher payment). Partial annuitizations are not permitted under the GMIB riders. Applicable Withdrawal Charges on the date that you exercise the Rider will be deducted from the Income Base. We also reserve the right to reduce the Income Base for any Premium and Other Taxes that may apply.
The GMIB Rider Charge.    Rider charges are 1.00% for GMIB Plus II (0.95% in New York), 0.80% for GMIB Plus I and 0.50% of the Income Base for GMIB II and GMIB I at the time the charge is assessed. For the GMIB Plus II or GMIB Plus I, we reserve the right to increase the rider charge upon an Optional Step-Up or Optional Reset, on any Contract Anniversary as permitted, up to a rate that does not exceed the lower of (a) 1.50% of the Income Base (the Maximum Optional Step-Up or Optional Reset Charge), or (b) the current rate that we would charge for the same rider available for new contract purchases at the time of the Optional Step-Up or Optional Reset. The increased rider charge will apply after the Contract Anniversary on which the Optional Step-Up or Optional Reset occurs. The versions of the GMIB for which we are currently increasing the rider charge upon an Optional Step-Up or Optional Reset are listed below.
For Contracts issued prior to February 24, 2009 for which the GMIB Plus II was elected, the rider charge equals 0.80% of the Income Base (0.75% for New York). For Contracts issued on and after February 24, 2009 for which the GMIB Plus II was elected, the rider charge equals 1.00% of the Income Base (0.95% for New York). For Contracts issued with the version of the GMIB Plus II rider with an Annual Increase Rate of 6%, if your Income Base is increased due to an Optional Step-Up on a contract anniversary occurring on July 1, 2012 or later, we currently will increase the rider charge to 1.20% of the Income Base (1.15% for New York).
For Contracts issued prior to February 26, 2007 for which the GMIB Plus I was elected, the rider charge equals 0.75% of the Income Base. If your Income Base is increased due to an Optional Reset on a Contract Anniversary occurring on July 1, 2012 or later, we currently will increase the rider charge to 1.00% of the Income Base.
If you selected the GMIB Plus I with a Contract issued on and after February 26, 2007, the rider charge is 0.80% of the Income Base as noted above. If your Income Base is increased due to an Optional Reset on a Contract Anniversary occurring on July 1, 2012 or later, we currently will increase the rider charge to 1.20% of the Income Base.
The charge is assessed at the first Contract Anniversary, and then at each subsequent Contract Anniversary up to and including the anniversary on or immediately preceding the date the Rider is exercised. For versions of the GMIB rider with an Optional Step-Up feature (GMIB Plus II) or Optional Reset feature (GMIB Plus I), the rider charge is assessed on the Income Base prior to any Optional Step-Up or Optional Reset. (See “LIVING BENEFITS—Guaranteed Income Benefits” for information on Optional Step-Ups.) Upon full withdrawal, annuitization change of Owner/Annuitant or assignment of the Contract, the rider charge is deducted from your Contract Value pro rata from each Subaccount, the Fixed Account and the EDCA Guaranteed Account. For Contracts issued from May 1, 2003 and prior to May 1, 2005, the charge for the GMIB I and GMIB II is reduced to 0.45% of the Income Base if you choose either the Annual Step-Up Death Benefit or the Greater of Annual Step-Up or 5% Annual Increase Death Benefit. For Contracts applied for prior to February 15, 2003 the charge for the Guaranteed Minimum Income Benefit is 0.15% lower (0.35% rather than 0.50%).
The GMIB rider charge will result in the cancellation of Accumulation Units from each applicable Subaccount of the Variable Account and/or a reduction in the Contract Value allocated to the Fixed Account or EDCA Guaranteed Account in the ratio the Contract Value in a Subaccount and/or the Fixed Account or EDCA Guaranteed Account bears to the total Contract Value. The Fixed Account is not available in the state of New York if you have selected a living benefit rider.
The GMIB Annuity Table.    The GMIB Annuity Table is specified in the rider. For GMIB Plus II in Contracts issued after May 1, 2009, this table is calculated based on the Annuity 2000 Mortality Table with a 10-year age set-back with interest of 1.5% per annum. For GMIB Plus II in Contracts issued from February 24, 2009 through May 1, 2009 in all states except New York and prior to May 1, 2009 in New York State, this table is calculated based on the Annuity 2000 Mortality Table with a 7-year age set-back with interest of 1.5% per annum. For GMIB Plus II in Contracts issued in all states except New York before February 24, 2009, and for GMIB Plus I, GMIB II and GMIB I, this table is calculated based on the Annuity 2000 Mortality Table with a 7-year age set-back with interest of 2.5% per annum. As with other pay-out types, the amount you receive as an income payment also depends on your age, your sex (where permitted by law), and the annuity option you select. For GMIB Plus II, the annuity rates for attained ages 86 to 90 are the same as those for attained age 85.
The annuity rates in the GMIB Annuity Table are conservative and a Withdrawal Charge may be applicable, so the amount of guaranteed minimum lifetime income that the GMIB produces may be less than the amount of annuity income that would be provided by applying your Contract Value on your annuity date to then-current annuity purchase rates.

If you exercise the GMIB rider, your annuity payments will be the greater of:
•	the annuity payment determined by applying the amount of the Income Base to the GMIB Annuity Table, or
•	the annuity payment determined for the same annuity option in accordance with the base Contract. (See “ANNUITY PAYMENTS”.)
If you choose not to receive annuity payments as guaranteed under the rider, you may elect any of the annuity options available under the Contract.
Taxes.    Withdrawals of taxable amounts will be subject to ordinary income tax, and, if made prior to age 59 1⁄2, a 10% federal tax penalty may apply.
Restrictions on Investment Allocations.    Investment allocation restrictions apply to the GMIB Plus II and GMIB Plus I riders. (See “THE CONTRACTS—Investment Allocation Restrictions for Certain Riders.”)
Current Restrictions on Subsequent Purchase Payments.    Subsequent purchase payments under the following versions of the GMIB are restricted (as described in “THE CONTRACTS—Purchase Payments—Restrictions on Subsequent Purchase Payments”): GMIB I, GMIB Plus I, and GMIB Plus II.
Restrictions on Investment Allocations and Subsequent Purchase Payments After Rider Terminates.    If the GMIB Plus II or GMIB Plus I rider terminates (see below), or if you elected both the GMIB Plus II and Enhanced Death Benefit (see “THE CONTRACTS—Enhanced Death Benefit Rider”) riders and they both terminate, the restrictions on investment allocations and subsequent purchase payments will no longer apply. However, if you elected both the GMIB Plus II and Enhanced Death Benefit riders, and only the GMIB Plus II rider has terminated, the restrictions on subsequent purchase payments will continue to apply.
Ownership.    If the Owner is a natural person, the Owner must be the Annuitant. If a non-natural person owns the Contract, then the Annuitant will be considered the Owner in determining the Income Base and GMIB annuity payments. If Joint Owners are named, the age of the older Joint Owner will be used to determine the Income Base and GMIB annuity payments. For the purposes of the Guaranteed Income Benefits section of the prospectus, “you” always means the Owner or oldest Joint Owner or, if the owner is a non-natural person, the Annuitant.
GMIB, Qualified Contracts and Decedent Contracts.    The GMIB may have limited usefulness in connection with a Qualified Contract, such as an IRA (see “FEDERAL INCOME TAX CONSIDERATIONS—Taxation of Qualified Contracts”), in circumstances where, due to the 10-year waiting period after purchase (and, for the GMIB Plus II and GMIB Plus I, after an Optional Reset/Step-Up) the Owner is unable to exercise the rider until after the required beginning date of required minimum distributions under the contract. In such event, required minimum distributions received from the Contract during the 10-year waiting period will have the effect of reducing the income base either on a proportionate or dollar-for-dollar basis, as the case may be. This may have the effect of reducing or eliminating the value of annuity payments under the GMIB. You should consult your tax adviser prior to electing a GMIB rider.
Additionally, the GMIB is not available for purchase by a Beneficiary under a decedent’s Non-Qualified Contract (see “FEDERAL INCOME TAX CONSIDERATIONS—Taxation of Non-Qualified Contracts”) or IRA (or where otherwise offered, under any other contract which is being “stretched” by a Beneficiary after the death of the owner or after the death of the annuitant in certain cases). The GMIB benefit may not be exercised until 10 years after purchase, and the benefit provides guaranteed monthly fixed income payments for life (or joint lives, if applicable), with payments guaranteed for a specified number of years. However, the tax rules require distributions prior to the end of the 10-year waiting period, commencing generally in the year after the Owner’s death, and also prohibit payments for as long as the Beneficiary’s life in certain circumstances.
(See Appendix E for examples of the GMIB.)
Description of GMIB Plus II
In states where approved, GMIB Plus II rider is available only for Owners up through age 78, and you can only elect GMIB Plus II at the time you purchase the Contract. GMIB Plus II may be exercised after a 10-year waiting period and then only within 30 days following a Contract Anniversary, provided that the exercise must occur no later than the 30-day period following the Contract Anniversary prior to the Owner’s 91st birthday.

Income Base.    The Income Base is the greater of (a) or (b) below.
(a)   Highest Anniversary Value: On the issue date, the “Highest Anniversary Value” is equal to your initial purchase payment. Thereafter, the Highest Anniversary Value will be increased by subsequent purchase payments and reduced proportionately by the percentage reduction in Contract Value attributable to each subsequent withdrawal (including any applicable Withdrawal Charge). On each Contract Anniversary prior to the Owner’s 81st birthday, the Highest Anniversary Value will be recalculated and set equal to the greater of the Highest Anniversary Value before the recalculation or the Contract Value on the date of the recalculation.
The Highest Anniversary Value does not change after the Contract Anniversary immediately preceding the Owner’s 81st birthday, except that it is increased for each subsequent purchase payment and reduced proportionally by the percentage reduction in Contract Value attributable to each subsequent withdrawal (including any applicable Withdrawal Charge).
(b)   Annual Increase Amount: On the issue date, the “Annual Increase Amount” is equal to your initial purchase payment. (For these purposes, all purchase payments credited within 120 days of the date we issued the Contract will be treated as if they were received on the date we issue the Contract.) Thereafter, the Annual Increase Amount is equal to (i) less (ii), where:
(i)   is purchase payments accumulated at the annual increase rate from the date the purchase payment is made. The annual increase rate is 5% per year through the Contract Anniversary prior to the Owner’s 91st birthday and 0% thereafter; and
(ii)   is withdrawal adjustments accumulated at the annual increase rate. Withdrawal adjustments in a Contract Year are determined according to (1) or (2) as defined below:
(1)   The withdrawal adjustment for each withdrawal in a Contract Year is the value of the Annual Increase Amount immediately prior to the withdrawal multiplied by the percentage reduction in Contract Value attributed to that withdrawal (including any applicable Withdrawal Charge); or
(2)   If total withdrawals in a Contract Year are 5% or less of the Annual Increase Amount on the issue date or on the prior Contract Anniversary after the first Contract Year, and if these withdrawals are paid to you (or the Annuitant if the Contract is owned by a non-natural person) or to another payee we agree to, the total withdrawal adjustments for that Contract Year will be set equal to the dollar amount of total withdrawals (including any applicable Withdrawal Charge) in that Contract Year. These withdrawal adjustments will replace the withdrawal adjustments defined in (1) above and be treated as though the corresponding withdrawals occurred at the end of that Contract Year.
As described in (1) immediately above, if in any Contract Year you take cumulative withdrawals that exceed the annual increase rate multiplied by the Annual Increase Amount at the beginning of the Contract Year, the Annual Increase Amount will be reduced in the same proportion that the entire withdrawal (including any applicable Withdrawal Charge) reduced the Contract Value. This reduction may be significant, particularly when the Contract Value is lower than the Annual Increase Amount, and could have the effect of reducing or eliminating the value of annuity payments under the GMIB rider. Limiting your cumulative withdrawals during a Contract Year to not more than the annual increase rate multiplied by the Annual Increase Amount at the beginning of the Contract Year will result in dollar-for-dollar treatment of the withdrawals, as described in (2) immediately above.
(See section (1) of Appendix E for examples of the calculation of the withdrawal adjustment.)
For Contracts issued in New York State, the Annual Increase Amount shall not exceed 270% of total purchase payments or, if greater, 270% of the Annual Increase Amount as of the most recent Optional Step-Up. Each time the Annual Increase Amount is increased by an Optional Step-Up, the limit on the Annual Increase Amount is raised to 270% of the new, higher Annual Increase Amount, if it is greater than 270% of your Purchase Payments.
In determining GMIB Plus II annuity income, an amount equal to the Withdrawal Charge that would be assessed upon a complete withdrawal and the amount of any premium and other taxes that may apply will be deducted from the Income Base.

Optional Step-Up.    On each Contract Anniversary as permitted, you may elect to reset the Annual Increase Amount to the Contract Value. An Optional Step-Up may be beneficial if your Contract Value has grown at a rate above the 5% accumulation rate on the Annual Increase Amount. As described below, an Optional Step-Up resets the Annual Increase Amount to the Account Value. After an Optional Step-Up, the annual increase rate will be applied to the new, higher Annual Increase Amount and therefore the amount that may be withdrawn without reducing the Annual Increase Amount on a proportionate basis will increase. However, if you elect to reset the Annual Increase Amount, we will also restart the 10-year waiting period. In addition, we may reset GMIB Plus II rider charge to a rate that does not exceed the lower of (a) Maximum Optional Step-Up Charge (1.50%) or (b) the current rate we would charge for the same rider available for new Contract purchases at the time of the Optional Step-Up.
An Optional Step-Up is permitted only if: (1) the Contract Value exceeds the Annual Increase Amount immediately before the reset; and (2) the Owner (or oldest Joint Owner or Annuitant if the Contract is owned by a non-natural person) is not older than age 80 on the date of the Optional Step-Up. If your Contract has both a GMIB rider and an Enhanced Death Benefit rider, and you would like to elect an Optional Step-Up, you must elect an Optional Step-Up for both riders. You may not elect an Optional Step-Up for only one of the two riders. Upon the Optional Step-Up, we may reset the rider charge, as described below, on one or both riders.
You may elect either: 1) a one-time Optional Step-Up at any Contract Anniversary provided the above requirements are met, or 2) Optional Step-Ups to occur under the Automatic Annual Step-Up. If you elect Automatic Annual Step-Ups, on any Contract Anniversary while this election is in effect, the Annual Increase Amount will reset to the Contract Value automatically, provided the above requirements are met. The same conditions described above will apply to each Automatic Step-Up. You may discontinue this election at any time by notifying us in writing at our Annuity Administrative Office (or by any other method acceptable to us), at least 30 days prior to the Contract Anniversary on which a reset may otherwise occur. Otherwise, it will remain in effect through the seventh Contract Anniversary following the date you make this election, at which point you must make a new election if you want Automatic Annual Step-Ups to continue. If you discontinue or do not re-elect the Automatic Annual Step-Ups, no Optional Step-Up will occur automatically on any subsequent Contract Anniversary unless you make a new election under the terms described above. If you discontinue Automatic Annual Step-Ups, the GMIB Plus II rider (and the rider charge) will continue, and you may choose to elect a one time Optional Step-Up or reinstate Automatic Annual Step-Ups as described above.
We must receive your request to exercise the Optional Step-Up in writing at our Annuity Administrative Office, or by any other method acceptable to us. We must receive your request prior to the Contract Anniversary for an Optional Step-Up to occur on that Contract Anniversary.
The Optional Step-Up:
(1)   resets the Annual Increase Amount to the Contract Value on the Contract Anniversary following the receipt of an Optional Step-Up election;
(2)   resets GMIB Plus II waiting period to the tenth Contract Anniversary following the date the Optional Step-Up took effect; and
(3)   For Contracts issued in New York State, an Optional Step-Up also resets the maximum Annual Increase Amount to 270% multiplied by the reset Annual Increase Amount (if greater than the maximum Annual Increase Amount prior to the Optional Step-Up).
(4)   may reset GMIB Plus II rider charge to a rate that does not exceed the lower of (a) the Maximum Optional Step-Up Charge (1.50%) or (b) the current rate we would charge for the same rider available for new Contract purchases at the time of the Optional Step-Up.
In the event that the charge applicable to contract purchases at the time of the step-up is higher than your current rider charge, you will be notified in writing a minimum of 30 days in advance of the applicable Contract Anniversary and be informed that you may choose to decline the Automatic Annual Step-Up. If you decline the Automatic Annual Step-Up, you must notify us in accordance with our administrative procedures (currently we require you to submit your request in writing to our Annuity Administrative Office no less than seven calendar days prior to the applicable Contract Anniversary). Once you notify us of your decision to decline the Automatic Annual Step-Up, you will no longer be eligible for future Automatic Annual

Step-Ups until you notify us in writing to our Annuity Administrative Office that you wish to reinstate the Automatic Annual Step-Ups. This reinstatement will take effect at the next Contract Anniversary after we receive your request for reinstatement.
On the date of the Optional Step-Up, the Contract Value on that day will be treated as a single purchase payment received on the date of the Step-Up for purposes of determining the Annual Increase Amount after the reset. All purchase payments and withdrawal adjustments previously used to calculate the Annual Increase Amount will be set equal to zero on the date of the Step-Up.
Investment Allocation Restrictions.    If you elect GMIB Plus II, there are certain investment allocation restrictions. (See “THE CONTRACTS—Investment Allocation Restrictions for Certain Riders.”) If you elect GMIB Plus II, you may not participate in the Dollar Cost Averaging (DCA) program. However, you may elect to participate in the Enhanced Dollar Cost Averaging (EDCA) program, provided that your destination subaccounts are selected in accordance with the investment allocation restrictions.
Guaranteed Principal Option.    On each Contract Anniversary starting with the tenth Contract Anniversary and through the Contract Anniversary prior to the Owner’s 91st birthday, you may exercise the Guaranteed Principal Option. If the Owner is a non-natural person, the Annuitant’s age is the basis for determining the birthday. If there are Joint Owners, the age of the oldest Owner is used for determining the birthday. We must receive your request to exercise the Guaranteed Principal Option in writing, or any other method that we agree to, within 30 days following the applicable Contract Anniversary. The Guaranteed Principal Option will take effect at the end of this 30-day period following that Contract Anniversary.
By exercising the Guaranteed Principal Option, you elect to receive an additional amount to be added to your Contract Value intended to restore your initial investment in the Contract, in lieu of receiving GMIB Plus II payments. The additional amount is called the Guaranteed Principal Adjustment and is equal to (a) minus (b) where:
(a)   is purchase payments credited within 120 days of the date we issued the Contract (reduced proportionately by the percentage reduction in Contract Value attributable to each partial withdrawal (including applicable Withdrawal Charges) prior to the exercise of the Guaranteed Principal Option) and
(b)   the Contract Value on the Contract Anniversary immediately preceding exercise of the Guaranteed Principal Option.
For purposes of calculating the Guaranteed Principal Adjustment, purchase payment credits are not included.
The Guaranteed Principal Option can only be exercised if (a) exceeds (b), as defined above. The Guaranteed Principal Adjustment will be added to each applicable subaccount in the ratio the portion of the Contract Value in such subaccount bears to the total Contract Value in all subaccounts. It is important to note that only purchase payments made during the first 120 days that you hold the Contract are taken into consideration in determining the Guaranteed Principal Adjustment. If you anticipate making purchase payments after 120 days, you should understand that such payments will not increase the Guaranteed Principal Adjustment. However, because purchase payments made after 120 days will increase your Contract Value, such payments may have a significant impact on whether or not a Guaranteed Principal Adjustment is due. Therefore, GMIB Plus II may not be appropriate for you if you intend to make additional purchase payments after the 120-day period and are purchasing the GMIB Plus II for this feature.
The Guaranteed Principal Adjustment will never be less than zero. If the Guaranteed Principal Option is exercised, the GMIB Plus II rider will terminate as of the date the option takes effect and no additional GMIB charges will apply thereafter. The variable annuity Contract, however, will continue, and the GMIB Plus II investment allocation and subsequent purchase payment restrictions, described above, will no longer apply.
The Guaranteed Principal Option is not available in the State of Washington.
Exercising the GMIB Plus II Rider.    If you exercise GMIB Plus II, you must elect to receive annuity payments under one of the following fixed annuity options:
(1) Life annuity with 5 years of annuity payments guaranteed.

(2) Joint and last survivor annuity with 5 years of annuity payments guaranteed. Based on federal tax rules, this option is not available for Qualified Contracts where the difference in ages of the joint Annuitants (who are not spouses) is greater than 10 years. (See “ANNUITY PAYMENTS.”)
Option (2) is available in New York State only if the youngest Annuitant is age 35 or older. These options are described in the Contract and the GMIB Plus II rider. Partial annuitizations are not permitted. We reserve the right to reduce the Income Base for any Premium and Other Taxes that may apply.
The GMIB Annuity Table is specified in the rider. This table is calculated based on the Annuity 2000 Mortality Table with a 10-year age set back with interest of 1.5% per annum for GMIB Plus II. As with other payout types, the amount you receive as an income payment also depends on your age, your sex (where permitted by law), and the annuity option you select. For GMIB Plus II, the annuity rates for attained ages 86 to 90 are the same as those for attained age 85. The annuity rates in the GMIB Annuity Table are conservative and a Withdrawal Charge may be applicable, so the amount of guaranteed minimum lifetime income that the GMIB produces may be less than the amount of annuity income that would be provided by applying your Contract Value on your annuity date to then-current annuity purchase rates.
If you exercise GMIB Plus II, your annuity payments will be the greater of:
•	the annuity payment determined by applying the amount of the Income Base to the GMIB Annuity Table, or
•	the annuity payment determined for the same annuity option in accordance with the base Contract. (See “ANNUITY PAYMENTS.”)
If the amount of the guaranteed minimum lifetime income that the GMIB Plus II produces is less than the amount of annuity income that would be provided by applying Contract Value on the annuity date to the then-current annuity purchase rates, then you would have paid for a benefit that you did not use.
If you take a full withdrawal of your Contract Value, your Contract is terminated by us due to its small Contract Value and inactivity (see “THE CONTRACTS—Inactive Contracts”), or your Contract lapses and there remains any Income Base, we will commence making income payments within 30 days of the date of the full withdrawal, termination or lapse. In such cases, your income payments under this benefit, if any, will be determined using the Income Base and any applicable withdrawal adjustment that was taken on account of the withdrawal, termination or lapse.
The GMIB purchase payout rates are enhanced under the following circumstances (not applicable to Contracts issued in New York State). If:
•	you take no withdrawals prior to age 62;
•	your Contract Value is fully withdrawn or decreases to zero at or after your 62nd birthday and there is an Income Base remaining; and
•	the annuity option you select is the single life annuity with 5 years of annuity payments guaranteed;
then the annual annuity payments under the GMIB Plus II rider will equal or exceed 5.5% of the Income Base (calculated on the date the payments are determined).
Alternatively, if:
•	you take no withdrawals prior to age 60;
•	your Contract Value is fully withdrawn or decreases to zero at or after your 60th birthday and there is an Income Base remaining; and
•	the annuity option you select is the single life annuity with 5 years of annuity payments guaranteed;
then the annual annuity payments under the GMIB Plus II rider will equal or exceed 5% of the Income Base (calculated on the date the payments are determined).
If an Owner dies and the Owner’s spouse (age 89 or younger) is the Beneficiary of the Contract, the spouse may elect to continue the Contract if permitted by federal tax law, and in such case the GMIB Plus II rider also will continue. If the spouse elects to continue the contract and the Owner had begun to take withdrawals prior to his or her death, and the Owner was older than the spouse, the spouse’s eligibility for the enhanced payout rates described above is based on the Owner’s age when the withdrawals began. For example, if an Owner had begun to take withdrawals at age 60 and subsequently died, if that Owner’s spouse continued the Contract and the GMIB Plus II rider, the spouse would be eligible for the 5% enhanced payout rate described above, even if the spouse were younger than age 60 at the time the Contract was continued. If the spouse elects to continue the contract and the Owner has not taken any withdrawals prior to his or her death, the spouse’s eligibility for the enhanced payout rates described above is based on the spouse’s age when the spouse begins to take withdrawals.
If you choose not to receive annuity payments as guaranteed under GMIB Plus II, you may elect any of the annuity options available under the Contract.
Terminating the GMIB Plus II Rider.    Except as otherwise provided in GMIB Plus II rider, the GMIB Plus II will terminate upon the earliest of:
a)  The 30th day following the Contract Anniversary prior to your 91st birthday;
b)  The date you make a complete withdrawal of your Contract Value (if there is an Income Base remaining, you will receive payments based on the remaining Income Base) (a pro rata portion of the rider charge will be assessed);
c)  The date you elect to receive annuity payments under the Contract and you do not elect to receive payments under the GMIB (a pro rata portion of the rider charge will be assessed);
d)   Death of the Owner or Joint Owner (unless the spouse (aged 89 or younger) is the beneficiary and elects to continue the Contract), or death of the Annuitant if a non-natural person owns the Contract;
e)  A change for any reason of the Owner or Joint Owner or the Annuitant, if a non-natural person owns the Contract, subject to our administrative procedures (a pro rata portion of the rider charge will be assessed);
f)  The effective date of the Guaranteed Principal Option; or
g)  The date you assign your Contract (a pro rata portion of the rider charge will be assessed).
If an Owner or Joint Owner dies and:
•	the spouse elects to continue the contract and the GMIB rider under termination provision d) above; and
•	before the 10-year waiting period to exercise the GMIB rider has elapsed, the GMIB rider will terminate under termination provision a) above (because it is the 30th day following the contract anniversary prior to the spouse’s 91st birthday);
we will permit the spouse to exercise the GMIB rider within the 30 days following the Contract Anniversary prior to his or her 91st birthday, even though the 10-year waiting period has not elapsed.
Under our current administrative procedures, we will waive the termination of the GMIB Plus II rider if you assign a portion of the Contract under the following limited circumstances: if the assignment is solely for your benefit on account of your direct transfer of Contract Value under Section 1035 of the Internal Revenue Code to fund premiums for a long term care insurance policy or purchase payments for an annuity contract issued by an insurance company which is not our affiliate and which is licensed to conduct business in any state. All such direct transfers are subject to any applicable withdrawal charges.
When GMIB Plus II rider terminates, the corresponding GMIB Plus II rider charge terminates and the GMIB Plus II subsequent purchase payment and investment allocation restrictions no longer apply. However, if you elected both the GMIB Plus II rider and the Enhanced Death Benefit rider, and only the GMIB Plus II rider has terminated, the investment allocation and subsequent purchase payment restrictions applicable to the Enhanced Death Benefit rider will continue to apply.
(See Appendix E for examples illustrating the operation of GMIB Plus II.)
For Contracts issued in all states except New York from February 24, 2009 through May 1, 2009, the following differences apply:
(1)   The annual increase rate is 6% through the Contract Anniversary immediately prior to your 91st birthday, and 0% per year thereafter.

(2)   If total withdrawals in a Contract Year are 6% or less of the Annual Increase Amount on the issue date or on the prior Contract Anniversary after the first Contract Year, and if these withdrawals are paid to you (or the Annuitant if the Contract is owned by a non-natural person) or to another payee we agree to, the total withdrawal adjustments for that Contract Year will be set equal to the dollar amount of total withdrawals (including any applicable withdrawal charge) in that Contract Year.
(3)   Different investment allocation restrictions apply. (See “THE CONTRACTS—Allocation of Purchase Payments—Investment Allocation Restrictions for Certain Riders.”)
(4)   The fixed annuity options are the single life annuity with 10 years of annuity payments guaranteed (if you choose to start the Annuity Option after age 79, the year of the Guarantee Period component of the Annuity Option is reduced to: 9 years at age 80, 8 years at age 81, 7 years at age 82, 6 years at age 83, or 5 years at ages 84 through 90) or the joint and last survivor annuity with 10 years of annuity payments guaranteed (not available for Qualified Contracts where the difference in ages of the Joint Annuitants is greater than 10 years; this limitation only applies to Joint Annuitants who are not spouses).
(5)   The GMIB Annuity Table is calculated based on the Annuity 2000 Mortality Table with a 7-year age setback with interest of 1.5% per annum.
(6)   The GMIB payout rates are enhanced to be at least (a) 6% of the Income Base (calculated on the date the payments are determined) in the event: (i) you take no withdrawals prior to age 62; (ii) your Contract Value is fully withdrawn or decreases to zero on or after your 62nd birthday and there is an Income Base remaining; and (iii) the annuity option you select is the single life annuity with 10 years of annuity payments guaranteed, or (b) 5% of the Income Base (calculated on the date the payments are determined) if: (i) you take no withdrawals prior to age 60; (ii) your Contract Value is fully withdrawn or decreases to zero on or after your 60th birthday and there is an Income Base remaining; and (iii) the annuity option you select is the single life annuity with 10 years of annuity payments guaranteed.
(7)  If your Income Base is increased due to an Optional Step-Up on a Contract Anniversary occurring on July 1, 2012 or later, we currently will increase the rider charge to 1.20% of the Income Base.
For Contracts issued in all states except New York before February 24, 2009, differences (1) through (4) as well as (7) above apply, and the following replaces differences (5) and (6):
(5)   The GMIB Annuity Table is calculated based on the Annuity 2000 Mortality Table with a 7-year age setback with interest of 2.5% per annum. (6) The GMIB payout rates are enhanced to be at least 6% of the Income Base (calculated on the date the payments are determined) in the event: (i) you take no withdrawals prior to age 60; (ii) your Contract Value is fully withdrawn or decreases to zero on or after your 60th birthday and there is an Income Base remaining; and (iii) the annuity option you select is the single life annuity with 10 years of annuity payments guaranteed.
For Contracts issued in New York State on or prior to May 1, 2009, differences (1), (2) and (3) apply, the following replaces differences (4), (5) and (6), and there is an additional difference (7) and (8):
(4)  The GMIB annuity rates for ages 85-90 are the same as those for age 84;
(5)   The GMIB Annuity Table is calculated based on the Annuity 2000 Mortality Table with a 7-year age setback with interest of 1.5% per annum.
(6)  The joint and last survivor annuity option is only available if the oldest annuitant’s attained age is 55 or older.
(7)   The Annual Increase Amount shall not exceed 190% of total purchase payments or, if greater, 190% of the Annual Increase Amount as of the most recent Optional Step-Up;
(8)  If your Income Base is increased due to an Optional Step-Up on a contract anniversary occurring on July 1, 2012 or later, we currently will increase the rider charge to 1.15% of the Income Base.

Description of GMIB Plus I (formerly, the Predictor Plus)
In states where GMIB Plus I has been approved and GMIB Plus II has not been approved, GMIB Plus I is available only for Owners up through age 75, and you can only elect GMIB Plus I at the time you purchase the Contract. We may refer to GMIB Plus I as the Predictor Plus in marketing material or other communications. GMIB Plus I may be exercised after a 10-year waiting period and then only within 30 days following a Contract Anniversary, provided that the exercise must occur no later than the 30-day period following the Contract Anniversary on or following the Owner’s 85th birthday.
GMIB Plus I is otherwise identical to GMIB Plus II, with the following exceptions:
(1)   The GMIB Plus I Income Base is calculated as described above, except that the annual increase rate is 6% per year through the Contract Anniversary on or following the Owner’s 85th birthday and 0% thereafter.
(2)   An “Optional Step-Up” under GMIB Plus II rider is referred to as an “Optional Reset” under the GMIB Plus I rider. An Optional Reset is permitted only if: (a) the Contract Value exceeds the Annual Increase Amount immediately before the reset; and (b) the Owner (or oldest Joint Owner or Annuitant if the Contract is owned by a non-natural person) is not older than age 75 on the date of the Optional Reset.
(3)   If your Income Base is increased due to an Optional Reset under the GMIB Plus I rider, we may increase the rider charge to the charge applicable to Contract purchases of the same rider at the time of the increase, but to no more than a maximum of 1.50%.
(4)   The Guaranteed Principal Option may be exercised on each Contract Anniversary starting with the tenth Contract Anniversary and through the contract anniversary prior to the Owner’s 86th birthday.
(5)   We reserve the right to prohibit an Optional Reset if we no longer offer this benefit for a Class of the Contract. We are waiving this right with respect to purchasers of the Contract offered by this prospectus who elect or have elected the GMIB Plus I rider and will allow Optional Resets by those purchasers even if this benefit is no longer offered for a Class of Contract.
(6)   The fixed annuity options are the single life annuity with 10 years of annuity payments guaranteed (if you choose to start the Annuity Option after age 79, the year of the Guarantee Period component of the Annuity Option is reduced to: 9 years at age 80, 8 years at age 81, 7 years at age 82, 6 years at age 83, or 5 years at ages 84 and 85) or the joint and last survivor annuity with 10 years of annuity payments guaranteed (not available for Qualified Contracts where the difference in ages of the Joint Annuitants is greater than 10 years; this limitation only applies to Joint Annuitants who are not spouses).
(7)  Termination provision g) above does not apply, and
(8)  The following replaces termination provision a), above:
The 30th day following the Contract Anniversary on or following your 85th birthday.
(9)  The following replaces termination provision d), above:
Death of the Owner or Joint Owner (unless the spouse (age 84 or younger) is the beneficiary and elects to continue the Contract), or death of the Annuitant if a non-natural person owns the Contract.
(10)  If an Owner or Joint Owner dies and:
•	the spouse elects to continue the contract and the GMIB rider under termination provision d) above;
and
•	before the 10-year waiting period to exercise the GMIB rider has elapsed, the GMIB rider will terminate under termination provision a) above (because it is the 30th day following the contract anniversary on or following the spouse’s 85th birthday);
we will permit the spouse to exercise the GMIB rider within the 30 days following the contract anniversary on or following his or her 85th birthday, even though the 10-year waiting period has not elapsed.

(11)   The GMIB Annuity Table is calculated based on the Annuity 2000 Mortality Table with a 7-year age setback with interest of 2.5% per annum.
(12)   If approved in your state, the GMIB payout rates are enhanced to be at least 6% of the Income Base (calculated on the date the payments are determined) in the event: (i) you take no withdrawals prior to age 60; (ii) your Contract Value is fully withdrawn or decreases to zero on or after your 60th birthday and there is an Income Base remaining; and (iii) the annuity option you select is the single life annuity with 10 years of annuity payments guaranteed.
(13)   If you elect GMIB Plus I, you are limited to allocating your purchase payments and Contract Value as described in “THE CONTRACTS—Investment Allocation Restrictions for Certain Riders.”
You may elect to participate in the EDCA program, provided that your destination subaccounts are one or more of the above-listed subaccounts.
For Contracts issued before July 16, 2007, the enhanced GMIB purchase payout rates described in item (12) above will not be applied.
For Contracts issued before February 26, 2007, we offered a version of GMIB Plus I that is no longer available. Under this prior version, when we calculate the Annual Increase Amount: (1) the annual increase rate is 5% per year through the Contract Anniversary on or following the Owner’s 85th birthday; and (2) the amount of total withdrawal adjustments for a Contract Year will be set equal to the dollar amount of total withdrawals in such Contract Year provided that such total withdrawals do not exceed 5% of the Annual Increase Amount on the issue date or on the prior Contract Anniversary after the first Contract Year. The rider charge for this prior version of GMIB Plus I is 0.75% of the Income Base (with a maximum charge of up to 1.50% upon the exercise of the Optional Reset feature). If the Income Base is increased due to an Optional Reset on a Contract Anniversary occurring on July 1, 2012 or later, we currently will increase the rider charge to 1.00% of the Income Base. (See Appendix E for examples of the GMIB.)
For Contracts issued before February 27, 2006, you may elect an Optional Reset under GMIB Plus I as described above, except that: 1) you may elect an Optional Reset on any Contract Anniversary only on or after the third Contract Anniversary, and you may then elect an Optional Reset at any subsequent Contract Anniversary only if it has been at least three years since the last Optional Reset; and 2) you are required to affirmatively elect an Optional Reset in accordance with the procedures described above; the Automatic Annual Step-Up feature is not available. Subject to state approval, we will enhance your Contract to change the frequency of the Optional Resets from every third Contract Anniversary to every Contract Anniversary. You will also be able to elect Automatic Annual Step-Ups, as described above. The rider charge for this prior version of GMIB Plus I is 0.75% of the Income Base. If the Income Base is increased due to an Optional Reset on a Contract Anniversary occurring on July 1, 2012 or later, we currently will increase the rider charge to 1.00% of the Income Base.
Description of GMIB II (formerly, the Predictor)
In states where approved, GMIB II was available only for Owners up through age 75, and you can only elect GMIB II at the time you purchase the Contract. GMIB II may be exercised after a 10-year waiting period and then only within 30 days following a Contract Anniversary, provided that the exercise must occur no later than the 30-day period following the Contract Anniversary on or following the Owner’s 85th birthday. We may refer to GMIB II as the Predictor in marketing materials or other communications.
GMIB II is otherwise identical to GMIB Plus II, with the following exceptions:
(1)   The additional charge for GMIB II is lower (see “ASSET BASED INSURANCE CHARGE, WITHDRAWAL CHARGE AND OTHER DEDUCTIONS—Guaranteed Minimum Income Benefit Rider”).
(2)   The GMIB II Income Base is calculated as described above, except that, for purposes of calculating the Annual Increase Amount:
a.  the annual increase rate is 5% per year through the Contract Anniversary on or following the Owner’s 85th birthday and 0% thereafter, and

b.   the amount of total withdrawal adjustments for a Contract Year as calculated in paragraph (b)(ii)(2) of the “Income Base” section of “Description of GMIB Plus II” above will be set equal to the dollar amount of total withdrawals (including any applicable Withdrawal Charge) in such Contract Year provided that such total withdrawals do not exceed 5% of the Annual Increase Amount on the issue date or on the prior Contract Anniversary after the first Contract Year.
(3)  There is no Guaranteed Principal Option.
(4)  There is no Optional Reset feature.
(5)   The fixed annuity options are the single life annuity with 10 years of annuity payments guaranteed (if you choose to start the Annuity Option after age 79, the year of the Guarantee Period component of the Annuity Option is reduced to: 9 years at age 80, 8 years at age 81, 7 years at age 82, 6 years at age 83, or 5 years at ages 84 and 85) or the joint and last survivor annuity with 10 years of annuity payments guaranteed (not available for Qualified Contracts where the difference in ages of the Joint Annuitants is greater than 10 years; this limitation only applies to Joint Annuitants who are not spouses).
(6)   The GMIB Annuity Table is the Annuity 2000 Mortality Table with a 7-year age set-back with interest of 2.5% per annum and GMIB payout rates are not enhanced.
(7)  The following replaces termination provision a), above:
The 30th day following the Contract Anniversary on or following your 85th birthday.
(8)  The following replaces termination provision d), above:
Death of the owner or joint owner (unless the spouse (age 84 or younger) is the beneficiary and elects to continue the contract), or death of the annuitant if a non-natural person owns the contract.
If an Owner or Joint Owner dies and:
•	the spouse elects to continue the contract and the GMIB rider under termination provision d) above;
and
•	before the 10-year waiting period to exercise the GMIB rider has elapsed, the GMIB rider will terminate under termination provision a) above (because it is the 30th day following the contract anniversary on or following the spouse’s 85th birthday);
we will permit the spouse to exercise the GMIB rider within the 30 days following the contract anniversary on or following his or her 85th birthday, even though the 10-year waiting period has not elapsed
(9)  The following replaces termination provision e), above:
A change for any reason of the Owner or Joint Owner or the Annuitant if a non-natural person owns the Contract. Currently we follow our administrative procedures regarding termination for a change of Owner or Joint Owner or Annuitant.
(10)  Termination provisions f) and g), above, do not apply.
(11)   There are no limitations to how you may allocate your purchase payments and Contract Value among the subaccounts, and you may participate in the Dollar Cost Averaging (DCA) program.
(12)  Subsequent purchase payments are not currently restricted under the GMIB II.
(See Appendix E for examples illustrating the operation of GMIB II.)
Description of GMIB I
The GMIB I Rider is not available for sale.

In states where approved, you could only elect GMIB I at the time you purchased the Contract and if you were age 75 or less. Once elected, the rider cannot be terminated except as described below. GMIB I may be exercised after a 10-year waiting period, up through age 85, within 30 days following a Contract Anniversary.
GMIB I is identical to GMIB II, with the following exceptions:
(1)   The GMIB I Income Base is calculated as described above in “Description of GMIB Plus II—Income Base”, except that:
a)  Withdrawals may be payable as you direct without affecting the withdrawal adjustments;
b)  The annual increase rate is 6% per year through the Contract Anniversary immediately prior to the Owner’s 81st birthday and 0% thereafter; and
c)   If total withdrawals in a Contract Year are 6% or less of the Annual Increase Amount on the issue date or previous Contract Anniversary, if later, the total withdrawal adjustments for that Contract Year will be set equal to the dollar amount of total withdrawals in that Contract Year.
(2)  The following replaces termination provision d), above:
Death of the Owner or death of the Annuitant if a non-natural person owns the Contract.
(3)   If you take a full withdrawal of your Contract Value, your Contract is terminated by us due to its small Contract Value and inactivity or your Contract lapses, the GMIB I rider terminates (even if there remains any Income Base) and no payments will be made under the rider. For more information on when we may or may not terminate your Contract, see “THE CONTRACTS—Inactive Contracts”.
(4)   Subsequent purchase payments are restricted as described in “THE CONTRACTS—Restrictions on Subsequent Purchase Payments.”
We currently waive the contractual requirement that terminates the GMIB I rider in the event of the death of the Owner in circumstances where the spouse of the Owner elects to continue the Contract. (See “THE CONTRACTS—Options for Death Proceeds.”) In such event, the GMIB I rider will automatically continue unless the spouse elects to terminate the rider. We are permanently waiving this requirement with respect to purchasers of the Contract offered by this prospectus who have elected GMIB I.
Guaranteed Withdrawal Benefits
We offer optional guaranteed withdrawal benefit riders for an additional charge. There are four different versions of the GWB under this Contract:
•	Lifetime Withdrawal Guarantee II (“LWG II”)
•	Lifetime Withdrawal Guarantee I (“LWG I”)
•	Enhanced Guaranteed Withdrawal Benefit (“Enhanced GWB”)
•	Guaranteed Withdrawal Benefit I (“GWB I”)
The guaranteed withdrawal benefit riders are no longer available for sale. There may be versions of each rider that vary by issue date and state availability. Please check with your financial representative regarding which version(s) are available in your state. If you have already been issued a Contract, please check your Contract and riders for the specific provisions applicable to you.
Each of the guaranteed withdrawal benefit riders guarantees that the entire amount of purchase payments you make will be returned to you through a series of withdrawals that you may begin taking immediately or at a later time, provided withdrawals in any Contract Year do not exceed the maximum amount allowed. This means that, regardless of negative investment performance, you can take specified annual withdrawals until the entire amount of the purchase payments you made during the time period specified in your rider has been returned to you. Moreover, if you make your first withdrawal on or after the date you reach age 59 1⁄2, the Lifetime Withdrawal Guarantee riders guarantee income, for your life (and, except for Contracts issued in New York, the life of your spouse, if the Joint Life version of the rider was elected, and your spouse elects to continue the Contract and is at least age 59 1⁄2 at continuation), even after the entire amount of purchase payments has been returned. (See “Description of the Lifetime Withdrawal Guarantee II” below.)
If you purchase a guaranteed withdrawal benefit rider, you must elect one version at the time you purchase the Contract, prior to age 86. Contracts issued in New York State are subject to the following issue age requirements for the Lifetime Withdrawal Guarantee I: (1) the owner or oldest joint owner (or annuitant if the owner is a non-natural person) is at least 60 years old for the Single Life Version and (2) the Joint Life Version must be owned by joint owners who are spouses, each of whom is at least 63 years old (because of the requirement that the Contract be owned by joint owners, in New York the Joint Life Version is only available for Non-Qualified Contracts). You may not have this benefit and another living benefit (GMIB or GMAB) or the Enhanced Death Benefit rider in effect at the same time. Once elected, these riders may not be terminated except as stated below.
Facts About Guaranteed Withdrawal Benefit Riders
Managing Withdrawals.    The GWB guarantee may be reduced if your annual withdrawals are greater than the maximum amount allowed, called the Annual Benefit Payment, which is described in more detail below. The GWB does not establish or guarantee a Contract Value or minimum return for any subaccount. The Benefit Base (as described below) under the GWB I and Enhanced GWB riders, and the Remaining Guaranteed Withdrawal Amount (as described below) under the Lifetime Withdrawal Guarantee rider, cannot be taken as a lump sum. (However, if you cancel the Lifetime Withdrawal Guarantee riders after a waiting period of at least fifteen years, the Guaranteed Principal Adjustment will increase your Contract Value to the purchase payments credited within the first 120 days of the date that we issue the Contract, reduced proportionately for any withdrawals. See “Description of the Lifetime Withdrawal Guarantee II—Cancellation and Guaranteed Principal Adjustment” below.) Income taxes and penalties may apply to your withdrawals, and Withdrawal Charges may apply to withdrawals during the first Contract Year unless you take the necessary steps to elect to take such withdrawals under a Systematic Withdrawal Program. Withdrawal charges will also apply to withdrawals of purchase payments that exceed the free withdrawal amount. (See “ASSET BASED INSURANCE CHARGE, WITHDRAWAL CHARGE AND OTHER DEDUCTIONS—Withdrawal Charge.”)
If in any Contract Year you take cumulative withdrawals that exceed the Annual Benefit Payment, the total payments that the GWB guarantees that you or your beneficiary will receive from the Contract over time may be less than the initial Guaranteed Withdrawal Amount (Total Guaranteed Withdrawal Amount for the Lifetime Withdrawal Guarantee riders). This reduction may be significant and means that return of your purchase payments may be lost. The GWB rider charge will continue to be deducted and calculated based on the Guaranteed Withdrawal Amount (Total Guaranteed Withdrawal Amount for the Lifetime Withdrawal Guarantee riders) until termination of the rider.
GWB and LWG Rider Charges.    If you elect one of the Lifetime Withdrawal Guarantee riders or one of the Guaranteed Withdrawal Benefit riders, a charge is deducted from your Contract Value during the accumulation phase on each Contract Anniversary. The rider charge is deducted from your Contract Value pro rata from each Subaccount, the Fixed Account and the EDCA Guaranteed Account. The Fixed Account is not available for Contracts purchased in the state of New York if you have selected a guaranteed withdrawal benefit.
The charge for the Lifetime Withdrawal Guarantee II rider is equal to 1.25% (Single Life version) or 1.50% (Joint Life version) of the Total Guaranteed Withdrawal Amount (see “Description of the Lifetime Withdrawal Guarantee II—Total Guaranteed Withdrawal Amount”) on the applicable Contract Anniversary. For Contracts issued prior to February 24, 2009, the charge for the Lifetime Withdrawal Guarantee II rider is equal to 0.65% (Single Life version) or 0.85% (Joint Life version) of the Total Guaranteed Withdrawal Amount on the applicable Contract Anniversary. The charge for the Lifetime Withdrawal Guarantee I rider is equal to 0.50% (Single Life version) or 0.70% (Joint Life version) of the Total Guaranteed Withdrawal Amount on the applicable Contract Anniversary. The charge for the Enhanced GWB rider is equal to 0.55% of the Guaranteed Withdrawal Amount (see “Description of the Enhanced Guaranteed Withdrawal Benefit—Guaranteed Withdrawal Amount”) on the applicable Contract Anniversary. (For Contracts issued prior to July 16, 2007, the charge for the Enhanced GWB rider is equal to 0.50% of the Guaranteed Withdrawal Amount on the applicable Contract Anniversary. The charge for the GWB I rider is equal to 0.50% of the Guaranteed Withdrawal Amount on the applicable Contract Anniversary. (For contracts issued prior to July 16, 2007, the maximum charge for the Enhanced GWB rider upon an Optional Reset is equal to 0.95% of the Guaranteed Withdrawal Amount.)

For Contracts with Compounding Income Amounts, the charge is calculated after applying the Compounding Income Amount. If you: make a full withdrawal (surrender) of your Contract Value; you apply all of your Contract Value to an Annuity Option: there is a change in Owners, Joint Owners or Annuitants (if the Owner is a non-natural person): the Contract terminates (except for a termination due to death); or (under the Lifetime Withdrawal Guarantee II rider) you assign your contract, and the effective date of a change of the primary Beneficiary (only for Contracts issued in New York with the Joint Life version of the Lifetime Withdrawal Guarantee II rider), a pro rata portion of the rider charge will be assessed based on the number of full months from the last Contract Anniversary to the date of the change.
We reserve the right to increase the Lifetime Withdrawal Guarantee or Guaranteed Withdrawal Benefit rider charge upon an Automatic Annual Step-Up or Optional Reset. The increased rider charge will apply after the Contract Anniversary on which the Automatic Annual Step-Up or Optional Reset occurs.
If an Automatic Annual Step-Up occurs under the Lifetime Withdrawal Guarantee II rider, we may reset the rider charge applicable beginning after the Contract Anniversary on which the Automatic Annual Step-Up occurs to a rate that does not exceed the lower of: (a) the Maximum Automatic Annual Step-Up Charge or (b) the current rate that we would charge for the same rider available for new contract purchases at the time of the Automatic Annual Step-Up. For contracts issued with the Lifetime Withdrawal Guarantee II rider on or after February 24, 2009, the Maximum Optional Step-Up Charge is 1.60% for the Single Life version and 1.80% for the Joint Life version. For contracts issued with the Lifetime Withdrawal Guarantee II rider prior to February 24, 2009, the Maximum Optional Step-Up Charge is 1.25% for the Single Life version and 1.50% for the Joint Life version. If an Automatic Annual Step-Up occurs under the Lifetime Withdrawal Guarantee I rider, we may reset the rider charge applicable beginning after the contract anniversary on which the Automatic Annual Step-Up occurs to the rate that would be applicable to current contract purchases of the same rider at the time of the step-up, but to no more than a maximum of 0.95% (Single Life version) or 1.40% (Joint Life version) of the Total Guaranteed Withdrawal Amount. The versions of the Lifetime Withdrawal Guarantee for which we are currently increasing the rider charge upon an Automatic Annual Step-Up are listed below.
For contracts issued with the Lifetime Withdrawal Guarantee II prior to February 24, 2009, if your Total Guaranteed Withdrawal Amount is increased due to an Automatic Annual Step-Up on a Contract Anniversary occurring on July 1, 2012 or later, we currently will increase the rider charge for the Single Life version to 0.95% of the of the Total Guaranteed Withdrawal Amount, and we will increase the rider charge for the Joint Life version to 1.20% of the of the Total Guaranteed Withdrawal Amount.
For contracts issued with the Lifetime Withdrawal Guarantee I, if your Total Guaranteed Withdrawal Amount is increased due to an Automatic Annual Step-Up on a Contract Anniversary occurring on July 1, 2012 or later, we currently will increase the rider charge for the Single Life version to 0.80% of the Total Guaranteed Withdrawal Amount, and we will increase the rider charge for the Joint Life version to 1.05% of the of the Total Guaranteed Withdrawal Amount.
If an Optional Reset occurs under a contract issued with the Enhanced GWB rider on or after July 16, 2007, we may reset the rider charge applicable beginning after the contract anniversary on which the Optional Reset occurs to the rate that would be applicable to current contract purchases of the same rider at the time of the Optional Reset, but to no more than a maximum of 1.00% of the Guaranteed Withdrawal Amount.
If an Optional Reset occurs under a contract issued with the Enhanced GWB rider prior to July 16, 2007, we may reset the rider charge applicable beginning after the contract anniversary on which the Optional Reset occurs to the rate that would be applicable to current contract purchases of the same rider at the time of the Optional Reset, but to no more than a maximum of 0.95% of the Guaranteed Withdrawal Amount.
If an Optional Reset occurs under a contract with the GWB I rider, we may reset the rider charge applicable beginning after the contract anniversary on which the Optional Reset occurs to the rate that would be applicable to current contract purchases of the same rider at the time of the reset, but to no more than a maximum of 0.95% of the Guaranteed Withdrawal Amount.
If one of the Lifetime Withdrawal Guarantee riders is in effect, the rider charge will continue if your Remaining Guaranteed Withdrawal Amount (see “Description of the Lifetime Withdrawal Guarantee II—Remaining Guaranteed Withdrawal Amount”) equals zero. If the Enhanced GWB or GWB I rider is in effect, the rider charge will not continue if your Benefit Base (see “Description of the Enhanced Guaranteed Withdrawal Benefit—Benefit Base”) equals zero.

Withdrawal Charge.    We will apply a Withdrawal Charge to withdrawals from purchase payments of up to 9% of purchase payments taken in the first nine years following receipt of the applicable purchase payment. (See “ASSET BASED INSURANCE CHARGE, WITHDRAWAL CHARGE AND OTHER DEDUCTIONS—Withdrawal Charge” and “THE CONTRACTS—Systematic Withdrawals.”)
Taxes.    Withdrawals of taxable amounts will be subject to ordinary income tax and, if made prior to age 59 1/2, a 10% federal tax penalty may apply.
Tax Treatment.    The tax treatment of withdrawals under the GWB and LWG riders is uncertain. It is conceivable that the amount of potential gain could be determined based on the Benefit Base (Remaining Guaranteed Withdrawal Amount under the Lifetime Withdrawal Guarantee riders) at the time of the withdrawal, if the Benefit Base (or Remaining Guaranteed Withdrawal Amount) is greater than the Contract Value (prior to Withdrawal Charges, if applicable). This could result in a greater amount of taxable income reported under a withdrawal and conceivably a limited ability to recover any remaining basis if there is a loss on surrender of the Contract. Consult your tax advisor prior to purchase.
Current Restrictions on Subsequent Purchase Payments.    Subsequent purchase payments under the following Guaranteed Withdrawal Benefits are restricted (as described in “THE CONTRACTS—Purchase Payments—Restrictions on Subsequent Purchase Payments): GWBI, Enhanced GWB, LWG I, and LWG II.
GWB, Lifetime Withdrawal Guarantee and Decedent Contracts.    The Lifetime Withdrawal Guarantee is not available for purchase by a beneficiary under a decedent’s Non-Qualified Contract (see “FEDERAL INCOME TAX CONSIDERATIONS—Taxation of Non-Qualified Contracts”) or IRA (or where otherwise offered, under any other contract which is being “stretched” by a beneficiary after the death of the owner or after the death of the annuitant in certain cases). Under the tax rules, such contracts generally require distributions to commence in accordance with tax regulations by the end of the calendar year following the year of the owner’s death. However, these required distributions can in certain circumstances exceed the Annual Benefit Payment, and any such excess will have the effect of reducing the lifetime payments under the Lifetime Withdrawal Guarantee.
Note that the Enhanced GWB and GWB I riders are not available for purchase by a beneficiary under a decedent’s Non-Qualified Contract.
(See Appendix F for examples of the GWB riders.)
Description of the Lifetime Withdrawal Guarantee II
Total Guaranteed Withdrawal Amount.    While the Lifetime Withdrawal Guarantee II rider is in effect, we guarantee that you will receive a minimum amount over time. We refer to this minimum amount as the Total Guaranteed Withdrawal Amount. The initial Total Guaranteed Withdrawal Amount is equal to your initial purchase payment. We increase the Total Guaranteed Withdrawal Amount (up to a maximum of $10,000,000) by each additional purchase payment. For purposes of calculating the Total Guaranteed Withdrawal Amount, the B Plus Class bonus credits are not included. If you take a withdrawal that does not exceed the Annual Benefit Payment (see “Annual Benefit Payment” below), then we will not reduce the Total Guaranteed Withdrawal Amount. We refer to this type of withdrawal as a Non-Excess Withdrawal. If, however, you take a withdrawal that results in cumulative withdrawals for the current Contract Year that exceeds the Annual Benefit Payment, then we will reduce the Total Guaranteed Withdrawal Amount in the same proportion that the entire withdrawal (including any Withdrawal Charge) reduces the Contract Value. We refer to this type of withdrawal as an Excess Withdrawal. This reduction may be significant, particularly when the Contract Value is lower than the Total Guaranteed Withdrawal Amount (see “Managing Your Withdrawals” below). Limiting your cumulative withdrawals during a Contract Year to not more than the Annual Benefit Payment will result in dollar-for-dollar treatment of the withdrawals.
Remaining Guaranteed Withdrawal Amount.    The Remaining Guaranteed Withdrawal Amount is the remaining amount you are guaranteed to receive over time. The initial Remaining Guaranteed Withdrawal Amount is equal to the initial Total Guaranteed Withdrawal Amount. We increase the Remaining Guaranteed Withdrawal Amount (up to a maximum of $10,000,000) by additional purchase payments and we decrease the Remaining Guaranteed Withdrawal Amount by withdrawals. If you take a Non-Excess Withdrawal, we will decrease the Remaining Guaranteed Withdrawal Amount dollar-for-dollar by the amount of the Non-Excess Withdrawal (including any applicable Withdrawal Charges). If, however, you take an Excess Withdrawal, then we will reduce the Remaining Guaranteed Withdrawal Amount in the same proportion that the withdrawal (including any applicable Withdrawal Charges) reduces the Contract Value. This reduction may be significant, particularly when the Contract Value is lower than the Remaining Guaranteed Withdrawal Amount (see “Managing Your Withdrawals” below). Limiting your cumulative withdrawals during a Contract Year to not more than the Annual Benefit Payment will result in dollar-for-dollar treatment of the withdrawals. As described below under “Annual Benefit Payment,” the Remaining Guaranteed Withdrawal Amount is the total amount you are guaranteed to receive over time if you take your first withdrawal before the Owner or oldest Joint Owner (or the Annuitant if the Owner is a non-natural person) is age 59 1⁄2. The Remaining Guaranteed Withdrawal Amount is also used to calculate an alternate death benefit available under the Lifetime Withdrawal Guarantee (see “Additional Information” below).
7.25% Compounding Income Amount.    For Contracts issued in all states except New York, on each Contract Anniversary until the earlier of: (a) the date of the second withdrawal from the Contract or (b) the tenth Contract Anniversary, we increase the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount by an amount equal to 7.25% multiplied by the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount before such increase (up to a maximum of $10,000,000). We take the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount as of the last day of the Contract Year to determine the amount subject to the increase. We may also increase the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount by the Automatic Annual Step-Up (discussed below), if that would result in a higher Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount.
6% Compounding Income Amount (New York State only).    For Contracts issued in New York State, if you elect the Single Life Version of LWG II, on each Contract Anniversary beginning with the Contract Anniversary following the date you reach age 63, until the earlier of: (a) five years or (b) the date of the first withdrawal from the Contract, we increase the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount by an amount equal to 6% multiplied by the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount before such increase (up to a maximum of $10,000,000). We take the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount as of the last day of the Contract Year to determine the amount subject to the increase. If the first withdrawal is taken before the Contract Anniversary following the date you reach age 63, the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount will never be increased by the 6% Compounding Income Amount.
If you elect the Joint Life Version of LWG II, on each Contract Anniversary beginning with the Contract Anniversary following the date the younger spouse reaches age 66, until the earlier of: (a) five years or (b) the date of the first withdrawal from the Contract, we increase the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount by an amount equal to 6% multiplied by the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount before such increase (up to a maximum of $10,000,000). We may increase the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount by the Automatic Annual Step-up (discussed below), if that would result in a higher Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount. If the first withdrawal is taken before the Contract Anniversary following the date the youngest spouse reaches age 66 , the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount will never be increased by the 6% Compounding Income Amount.
Automatic Annual Step-Up.    On each Contract Anniversary prior to the Owner’s 91st birthday (or, for Contracts issued in New York State with the Joint Life version, the younger spouse’s 91st birthday), an Automatic Annual Step-Up will occur, provided that the Contract Value exceeds the Total Guaranteed Withdrawal Amount (after compounding) immediately before the Step-Up (and provided that you have not chosen to decline the Step-Up as described below).
The Automatic Annual Step-Up:
•	resets the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount to the Contract Value on the date of the Step-Up, up to a maximum of $10,000,000, regardless of whether or not you have taken any withdrawals;
•	resets the Annual Benefit Payment equal to 5% of the Total Guaranteed Withdrawal Amount after the Step-Up (or 6% if you make your first withdrawal during a Contract Year in which the Owner (or oldest joint Owner, or Annuitant if the

Owner is a nonnatural person) attains or will attain age 76 or older) or, for Contracts issued in New York State, if the Joint Life version was elected, reset the Annual Benefit Payment equal to 4.5% of the Total Guaranteed Withdrawal Amount after the step-up (or 5% if you make your first withdrawal on or after the Contract Anniversary following the date the younger spouse is at least age 63); and
•	may reset the LWG II rider charge to a rate that does not exceed the lower of: (a) the Maximum Automatic Annual Step-Up Charge (1.60% for the Single Life version or 1.80% for the Joint Life version) or (b) the current rate that we would charge for the same rider available for new Contract purchases at the time of the Automatic Annual Step-Up.
For contracts issued before February 24, 2009, the maximum charge upon an Automatic Annual Step-Up is 1.25% (Single Life version) or 1.50% (Joint Life version).
In the event that the charge applicable to Contract purchases at the time of the Step-Up is higher than your current LWG II rider charge, we will notify you in writing a minimum of 30 days in advance of the applicable Contract Anniversary and inform you that you may choose to decline the Automatic Annual Step-Up. If you choose to decline the Automatic Annual Step-Up, you must notify us in accordance with our Administrative Procedures (currently we require you to submit your request in writing at our Annuity Administrative office no less than seven calendar days prior to the applicable Contract Anniversary). Once you notify us of your decision to decline the Automatic Annual Step-Up, you will no longer be eligible for future Automatic Annual Step-Ups until you notify us in writing at our Annuity Administrative office that you wish to reinstate the Step-Ups. This reinstatement will take effect at the next Contract Anniversary after we receive your request for reinstatement. Please note that the Automatic Annual Step-Up may be of limited benefit if you intend to make purchase payments that would cause your Contract Value to approach $10,000,000, because the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount cannot exceed $10,000,000.
For contracts issued before February 24, 2009. If your Total Guaranteed Withdrawal Amount is increased due to an Automatic Annual Step-Up on a Contract Anniversary occurring on July 1, 2012 or later, we currently will increase the rider charge for the Single Life version to 0.95% of the of the Total Guaranteed Withdrawal Amount, and we will increase the rider charge for the Joint Life version to 1.20% of the Total Guaranteed Withdrawal Amount.
Annual Benefit Payment.    For Contracts issued in all states except New York, the initial Annual Benefit Payment is equal to the initial Total Guaranteed Withdrawal Amount multiplied by the 5% Withdrawal Rate (6% Withdrawal Rate if you make your first withdrawal during a Contract Year in which the Owner (or oldest joint Owner, or Annuitant if the Owner is a nonnatural person) attains or will attain age 76 or older). If the Total Guaranteed Withdrawal Amount is later recalculated (for example, because of additional purchase payments, the 7.25% Compounding Income Amount, the Automatic Annual Step-Up, or Excess Withdrawals), the Annual Benefit Payment is reset equal to the new Total Guaranteed Withdrawal Amount multiplied by the 5% Withdrawal Rate (6% Withdrawal Rate if you make your first withdrawal during a Contract Year in which the Owner (or oldest joint Owner, or Annuitant if the Owner is a nonnatural person) attains or will attain age 76 or older).
Annual Benefit Payment (New York State only).    For Contracts issued in New York State, if you elect the Single Life Version of LWG II, the Annual Benefit Payment is equal to the initial Total Guaranteed Withdrawal Amount multiplied by the 5% withdrawal rate (6% if you make the first withdrawal on or after the Contract Anniversary following the date you reach age 76). If you elect the Joint Life Version of LWG II, the initial Annual Benefit Payment is equal to the Total Guaranteed Withdrawal Amount multiplied by the 4.5% withdrawal rate (5% withdrawal rate if you make the first withdrawal on or after the Contract Anniversary following the date you and your spouse are at least age 63). If the Total Guaranteed Withdrawal Amount is later recalculated (for example, because of additional purchase payments, the 6% Compounding Income Amount, the Automatic Step-Up, or Excess Withdrawals), the Annual Benefit Payment is reset to equal the new Total Guaranteed Withdrawal Amount multiplied by the 4.5% withdrawal rate (5% withdrawal rate if you make your first withdrawal on or after the Contract Anniversary following the date the younger spouse reaches age 63).
It is important to note:
•	If you take your first withdrawal before the date you reach age 59 1⁄2 (or, for Contracts issued in New York State with the Joint Life version, if you take your first withdrawal before the date when you and your spouse are at least age 59 1⁄2), we will continue to pay the Annual Benefit Payment each year until the Remaining Guaranteed Withdrawal Amount is depleted, even if your Contract Value declines to zero. This means if your Contract Value is depleted due to a Non-Excess Withdrawal or the deduction of the rider charge, and your Remaining Guaranteed Withdrawal Amount is greater than zero, we will pay you the remaining Annual Benefit Payment, if any, not yet withdrawn during the Contract Year that the Contract Value was depleted, and beginning in the following Contract Year, we will continue paying the Annual Benefit Payment to you each year until your Remaining Guaranteed Withdrawal Amount is depleted. This guarantees that you will receive your purchase payments even if your Contract Value declines to zero due to market performance so long as you do not take Excess Withdrawals; however, you will not be guaranteed income for the rest of your life.
•	If you take your first withdrawal on or after the date you reach age 59 1⁄2 (or, for Contracts issued in New York State with the Joint Life version, if you take your first withdrawal before the date when you and your spouse are at least age 59 1⁄2), we will continue to pay the Annual Benefit Payment each year for the rest of your life (and the life of your spouse, if the Joint Life version of the rider was elected, and your spouse elects to continue the Contract and is at least age 59 1⁄2 at continuation, and, for Contracts issued in New York State, if you take your first withdrawal when you and your spouse are at least age 59 1⁄2), even if your Remaining Guaranteed Withdrawal Amount and/or Contract Value declines to zero. This means if your Remaining Guaranteed Withdrawal Amount and/or your Contract Value is depleted due to a Non-Excess Withdrawal or the deduction of the rider charge, we will pay to you the remaining Annual Benefit Payment, if any, not yet withdrawn during the Contract Year that the Contract Value was depleted, and beginning in the following Contract Year, we will continue paying the Annual Benefit Payment to you each year for the rest of your life (and your spouse’s life, if the Joint Life version of the rider was elected, and your spouse elects to continue the Contract and is at least age 59 1⁄2 at continuation). Therefore, you will be guaranteed income for life.
•	If you take your first withdrawal during a Contract Year in which the Owner (or oldest joint Owner, or Annuitant if the Owner is a nonnatural person) attains or will attain age 76 or older, your Annual Benefit payment will be set equal to a 6% Withdrawal Rate multiplied by the Total Guaranteed Withdrawal Amount. For Contracts issued in New York State, if you elect the Joint Life Version, if you take your first withdrawal on or after the Contract Anniversary following the date you and your spouse are at least age 63, your Annual Benefit Payment will be set equal to 5% withdrawal rate multiplied by the Total Guaranteed Withdrawal Amount.
•	If you have elected the LWG II, you should carefully consider when to begin taking withdrawals. If you begin taking withdrawals too soon, you may limit the value of the LWG II. For example, we no longer increase your Total Guaranteed Withdrawal Amount by the 7.25% Compounding Income Amount (6% Compounding Income Amount for Contracts issued in New York State) once you make your second withdrawal (first withdrawal for Contracts issued in New York). However, if you delay taking withdrawals for too long, you may limit the number of years available for you to take withdrawals in the future (due to life expectancy) and you may be paying for a benefit you are not using.
•	You have the option of receiving withdrawals under the LWG II rider or receiving payments under an annuity income option. You should consult with your financial representative when deciding how to receive income under this Contract. In making this decision, you should consider many factors, including the relative amount of current income provided by the two options, the potential ability to receive higher future payments through potential increases to the value of the LWG II (as described below), your potential need to make additional withdrawals in the future, and the relative values to you of the death benefits available prior to and after annuitization. (See “Lifetime Withdrawal Guarantee II and Annuitization” below)
Managing Your Withdrawals.    It is important that you carefully manage your annual withdrawals. To retain the full guarantees of this rider, your annual withdrawals cannot exceed the Annual Benefit Payment each Contract Year. In other words, you should not take Excess Withdrawals. We do not include Withdrawal Charges for the purpose of calculating whether you have made an Excess Withdrawal. If you do take an Excess Withdrawal, we will recalculate the Total Guaranteed Withdrawal Amount and reduce the Annual Benefit Payment to the new Total Guaranteed Withdrawal Amount multiplied by the 5% Withdrawal Rate (6% Withdrawal Rate if you make your first withdrawal during a Contract Year in which the Owner (or oldest joint Owner, or Annuitant if the Owner is a nonnatural person) attains or will attain age 76 or older).
In addition, as noted above, if you take an Excess Withdrawal, we will reduce the Remaining Guaranteed Withdrawal Amount in the same proportion that the withdrawal reduces the Contract Value. These reductions in the Total Guaranteed Withdrawal Amount, Annual Benefit Payment, and Remaining Guaranteed Withdrawal Amount may be significant. You are still eligible to receive either lifetime payments or the remainder of the Remaining Guaranteed

Withdrawal Amount so long as the withdrawal that exceeded the Annual Benefit Payment did not cause your Contract Value to decline to zero. An Excess Withdrawal that reduces the Contract Value to zero will terminate the Contract.
If you take an Excess Withdrawal in a Contract Year, you may be able to reduce the impact of the Excess Withdrawal on your Total Guaranteed Withdrawal Amount, Annual Benefit Payment, and Remaining Guaranteed Withdrawal Amount by making two separate withdrawals (on different days) instead of a single withdrawal. The first withdrawal should be equal to your Annual Benefit Payment (or remaining Annual Benefit Payment if withdrawals have already occurred in the Contract Year); this withdrawal will not reduce your Total Guaranteed Withdrawal Amount (and Annual Benefit Payment) and it will reduce your Remaining Guaranteed Withdrawal Amount dollar-for-dollar by the amount of the withdrawal. The second withdrawal (on a subsequent day) should be for the amount in excess of the Annual Benefit Payment (or remaining Annual Benefit Payment); this withdrawal will reduce your Total Guaranteed Withdrawal Amount, Annual Benefit Payment, and Remaining Guaranteed Withdrawal Amount in the same proportion that the withdrawal reduces the Account Value. For an example of taking multiple withdrawals in this situation, see Appendix F, “A. Lifetime Withdrawal Guarantee – 2. When Withdrawals Do Exceed the Annual Benefit Payment—a. Lifetime Withdrawal Guarantee II – Proportionate Reduction.”
You can always take Non-Excess Withdrawals. However, if you choose to receive only a part of your Annual Benefit Payment in any given Contract Year, your Annual Benefit Payment is not cumulative and your Remaining Guaranteed Withdrawal Amount and Annual Benefit Payment will not increase. For example, since your Annual Benefit Payment is 5% of your Total Guaranteed Withdrawal Amount (or 6% if you make your first withdrawal during a Contract Year in which the Owner (or oldest joint Owner, or Annuitant if the Owner is a nonnatural person) attains or will attain age 76 or older), you cannot withdraw 3% of the Total Guaranteed Withdrawal Amount in one year and then withdraw 7% of the Total Guaranteed Withdrawal Amount the next year without making an Excess Withdrawal in the second year.
Required Minimum Distributions.    For IRAs and other Contracts subject to Section 401(a)(9) of the Internal Revenue Code, you may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 72 (age 70 1⁄2, if you were born on or before June 30, 1949). These required distributions may be larger than your Annual Benefit Payment. If you enroll in the Automated Required Minimum Distribution program and elect annual withdrawals, after the first Contract Year, we will increase your Annual Benefit Payment to equal your most recently calculated required minimum distribution amount, if such amounts are greater than your Annual Benefit Payment. Otherwise, any cumulative withdrawals you make to satisfy your required minimum distribution amount will be treated as Excess Withdrawals if they exceed your Annual Benefit Payment. You must be enrolled only in the Automated Required Minimum Distribution program to qualify for this increase in the Annual Benefit Payment. You may not be enrolled in any other systematic withdrawal program. The frequency of your withdrawals must be annual. The Automated Required Minimum Distribution program is based on information relating to this Contract only. To enroll in the Automated Required Minimum Distribution program, please contact our Annuity Administrative Office.
Investment Allocation Restrictions.    If you elect the LWG II rider, there are certain investment allocation restrictions. Please see “THE CONTRACTS—Investment Allocation Restrictions For Certain Riders”. If you elect the LWG II, you may not participate in the Dollar Cost Averaging (DCA) program. However, you may elect to participate in the Enhanced Dollar Cost Averaging (EDCA) program, provided that your destination investment portfolios are selected in accordance with the investment allocation restrictions.
Joint Life Version.    A Joint Life version of the LWG II rider is available for a charge of 1.50% (which may increase upon an Automatic Annual Step-Up to a maximum of 1.80%). Like the Single Life version of the LWG II rider, the Joint Life version must be elected at the time you purchase the Contract, and the Owner (or oldest Joint Owner) must be age 85 or younger. Under the Joint Life version, when the Owner of the Contract dies (or when the first Joint Owner dies), the LWG II rider will automatically remain in effect only if the spouse is the primary beneficiary and elects to continue the Contract under the spousal continuation provisions. (See “THE CONTRACTS—Options for Death Proceeds.”) This means that if you purchase the Joint Life version and subsequently get divorced, or your spouse is no longer the primary Beneficiary at the time of your death, he or she will not be eligible to receive payments under the LWG II rider. If the spouse is younger than age 59 1⁄2 when he or she elects to continue the Contract, the spouse will receive the Annual Benefit Payment each year until the Remaining Guaranteed Withdrawal Amount is depleted. If the spouse is age 59 1⁄2 or older when he or she elects to continue the Contract, the spouse will receive the Annual Benefit Payment each year for the remainder of his or her life. If the first withdrawal was taken before the Contract Owner died (or before the first Joint Owner died), the Withdrawal Rate upon continuation of the Contract and LWG II rider by the spouse will be based on the age of the Contract Owner, or oldest Joint

Owner, at the time the first withdrawal was taken (see “Annual Benefit Payment” above). In situations in which a trust is both the Owner and Beneficiary of the Contract, the Joint Life version of the LWG II would not apply.
For contracts issued prior to February 24, 2009, the current charge for the Joint Life version is 0.85% (which may increase upon an Automatic Annual Step-Up to a maximum of 1.50%). (See “Automatic Annual Step-Up” above.)
For Contracts issued in New York State, in order for you and your spouse to receive lifetime income, you and your spouse must be at least age 59 1⁄2 at the time of the first withdrawal. Please note that a change of the primary Beneficiary will terminate the LWG II rider in New York State. The age at which the 6% Compounding Income Amount may begin to be applied to the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount is different for the Single Life and Joint Life versions for Contracts issued in New York State (see “6% Compounding Income Amount” above.) In addition, the withdrawal rate for the Joint Life Version may differ from the withdrawal rate for the Single Life Version for Contracts issued in New York State (see “Annual Benefit Payment” above).
Cancellation and Guaranteed Principal Adjustment.    You may elect to cancel the LWG II rider on the Contract Anniversary every five Contract Years for the first 15 Contract Years and annually thereafter. We must receive your cancellation request within 30 days following the applicable Contract Anniversary in accordance with our Administrative Procedures (currently we require you to submit your request in writing at our Annuity Administrative Office). The cancellation will take effect upon our receipt of your request. If cancelled, the LWG II rider will terminate, we will no longer deduct the LWG II rider charge, and the investment allocation restrictions described in “Investment Allocation Restrictions For Certain Riders” will no longer apply. The variable annuity Contract, however, will continue.
If you cancel the LWG II rider on the fifteenth Contract Anniversary or any Contract Anniversary thereafter, we will add a Guaranteed Principal Adjustment to your Contract Value. The Guaranteed Principal Adjustment is intended to restore your initial investment in the Contract in the case of poor investment performance. The Guaranteed Principal Adjustment is equal to (a)-(b) where:
(a)   is purchase payments credited within 120 days of the date that we issued the Contract, reduced proportionately by the percentage reduction in Contract Value attributable to any partial withdrawals taken (including any applicable Withdrawal Charges) and
(b)  is the Contract Value on the date of cancellation.
The Guaranteed Principal Adjustment will be added to each applicable subaccount in the ratio the portion of the Contract Value in such subaccount bears to the total Contract Value in all subaccounts. The Guaranteed Principal Adjustment will never be less than zero.
Only purchase payments made during the first 120 days that you hold the Contract are taken into consideration in determining the Guaranteed Principal Adjustment. Contract Owners who anticipate making purchase payments after 120 days should understand that such payments will not increase the Guaranteed Principal Adjustment. Purchase payments made after 120 days are added to your Contract Value and impact whether or not a benefit is due. Therefore, the LWG II may not be appropriate for you if you intend to make additional purchase payments after the 120-day period and are purchasing the LWG II for its Guaranteed Principal Adjustment feature.
The Guaranteed Principal Adjustment is not available in the State of Washington.
Termination of the Lifetime Withdrawal Guarantee II Rider.    The Lifetime Withdrawal Guarantee II rider will terminate upon the earliest of:
(1)   the date of a full withdrawal of the Contract Value (a pro rata portion of the rider charge will be assessed; you are still eligible to receive either the Remaining Guaranteed Withdrawal Amount or lifetime payments, provided the withdrawal did not exceed the Annual Benefit Payment and the provisions and conditions of the rider have been met);
(2)   the date all of the Contract Value is applied to an annuity option (a pro rata portion of the rider charge will be assessed);
(3)   the date there are insufficient funds to deduct the Lifetime Withdrawal Guarantee rider charge from the Contract Value and your Contract is thereby terminated (whatever Contract Value is available will be applied to pay the rider charge and you are still eligible to receive either the Remaining Guaranteed Withdrawal Amount or lifetime payments, provided the provisions and conditions of the rider have been met; however, you will have no other benefits under the Contract);
(4)   death of the Owner or Joint Owner (or the Annuitant if the Owner is a non-natural person), except where the Contract is issued under the Joint Life version of the Lifetime Withdrawal Guarantee, the primary Beneficiary is the spouse, and the spouse elects to continue the Contract under the spousal continuation provisions of the Contract;
(5)   change of the Owner or Joint Owner for any reason, subject to our administrative procedures (a pro rata portion of the rider charge will be assessed);
(6)  the effective date of the cancellation of the rider;
(7)   termination of the Contract to which the rider is attached, other than due to death (a pro rata portion of the rider charge will be assessed);
(8)  the date you assign your Contract, (a pro rata portion of the rider charge will be assessed); or.
(9)   only for Contracts issued in New York State with the Joint Life version, the effective date of a change of the primary Beneficiary (a pro-rata portion of the rider charge will be assessed), subject to our administrative procedures.
Under our current administrative procedures, we will waive the termination of the LWG II rider if you assign a portion of the Contract under the following limited circumstances: if the assignment is solely for your benefit on account of your direct transfer of Contract Value under Section 1035 of the Internal Revenue Code to fund premiums for a long term care insurance policy or purchase payments for an annuity contract issued by an insurance company which is not our affiliate and which is licensed to conduct business in any state. All such direct transfers are subject to any applicable withdrawal charges.
Once the rider is terminated, the LWG II rider charge will no longer be deducted and the LWG II investment allocation restrictions will no longer apply.
Lifetime Withdrawal Guarantee II and Annuitization.    Since the Maturity Date at the time you purchase the Contract is the later of age 95 of the Annuitant or 10 years from Contract issue, you must make an election if you would like to extend your Maturity Date to the latest date permitted (subject to restrictions that may apply in your state and our current established administrative procedures). If you elect to extend your Maturity Date to the latest date permitted, and that date is reached, your Contract must be annuitized (See “Annuity Options”), or you must make a complete withdrawal of your Contract Value. Annuitization may provide higher income amounts than the payments under the LWG II, depending on the applicable annuity rates and your Contract Value on the Maturity Date.
If you annuitize at the latest date permitted, you must elect one of the following options:
(1)    Annuitize the Contract Value under the Contract’s annuity provisions.
(2)     If you took withdrawals before age 59 1⁄2, and therefore you are not eligible for lifetime withdrawals under the LWG II rider, elect to receive the Annual Benefit Payment paid each year until the Remaining Guaranteed Withdrawal Amount is depleted. These payments will be equal in amount, except for the last payment that will be in an amount necessary to reduce the Remaining Guaranteed Withdrawal Amount to zero.
(3)     If you are eligible for lifetime withdrawals under the LWG II rider, elect to receive the Annual Benefit Payment paid each year until your death (or the later of you and your spousal Beneficiary’s death for the Joint Life version). If you (or you and your spousal Beneficiary for the Joint Life version) die before the Remaining Guaranteed Withdrawal Amount is depleted, your Beneficiaries will continue to receive payments equal to the Annual Benefit Payment each year until the Remaining Guaranteed Withdrawal Amount is depleted. These payments will be equal in amount, except for the last payment that will be in an amount necessary to reduce the Remaining Guaranteed Withdrawal Amount to zero.
If you do not select an Annuity Option or elect to receive payments under the LWG II rider, we will annuitize your Contract under the Variable Life Income with 10-year Period Certain Option. However, if we do, we will adjust your annuity payment or the Annuity Option, if necessary, so your aggregate annuity payments will not be less than what you would have received under the LWG II rider.

Additional Information.    The LWG II rider may affect the death benefit available under your Contract. If the Owner or Joint Owner should die while the LWG II rider is in effect, an alternate death benefit amount will be calculated under the LWG II rider that can be taken in a lump sum. The LWG II death benefit amount that may be taken as a lump sum will be equal to total purchase payments less any partial withdrawals (deducted on a dollar-for-dollar basis). If this death benefit amount is greater than the death benefit provided by your Contract, and if you made no Excess Withdrawals, then this death benefit amount will be paid instead of the death benefit provided by the Contract. All other provisions of your Contract’s death benefit will apply.
Alternatively, the Beneficiary may elect to receive the Remaining Guaranteed Withdrawal Amount as a death benefit, in which case we will pay the Remaining Guaranteed Withdrawal Amount on a monthly basis (or any mutually agreed upon frequency, but no less frequently than annually) until the Remaining Guaranteed Withdrawal Amount is exhausted. The surviving spouse’s withdrawal rights then come to an end. Currently, there is no minimum dollar amount for the payments; however, we reserve the right to accelerate any payment, in a lump sum, that is less than $500 or if required by applicable tax law (see below). This death benefit will be paid instead of the applicable contractual death benefit or the additional death benefit amount calculated under the LWG II as described above. Otherwise, the provisions of those contractual death benefits will determine the amount of the death benefit. Except as may be required by the Internal Revenue Code, an annual payment will not exceed the Annual Benefit Payment. If your beneficiary dies while such payments are made, we will continue making the payments to the beneficiary’s estate unless we have agreed to another payee in writing. If the Contract is a Non-Qualified Contract, any death benefit must be paid out over a time period and in a manner that satisfies Section 72(s) of the Internal Revenue Code. If the Owner (or the Annuitant, if the Owner is not a natural person) of a Non-Qualified Contract dies prior to the “annuity starting date” (as defined under the Internal Revenue Code and regulations thereunder), the period over which the Remaining Guaranteed Withdrawal Amount is paid as a death benefit cannot exceed the remaining life expectancy of the payee under the appropriate IRS tables. For purposes of the preceding sentence, if the payee is a non-natural person, the Remaining Guaranteed Withdrawal Amount must be paid out within 5 years from the date of death. Payments under this death benefit must begin within 12 months following the date of death.
If the Contract is a Qualified Contract, the tax rules that apply upon your death are similar, but differ in some material respects, from the tax rules for Non-Qualified Contracts. (See “FEDERAL INCOME TAX CONSIDERATIONS.”) We reserve the right to accelerate any payment, in a lump sum, that is less than $500 or to comply with requirements under the Internal Revenue Code (including minimum distribution requirements for IRAs and other contracts subject to Section 401(a)(9) of the Internal Revenue Code and Non-Qualified Contracts subject to Section 72(s)). If you terminate the LWG II rider because (1) you make a total withdrawal of your Contract Value; (2) your Contract Value is insufficient to pay the LWG II rider charge; or (3) the Contract Owner dies, except where the beneficiary or Joint Owner is the spouse of the Owner and the spouse elects to continue the Contract, you may not make additional purchase payments under the Contract.
Description of the Lifetime Withdrawal Guarantee I
In states where the Lifetime Withdrawal Guarantee II is not yet approved, we offer (in states where approved) the Lifetime Withdrawal Guarantee I rider. The Lifetime Withdrawal Guarantee I rider is identical to the Lifetime Withdrawal Guarantee II, with the exceptions described below.
Total Guaranteed Withdrawal Amount.    The maximum Total Guaranteed Withdrawal Amount under the Lifetime Withdrawal Guarantee I is $5,000,000. If you elect the Lifetime Withdrawal Guarantee I rider and take an Excess Withdrawal, we will reduce the Total Guaranteed Withdrawal Amount by an amount equal to the difference between the Total Guaranteed Withdrawal Amount after the withdrawal and the Contract Value after the withdrawal (if lower). On the other hand, if you elect the LWG II rider and take an Excess Withdrawal, we will reduce the Total Guaranteed Withdrawal Amount in the same proportion that the withdrawal reduces the Contract Value.
Remaining Guaranteed Withdrawal Amount.    The maximum Remaining Guaranteed Withdrawal Amount under the Lifetime Withdrawal Guarantee I is $5,000,000. If you elect the Lifetime Withdrawal Guarantee I rider and take a withdrawal, we will reduce the Remaining Guaranteed Withdrawal Amount by the amount of each withdrawal regardless of whether it is an Excess or Non-Excess withdrawal. However, if the withdrawal is an Excess Withdrawal, then we will additionally reduce the Remaining Guaranteed Withdrawal Amount to equal the difference between the Remaining Guaranteed Withdrawal Amount after the withdrawal and the Contract Value after the withdrawal (if lower). On the other hand, if you elect the LWG II rider and take a withdrawal, we will reduce the Remaining Guaranteed Withdrawal Amount by the amount of each withdrawal for withdrawals that are Non-Excess Withdrawals and for Excess Withdrawals, we will reduce the Remaining Guaranteed Withdrawal Amount in the same proportion that the withdrawal reduces the Contract Value.
Compounding Income Amount.    If you elect the Lifetime Withdrawal Guarantee I rider, on each Contract Anniversary until the earlier of: (a) the date of the first withdrawal from the Contract or (b) the tenth Contract Anniversary, we increase the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount by an amount equal to 5% multiplied by the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount before such increase (up to a maximum of $5,000,000). We take the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount as of the last day of the Contract Year to determine the amount subject to the increase. On the other hand, if you elect the LWG II rider, on each Contract Anniversary until the earlier of: (a) the date of the second withdrawal from the Contract or (b) the tenth Contract Anniversary, we increase the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount by an amount equal to 7.25% multiplied by the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount before such increase.
Annual Benefit Payment.    Under the Lifetime Withdrawal Guarantee I, the Annual Benefit Payment is set equal to the Total Guaranteed Withdrawal Amount multiplied by the 5% Withdrawal Rate (there is no 6% Withdrawal Rate for taking later withdrawals).
Automatic Annual Step-Up.    If an Automatic Annual Step-Up occurs under the Lifetime Withdrawal Guarantee I rider, we may increase the Lifetime Withdrawal Guarantee I rider charge to the charge applicable to current Contract purchases of the same rider at the time of the step-up, but to no more than a maximum of 0.95% (Single Life version) or 1.40% (Joint Life version) of the Total Guaranteed Withdrawal Amount. If your Total Guaranteed Withdrawal Amount is increased due to an Automatic Annual Step-Up on a contract anniversary occurring on July 1, 2012 or later, we currently will increase the rider charge for the Single Life version to 0.80% of the Total Guaranteed Withdrawal Amount, and we will increase the rider charge for the Joint Life version to 1.05% of the of the Total Guaranteed Withdrawal Amount. Automatic Annual Step-Ups may occur on each Contract Anniversary prior to the Owner’s 86th birthday.
Rider Charge.    The charge for the Lifetime Withdrawal Guarantee I rider is 0.50% (Single Life version) or 0.70% (Joint Life version) of the Total Guaranteed Withdrawal Amount. (See “ASSET-BASED INSURANCE CHARGE, WITHDRAWAL CHARGE AND OTHER DEDUCTIONS—Lifetime Withdrawal Guarantee and Guaranteed Withdrawal Benefit—Rider Charge”).
Investment Allocation Restrictions.    If you elect the Lifetime Withdrawal Guarantee I or Lifetime Withdrawal Guarantee II rider, you are limited to allocating your purchase payments and Contract Value as described in “THE CONTRACTS—Investment Allocation Restrictions for Certain Riders.”
Description of the Enhanced Guaranteed Withdrawal Benefit
Benefit Base.    The Guaranteed Withdrawal Amount is the maximum total amount of money that you are guaranteed to receive over time under the Enhanced GWB rider. At issue, the Guaranteed Withdrawal Amount and the Benefit Base are both equal to your initial purchase payment plus the GWB Bonus Amount. At any subsequent point in time, the Benefit Base is the remaining amount of money that you are guaranteed to receive through withdrawals under the Enhanced GWB rider. Your Benefit Base will change with each purchase payment, or as the result of an Optional Reset. Also, each withdrawal will reduce your Benefit Base. If negative investment performance reduces your Contract Value below the Benefit Base, you are still guaranteed to be able to withdraw the entire amount of your Benefit Base.
The Benefit Base is equal to:
•	Your initial purchase payment, increased by the 5% GWB Bonus Amount;
•	Increased by each subsequent purchase payment, and by the 5% GWB Bonus Amount;
•	Reduced dollar for dollar by Benefits Paid, which are withdrawals (including any applicable Withdrawal Charge) and amounts applied to an annuity option (currently, you may not apply amounts less than your entire Contract Value to an annuity option); and
•	If a Benefit Paid from your Contract is not payable to the Contract Owner or the Contract Owner’s bank account (or to the Annuitant or the Annuitant‘s bank account, if the Owner is a non-natural person), or results in cumulative Benefits Paid for the current Contract Year exceeding the Annual Benefit Payment, and the resulting Benefit Base exceeds the

Contract Value, an additional reduction in the Benefit Base will be made. This additional reduction will be equal to the difference between the Benefit Base and your Contract Value after the decrease for the Benefits Paid. The Benefit Base will also be reset as a result of an Optional Reset as described below.
(See Appendix F for examples of how withdrawals affect the Benefit Base.)
Annual Benefit Payment.    The Annual Benefit Payment is the maximum amount of your Benefit Base you may withdraw each Contract Year without adversely impacting the amount guaranteed to be available to you through withdrawals over time. The initial Annual Benefit Payment is equal to the initial Benefit Base multiplied by the GWB Withdrawal Rate (7%). The Annual Benefit Payment is reset after each subsequent purchase payment to the greater of: (1) the Annual Benefit Payment before the subsequent purchase payment, and (2) the GWB Withdrawal Rate multiplied by the Benefit Base after the subsequent purchase payment. The Annual Benefit Payment will also be reset as a result of an Optional Reset as described below. You can continue to receive annual withdrawals in an amount equal to or less than your Annual Benefit Payment until your Benefit Base is depleted.
Managing Your Withdrawals.    It is important that you carefully manage your annual withdrawals. To retain the guarantees of this benefit, your annual withdrawals cannot exceed the Annual Benefit Payment each Contract Year. We refer to withdrawals during a Contract Year that exceed the Annual Benefit Payment as Excess Withdrawals. We do not include withdrawal charges for the purpose of calculating whether you have taken an Excess Withdrawal. You should not take Excess Withdrawals. If you do take an Excess Withdrawal, or if a withdrawal is not payable to the Contract Owner or the Contract Owner’s bank account (or to the Annuitant or the Annuitant’s bank account, if the Contract Owner is a non-natural person), the Annual Benefit Payment will be recalculated and may be reduced. This reduction may be significant. The new Annual Benefit Payment will equal the lower of (1) the Annual Benefit Payment before the withdrawal and (2) your Contract Value after the reduction for the withdrawal (including any applicable withdrawal charge) multiplied by the GWB withdrawal rate. Because the GWB charge is assessed as a percentage of the Guaranteed Withdrawal Amount, any decrease of the Annual Benefit Payment caused by an Excess Withdrawal results in an increase in the cost of the benefit relative to the benefits you will receive.
(See Appendix F for examples of how withdrawals and subsequent purchase payments affect the Annual Benefit Payment.)
You can always take annual withdrawals less than the Annual Benefit Payment. However, if you choose to receive only a part of, or none of, your Annual Benefit Payment in any given Contract Year, your Annual Benefit Payment is not cumulative and your Benefit Base and Annual Benefit Payment will not increase. For example, if your Annual Benefit Payment is 7% of your Benefit Base and you withdraw only 4% one year, you cannot then withdraw 10% the next year without exceeding your Annual Benefit Payment.
Required Minimum Distributions.    For IRAs and other Contracts subject to Section 401(a)(9) of the Internal Revenue Code, you may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 72 (age 70 1⁄2, if you were born on or before June 30, 1949). These required distributions may be larger than your Annual Benefit Payment. If you enroll in the Automated Required Minimum Distribution program and elect annual withdrawals, after the first Contract Year, we will increase your Annual Benefit Payment to equal your most recently calculated required minimum distribution amount, if such amounts are greater than your Annual Benefit Payment. Otherwise, any cumulative withdrawals you make to satisfy your required minimum distribution amount will be treated as excess withdrawals if they exceed your Annual Benefit Payment. You must be enrolled only in the Automated Required Minimum Distribution program to qualify for this increase in the Annual Benefit Payment. You may not be enrolled in any other systematic withdrawal program. The frequency of your withdrawals must be annual. The Automated Required Minimum Distribution program is based on information relating to this Contract only. To enroll in the Automated Required Minimum Distribution program, please contact our Annuity Administrative Office.
Guaranteed Withdrawal Amount.    We assess the GWB rider charge as a percentage of the Guaranteed Withdrawal Amount, which is initially set at an amount equal to your initial purchase payment plus the GWB Bonus Amount. For purposes of calculating the Guaranteed Withdrawal Amount, B Plus Class bonus credits are not included. The Guaranteed Withdrawal Amount may increase with subsequent purchase payments. In this case, the Guaranteed Withdrawal Amount will be reset equal to the greater of: (1) the Guaranteed Withdrawal Amount before the purchase payment and (2) the Benefit Base after the purchase payment. Withdrawals do not decrease the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal

Amount will also be reset as a result of an Optional Reset as described below. If your Guaranteed Withdrawal Amount increases, the amount of the Enhanced GWB rider charge we deduct will increase because the rider charge is a percentage of your Guaranteed Withdrawal Amount.
Optional Reset. At any Contract Anniversary prior to the 86th birthday of the Owner (or the oldest Joint Owner, or the Annuitant if the Contract is owned by a non-natural person), you may elect an Optional Reset. The purpose of an Optional Reset is to “lock-in” a higher Benefit Base, which may increase the amount of the Annual Benefit Payment and lengthen the period of time over which these withdrawals can be taken. The Optional Reset will reset the Annual Benefit Payment, Benefit Base and Guaranteed Withdrawal Amount, provided that your Contract Value is larger than the Benefit Base immediately before the reset. We reserve the right to prohibit an Optional Reset election if we no longer offer this benefit. An Optional Reset will:
•	Reset your Guaranteed Withdrawal Amount and Benefit Base equal to the Contract Value on the date of the reset;
•	Reset your Annual Benefit Payment equal to the Contract Value on the date of the reset multiplied by the GWB Withdrawal Rate (7%); and
•	Reset the Enhanced GWB rider charge equal to then current level we charge for the same rider at the time of the reset, up to the maximum charge of 1.00%.
You may elect either a one-time Optional Reset or Automatic Annual Resets. A one-time Optional Reset is permitted only if: (1) your Contract Value is larger than the Benefit Base immediately before the reset, and (2) the reset occurs prior to the 86th birthday of the Owner (or oldest Joint Owner, or the Annuitant if the Contract is owned by a non-natural person).
We must receive your request for a one time Optional Reset in accordance with our administrative procedures (currently we require you to submit your request in writing at our Annuity Administrative Office) before the applicable Contract Anniversary. The Optional Reset will take effect on the next Contract Anniversary following our receipt of your written request.
If you elect Automatic Annual Resets, a reset will occur automatically on any Contract Anniversary if: (1) your Contract Value is larger than the Guaranteed Withdrawal Amount immediately before the reset, and (2) the Contract Anniversary is prior to the 86th birthday of the Owner (or oldest Joint Owner or Annuitant if the Contract is owned by a non-natural person). The same conditions will apply to each Automatic Annual Reset.
In the event that the charge applicable to Contract purchases at the time of the Automatic Annual Reset is higher than your current Enhanced GWB rider charge, we will notify you in writing a minimum of 30 days in advance of the applicable Contract Anniversary and inform you that you may choose to decline the Automatic Annual Reset. You may discontinue Automatic Annual Resets by notifying us in writing, at our Annuity Service Center (or by any other method acceptable to us), prior to the Contract Anniversary on which a reset may otherwise occur. If you discontinue the Automatic Annual Resets, no reset will occur automatically on any subsequent Contract Anniversary unless you make a new election under the terms described above. (If you discontinue Automatic Annual Resets, the Enhanced GWB rider (and the rider charge) will continue, and you may choose to elect a one- time Optional Reset or reinstate Automatic Annual Resets.)
It is possible to elect a one-time Optional Reset when the Contract Value is larger than the Benefit Base but smaller than the Guaranteed Withdrawal Amount. (By contrast, an Automatic Annual Reset will never occur if the Contract Value is smaller than the Guaranteed Withdrawal Amount.) If you elect a one-time Optional Reset when the Contract Value before the reset was less than the Guaranteed Withdrawal Amount, you would lock in a higher Benefit Base, which would increase the total amount you are guaranteed to receive through withdrawals under the Enhanced GWB rider, and extend the period of time over which you could make those withdrawals. However, you would also decrease the Annual Benefit Payment and the Guaranteed Withdrawal Amount. You should consider electing a onetime Optional Reset when your Contract Value is smaller than the Guaranteed Withdrawal Amount only if you are willing to accept the decrease in the Annual Benefit Payment and Guaranteed Withdrawal Amount in return for locking in the higher Benefit Base. Otherwise, you should only elect a one-time Optional Reset when your Contract Value is larger than the Guaranteed Withdrawal Amount.
Any benefit of a one-time Optional Reset or Automatic Annual Reset also depends on the current Enhanced GWB rider charge. If the current charge in effect at the time of the reset is higher than the charge you are paying, it may not be beneficial to elect a reset because we will begin applying the higher current charge at the time of the reset (even if a one-time Optional Reset results in a decrease of your Annual Benefit Payment and/or your Guaranteed Withdrawal Amount).

For Contracts issued prior to July 16, 2007, you may elect an Optional Reset beginning with the third Contract Anniversary (as long as it is prior to the Owner’s 86th birthday) and at any subsequent Contract Anniversary prior to the Owner’s 86th birthday as long as it has been at least three years since the last Optional Reset. Automatic Annual Resets are not available
Cancellation of the Enhanced GWB Rider.    You may elect to cancel the Enhanced GWB rider in accordance with our Administrative Procedures (currently we require you to submit your cancellation request in writing at our Annuity Administrative Office) during the 90-day period following your fifth Contract Anniversary. Such cancellation will take effect upon our receipt of your request. If cancelled, the Enhanced GWB rider will terminate and we will no longer deduct the Enhanced GWB rider charge. The Contract, however, will continue. If you cancel the Enhanced GWB rider, you may not re-elect it.
Termination of the Enhanced GWB Rider.    The Enhanced GWB rider will terminate upon the earliest of:
(1)  the date you make a full withdrawal of your Contract Value;
(2)  the date you apply all of your Contract Value to an annuity option;
(3)   the date there are insufficient funds to deduct the Enhanced GWB rider charge from your Contract Value (whatever Contract Value is available will be applied to pay the annual Enhanced GWB rider charge);
(4)   the date we receive due proof of the Owner’s death and a beneficiary claim form, except where the beneficiary or Joint Owner is the spouse of the Owner and the spouse elects to continue the Contract and the spouse is less than 85 years old, or the Annuitant dies if the Owner is a non-natural person; note: (a) if the spouse elects to continue the Contract (so long as the spouse is less than 85 years old and the Enhanced GWB rider is in effect at the time of continuation), all terms and conditions of the Enhanced GWB rider will apply to the surviving spouse; and (b) we will not terminate the rider until we receive both due proof of the Owner’s death and a beneficiary claim form (from certain beneficiaries, such as a trust, we may require additional information, such as the trust document), which means we will continue to deduct the Enhanced GWB rider charge until we receive this information;
(5)   a change of the Owner or Joint Owner (or the Annuitant if the Owner is a non-natural person) for any reason (currently we follow our administrative procedures regarding termination for a change of Owner or Joint Owner or Annuitant, if a non-natural person owns the Contract);
(6)  The effective date of cancellation of the rider; or
(7)  the termination of your Contract.
Enhanced GWB and Annuitization.    Since the Maturity Date at the time you purchase the Contract is the later of age 95 of the Annuitant or 10 years from Contract issue, you must make an election if you would like to extend your Maturity Date to the latest date permitted (subject to restrictions that may apply in your state and our current established administrative procedures). If you elect to extend your Maturity Date to the latest date permitted, and that date is reached, your Contract must be annuitized (See “Annuity Options”), or you must make a complete withdrawal of your Contract Value.
If you annuitize at the latest date permitted, you must elect one of the following options:
(1)  Annuitize the Contract Value under the Contract’s annuity provisions.
(2)   Elect to receive the Annual Benefit Payment under the Enhanced GWB rider paid each year until the Benefit Base is depleted. These payments will be equal in amount, except for the last payment that will be in an amount necessary to reduce the Benefit Base to zero.
If you do not select an Annuity Option or elect to receive payments under the Enhanced GWB rider, we will annuitize your contract under the Variable Life Income with 10-year Period Certain Option. However, if we do, we will adjust your Annuity Payment or the Annuity Option, if necessary, so your aggregate Annuity Payments will not be less than what you would have received under the Enhanced GWB rider.
Additional Information.    If you take a full withdrawal of your Contract Value and the withdrawal does not exceed the Annual Benefit Payment, or your Contract Value is reduced to zero because you do not have a sufficient Contract Value to pay the Enhanced GWB rider charge and your Benefit Base after the withdrawal is greater than zero, we will commence making payments to the Owner or Joint Owner (or to the Annuitant if the Owner is a non-natural person) on a monthly basis (or any mutually agreed upon frequency, but not less frequently than annually) until the Benefit Base is exhausted. Your withdrawal rights then come to an end. Currently, there is no minimum dollar amount for the payments; however, we reserve the right to accelerate any payment, in a lump sum, that is less than $500 or if required by applicable tax law (see below). The total annual payments cannot exceed the Annual Benefit Payment, except to the extent required under the Internal Revenue Code. If you or the Joint Owner (or the Annuitant if the Owner is a non-natural person) should die while these payments are being made, your beneficiary will receive these payments. No other death benefit will be paid.
If the Owner or Joint Owner (or the Annuitant if the Owner is a non-natural person) should die while the Enhanced GWB rider is in effect, your beneficiary may elect to receive the Benefit Base as a death benefit in lieu of any other Contractual death benefits. Otherwise, the provisions of those death benefits will determine the amount of the death benefit and no benefit will be payable under the Enhanced GWB rider.
If the beneficiary elects the Benefit Base as a death benefit, we will pay the remaining Benefit Base on a monthly basis (or any mutually agreed upon frequency, but no less frequently than annually) until the Benefit Base is exhausted. Except as may be required by the Internal Revenue Code, an annual payment will not exceed the Annual Benefit Payment. If your beneficiary dies while such payments are made, we will continue making the payments to the beneficiary’s estate unless we have agreed to another payee in writing. If the Contract is a Non-Qualified Contract, any death benefit must be paid out over a time period and in a manner that satisfies Section 72(s) of the Internal Revenue Code. If the Owner (or the Annuitant, if the Owner is not a natural person) of a Non-Qualified Contract dies prior to the “annuity starting date” (as defined under the Internal Revenue Code and regulations thereunder), the period over which the Benefit Base is paid as a death benefit cannot exceed the remaining life expectancy of the payee under the appropriate IRS tables. For purposes of the preceding sentence, if the payee is a non-natural person, the Benefit Base must be paid out within 5 years from the date of death. Payments under this death benefit must begin within 12 months following the date of death.
If the Contract is a Qualified Contract, the tax rules that apply upon your death are similar, but differ in some material respects, from the tax rules for Non-Qualified Contracts. (See “FEDERAL INCOME TAX CONSIDERATIONS.”) We reserve the right to accelerate any payment, in a lump sum, that is less than $500 or to comply with requirements under the Internal Revenue Code (including minimum distribution requirements for IRAs and other Contracts subject to Section 401(a)(9) of the Internal Revenue Code and Non-Qualified Contracts subject to Section 72(s)). If you terminate the Enhanced GWB rider because (1) you make a total withdrawal of your Contract Value; (2) your Contract Value is insufficient to pay the Enhanced GWB rider charge; or (3) the Contract Owner or Joint Owner (or the Annuitant , if the Owner is a non-natural person) dies, except where the beneficiary or Joint Owner is the spouse of the Owner and the spouse elects to continue the Contract and the spouse is less than 85 years old, you may not make additional purchase payments under the Contract.
Description of the Guaranteed Withdrawal Benefit I
The GWB I rider is no longer available for sale. The GWB I rider is the same as the Enhanced GWB rider described above, with the following differences:
(1)  there is no favorable treatment of required minimum distributions;
(2)  the GWB I rider charge continues even if your Benefit Base equals zero;
(3)  you may only elect the Optional Reset once every five Contract Years instead of every Contract Year;
(4)  the GWB I rider charge is 0.50% and the maximum GWB I rider charge upon an Optional Reset is 0.95%;
(5)  you do not have the ability to cancel the rider following your fifth Contract Anniversary; and
(6)  we include withdrawal charges for the purposes of determining whether your annual withdrawals exceeded your Annual Benefit Payment.
By endorsement, the GWB I rider has been enhanced so that items (1) and (2) above no longer apply and the interval between Optional Resets in item (3) has been decreased to every three Contract Years. You may now elect an Optional Reset under the GWB I starting with the third Contract Anniversary (as long as it is prior to the Owner’s 86th birthday), and you may elect an Optional Reset at any subsequent Contract Anniversary prior to the Owner’s 86th birthday, as long as it has been at least three years since the last Optional Reset.

Guaranteed Minimum Accumulation Benefit
The Guaranteed Minimum Accumulation Benefit (GMAB) rider is no longer available for sale. The GMAB guarantees that your Contract Value will not be less than a minimum amount at the end of a specified number of years (the “Rider Maturity Date”). If your Contract Value is less than the minimum guaranteed amount at the Rider Maturity Date, we will apply an additional amount to increase your Contract Value so that it is equal to the guaranteed amount. This benefit is intended to protect you against poor investment performance during the accumulation phase of your Contract.
If you elected the GMAB rider, we require you to allocate your purchase payments and all of your Contract Value to one of three Asset Allocation subaccounts available in your Contract (the Brighthouse Asset Allocation 80 Subaccount and the Brighthouse Asset Allocation 100 Subaccount are not available for this purpose). You may also allocate purchase payments to the Enhanced Dollar Cost Averaging program, provided that your destination subaccount is the available Asset Allocation subaccount you have chosen. No transfers are permitted while this rider is in effect.
The Asset Allocation subaccount you choose determines the percentage of purchase payments that equal the guaranteed amount. The Asset Allocation subaccounts available if you chose the GMAB rider, the percentage of purchase payments that determines the guaranteed amount, and the number of years to the Rider Maturity Date for each, are:
Asset Allocation Subaccount	Guaranteed Amount (% of Purchase Payments)	Years to Rider Maturity Date
Brighthouse Asset Allocation 20 Subaccount	130%	10 years
Brighthouse Asset Allocation 40 Subaccount	120%	10 years
Brighthouse Asset Allocation 60 Subaccount	110%	10 years
For more information on the Asset Allocation subaccounts, please see Appendix A and the prospectuses for the Asset Allocation portfolios.
You may elect the GMAB rider when you purchase the Contract, up through age 80. However, you may not elect the GMAB rider if you have also elected the Enhanced Death Benefit rider, a GWB rider or a GMIB rider.
Benefit Description.    The GMAB rider guarantees that at the Rider Maturity Date, your Contract Value will at least be equal to a percentage of the purchase payments you made during the first 120 days that you held the Contract (the “GMAB Eligibility Period”), less reductions for any withdrawals (and related Withdrawal Charges) that you made at any time before the Rider Maturity Date. The percentage of purchase payments made that determines the guaranteed amount range from 110% to 130%, depending on the Asset Allocation subaccount you selected. This guaranteed amount is the “Guaranteed Accumulation Amount.” The Guaranteed Accumulation Amount is used only to determine the amount of any benefit payable under the GMAB feature and the amount of the annual charge for the GMAB. There is a maximum Guaranteed Accumulation Amount for your Contract that is shown on your contract schedule page (currently $5,000,000). Purchase payments made after this maximum Guaranteed Accumulation Amount is reached will not increase the Guaranteed Accumulation Amount above the maximum. However, if you make a withdrawal of Contract Value during the GMAB Eligibility Period that reduces the Guaranteed Accumulation Amount below the maximum, then purchase payments you make after the withdrawal, and during the GMAB Eligibility Period, will increase the Guaranteed Accumulation Amount until it reaches the maximum. Only purchase payments made during the first 120 days that you hold the Contract are taken into consideration in determining the Guaranteed Accumulation Amount. If you anticipate making purchase payments after 120 days, you should understand that such payments will not increase the Guaranteed Accumulation Amount. Purchase payments made after 120 days are added to your Contract Value and impact whether or not a benefit is due under the GMAB feature at the Rider Maturity Date.
On your Contract’s issue date, the Guaranteed Accumulation Amount is equal to a percentage of your initial purchase payment. Subsequent purchase payments made during the GMAB Eligibility Period increase the Guaranteed Accumulation Amount by the percentage amount of the purchase payment (subject to the limit described above) depending on which Asset Allocation subaccount you have selected. When you make a withdrawal from the Contract, the Guaranteed Accumulation Amount is reduced in the same proportion that the amount of the withdrawal (including any related Withdrawal Charge) bears to the total Contract Value.

Example:
Assume your Contract Value is $100,000 and your Guaranteed Accumulation Amount is $120,000, prior to making a $10,000 withdrawal from the Contract. The withdrawal amount is 10% of the Contract Value. Therefore, after the withdrawal, your Contract Value would be $90,000 and your Guaranteed Accumulation Amount would be $108,000 (90% of $120,000).
The Guaranteed Accumulation Amount does not represent an amount of money available for withdrawal and is not used to calculate any benefits under the Contract prior to the Rider Maturity Date.
Purchase payment bonus amounts under the B Plus Class are not considered to be purchase payments under the GMAB rider and are not part of the Guaranteed Accumulation Amount.
At the Rider Maturity Date, after deduction of the annual charge for the GMAB rider, we will compare your Contract’s Contract Value to its Guaranteed Accumulation Amount. If the Contract Value is less than the Guaranteed Accumulation Amount, we will contribute to your Contract Value the amount needed to make it equal the Guaranteed Accumulation Amount. (This added amount is the “Guaranteed Accumulation Payment.”) The Guaranteed Accumulation Payment is allocated entirely to the Asset Allocation subaccount you have selected (no portion of the Guaranteed Accumulation Payment is allocated to the EDCA Guaranteed Account).
If your Contract Value is greater than or equal to the Guaranteed Accumulation Amount at the Rider Maturity Date, then no Guaranteed Accumulation Payment will be paid into your Contract Value. The GMAB rider terminates at the Rider Maturity Date. We will not assess the GMAB Rider Charge after that date, and the related investment requirements and restrictions will no longer apply.
If your Contract Value is reduced to zero for any reason other than a full withdrawal of the Contract Value or application of the entire Contract Value to an annuity option, but your Contract has a positive Guaranteed Accumulation Amount remaining, the Contract and the GMAB rider will remain in force. No charge for the GMAB rider will be deducted or accrue while there is insufficient Contract Value to cover the deductions for the charge. At the Rider Maturity Date, the Guaranteed Accumulation Payment will be paid into the Contract.
Purchase payments made after the 120 day GMAB Eligibility Period may have a significant impact on whether or not a Guaranteed Accumulation Payment is due at the Rider Maturity Date. Even if purchase payments made during the 120 day GMAB Eligibility Period lose significant value, if the Contract Value, which includes all purchase payments, is equal to or greater than the Guaranteed Accumulation Amount, which is a percentage of your purchase payments made during the 120 day period, then no Guaranteed Accumulation Payment is made. Therefore, the GMAB rider may not be appropriate for you, if you intend to make additional purchase payments after the GMAB Eligibility Period.
Example:
Assume that you make one $10,000 purchase payment during the 120 day GMAB Eligibility Period and you select the Brighthouse Asset Allocation 60 Subaccount. Therefore, the Guaranteed Accumulation Amount is $11,000 (110% of your $10,000 purchase payment). Assume that at the Rider Maturity Date, your Contract Value is $0. The Guaranteed Accumulation Payment is $11,000 ($11,000 – $0 = $11,000).
In contrast, assume that you make one $10,000 purchase payment during the 120 day GMAB Eligibility Period and you select the Brighthouse Asset Allocation 60 Subaccount. Therefore, the Guaranteed Accumulation Amount is $11,000. Also assume that on the day before the Rider Maturity Date your Contract Value is $0. Assume that you decide to make one purchase payment on the day before the Rider Maturity Date of $11,000. At the Rider Maturity Date, assume there has not been any positive or negative investment experience for the one day between your purchase payment and the Rider Maturity Date. Consequently, your Contract Value is $11,000. We would not pay a Guaranteed Accumulation Payment because the Contract Value of $11,000 is equal to the Guaranteed Accumulation Amount of $11,000 ($11,000 – $11,000 = $0).
Current Restrictions on Subsequent Purchase Payments.    Subsequent purchase payments under the Guaranteed Minimum Accumulation Benefit are restricted as described in “THE CONTRACTS—Restrictions on Subsequent Purchase Payments.”

Rider Termination.    The GMAB rider will terminate at the earliest of: (1) the Rider Maturity Date; (2) the date you surrender the Contract; (3) the date you cancel the GMAB rider, as described below; (4) the date you apply all of your Contract Value to an annuity option; and (5) the date of death of the Owner or Joint Owner (or Annuitant if the Owner is a non-natural person) unless the Beneficiary is the spouse of the Owner and elects to continue the Contract under the spousal continuation provisions of the Contract.
Once the rider is terminated, the GMAB Rider Charge will no longer be deducted and the related investment requirements and limitations will no longer apply. If the rider is terminated before the Rider Maturity Date, the Guaranteed Accumulation Payment will not be paid.
Cancellation.    You have a one-time right to cancel this optional benefit, to take effect on your fifth Contract Anniversary. We must receive your request in writing at our Annuity Administrative Office within the 90-day period after your fifth Contract Anniversary. Such cancellation will take effect upon our receipt of your request. Once you have cancelled the GMAB rider, you will no longer be eligible to receive the Guaranteed Accumulation Payment or be bound by the investment requirements and restrictions, and we will no longer deduct the charge for this rider.
GMAB Rider Charge
The GMAB Rider charge is equal to 0.75% of the GMAB Guaranteed Accumulation Amount at the end of the prior Contract Year. The GMAB Rider Charge is deducted on each Contract Anniversary from your Contract Value pro rata from your Contract’s Asset Allocation subaccount and the EDCA Guaranteed Account in the ratio each account bears to your total Contract Value. We take amounts from the Subaccount that is part of the Separate Account by cancelling accumulation units from the Separate Account. If you make a full withdrawal (surrender) of your Contract Value or you apply your Contract Value to an annuity option, we will assess a pro rata portion of the GMAB Rider Charge based on the number of whole months since the last Contract Anniversary.
GMAB and Decedent Contracts.    Note that the GMAB is not available for purchase by a Beneficiary under a decedent’s Non-Qualified Contract (see “FEDERAL INCOME TAX CONSIDERATIONS”) or IRA Contract (or where otherwise offered, under any other Contract which is being “stretched” by a Beneficiary after the death of the Contract Owner or after the death of the Annuitant in certain cases) because, under tax rules, such Contracts generally require distributions to commence by the end of the calendar year following the year of the Contract Owner’s death and such distributions will have the effect of reducing the usefulness of the GMAB.
Retirement Plans Offering Federal Tax Benefits
The federal tax laws provide for a variety of retirement plans offering tax benefits. These plans, which may be funded through the purchase of the individual variable annuity contracts offered in this prospectus, include:
1.  Plans qualified under Section 401(a) of the Code (“Qualified Plans”); and
2.   Individual retirement accounts adopted by or on behalf of individuals pursuant to Section 408(a) of the Code and individual retirement annuities purchased pursuant to Section 408(b) of the Code (both of which may be referred to as “IRAs”), including simplified employee pension plans and salary reduction simplified employee pension plans, which are specialized IRAs that meet the requirements of Section 408(k) of the Code (“SEPs” and “SARSEPs”), Simple Retirement Accounts under Section 408(p) of the Code (“SIMPLE IRAs”) and Roth Individual Retirement Accounts under Section 408A of the Code (“Roth IRAs”). SARSEPs are only allowed if the Plan was established prior to January 1, 1997.
An investor should consult a qualified tax or other advisor as to the suitability of a Contract as a funding vehicle for retirement plans qualifying for tax-favored treatment, as to the rules underlying such plans and as to the state and federal tax aspects of such plans. In particular, the Contract is not intended for use with annuity purchase plans adopted by public schools and certain tax-exempt organizations pursuant to Section 403(b) of the Code (“TSA Plans”) that are subject to ERISA. The Company will not provide all the administrative support appropriate for such plans. Accordingly, the Contract should not be purchased for use with such plans. The Contract previously was available for use in TSA Plans funded solely by transfers from existing 403(b) plans (so-called “90-24 transfers”) and which are not otherwise subject to ERISA. If your Contract was issued previously in a 90-24 transfer completed on or before September 24, 2007, we urge you to consult with your tax advisor prior to making additional purchase payments. Such additional payments may have significant adverse tax consequences. (See “FEDERAL INCOME TAX CONSIDERATIONS.”) The Company may make the Contract available for use with Section 401(k) plans.
A summary of the federal tax laws regarding contributions to, and distributions from, the above tax benefited retirement plans may be found below under “FEDERAL INCOME TAX CONSIDERATIONS—Taxation of Qualified Contracts.” It should be understood that should a tax-favored retirement plan lose its qualification for tax-exempt status, employees will lose some of the tax benefits described herein.
In the case of certain TSA Plans, IRAs and Roth IRAs, the individual variable annuity contracts offered in this prospectus comprise the retirement “plan” itself. These Contracts will be endorsed, if necessary, to comply with federal and state legislation governing such plans, and such endorsements may alter certain Contract provisions described in this prospectus. Refer to the Contracts and any endorsements for more complete information.
Because the underlying tax-favored retirement plan itself provides tax deferral, whether or not a variable annuity is purchased, you should consider whether the features and benefits unique to variable annuities are appropriate for your needs when purchasing a Qualified Contract.
Federal Income Tax Considerations
Introduction
The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax advisor. No attempt is made to consider any applicable state tax or other tax laws, or to address any federal estate, or state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Contract.
When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money—generally for retirement purposes. If you invest in a variable annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your contract is called a Qualified Contract. If your annuity is independent of any formal retirement or pension plan, it is termed a Non-Qualified Contract. The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.
Under current federal income tax law, the taxable portion of distributions under qualified plans (including IRAs) is subject to ordinary income tax and, if made prior to age 59 1⁄2, a federal tax penalty may apply.
Owner Control. In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Contracts, we believe that the Owner of a Contract should not be treated as the owner of the separate account assets. We reserve the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Contracts from being treated as the owners of the underlying separate account assets
Taxation of Non-Qualified Contracts
Non-Natural Person.    If a non-natural person, e.g., a corporation, partnership, trust (other than a trust holding the contract as an agent of a natural person), or other entity owns a Non-Qualified Contract, the taxpayer generally must include in income any increase in the excess of the account value over the investment in the Contract (generally, the premiums or other consideration paid for the Contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.
Naming a non-natural person, such as a trust or estate, as a designated beneficiary may eliminate the ability to stretch the payment over an individual’s life or life expectancy and may also eliminate the ability to continue these benefits beyond the otherwise allowed payout period under the Code. If a non-natural person, such as a trust, is the owner of a Non-Qualified contract, the distribution on death rules under the Internal Revenue Code may generally require treating the primary Beneficiary as the Owner thereby commencing payments earlier than expected impacting the usefulness of the death benefits.

The following discussion generally applies to Contracts owned by natural persons.
Withdrawals.    When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the account value immediately before the distribution over the Owner’s investment in the Contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner’s investment in the Contract.
It is conceivable that charges for certain optional benefits under a variable annuity contract, such as any enhanced death benefit in excess of the Standard Death Benefit, may be considered as deemed distributions subject to immediate taxation. The Issuer currently intends to treat these charges as an intrinsic part of the annuity contract and does not tax report these as taxable income. However, it is possible that this may change in the future if we determine that this is required by the IRS. If so, the charge could also be subject to a 10% penalty tax if the taxpayer is under age 59 1⁄2.
The tax treatment of withdrawals under such a benefit is also uncertain. It is conceivable that the amount of potential gain could be determined based on the remaining guaranteed minimum withdrawal benefit base at the time of the withdrawal if greater than the Contract Value (prior to surrender charges). This could result in a greater amount of taxable income in certain cases. In general, at the present time, the Issuer intends to tax report such withdrawals using the gross Contract Value rather than the remaining Benefit Base to determine gain. However, in cases where the maximum permitted withdrawal in any year under the GMWB exceeds the gross Contract Value, the portion of the withdrawal treated as taxable gain (not to exceed the amount of the withdrawal) should be measured as the difference between the maximum permitted withdrawal amount under this benefit and the remaining after-tax basis immediately preceding the withdrawal. Consult your tax adviser prior to selecting any optional benefit under the Contract.
Penalty Tax on Certain Withdrawals.    In the case of a distribution (or a deemed distribution) from a Non-Qualified Contract, there may be imposed a federal tax penalty (in addition to ordinary income tax) equal to 10% of the amount treated as income. In general, however, there is no penalty on distributions:
•	made on or after the taxpayer reaches age 59 1⁄2;
•	made on or after the death of an Owner;
•	attributable to the taxpayer’s disability;
•	made as part of a series of substantially equal periodic payments (at least annually) for the life (or life expectancy) of the taxpayer or the joint lives (or life expectancies) of the taxpayer and his or her designated beneficiary; or
•	under certain immediate annuities providing for substantially equal payments made at least annually and where the annuity date is no later than one year from the date of purchase.
Other exceptions may be applicable under certain circumstances and special rules apply or may become applicable in connection with the exceptions enumerated above. Also, additional exceptions apply to distributions from a Qualified Contract. You should consult a tax adviser with regard to exceptions from the penalty tax. The 10% additional tax penalty is in addition to any other penalties that may apply under your Contract and the normal income taxes due on the distribution. If you receive systematic withdrawals or any other payments that you intend to qualify for the “substantially equal periodic payments” exception noted above, any modifications (except due to death or disability) to your payments before age 59 1⁄2 or within five years after beginning these payments, whichever is later, will result in the retroactive imposition of the 10% federal income tax penalty with interest. Such modifications may include but are not limited to additional purchase payments to the Contract (including tax-free transfers or rollovers) and additional withdrawals from the Contract. You should consult with your tax adviser.
Annuity Payments.    Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed, and the remainder is taxed as ordinary income. The non-taxable portion of any annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

Once annuity payments commence, you may not be able to transfer to another non-qualified annuity contract as part of a tax-free section 1035 exchange.
In general, the amount of each payment under a variable annuity payment option that can be excluded from federal income tax is the remaining after-tax cost in the amount annuitized at the time such payments commence, divided by the number of expected payments, subject to certain adjustments. No deduction is permitted for any excess of such excludable amount for a year over the annuity payments actually received in that year. However, you may elect to increase the excludable amount attributable to future years by a ratable portion of such excess. Consult your tax advisor as to how to make such election and also as to how to treat the loss due to any unrecovered investment in the contract when the income stream is terminated.
The federal income tax treatment of an annuity payment option that contains a commutation feature (a feature that allows the Owner to receive a lump sum of the present value of future annuity payments) is uncertain. Specifically, it is possible that (a) all payments made under the annuity payment option will be taxed as withdrawals, on an income-first basis, rather than as annuity payments, a portion of which would be excludable from income as a return of investment in the contract, or (b) the ability to fully recover the investment in the contract over the annuity payment period may be limited due to the reduction or elimination of future annuity payments that would have each had an excludable amount.
Additionally, it is uncertain whether the exercise of a commutation feature under a joint and survivor variable life annuity payment option constitutes an exchange into a deferred annuity, thus requiring payout of any remaining interest in the deferred annuity within five years of an owner’s death (or the primary annuitant’s death where the owner is not a natural person) or over the designated beneficiary’s life (or over a period no longer than the beneficiary’s remaining life expectancy) with such payments beginning within 12 months of the date of death if an owner dies during the certain period for such payout option. Accordingly, we reserve the right to restrict the availability of the commutation feature or to require the value of all remaining income payments be paid to the designated beneficiary or to the surviving joint annuitant, as the case may be, in a lump sum after proof of an owner’s death (or of a primary annuitant’s death, where the owner is not a natural person) during the certain period to comply with these tax law requirements.
Annuity income payments and amount received on the exercise of a withdrawal or partial withdrawal from an annuity option under your non-qualified contract may not be transferred in a tax-free exchange into another annuity contract. In accordance with our procedures, such amounts will instead be taxable under the rules for annuity income payments or withdrawals, whichever is applicable.
Additionally, if you are under age 59 1⁄2 at the time annuity income payments commence and intend the annuity income payments to constitute an exception to the 10% penalty tax, any attempt to make a tax-free transfer or rollover (whether for non-qualified or qualified annuities) prior to the later of (a) age 59 1⁄2, or (b) five years after annuity income payments commence, will generally invalidate the exception and subject you to additional penalties and interest.
The IRS has not furnished explicit guidance as to how the excludable amount is to be determined each year under variable income annuities that permit transfers between investment subaccounts after the annuity starting date. Consult your own tax advisor.
Partial Annuitization.    Starting in 2011, if your Contract allows and you elect to apply less than the entire Contract Value to a pay-out option provided under the Contract (“partial annuitization”), an exclusion ratio will apply to the annuity payments you receive, provided the payout period is 10 years or more, or for the life of one or more individuals. Your after-tax purchase payments in the Contract will be allocated pro rata between the annuitized portion of the Contract and the portion that remains deferred. Consult your tax adviser prior to partially annuitizing your contract.
Taxation of Death Benefit Proceeds.    Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payout option, they are taxed in the same way as annuity payments. See the Statement of Additional Information as well as “Payment on Death Prior to Annuitization” in this prospectus for a general discussion on the federal income tax rules applicable to how death benefits must be distributed.
Transfers, Assignments or Exchanges of a Contract.    Where otherwise permitted under the terms of the Contract, a transfer or assignment of ownership of a Contract, the designation or change of an annuitant, the selection of certain maturity dates, or the exchange of a Contract may result in certain adverse tax consequences to you that are not discussed herein. An owner contemplating any such transfer, assignment, exchange, or event should consult a tax advisor as to the tax consequences.
Withholding.    Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.
Multiple Contracts.    The tax law provides deferred annuities issued after October 21, 1988 by the same insurance company or an affiliate in the same calendar year to the same owner are combined for tax purposes. As a result, a greater portion of your withdrawals may be considered taxable income than you would otherwise expect. Please consult your tax advisor.
3.8% Tax on Net Investment Income. Federal tax law imposes a 3.8% Net Investment Income tax on the lesser of
1.  the taxpayer’s “net investment income,” (from nonqualified annuities, interest, dividends, etc., offset by specified allowable deductions), or
2.   the taxpayer’s modified adjusted gross income in excess of a specified income threshold ($250,000 for married couples filing jointly or qualifying widows, $125,000 for married couples filing separately, and $200,000 for single filers).
“Net investment income” in Item 1 does not include distributions from tax-qualified plans (i.e., arrangements described in IRC §§401(a), 403(a), 403(b), 408, 408A or 457(b)), but such income will increase modified adjusted gross income in Item 2.
You should consult your tax advisor regarding the applicability of this tax to income you would receive under this annuity contract.
Further Information.    We believe that the Contracts will qualify as annuity contracts for federal income tax purposes and the above discussion is based on that assumption. Further details may be found in the Statement of Additional Information under the heading “Tax Status of the Contracts.”
Taxation of Qualified Contracts
The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.
Withdrawals.    In the case of a withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the “investment in the contract” to the individual’s total account balance or accrued benefit under the retirement plan. The “investment in the contract” generally equals the amount of any non-deductible purchase payments paid by or on behalf of any individual. In many cases, the “investment in the contract” under a Qualified Contract can be zero.
Penalty Tax on Certain Withdrawals.    A taxable withdrawal from a Qualified Contract which is subject to income tax may also be subject to a 10% federal income tax penalty for “early” distribution if taken prior to age 59 1⁄2, unless an exception applies. The penalty rate is 25% for SIMPLE IRA plan contracts if the withdrawal occurs within the first 2 years of your participation in the plan. Exceptions to the early distribution penalty for Qualified Contracts include withdrawals or distributions made:
•	on account of the taxpayer’s death or disability;
•	as part of a series of substantially equal periodic payments payable for the life (or life expectancy) or the joint lives (or joint life expectancies) of the taxpayer and his or her designated beneficiary and (in the case of certain employer-sponsored qualified plans) the taxpayer is separated from employment;
•	on separation from service after age 55. This rule does not apply to IRAs (including SEPs and SIMPLE IRAs);
•	pursuant to a qualified domestic relations order (“QDRO”). This rule does not apply to IRAs (including SEPs and SIMPLE IRAs);

•	to pay IRS levies (and made after December 31, 1999);
•	to pay deductible medical expenses; or
•	in the case of IRAs only, to pay for medical insurance (if the taxpayer is unemployed), qualified higher education expenses, or for a qualified first-time home purchase up to $10,000.
Other exceptions may be applicable under certain circumstances and special rules apply or may become applicable in connection with the exceptions enumerated above. You should consult your tax adviser to confirm whether an exception applies. If you receive systematic withdrawals or any other payments that you intend to qualify for the “substantially equal periodic payments” exception noted above, any modifications (except due to death or disability) to your payments before age 59 1⁄2 or within five years after beginning these payments, whichever is later, will result in the retroactive imposition of the 10% federal income tax penalty with interest. Such modifications may include but are not limited to additional purchase payments to the Contract (including tax-free transfers or rollovers) and additional withdrawals from the Contract. You should consult with your tax adviser.
Individual Retirement Accounts (IRA’s), as defined in Section 408 of the Internal Revenue Code (Code), permit individuals to make annual contributions of up to the lesser of the applicable dollar amount for the year (for 2022, $6,000 plus, for Owners age 50 or older, $1,000) or the amount of compensation includible in the individual’s gross income for the year. The contributions may be deductible in whole or in part, depending on the individual’s income. If contributions are being made under a SEP or SARSEP plan of your employer, additional amounts may be contributed as permitted by the Code and the terms of the employer’s plan. Distributions from certain retirement plans may be “rolled over” into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than non-deductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1⁄2 unless an exception applies. The IRS could conceivably take the position that the offering of death benefits in excess of the greater of (a) Contract Value or (b) return of premium (adjusted for prior distributions) adversely affects the qualification of the Contract as an IRA. Disqualification of the Contract as an IRA could result in the immediate taxation of amounts held in the Contract and the imposition of penalty taxes. The IRS has approved the original form of the traditional IRA endorsement and SIMPLE IRA endorsement for use with the Contract and certain riders, including riders providing for death benefits in excess of premiums paid. Please be aware that the IRA or Simple IRA Contract issued to you may differ from the form of the traditional IRA or Simple IRA approved by the IRS because of several factors such as different riders and state insurance requirements. Additionally, such approval as to the form of the contract by the IRS does not constitute any approval or endorsement as to the investment program thereunder.
SIMPLE IRA’s permit certain small employers to establish SIMPLE plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation up to $14,000 for 2022. Additional “catch-up contributions” may be made by individuals age 50 or over. The sponsoring employer is generally required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRA’s are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1⁄2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan.
Roth IRAs, as described in Code section 408A, permit certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax, and other special rules apply. The Owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1⁄2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.
Corporate pension and profit-sharing plans under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees. Adverse tax consequences to the retirement plan, the participant or both may result if the Contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Contract. The Contract has an enhanced death benefit that in some cases may exceed the greater of the premium payments or the account value.
Tax Sheltered Annuities under section 403(b) of the Code allow employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a contract that will provide an annuity for the employee’s retirement. These premium payments may be subject to FICA (social security) tax. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the close of the last year beginning before January 1, 1989, are not allowed prior to age 59 1⁄2, severance from employment, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties.
Under IRS regulations adopted in 2007, employers must meet certain requirements in order for their employees’ annuity contracts that fund these programs to retain a tax-deferred status under 403(b). These regulations were generally effective January 1, 2009. Prior to the 2007 rules, transfers of one annuity contract to another would not result in a loss of tax-deferred status under 403(b) under certain conditions (so-called “90-24 transfers”). The 2007 regulations have the following effect regarding transfers: (1) a newly issued contract funded by a transfer which is completed after September 24, 2007, is subject to the employer requirements referred to above; (2) additional purchase payments made after September 24, 2007, to a contract that was funded by a 90-24 transfer on or before September 24, 2007, may subject the contract to this new employer requirement.
In consideration of these regulations, the Contract is no longer available for purchase as a transfer. If your Contract was issued previously in a 90-24 transfer completed on or before September 24, 2007, we urge you to consult with your tax advisor prior to making additional purchase payments.
Eligible Section 457(b) Plans, while not actually providing for a qualified plan as that term is normally used, provides for certain eligible deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. The Contract can be used with such plans. Under such plans a participant may specify the form of investment in which his or her participation will be made. Under a non-governmental plan, all such investments, however, are owned by and are subject to, the claims of the general creditors of the sponsoring employer (which must be a tax-exempt entity under Section 501(c) of the Code). In general, all amounts received under a non-governmental Section 457(b) plan are taxable and are subject to federal income tax withholding as wages.
Death Benefits.    For Contracts purchased in connection with Qualified Plans under Section 401(a) or TSA Plans under Section 403(b), certain death benefits could conceivably be characterized as an incidental benefit, the amount of which is limited in certain pension or profit-sharing plans. Because the death benefit in certain cases may exceed this limitation, employers using the Contract in connection with such plans should consult their tax adviser.
The death benefit in a Qualified Contract is taxable to the recipient in the same manner as if paid to the contract Owner or plan participant (under the rules for withdrawals or income payments, whichever is applicable).
Required Minimum Distribution (“RMD”) amounts are required to be distributed from a Qualified annuity Contract (including a contract issued as a Roth IRA) following your death. Congress recently changed the RMD rules for individuals who die after 2019. The after-death RMD rules are complex, and you should consult your tax adviser about how they may apply to your situation.
Effective January 1, 2020, when an IRA owner or participant in a defined contribution plan dies, any remaining interest generally must be distributed within 10 years (or in some cases five years) after their death, unless an exception applies. An exception permits an “eligible designated beneficiary” to take distributions over life or a period not exceeding life expectancy, subject to special rules and limitations. An “eligible designated beneficiary” includes: the IRA owner/participant’s spouse or minor child (until the child reaches age of majority), certain disabled or chronically ill individuals, and an individual who is not more than 10 years younger than the IRA owner/participant. We may limit any payment option over life, or period not exceeding life expectancy, to certain categories of eligible designed beneficiary.

Generally, distributions under this exception must start by the end of the year following your death. However, if your surviving spouse is the sole designated beneficiary, distributions may generally be delayed until December 31 of the year you would have attained age 72 (age 70 1⁄2, if you were born on or before June 30, 1949), if your contract permits.
If you die after Annuity Payments have already begun under a Qualified Contract, any remaining payments under the contract also must be made in accordance with the RMD rules. In some cases, those rules may require that the remaining payments be made over a shorter period than originally elected or otherwise adjusted to comply with the tax law.
If your surviving spouse is the sole designated beneficiary of your Traditional or Roth IRA, then your surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.
Your designated Beneficiary is the person to whom benefit rights under the contract pass by reason of death. The Beneficiary generally must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Different tax rules may apply if your Beneficiary is not a natural person, such as your estate.
Your spouse may be able to roll over the death proceeds into another eligible retirement plan in which he or she participates, if permitted under the receiving plan, or he or she may elect to roll over the death proceeds into his or her own IRA, or he or she may elect to transfer the death proceeds into an inherited IRA.
If your Beneficiary is not your spouse and your plan and contract permit, your Beneficiary may be able to roll over the death proceeds via a direct trustee-to-trustee transfer into an inherited IRA. However, a non-spouse Beneficiary may not treat the inherited IRA as his or her own IRA.
Additionally, for contracts issued in connection with qualified plans subject to ERISA, the spouse or ex-spouse of the participant may have rights in the contract. In such a case, the participant may need the consent of the spouse or ex-spouse to change annuity options or make a withdrawal from the contract.
Required Minimum Distributions (“RMDs”) During the Owner’s Life.    Qualified Contracts (including contracts issued under Section 457(b) plans) have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement, or consult a tax adviser for more information about these distribution rules. Failure to meet such rules generally results in the imposition of a 50% excise tax on the amount which should have been, but was not, distributed.
Generally, you must begin receiving RMD amounts from your Qualified Contract by the Required Beginning Date. Generally, for retirement plans, the “Required Minimum Date” is April 1 following the later of:
(a) the calendar year in which you reach age 72 (age 70 1⁄2, if you were born on or before June 30, 1949), or
(b) the calendar year you retire, provided you do not own more than 5% of the outstanding stock, capital, or profits of your employer.
For IRAs (including SEPs and SIMPLEs), the Required Beginning Date by which you must begin receiving withdrawals is the year in which you attain age 72 (age 70 1⁄2, if you were born on or before June 30, 1949), even if you have not retired, taking your first distribution no later than April 1 of the year after you reach age 72 (age 70 1⁄2, if you were born on or before June 30, 1949).
For all subsequent years, including the first year in which you took your RMD by April 1, you must take the required minimum distribution for the year by December 31st. This will require you to take two distributions in the same calendar year if you wait to take your first distribution until April 1 of the year after attaining age 72 (age 70 1⁄2, if you were born on or before June 30, 1949).
A tax penalty of 50% applies to the shortfall of any required minimum distribution you fail to receive.
You may not satisfy minimum distributions for one employer’s qualified plan (e.g., 401(a), 403(a), 457(b)) with distributions from another qualified plan of the same or a different employer. However, an aggregation rule does apply in the case of IRAs (including SEP and SIMPLE IRAs) or 403(b) plans. The minimum required distribution is calculated with respect to each IRA, but the aggregate distribution may be taken from any one or more of your IRAs/SEPs. Similarly, the amount of required minimum distribution is calculated separately with respect to each 403(b) arrangement, but the aggregate amount of the required distribution may be taken from any one or more of your 403(b) plan contracts. For SIMPLE IRAs, the aggregate amount of the required distribution may be taken from any one or more of your SIMPLE IRAs.

The regulations also require that the value of benefits under a deferred annuity including certain death benefits in excess of contract value must be added to the amount credited to your account in computing the amount required to be distributed over the applicable period. We will provide you with additional information regarding the amount that is subject to minimum distribution under this rule. You should consult your own tax adviser as to how these rules affect your own distribution under this rule.
If you intend to receive your minimum distributions in the form of Annuity Payments that are payable over the joint lives of you and a Beneficiary or over a guaranteed duration of more than 10 years, be advised that federal tax law may require that, after your death, any remaining payments be made over a shorter period or be reduced after your death to satisfy the RMD rules and avoid the 50% excise tax. Other complex rules also apply to RMDs taken in the form of Annuity Payments. You should consult your own tax adviser as to how these rules affect your own contract.
Required minimum distribution rules that apply to other types of IRAs while you are alive do not apply to Roth IRAs. However, in general, the IRA post-death rules with respect to minimum distributions apply to beneficiaries of Roth IRAs.
Witholding.    Distributions from Qualified Contracts generally are subject to withholding for the Owner’s federal income tax liability. The withholding rate varies according to the type of distribution and the Owner’s tax status. The Owner will be provided the opportunity to elect not to have tax withheld from distributions.
“Eligible rollover distributions” from section 401(a), 403(a), 403(b) and governmental Section 457(b) plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution to an employee (or employee’s spouse or former spouse as beneficiary or alternate payee) from such a plan, except certain distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, if the employee chooses a “direct rollover” from the plan to a tax-qualified plan, IRA or tax sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions. Effective March 28th 2005, certain mandatory distributions made to participants in an amount in excess of $1,000 must be rolled over to an IRA designated by the Plan, unless the participant elects to receive it in cash or roll it over to a different IRA or eligible retirement plan of his or her own choosing. General transitional rules apply as to when plans have to be amended. Special effective date rules apply for governmental plans and church plans.
Other Tax Issues
Tax Credits and Deductions.    We may be entitled to certain tax benefits related to the assets of the Variable Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Variable Account or to Contract Owners since the Company is the owner of the assets from which the tax benefits are derived.
Guaranteed Benefits.    If you have purchased the Guaranteed Withdrawal Benefit or Enhanced Guaranteed Withdrawal Benefit, note the following:
The tax treatment of withdrawals under such a benefit is uncertain. It is conceivable that the amount of potential gain could be determined based on the remaining amounts guaranteed to be available for withdrawal at the time of the withdrawal if greater than the Contract Value (prior to Withdrawal Charges). This could result in a greater amount of taxable income in certain cases. In general, at the present time, we intend to tax report such withdrawals using the Contract Value rather than the remaining benefit to determine gain. However, in cases where the maximum permitted withdrawal in any year under any version of the Guaranteed Withdrawal Benefit exceeds the Contract Value, the portion of the withdrawal treated as taxable gain (not to exceed the amount of the withdrawal) should be measured as the difference between the maximum permitted withdrawal amount under the benefit and the remaining after-tax basis immediately preceding the withdrawal.
We reserve the right to change its tax reporting practices where we determine that it is not in accordance with IRS guidance (whether formal or informal).
Commutation Features Under Annuity Payment Options. Please be advised that the tax consequences resulting from the election of an annuity payment option containing a commutation feature (a feature that allows the Owner to receive a lump sum of the present value of future annuity payments) is uncertain and the IRS may determine that the taxable amount of the annuity payments and withdrawals received for any year could be greater than or less than the taxable amount reported by the Company. The exercise of the commutation feature also may result in adverse tax consequences including:
•	The imposition of a 10% penalty tax on the taxable amount of the commuted value, if the taxpayer has not attained age 59 1⁄2 at the time the withdrawal is made. This 10% penalty tax is in addition to the ordinary income tax on the taxable amount of the commuted value.
•	The retroactive imposition of the 10% penalty tax on annuity payments received prior to the taxpayer attaining age 59 1⁄2.
•	The possibility that the exercise of the commutation feature could adversely affect the amount excluded from federal income tax under any annuity payments made after such commutation.
See also the discussion of commutation features under “Annuity Payments.” A payee should consult with his or her own tax advisor prior to electing to annuitize the contract and prior to exercising any commutation feature under an annuity payment option.
Federal Estate Taxes.    While no attempt is being made to discuss the federal estate tax implications of the Contract, you should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.
Generation-skipping transfer tax.    Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.
Annuity purchases by nonresident aliens and foreign corporations.    The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.
Puerto Rico Tax Considerations.    The Puerto Rico Internal Revenue Code of 2011 (the “2011 PR Code”) taxes distributions from non-qualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 2011 PR Code first as a return of investment. Therefore, a substantial portion of the amounts distributed generally will be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. The amount of income on annuity distributions (payable over your lifetime) is also calculated differently under the 2011 PR Code. Since the U.S. source income generated by a Puerto Rico bona fide resident is subject to U.S. income tax and the Internal Revenue Service issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 2011 PR Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with your tax advisor regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize if you are a resident of Puerto Rico.
Possible Tax Law Changes
Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion as tax advice.
Voting Rights
We are the legal owner of the Eligible Fund shares held in the Variable Account and have the right to vote those shares at meetings of the Eligible Fund shareholders. However, to the extent required by federal securities law, we will give you, as Contract Owner, the right to instruct us how to vote the shares that are attributable to your Contract.
Prior to annuitization, we determine the number of votes on which you have a right to instruct us, on the basis of your percentage interest in a subaccount and the total number of votes attributable to the subaccount. After annuitization, the number of votes attributable to your Contract is determined on the basis of the reserve for your future annuity payments and the total number of votes attributable to the subaccount. After annuitization the votes attributable to your Contract decrease as reserves underlying your Contract decrease.
We will determine, as of the record date, if you are entitled to give voting instructions and the number of shares as to which you have a right of instruction. If we do not receive timely instructions from you, we will vote your shares for, against, or withheld from voting on any proposition in the same proportion as the shares held in that subaccount for all policies or contracts for which we have received voting instructions.
We will vote for Eligible Fund shares held in our general investment account (or any unregistered separate account for which voting privileges are not given) in the same proportion as the aggregate of (i) the shares for which we received voting instructions and (ii) the shares that we vote in proportion to such voting instructions.
The effect of this proportional voting is that a small number of Contract Owners may control the outcome of a vote.
Distribution of the Contracts
We have entered into a distribution agreement with Our affiliate, Brighthouse Securities, LLC (“Distributor”), for the distribution and sale of the Contracts. Both the Company and Distributor are indirect, wholly-owned subsidiaries of BHF. Distributor's principal executive offices are located at 11225 North Community House Road, Charlotte, NC 28277. Distributor enters into selling agreements with unaffiliated broker-dealers (“selling firms”) for the sale of the Contracts. Distributor is a member of the Financial Industry Regulatory Authority (FINRA). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.
We pay commissions to Distributor for sales of the Contracts by selling firms. We also pay amounts to Distributor that may be used for its operating and other expenses, including the following sales expenses: compensation and bonuses for Distributor’s management team and other expenses of distributing the Contracts. Distributor’s management team and registered representatives also may be eligible for non-cash compensation items that we may provide jointly with Distributor. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items.
Each of the Eligible Funds make payments to the Company and/or Distributor under their distribution plans in consideration of services provided and expenses incurred by Distributor in distributing Fund shares (see the Eligible Fund prospectuses). These payments range from 0.15% to 0.55% of Variable Account assets invested in a particular Eligible Fund.
Selling firms receive commission payments for the products they sell and service. With respect to the Contract, these payments are up to 7.50% of each purchase payment, and, starting as early as the second Contract Year, up to 1.14% of the Contract Value each year the Contract is in force. We do not currently but reserve the right to pay lower commissions on purchase payments allocated to the Fixed Account and/or Guaranteed Account than we do for purchase payments allocated to the Variable Account. All or a portion of these payments may be returned if the Contract is not continued through the first Contract Year. Commissions may also be paid if the Contract is annuitized. The amount of commissions payable upon annuitization depends on several factors, including the number of years the Contract has been in force.

Selling firm representatives and their managers may also be eligible for additional cash compensation, such as bonuses and, expense allowances (that may be tied to sales of specific products), equity awards (such as stock options), training allowances, supplemental compensation, product level add-ons controlled at the local and company levels, financing arrangements, special loan repayment options, marketing support, medical and other insurance benefits, and retirement benefits and other benefits.
The commissions payable for Contract sales by selling firms will not exceed that described above. Selling firms pay their sales representatives all or a portion of the commissions received for their sales of Contracts; some firms may retain a portion of commissions.
A portion of the payments made to selling firms may be passed on to their sales representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Contract.
Commissions and other incentives or payments described above are not charged directly to Contract Owners or the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Contract.
REPLACEMENT OF Contracts
Exchange Programs. From time to time we may offer programs under which certain fixed or variable annuity contracts previously issued by us or one of our affiliates may be exchanged for the Contracts offered by this prospectus. Currently, with respect to exchanges from certain of our variable annuity contracts to this Contract, an existing contract is eligible for exchange if a withdrawal from, or surrender of, the contract would not trigger a Withdrawal Charge. The account value of this Contract attributable to the exchanged assets will not be subject to any Withdrawal Charge or be eligible for the Enhanced Dollar Cost Averaging (EDCA) program. Any additional purchase payments contributed to the new Contract will be subject to all fees and charges, including the Withdrawal Charge described in this prospectus. You should carefully consider whether an exchange is appropriate for you by comparing the death benefits, living benefits, and other guarantees provided by the contract you currently own to the benefits and guarantees that would be provided by the new Contract offered by this prospectus. Then, you should compare the fees and charges (e.g., the death benefit charges, the living benefit charges, and the mortality and expense charge) of your current contract to the fees and charges of the new Contract, which may be higher than your current contract. The programs we offer will be made available on terms and conditions determined by us, and any such programs will comply with applicable law. We believe the exchanges will be tax-free for federal income tax purposes; however, you should consult your tax adviser before making any such exchange.
Other Exchanges. Generally you can exchange one variable annuity contract for another in a tax-free exchange under Section 1035 of the Code. Before making an exchange, you should compare both annuities carefully. If you exchange another annuity for the one described in this prospectus, unless the exchange occurs under one of our exchange programs as described above, you might have to pay a surrender charge on your old annuity and there will be a new surrender charge period for this contract. Other charges might be higher (or lower) and the benefits may be different. Also, because we will not issue the new annuity Contract until we have received the initial premium from your existing insurance company, the issuance of the Contract may be delayed. Generally, it is not advisable to purchase a Contract as a replacement for an existing variable annuity contract. Before you exchange another annuity for our Contract, ask your financial representative whether the exchange would be advantageous, given the contract features, benefits and charges.
The Operation of the Fixed Account
The Contract has a Fixed Account option in states that have approved this option. You may allocate net purchase payments and may transfer Contract Value in the Variable Account to the Fixed Account, which is part of our general account. The Fixed Account offers diversification to a variable annuity contract, allowing you to protect principal and earn a guaranteed rate of interest. The Fixed Account is not available to Contracts purchased after May 1, 2003 for which the C Class has been selected or for any Contracts which are purchased on or after that date in the state of New York if the GMIB I or GMIB II has been selected. The Fixed Account is also not available for Contracts purchased in the state of New York if the optional Guaranteed Withdrawal Benefit is selected. The Fixed Account is not available if the GMIB Plus I or GMAB is selected.

Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, and neither the Fixed Account nor the general account has been registered as an investment company under the Investment Company Act of 1940. Therefore, neither the general account, the Fixed Account nor any interests therein are generally subject to the provisions of these Acts, and we have been advised that the staff of the Securities and Exchange Commission does not review disclosures relating to the general account. Disclosures regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.
Our general account consists of all assets owned by us other than those in the Variable Account and the Company’s other separate accounts. We have sole discretion over the investment of assets in the general account, including those in the Fixed Account. You do not share in the actual investment experience of the assets in the Fixed Account. Instead, we guarantee that we will credit Contract Values in the Fixed Account with interest at an annual rate that will not be less than the greater of 1.0% or the minimum rate required by your state. We are not obligated to credit interest at a higher rate, although we have sole discretion to do so. We will credit Contract Values in the Fixed Account with interest daily. We also reserve the right to restrict transfers or purchase payments into the Fixed Account if we are paying an interest rate on the Fixed Account equivalent to our guaranteed minimum interest rate indicated in your Contract or if the total Contract Value in the Fixed Account exceeds such maximum amount(s) that we establish from time to time. Currently, there is no limit; we will notify you of any such maximum allocation limit. You can also contact us or consult your financial representative for our current limits.
Currently, any purchase payment or portion of Contract Value you allocate to the Fixed Account will earn interest at an annual rate we determine for that deposit for a 12-month period. At the end of each succeeding 12-month period, we will determine the interest rate that will apply to that deposit plus the accrued interest for the next 12 months. This renewal rate may differ from the interest rate that is applied to new deposits on that same day.
Contract Value and Fixed Account Transactions
A Contract’s total Contract Value will include its Contract Value in the Variable Account, in the Fixed Account, or in the Company’s general account (but outside the Fixed Account).
Amounts you surrender from the Fixed Account will be on a “first-in, first-out” basis. The amounts you allocate to the Fixed Account are subject to the same rights and limitations as in the Variable Account regarding withdrawals and partial withdrawals. Special limits, however, apply to transfers involving the Fixed Account (see below). Unless you request otherwise, any partial withdrawal you make will reduce the Contract Value in the subaccounts of the Variable Account and the Fixed Account, proportionately.
We limit the amount of Contract Value which you may transfer from the Fixed Account, except with our consent to the greater of (i) 25% of Contract Value in the Fixed Account at the end of the first day of the Contract Year, or (ii) the amount of Contract Value that you transferred from the Fixed Account in the prior Contract Year. However, these limits do not apply to new deposits to the Fixed Account for which the dollar cost averaging program has been elected within 30 days from the date of deposit. Amounts you transfer to the subaccounts from the Fixed Account will be on a “last-in, first-out” basis. No transfers to the Fixed Account are allowed for 180 days after the date of a transfer out of the Fixed Account and we reserve the right to restrict purchase payments to the Fixed Account during this period. Currently we are not imposing the restrictions on transfers out of the Fixed Account but we have the right to reimpose them at any time. You should be aware that it may take a while (even if you make no additional purchase payments or transfers into the Fixed Account) to make a complete transfer of your balance from the Fixed Account if transfer restrictions are imposed. It is important to consider when deciding to invest in the Fixed Account whether the transfer restrictions fits your risk tolerance and time horizon. See the Statement of Additional Information.
We will deduct the annual Contract Administrative Fee entirely from the Contract Value in the Variable Account, and not from the Contract Value in the Fixed Account.
For more information on the Fixed Account please refer to the Statement of Additional Information.

Legal Proceedings
In the ordinary course of business, NELICO, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.
It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, NELICO does not believe any such action or proceeding will have a material adverse effect upon the Variable Account or upon the ability of Distributor to perform its contract with the Variable Account or of NELICO to meet its obligations under the Contracts.
Financial Statements
Our financial statements and the financial statements of the Variable Account have been included in the Statement of Additional Information.

APPENDIX A
Eligible Funds Available Under the Contract
The following is a list of Eligible Funds under the Contract. More information about the Eligible Funds is available in the prospectuses for the Eligible Funds, which may be amended from time to time and can be found online at https://dfinview.com/BHF/TAHD/BHF1. You can also request this information at no cost by calling 1-888-243-1932 or sending an email request to rcg@brighthousefinancial.com. Depending on the optional benefits you chose, you may not be able to invest in certain Eligible Funds.  See Appendix B:Eligible Funds Available Under the Benefits Offered Under the Contract.
The current expenses and performance information below reflects fees and expenses of the Eligible Funds, but do not reflect the other fees and expenses that your Contract may charge, such as Platform Charges (also referred to as an additional Mortality and Expense Risk Charge in your Contract). Expenses would be higher and performance would be lower if these other charges were included. Each Eligible Fund’s past performance is not necessarily an indication of future performance.
Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Platform Charge§	Current Expenses + Platform Charge	Average Annual Total Returns (as of 12/31/2021)
					1 Year	5 Year	10 Year
Seeks long-term growth of capital.	American Funds Global Small Capitalization Fund — Class 2# Capital Research and Management CompanySM	0.90%	0.25%	1.15%	6.74%	15.45%	12.51%
Seeks growth of capital.	American Funds Growth Fund — Class 2 Capital Research and Management CompanySM	0.60%	0.25%	0.85%	21.97%	25.43%	19.71%
Seeks long-term growth of capital and income.	American Funds Growth-Income Fund — Class 2 Capital Research and Management CompanySM	0.54%	0.25%	0.79%	24.10%	16.39%	15.42%
Seeks as high a level of current income as is consistent with the preservation of capital.	American Funds The Bond Fund of America — Class 2# Capital Research and Management CompanySM	0.45%	0.25%	0.70%	-0.31%	4.25%	3.27%
Seeks capital appreciation and current income.	AB Global Dynamic Allocation Portfolio — Class B#* Brighthouse Investment Advisers, LLC Subadviser: AllianceBernstein L.P.	0.88%	None	0.88%	9.28%	7.67%	7.07%

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Platform Charge§	Current Expenses + Platform Charge	Average Annual Total Returns (as of 12/31/2021)
					1 Year	5 Year	10 Year
Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.	American Funds® Balanced Allocation Portfolio — Class C‡ Brighthouse Investment Advisers, LLC	0.97%	None	0.97%	12.14%	11.61%	10.22%
Seeks growth of capital.	American Funds® Growth Allocation Portfolio — Class C‡ Brighthouse Investment Advisers, LLC	1.01%	None	1.01%	15.91%	13.89%	12.35%
Seeks a high total return in the form of income and growth of capital, with a greater emphasis on income.	American Funds® Moderate Allocation Portfolio — Class C‡ Brighthouse Investment Advisers, LLC	0.94%	None	0.94%	9.64%	9.44%	8.33%
Seeks capital appreciation and current income.	BlackRock Global Tactical Strategies Portfolio — Class B#* Brighthouse Investment Advisers, LLC Subadviser: BlackRock Financial Management, Inc.	0.93%	None	0.93%	9.79%	7.76%	6.81%
Seeks growth of capital.	Brighthouse Asset Allocation 100 Portfolio — Class B‡ Brighthouse Investment Advisers, LLC	0.97%	None	0.97%	18.13%	14.64%	12.88%
Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.	Brighthouse Balanced Plus Portfolio — Class B* Brighthouse Investment Advisers, LLC Subadviser: Overlay Portion: Pacific Investment Management Company LLC	0.89%	None	0.89%	7.54%	10.39%	9.22%

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Platform Charge§	Current Expenses + Platform Charge	Average Annual Total Returns (as of 12/31/2021)
					1 Year	5 Year	10 Year
Seeks a high level of current income, while seeking preservation of shareholders’ capital.	Brighthouse/Franklin Low Duration Total Return Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Franklin Advisers, Inc.	0.72%	None	0.72%	0.28%	1.75%	1.78%
Seeks long-term capital appreciation.	Brighthouse/Wellington Large Cap Research Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.78%	None	0.78%	24.03%	17.85%	16.04%
Seeks total return through investment in real estate securities, emphasizing both capital appreciation and current income.	CBRE Global Real Estate Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: CBRE Investment Management Listed Real Assets LLC	0.87%	None	0.87%	34.42%	10.02%	9.01%
Seeks long-term capital appreciation.	Harris Oakmark International Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Harris Associates L.P.	1.01%	None	1.01%	8.44%	7.08%	8.73%
Seeks long-term capital appreciation.	Harris Oakmark International Portfolio — Class E† Brighthouse Investment Advisers, LLC Subadviser: Harris Associates L.P.	0.91%	None	0.91%	8.52%	7.18%	8.83%

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Platform Charge§	Current Expenses + Platform Charge	Average Annual Total Returns (as of 12/31/2021)
					1 Year	5 Year	10 Year
Seeks total return.	Invesco Balanced-Risk Allocation Portfolio — Class B#* Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	0.92%	None	0.92%	9.69%	7.47%	—
Seeks capital appreciation.	Invesco Global Equity Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	0.82%	None	0.82%	15.47%	18.14%	14.17%
Seeks long-term growth of capital.	Invesco Small Cap Growth Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Invesco Advisers, Inc.	1.05%	None	1.05%	6.93%	18.91%	16.63%
Seeks capital appreciation and current income.	JPMorgan Global Active Allocation Portfolio — Class B#* Brighthouse Investment Advisers, LLC Subadviser: J.P. Morgan Investment Management Inc.	0.97%	None	0.97%	9.64%	9.27%	—
Seeks high total investment return through a combination of capital appreciation and income.	Loomis Sayles Global Allocation Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	1.02%	None	1.02%	14.26%	14.24%	11.33%
Seeks long-term growth of capital.	Loomis Sayles Growth Portfolio — Class B Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	0.81%	None	0.81%	18.27%	16.29%	15.70%

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Platform Charge§	Current Expenses + Platform Charge	Average Annual Total Returns (as of 12/31/2021)
					1 Year	5 Year	10 Year
Seeks long-term growth of capital.	Loomis Sayles Growth Portfolio — Class E† Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	0.71%	None	0.71%	18.46%	16.41%	15.82%
Seeks a balance between growth of capital and current income, with a greater emphasis on growth of capital.	MetLife Multi-Index Targeted Risk Portfolio — Class B* Brighthouse Investment Advisers, LLC Subadviser: Overlay Portion: MetLife Investment Advisors, LLC	0.64%	None	0.64%	9.72%	8.82%	—
Seeks capital appreciation.	MFS ® Research International Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.89%	None	0.89%	11.71%	12.29%	8.45%
Seeks capital appreciation.	Morgan Stanley Discovery Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Morgan Stanley Investment Management Inc.	0.87%	None	0.87%	-10.78%	37.29%	20.60%
Seeks total return.	PanAgora Global Diversified Risk Portfolio — Class B#* Brighthouse Investment Advisers, LLC Subadviser: PanAgora Asset Management, Inc.	1.09%	None	1.09%	6.39%	8.60%	—

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Platform Charge§	Current Expenses + Platform Charge	Average Annual Total Returns (as of 12/31/2021)
					1 Year	5 Year	10 Year
Seeks maximum real return, consistent with preservation of capital and prudent investment management.	PIMCO Inflation Protected Bond Portfolio — Class B Brighthouse Investment Advisers, LLC Subadviser: Pacific Investment Management Company LLC	0.78%	None	0.78%	5.42%	5.15%	2.91%
Seeks maximum total return, consistent with the preservation of capital and prudent investment management.	PIMCO Total Return Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Pacific Investment Management Company LLC	0.72%	None	0.72%	-1.39%	3.89%	3.32%
Seeks capital appreciation and current income.	Schroders Global Multi-Asset Portfolio — Class B#* Brighthouse Investment Advisers, LLC Subadvisers: Schroder Investment Management North America Inc.; Schroder Investment Management North America Limited	0.92%	None	0.92%	11.42%	7.43%	—
Seeks growth of capital and income.	SSGA Growth and Income ETF Portfolio — Class B‡ Brighthouse Investment Advisers, LLC Subadviser: SSGA Funds Management, Inc.	0.76%	None	0.76%	13.38%	10.04%	8.47%
Seeks growth of capital.	SSGA Growth ETF Portfolio — Class B‡ Brighthouse Investment Advisers, LLC Subadviser: SSGA Funds Management, Inc.	0.79%	None	0.79%	17.60%	11.73%	10.03%

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Platform Charge§	Current Expenses + Platform Charge	Average Annual Total Returns (as of 12/31/2021)
					1 Year	5 Year	10 Year
Seeks long-term growth of capital.	T. Rowe Price Mid Cap Growth Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.95%	None	0.95%	14.98%	17.90%	16.28%
Seeks high total return by investing in equity securities of mid-sized companies.	Victory Sycamore Mid Cap Value Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Victory Capital Management Inc.	0.84%	None	0.84%	31.80%	12.47%	11.98%
Seeks a high level of current income, consistent with preservation of principal.	Western Asset Management Government Income Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company LLC	0.69%	None	0.69%	-1.97%	3.07%	2.29%
Seeks long-term growth of capital.	Baillie Gifford International Stock Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Baillie Gifford Overseas Limited	0.96%	None	0.96%	-0.99%	13.08%	9.70%
Seeks long-term growth of capital.	Baillie Gifford International Stock Portfolio — Class E† Brighthouse Investment Advisers, LLC Subadviser: Baillie Gifford Overseas Limited	0.86%	None	0.86%	-0.91%	13.18%	9.81%

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Platform Charge§	Current Expenses + Platform Charge	Average Annual Total Returns (as of 12/31/2021)
					1 Year	5 Year	10 Year
Seeks a competitive total return primarily from investing in fixed-income securities.	BlackRock Bond Income Portfolio — Class B Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.62%	None	0.62%	-0.69%	4.00%	3.60%
Seeks long-term growth of capital.	BlackRock Capital Appreciation Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.87%	None	0.87%	20.88%	25.13%	18.34%
Seeks long-term growth of capital.	BlackRock Capital Appreciation Portfolio — Class E† Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.77%	None	0.77%	21.02%	25.26%	18.46%
Seeks a high level of current income consistent with prudent investment risk and preservation of capital.	BlackRock Ultra-Short Term Bond Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: BlackRock Advisors, LLC	0.61%	None	0.61%	-0.45%	0.76%	0.39%
Seeks a high level of current income, with growth of capital as a secondary objective.	Brighthouse Asset Allocation 20 Portfolio — Class B#‡ Brighthouse Investment Advisers, LLC	0.85%	None	0.85%	3.69%	5.73%	5.03%
Seeks high total return in the form of income and growth of capital, with a greater emphasis on income.	Brighthouse Asset Allocation 40 Portfolio — Class B‡ Brighthouse Investment Advisers, LLC	0.85%	None	0.85%	7.42%	7.84%	7.10%

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Platform Charge§	Current Expenses + Platform Charge	Average Annual Total Returns (as of 12/31/2021)
					1 Year	5 Year	10 Year
Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.	Brighthouse Asset Allocation 60 Portfolio — Class B‡ Brighthouse Investment Advisers, LLC	0.88%	None	0.88%	10.90%	10.18%	9.20%
Seeks growth of capital.	Brighthouse Asset Allocation 80 Portfolio — Class B‡ Brighthouse Investment Advisers, LLC	0.92%	None	0.92%	14.71%	12.62%	11.26%
Seeks long-term capital growth.	Brighthouse/Artisan Mid Cap Value Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Artisan Partners Limited Partnership	1.00%	None	1.00%	26.59%	10.04%	10.72%
Seeks long-term capital growth.	Brighthouse/Artisan Mid Cap Value Portfolio — Class E† Brighthouse Investment Advisers, LLC Subadviser: Artisan Partners Limited Partnership	0.90%	None	0.90%	26.71%	10.15%	10.83%
Seeks long-term capital appreciation with some current income.	Brighthouse/Wellington Balanced Portfolio — Class B Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.76%	None	0.76%	13.73%	12.56%	11.36%
Seeks to provide a growing stream of income over time and, secondarily, long-term capital appreciation and current income.	Brighthouse/Wellington Core Equity Opportunities Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.85%	None	0.85%	24.11%	16.33%	14.46%

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Platform Charge§	Current Expenses + Platform Charge	Average Annual Total Returns (as of 12/31/2021)
					1 Year	5 Year	10 Year
Seeks to provide a growing stream of income over time and, secondarily, long-term capital appreciation and current income.	Brighthouse/Wellington Core Equity Opportunities Portfolio — Class E† Brighthouse Investment Advisers, LLC Subadviser: Wellington Management Company LLP	0.75%	None	0.75%	24.23%	16.44%	14.58%
Seeks maximum capital appreciation.	Frontier Mid Cap Growth Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Frontier Capital Management Company, LLC	0.95%	None	0.95%	14.38%	18.60%	15.20%
Seeks long-term growth of capital.	Jennison Growth Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Jennison Associates LLC	0.78%	None	0.78%	16.91%	27.14%	20.21%
Seeks long-term growth of capital.	Jennison Growth Portfolio — Class E† Brighthouse Investment Advisers, LLC Subadviser: Jennison Associates LLC	0.68%	None	0.68%	17.00%	27.26%	20.32%
Seeks long-term capital growth from investments in common stocks or other equity securities.	Loomis Sayles Small Cap Core Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	1.12%	None	1.12%	21.64%	11.67%	12.94%

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Platform Charge§	Current Expenses + Platform Charge	Average Annual Total Returns (as of 12/31/2021)
					1 Year	5 Year	10 Year
Seeks long-term capital growth from investments in common stocks or other equity securities.	Loomis Sayles Small Cap Core Portfolio — Class E† Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	1.02%	None	1.02%	21.77%	11.78%	13.06%
Seeks long-term capital growth.	Loomis Sayles Small Cap Growth Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Loomis, Sayles & Company, L.P.	1.11%	None	1.11%	9.74%	18.78%	15.50%
Seeks to track the performance of the Bloomberg U.S. Aggregate Bond Index.	MetLife Aggregate Bond Index Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LCC	0.52%	None	0.52%	-2.22%	3.05%	2.38%
Seeks to track the performance of the Standard & Poor’s MidCap 400® Composite Stock Price Index.	MetLife Mid Cap Stock Index Portfolio — Class B Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LCC	0.54%	None	0.54%	24.07%	12.52%	13.64%
Seeks to track the performance of the MSCI EAFE® Index.	MetLife MSCI EAFE® Index Portfolio — Class B Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LCC	0.63%	None	0.63%	10.48%	9.11%	7.56%

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Platform Charge§	Current Expenses + Platform Charge	Average Annual Total Returns (as of 12/31/2021)
					1 Year	5 Year	10 Year
Seeks to track the performance of the Russell 2000® Index.	MetLife Russell 2000® Index Portfolio — Class B Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LCC	0.55%	None	0.55%	14.23%	11.66%	12.92%
Seeks to track the performance of the Standard & Poor’s 500® Composite Stock Price Index.	MetLife Stock Index Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: MetLife Investment Management, LCC	0.51%	None	0.51%	28.04%	17.89%	15.97%
Seeks a favorable total return through investment in a diversified portfolio.	MFS ® Total Return Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.84%	None	0.84%	13.93%	9.61%	9.41%
Seeks capital appreciation.	MFS ® Value Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.82%	None	0.82%	25.30%	12.22%	13.42%
Seeks capital appreciation.	MFS ® Value Portfolio — Class E† Brighthouse Investment Advisers, LLC Subadviser: Massachusetts Financial Services Company	0.72%	None	0.72%	25.40%	12.34%	13.53%

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Platform Charge§	Current Expenses + Platform Charge	Average Annual Total Returns (as of 12/31/2021)
					1 Year	5 Year	10 Year
Seeks high total return, consisting principally of capital appreciation.	Neuberger Berman Genesis Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Neuberger Berman Investment Advisers LLC	1.03%	None	1.03%	18.12%	15.42%	13.92%
Seeks high total return, consisting principally of capital appreciation.	Neuberger Berman Genesis Portfolio — Class E† Brighthouse Investment Advisers, LLC Subadviser: Neuberger Berman Investment Advisers LLC	0.93%	None	0.93%	18.21%	15.54%	14.04%
Seeks long-term growth of capital.	T. Rowe Price Large Cap Growth Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.82%	None	0.82%	19.95%	23.08%	18.97%
Seeks long-term capital growth.	T. Rowe Price Small Cap Growth Portfolio — Class B Brighthouse Investment Advisers, LLC Subadviser: T. Rowe Price Associates, Inc.	0.74%	None	0.74%	11.36%	15.95%	15.61%
Seeks to maximize total return consistent with preservation of capital.	Western Asset Management Strategic Bond Opportunities Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company LLC	0.79%	None	0.79%	2.61%	5.30%	4.96%

Investment Objectives	Portfolio Company and Adviser/Sub-Adviser	Current Expenses	Platform Charge§	Current Expenses + Platform Charge	Average Annual Total Returns (as of 12/31/2021)
					1 Year	5 Year	10 Year
Seeks to maximize total return consistent with preservation of capital.	Western Asset Management Strategic Bond Opportunities Portfolio — Class E† Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company LLC	0.69%	None	0.69%	2.68%	5.39%	5.06%
Seeks to maximize total return consistent with preservation of capital and maintenance of liquidity.	Western Asset Management U.S. Government Portfolio — Class B# Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company LLC	0.73%	None	0.73%	-1.77%	2.22%	1.71%
Seeks to maximize total return consistent with preservation of capital and maintenance of liquidity.	Western Asset Management U.S. Government Portfolio — Class E† Brighthouse Investment Advisers, LLC Subadviser: Western Asset Management Company LLC	0.63%	None	0.63%	-1.60%	2.33%	1.82%
§	We reserve the right to impose a Platform Charge on any Fund option that we add in the future, not to exceed an annual rate of 0.25%.
#	Certain Eligible Funds and their investment advisers have entered into temporary expense reimbursements and/or fee waivers, which are reflected in the Current Expenses. Please see the Eligible Funds' prospectuses for additional information regarding these arrangements.
*	This Eligible Fund is managed in a way that is intended to minimize volatility of returns (referred to as a “managed volatility strategy”). See “Principal Risks of Investing in the Contract.”
‡	This Eligible Fund is a fund of funds and invests substantially all of its assets in other underlying funds. Because the Eligible Fund invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.
†	Class E shares of this portfolio are offered only for Contracts issued prior to May 1, 2004.

APPENDIX B
Eligible FundS Available Under the Benefits Offered Under the Contract
If you have elected an optional benefit under the Contract, your Contract may be subject to investment allocation restrictions, as reflected below. See “THE CONTRACTS – Investment Allocation Restrictions for Certain Riders” in the prospectus for more details. If your optional benefit is not included below, your Contract is not currently subject to any investment allocation restrictions.
Guaranteed Minimum Income Benefit Plus I or Lifetime Withdrawal Guarantee I
If you choose GMIB Plus I or LWG I rider, until the rider terminates, we will require you to allocate your purchase payments and Contract Value solely among the following investment options:
AB Global Dynamic Allocation Portfolio
American Funds® Balanced Allocation Portfolio
American Funds® Growth Allocation Portfolio
American Funds® Moderate Allocation Portfolio
BlackRock Global Tactical Strategies Portfolio
BlackRock Ultra-Short Term Bond Portfolio
Brighthouse Asset Allocation 20 Portfolio
Brighthouse Asset Allocation 40 Portfolio
Brighthouse Asset Allocation 60 Portfolio
Brighthouse Asset Allocation 80 Portfolio
Brighthouse Balanced Plus Portfolio
Invesco Balanced-Risk Allocation Portfolio
JPMorgan Global Active Allocation Portfolio
MetLife Aggregate Bond Index Portfolio
MetLife Multi-Index Targeted Risk Portfolio
PanAgora Global Diversified Risk Portfolio
Schroders Global Multi-Asset Portfolio
SSGA Growth and Income ETF Portfolio
SSGA Growth ETF Portfolio
Western Asset Management Government Income Portfolio

Guaranteed Minimum Income Benefit Plus II, Lifetime Withdrawal Guarantee II, the Enhanced Death Benefit
If you elect GMIB Plus II, the LWG II, or the Enhanced Death Benefit, you must comply with the following investment allocation restrictions. You must allocate according to either (A) or (B) below:
(A) You must allocate 100% of your purchase payments or Contract Value to the Fixed Account, and:
AB Global Dynamic Allocation Portfolio
American Funds® Balanced Allocation Portfolio
American Funds® Growth Allocation Portfolio[1]
American Funds® Moderate Allocation Portfolio
BlackRock Global Tactical Strategies Portfolio
BlackRock Ultra-Short Term Bond Portfolio
Brighthouse Asset Allocation 20 Portfolio
Brighthouse Asset Allocation 40 Portfolio
Brighthouse Asset Allocation 60 Portfolio
Brighthouse Asset Allocation 80 Portfolio[1]
Brighthouse Balanced Plus Portfolio
Invesco Balanced-Risk Allocation Portfolio
JPMorgan Global Active Allocation Portfolio
MetLife Multi-Index Targeted Risk Portfolio
PanAgora Global Diversified Risk Portfolio
Schroders Global Multi-Asset Portfolio
SSGA Growth and Income ETF Portfolio
SSGA Growth ETF Portfolio[1]

(B) You must allocate at least 30% of purchase payments or Contract Value to Platform I Eligible Funds and/or to the Fixed Account; up to 70% of purchase payments or Contract Value to Platform 2 Eligible Funds; up to 15% of purchase payments or Contract Value to Platform 3 Eligible Funds; and up to 15% of purchase payments or Contract Value to Platform 4 Eligible Funds.
For Contracts issued based on applications and necessary information received at our Annuity Administrative Office in Good Order before the close of the New York Stock Exchange on May 1, 2009, the following investment allocation restrictions apply under option (B): you must allocate at least 15% of purchase payments or Contract Value to Platform 1 Eligible Funds and/or to the Fixed Account and you may allocate up to 85% of purchase payments or Contract Value to Platform 2 Eligible Funds (the percentages for Platforms 3 and 4 are the same as those listed above).

Platform 1	Platform 2
A minimum of 30% of Purchase Payments or Account Value	A maximum of 70% of Purchase Payments or Account Value
American Funds The Bond Fund of America	AB Global Dynamic Allocation Portfolio
BlackRock Bond Income Portfolio	American Funds Growth Fund
BlackRock Ultra-Short Term Bond Portfolio	American Funds Growth-Income Fund
Brighthouse/Franklin Low Duration Total Return Portfolio	Baillie Gifford International Stock Portfolio
MetLife Aggregate Bond Index Portfolio	BlackRock Capital Appreciation Portfolio
PIMCO Inflation Protected Bond Portfolio	BlackRock Global Tactical Strategies Portfolio
PIMCO Total Return Portfolio	Brighthouse Asset Allocation 100 Portfolio
Western Asset Management Government Income Portfolio	Brighthouse Balanced Plus Portfolio
Western Asset Management U.S. Government Portfolio	Brighthouse/Wellington Balanced Portfolio
Brighthouse/Wellington Core Equity Opportunities Portfolio
Brighthouse/Wellington Large Cap Research Portfolio
Harris Oakmark International Portfolio
Invesco Balanced-Risk Allocation Portfolio
Invesco Global Equity Portfolio
Jennison Growth Portfolio
Loomis Sayles Growth Portfolio
MetLife MSCI EAFE® Index Portfolio
MetLife Multi-Index Targeted Risk Portfolio
MetLife Stock Index Portfolio
MFS ® Research International Portfolio
MFS ® Total Return Portfolio
MFS ® Value Portfolio
PanAgora Global Diversified Risk Portfolio
Schroders Global Multi-Asset Portfolio
T. Rowe Price Large Cap Growth Portfolio

Platform 3	Platform 4
A maximum of 15% of Purchase Payments or Account Value	A maximum of 15% of Purchase Payments or Account Value
Brighthouse/Artisan Mid Cap Value Portfolio	American Funds Global Small Capitalization Fund
Frontier Mid Cap Growth Portfolio	CBRE Global Real Estate Portfolio
MetLife Mid Cap Stock Index Portfolio	Invesco Small Cap Growth Portfolio
Morgan Stanley Discovery Portfolio	Loomis Sayles Small Cap Core Portfolio
T. Rowe Price Mid Cap Growth Portfolio	Loomis Sayles Small Cap Growth Portfolio
Victory Sycamore Mid Cap Value Portfolio	MetLife Russell 2000® Index Portfolio
Neuberger Berman Genesis Portfolio
T. Rowe Price Small Cap Growth Portfolio
1	Only available for Contracts issued based on applications and necessary information received in Good Order before the close of the New York Stock Exchange on May 1, 2009.

Guaranteed Minimum Accumulation Benefit
If you choose the Guaranteed Minimum Accumulation Benefit rider, until the rider terminates, we will require you to allocate your purchase payments and Contract Value solely to the following Eligible Funds:
Brighthouse Asset Allocation 40 Portfolio
Brighthouse Asset Allocation 60 Portfolio

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APPENDIX C
Consumer Tips
Dollar Cost Averaging
Dollar cost averaging allows you to take advantage of long-term stock market results. It does not guarantee a profit or protect against a loss. If you follow a program of dollar cost averaging on a long-term basis and the stock fund selected performs at least as well as the S&P 500 has historically, it is likely although not guaranteed that the price at which shares are withdrawn will be higher than the average cost per share.
Under dollar cost averaging you invest the same amount of money in the same professionally managed fund at regular intervals over a long period of time. Dollar cost averaging keeps you from investing too much when the price of shares is high and too little when the price is low. When the price of shares is low, the money invested buys more shares. When it is high, the money invested buys fewer shares. If you have the ability and desire to maintain this program over a long period of time (for example, 20 years), and the stock fund chosen follows the historical upward market trends, the price at which the shares are sold should be higher than their average cost. The price could be lower, however, if the fund chosen does not follow these historical trends.
If you are contemplating the use of dollar cost averaging, you should consider your ability to continue the ongoing purchases in order to take advantage of periods of low price levels.
Diversification
Diversifying investment choices can enhance returns, by providing a wider opportunity for safe returns, and reduce risks, by spreading the chance of loss. Holding a single investment requires a safe return because a loss may risk the entire investment. By diversifying, on the other hand, you can more safely take a chance that some investments will under-perform and that others will over-perform. Thus you can potentially earn a better-than-average rate of return on a diversified portfolio than on a single safe investment. This is because, although some of a diversified investment may be totally lost, some of the investment may perform at above-average rates that more than compensate for the loss.
Miscellaneous
Toll-free telephone service:	—	Fund transfers , address changes and changes of future purchase payment allocations can be made by calling 1-888-243-1932.

Written Communications:	—	All communications and inquiries regarding address changes, premium payments, billing, fund transfers, withdrawals, maturities and any other processing matters relating to your Contract should be directed to:
New England Life Insurance Company c/o Annuity Administrative Office P.O. Box 305075 Nashville, TN 37230-5075 Fax: (877) 246-8424

Internet Communications:	—	Fund transfers and future allocations can be made at www.brighthousefinancial.com
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APPENDIX D
Withdrawal Charge
The following example illustrates how the Withdrawal Charge would apply if the commuted value of amounts that have been placed under certain payment options is later withdrawn. As described in the prospectus in the section “Withdrawal Charge,” no Withdrawal Charge will apply for any Class of the Contract if at any time more than 30 days from the time we issued your Contract you apply the proceeds to a variable or fixed payment option involving a life contingency or, for a minimum specified period of 15 years, to either the Variable Income for a Specified Number of Years Option or the Variable Income Payments to Age 100 Option, or a comparable fixed option. However, if you later withdraw the commuted value of amounts placed under the variable payment options, we will deduct from the amount you receive a portion of the Withdrawal Charge for your Contract Class that was waived. Amounts applied to a fixed payment option may not be commuted. We base the waiver on the ratio of: (1) the number of whole months remaining on the date of withdrawal until the date when the Withdrawal Charge for your Contract Class would expire, to (2) the number of whole months that were remaining when you applied the proceeds to the option, until the date when the Withdrawal Charge for your Contract Class would expire.
As an example, assume that you apply $100,000 of Contract Value on a Standard Class Contract (net of any premium tax charge and Contract Administrative fee to the Variable Income for a Specified Number of Years Option for a 20 year period. Assume further that the proceeds are derived from a $30,000 purchase payment made ten years ago, a $30,000 purchase payment made exactly two years ago, and investment earnings, and that the Withdrawal Charge waived when you applied the proceeds to the payment option was $1,620. If the Payee surrenders the commuted value of the proceeds under option six months later, the Withdrawal Charge would be $1,458 (representing the $1,620 waived at annuitization multiplied by 54/60, where 54 is the number of whole months currently remaining until the Withdrawal Charge would expire, and 60 is the number of whole months that remained at the time of annuitization until the Withdrawal Charge would expire).
We calculate this amount in the same manner for each Class of Contract that imposes a Withdrawal Charge, using the Withdrawal Charge percentage applicable to that Class.
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APPENDIX E
Guaranteed Minimum Income Benefit (GMIB) Examples
The purpose of these examples is to illustrate the operation of the GMIB. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including the investment allocation made by a Contract Owner and the investment experience of the Eligible Funds. The examples do not reflect the deduction of fees and charges.
The purpose of these examples is to illustrate the operation of the Guaranteed Minimum Income Benefit (GMIB). (Unless otherwise noted, these examples are for the GMIB Plus II rider.) The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the investment portfolios chosen. The examples do not reflect the deduction of fees and charges, Withdrawal Charges or income taxes or tax penalties.
(1)	Withdrawal Adjustments to Annual Increase Amount
Dollar-for-dollar adjustment when withdrawal is less than or equal to 5% of the Annual Increase Amount from the prior Contract Anniversary
Assume the initial purchase payment is $100,000 and the GMIB Plus II is selected. Assume that during the first Contract Year, $5,000 is withdrawn. Because the withdrawal is less than or equal to 5% of the Annual Increase Amount from the prior Contract Anniversary, the Annual Increase Amount is reduced by the withdrawal on a dollar-for-dollar basis to $100,000 ($100,000 increased by 5% per year, compounded annually, less $5,000 = $100,000). Assuming no other purchase payments or withdrawals are made before the second Contract Anniversary, the Annual Increase Amount at the second Contract Anniversary will be $105,000 ($100,000 increased by 5% per year, compounded annually).
Proportionate adjustment when withdrawal is greater than 5% of the Annual Increase Amount from the prior Contract Anniversary
Assume the initial purchase payment is $100,000 and the GMIB Plus II is selected. Assume the Contract Value at the first Contract Anniversary is $100,000. The Annual Increase Amount at the first Contract Anniversary will be $105,000 ($100,000 increased by 5% per year, compounded annually). Assume that on the first Contract Anniversary, $10,000 is withdrawn (leaving a Contract Value of $90,000). Because the withdrawal is greater than 5% of the Annual Increase Amount from the prior Contract Anniversary, the Annual Increase Amount is reduced by the value of the Annual Increase Amount immediately prior to the withdrawal ($105,000) multiplied by the percentage reduction in the Contract Value attributed to that entire withdrawal (10%). Therefore, the new Annual Increase Amount is $94,500 ($105,000 x 10% = $10,500; $105,000 — $10,500 = $94,500). (If multiple withdrawals are made during a Contract Year—for example, two $5,000 withdrawals instead of one $10,000 withdrawal—and those withdrawals total more than 5% of the Annual Increase Amount from the prior Contract Anniversary, the Annual Increase Amount is reduced proportionately by each of the withdrawals made during that Contract Year and there will be no dollar-for-dollar withdrawal adjustment for the Contract Year.) Assuming no other purchase payments or withdrawals are made before the second Contract Anniversary, the Annual Increase Amount at the second Contract Anniversary will be $99,225 ($94,500 increased by 5% per year, compounded annually).
(Based on the date a Contract was issued with the GMIB Plus II rider or the GMIB Plus I rider, the annual increase rate may be higher than 5%. See “Living Benefits—Guaranteed Income Benefits.”)
(2)	The 5% Annual Increase Amount
Example
Assume the Owner of the Contract is a male, age 55 at issue, and he elects the GMIB Plus II rider. He makes an initial purchase payment of $100,000, and makes no additional purchase payments or partial withdrawals. On the Contract issue date, the 5% Annual Increase Amount is equal to $100,000 (the initial purchase payment). The 5% Annual Increase Amount is calculated at each Contract Anniversary (through the Contract Anniversary prior to the Owner’s 91st birthday). At the tenth Contract Anniversary, when the Owner is age 65, the 5% Annual Increase Amount is $162,889 ($100,000 increased by 5% per year, compounded annually). See section (3) below for an example of the calculation of the Highest Anniversary Value.
Graphic Example: Determining a value upon which future income payments can be based
Assume that you make an initial purchase payment of $100,000. Prior to annuitization, your Contract Value fluctuates above and below your initial purchase payment depending on the investment performance of the investment options you selected. Your purchase payments accumulate at the annual increase rate of 5%, until the Contract Anniversary prior to the Contract Owner’s 91st birthday. Your purchase payments are also adjusted for any withdrawals (including any applicable withdrawal charge) made during this period. The line (your purchase payments accumulated at 5% a year adjusted for withdrawals and charges “the 5% Annual Increase Amount”) is the value upon which future income payments can be based.
Graphic Example: Determining your guaranteed lifetime income stream
Assume that you decide to annuitize your Contract and begin taking annuity payments after 20 years. In this example, your 5% Annual Increase Amount is higher than the Highest Anniversary Value and will produce a higher income benefit. Accordingly, the 5% Annual Increase Amount will be applied to the annuity pay-out rates in the Guaranteed Minimum Income Benefit Annuity Table to determine your lifetime annuity payments. The Income Base is not available for cash withdrawals and is only used for purposes of calculating the Guaranteed Minimum Income Benefit payment and the charge for the benefit.
(In contrast to the GMIB Plus II rider, for the GMIB II rider, purchase payments accumulate at the annual increase rate of 5% until the Contract Anniversary on or immediately after the Contract Owner’s 85th birthday.)

(3)	The “Highest Anniversary Value” (“HAV”)
Example
Assume, as in the example in section (2) above, the Owner of the Contract is a male, age 55 at issue, and he elects the GMIB Plus II rider. He makes an initial purchase payment of $100,000, and makes no additional purchase payments or partial withdrawals. On the Contract issue date, the Highest Anniversary Value is equal to $100,000 (the initial purchase payment). Assume the Contract Value on the first Contract Anniversary is $108,000 due to good market performance. Because the Contract Value is greater than the Highest Anniversary Value ($100,000), the Highest Anniversary Value is set equal to the Contract Value ($108,000). Assume the Contract Value on the second Contract Anniversary is $102,000 due to poor market performance. Because the Contract Value is less than the Highest Anniversary Value ($108,000), the Highest Anniversary Value remains $108,000.
Assume this process is repeated on each Contract Anniversary until the tenth Contract Anniversary, when the Contract Value is $155,000 and the Highest Anniversary Value is $150,000. The Highest Anniversary Value is set equal to the Contract Value ($155,000). See section (4) below for an example of the exercise of the GMIB Plus II rider.
Graphic Example: Determining a value upon which future income payments can be based
Prior to annuitization, the Highest Anniversary Value begins to lock in growth. The Highest Anniversary Value is adjusted upward each Contract Anniversary if the Contract Value at that time is greater than the amount of the current Highest Anniversary Value. Upward adjustments will continue until the Contract Anniversary immediately prior to the Contract Owner’s 81st birthday. The Highest Anniversary Value also is adjusted for any withdrawals taken (including any applicable withdrawal charge) or any additional payments made. The Highest Anniversary Value line is the value upon which future income payments can be based.
Determining your guaranteed lifetime income stream
Assume that you decide to annuitize your Contract and begin taking annuity payments after 20 years. In this example, the Highest Anniversary Value is higher than the Contract Value. Assume that the Highest Anniversary Value is also higher than the Annual Increase Rate. Accordingly, the Highest Anniversary Value will be applied to the annuity payout rates in the GMIB Annuity Table to determine your lifetime annuity payments. The Income Base is not available for cash withdrawals and is only used for purposes of calculating the GMIB Payment and the rider charge.

(4)	Putting it all together
Example
Continuing the examples in sections (2) and (3) above, assume the Owner chooses to exercise the GMIB Plus II rider at the tenth Contract Anniversary and elects a life annuity with 10 years of annuity payments guaranteed. Because the 5% Annual Increase Amount ($162,889) is greater than the Highest Anniversary Value ($155,000), the 5% Annual Increase Amount ($162,889) is used as the Income Base. The Income Base of $162,889 is applied to the GMIB Annuity Table specified in the GMIB rider. This yields annuity payments of $591 per month for life, with a minimum of 10 years guaranteed. (If the same Owner were instead age 70, the Income Base of $162,889 would yield monthly payments of $673; if the Owner were age 75, the Income Base of $162,889 would yield monthly payments of $785.)
Assume the owner chooses to exercise the GMIB Plus rider at the 21st contract anniversary and elects a life annuity with 5 years of annuity payments guaranteed. Assume the account value has declined due to poor market performance. The 5% Annual Increase Amount would be limited to the maximum of 270% of the total purchase payments, which equals $270,000. Because the 5% Annual Increase Amount ($270,000) is greater than the Highest Anniversary Value ($155,000), the 5% Annual Increase Amount ($270,000) is used as the income base. The income base of $270,000 is applied to the GMIB Annuity Table. This yields annuity payments of $1,345 per month for life, with a minimum of 5 years guaranteed. (If the same owner were instead age 81, the income base of $270,000 would yield monthly payments of $1,607; if the owner were age 86, the income base of $270,000 would yield monthly payments of $1,877.)
The above example does not take into account the impact of premium and other taxes. As with other pay-out types, the amount you receive as an income payment depends on your age, sex (where permitted by law), and the income type you select. The Income Base is not available for cash withdrawals and is only used for purposes of calculating the Guaranteed Minimum Income Benefit payment and the charge for the benefit.
Graphic Example
Prior to annuitization, the two calculations (the 5% Annual Increase Amount and the Highest Anniversary Value) work together to protect your future income. Upon annuitization of the Contract, you will receive income payments for life and the Income Bases and the Contract Value will cease to exist. Also, the GMIB Plus II may only be exercised no later than the Contract Anniversary prior to the Contract Owner’s 91st birthday, after a 10-year waiting period, and then only within a 30-day period following the Contract Anniversary. (The GMIB II may only be exercised no later than the Contract Anniversary prior to the Contract Owner’s 86th birthday, after a 10-year waiting period, and then only within a 30-day period following the Contract Anniversary.)

With the Guaranteed Minimum Income Benefit, the Income Base is applied to special, conservative Guaranteed Minimum Income Benefit annuity purchase factors, which are guaranteed at the time the Contract is issued. However, if then-current annuity purchase factors applied to the Contract Value would produce a greater amount of income, then you will receive the greater amount. In other words, when you annuitize your Contract you will receive whatever amount produces the greatest income payment. Therefore, if your Contract Value would provide greater income than would the amount provided under the Guaranteed Minimum Income Benefit, you will have paid for the Guaranteed Minimum Income Benefit although it was never used.
(5)	The Guaranteed Principal Option—GMIB Plus I and GMIB Plus II
Initial Investment is $100,000. Assume that no withdrawals are taken. Assume that Contract Value at the 10th Contract Anniversary is $50,000 due to poor market performance, and you exercise the Guaranteed Principal Option at this time.
The effect of exercising the Guaranteed Principal Option:
1)	A Guaranteed Principal Adjustment of $100,000 — $50,000 = $50,000 is added to the Contract Value 30 days after the 10th Contract Anniversary bringing it back up to $100,000.

2)	The GMIB Plus rider and rider fee terminates as of the date that the Adjustment is made to the Contract Value; the variable annuity contract continues.
3)	GMIB Plus Allocation and Transfer restrictions terminate as of the date that the Adjustment is made to the Contract Value.

*	Withdrawals reduce the original purchase payment (i.e. those payments credited within 120 days of contract issue date) proportionately and therefore, may have a significant impact on the amount of the Guaranteed Principal Option.
(6)	The Optional Step-Up: Automatic Annual Step-Up—GMIB Plus II
Assume your initial investment is $100,000 and no withdrawals are taken. The 5% Annual Increase Amount increases to $105,000 on the first anniversary ($100,000 increased by 5% per year, compounded annually). Assume your Contract Value at the first Contract Anniversary is $110,000 due to good market performance, and you elected Optional Step-Up to occur under the Automatic Annual Step-Up feature prior to the first Contract Anniversary. Because your Contract Value is higher than your 5% Annual Increase Amount, an Optional Step-Up will automatically occur.
The effect of the Optional Step-Up is:
(1)	The 5% Annual Increase Amount automatically resets from $105,000 to $110,000;
(2)	The 10-year waiting period to annuitize the Contract under the Guaranteed Minimum Income Benefit is reset to 10 years from the first Contract Anniversary;
(3)	The GMIB Plus II rider charge may be reset to the fee we would charge new Contract Owners for the same GMIB Plus II rider at that time; and
(4)	The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.
The 5% Annual Increase Amount increases to $115,500 on the second anniversary ($110,000 increased by 5% per year, compounded annually). Assume your Contract Value at the second Contract Anniversary is $120,000 due to good market performance, and you have not discontinued the Automatic Annual Step-Up feature. Because your Contract Value is higher than your 5% Annual Increase Amount, an Optional Reset will automatically occur.
The effect of the Optional Step-Up is:
(1)	The 5% Annual Increase Amount automatically resets from $115,500 to $120,000;
(2)	The 10-year waiting period to annuitize the Contract under the Guaranteed Minimum Income Benefit is reset to 10 years from the second Contract Anniversary;
(3)	The GMIB Plus II rider charge may be reset to the fee we would charge new Contract Owners for the same GMIB Plus II rider at that time; and
(4)	The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.

Assume your Contract Value increases by $10,000 at each Contract Anniversary in years three through seven. At each Contract Anniversary, your Contract Value would exceed the 5% Annual Increase Amount and an Optional Step-Up would automatically occur (provided you had not discontinued the Automatic Annual Step-Up feature, and other requirements were met).
The effect of each Optional Step-Up is:
(1)	The 5% Annual Increase Amount automatically resets to the higher Contract Value;
(2)	The 10-year waiting period to annuitize the Contract under the Guaranteed Minimum Income Benefit is reset to 10 years from the date of the Optional Step-Up;
(3)	The GMIB Plus II rider charge may be reset to the fee we would charge new Contract Owners for the same GMIB Plus II rider at that time; and
(4)	The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.
After the seventh Contract Anniversary, the initial Automatic Annual Step-Up election expires. Assume you do not make a new election of the Automatic Annual Step-Up.
The 5% Annual Increase Amount increases to $178,500 on the eighth anniversary ($170,000 increased by 5% per year, compounded annually). Assume your Contract Value at the eighth Contract Anniversary is $160,000 due to poor market performance. An Optional Step-Up is not permitted because your Contract Value is lower than your 5% Annual Increase Amount. However, because the Optional Step-Up has locked-in previous gains, the 5% Annual Increase Amount remains at $178,500 despite poor market performance, and, provided the rider continues in effect, will continue to grow at 5% annually (subject to adjustments for additional purchase payments and/or withdrawals) through the Contract Anniversary prior to your 91st birthday (for Contracts issued in New York State, the Annual Increase Amount is subject to a 270% maximum increase limitation). Also, please note:
(1)	The 10-year waiting period to annuitize the Contract under the Guaranteed Minimum Income Benefit remains at the 17th Contract Anniversary (10 years from the date of the last Optional Step-Up);
(2)	The GMIB Plus II rider charge remains at its current level; and
(3)	The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.

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APPENDIX F
Guaranteed Withdrawal Benefit Examples
The purpose of these examples is to illustrate the operation of the Guaranteed Withdrawal Benefit. (Examples A, B and C are for the Lifetime Withdrawal Guarantee I and Lifetime Withdrawal Guarantee II riders. Examples D through K are for Enhanced GWB and GWB I.) The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the investment portfolios chosen. The examples do not reflect the deduction of fees and charges, Withdrawal Charges, or income taxes or tax penalties. The Guaranteed Withdrawal Benefit does not establish or guarantee a Contract Value or minimum return for any investment portfolio. The Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount (under the Lifetime Withdrawal Guarantee) and the Guaranteed Withdrawal Amount and the Benefit Base (under the Enhanced GWB and GWB I) cannot be taken as a lump sum.
A.	Lifetime Withdrawal Guarantee
1. When Withdrawals Do Not Exceed the Annual Benefit Payment
Assume that a Contract had an initial purchase payment of $100,000. The initial Contract Value would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, the initial Remaining Guaranteed Withdrawal Amount would be $100,000 and the initial Annual Benefit Payment would be $5,000 ($100,000 x 5%).
Assume that $5,000 is withdrawn each year, beginning before the Contract Owner attains age 59 1⁄2. The Remaining Guaranteed Withdrawal Amount is reduced by $5,000 each year as withdrawals are taken (the Total Guaranteed Withdrawal Amount is not reduced by these withdrawals). The Annual Benefit Payment of $5,000 is guaranteed to be received until the Remaining Guaranteed Withdrawal Amount is depleted, even if the Contract Value is reduced to zero.
If the first withdrawal is taken after age 59 1⁄2, then the Annual Benefit Payment of $5,000 is guaranteed to be received for the Owner’s lifetime, even if the Remaining Guaranteed Withdrawal Amount and the Contract Value are reduced to zero. (Under the Lifetime Withdrawal Guarantee II rider, if the Contract Owner makes the first withdrawal at or after age 76, the Withdrawal Rate is 6% instead of 5% and the Annual Benefit Payment is $6,000.)
2.  When Withdrawals Do Exceed the Annual Benefit Payment
a.    Lifetime Withdrawal Guarantee II—Proportionate Reduction
Assume that a Contract with the Lifetime Withdrawal Guarantee II rider had an initial purchase payment of $100,000. The initial Contract Value would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, the initial Remaining Guaranteed Withdrawal Amount would be $100,000 and the initial Annual Benefit Payment would be $5,000 ($100,000 x 5%). (If the Contract Owner makes the first withdrawal on or after the date he or she reaches age 76, the Withdrawal Rate is 6% instead of 5% and the initial Annual Benefit Payment would be $6,000. For the purposes of this example, assume the Contract Owner makes the first withdrawal before he or she reaches age 76 and the Withdrawal Rate is therefore 5%.)

Assume that the Remaining Guaranteed Withdrawal Amount is reduced to $95,000 due to a withdrawal of $5,000 in the first year. Assume the Contract Value was further reduced to $80,000 at year two due to poor market performance. If you withdrew $10,000 at this time, your Contract Value would be reduced to $80,000 — $10,000 = $70,000. Since the withdrawal of $10,000 exceeded the Annual Benefit Payment of $5,000, there would be a proportional reduction to the Remaining Guaranteed Withdrawal Amount and the Total Guaranteed Withdrawal Amount. The proportional reduction is equal to the withdrawal ($10,000) divided by the Contract Value before the withdrawal ($80,000), or 12.5%. The Remaining Guaranteed Withdrawal Amount after the withdrawal would be $83,125 ($95,000 reduced by 12.5%). This new Remaining Guaranteed Withdrawal Amount of $83,125 would now be the amount guaranteed to be available to be withdrawn over time. The Total Guaranteed Withdrawal Amount would be reduced to $87,500 ($100,000 reduced by 12.5%). The Annual Benefit Payment would be set equal to 5% x $87,500 = $4,375.
(Assume instead that you withdrew $10,000 during year two in two separate withdrawals of $5,000 on different days. Since the first withdrawal of $5,000 did not exceed the Annual Benefit Payment of $5,000, there would be no proportional reduction to the Remaining Guaranteed Withdrawal Amount and the Total Guaranteed Withdrawal Amount at the time of that withdrawal. The second withdrawal of $5,000, however, results in cumulative withdrawals of $10,000 during year two and causes a proportional reduction to the Remaining Guaranteed Withdrawal Amount and the Total Guaranteed Withdrawal Amount. The proportional reduction would be equal to the entire amount of the second withdrawal ($5,000) divided by the Contract Value before that withdrawal.)
b.    Lifetime Withdrawal Guarantee I—Reduction to Contract Value
Assume that a Contract with the Lifetime Withdrawal Guarantee I rider had an initial purchase payment of $100,000. The initial Contract Value would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, the initial Remaining Guaranteed Withdrawal Amount would be $100,000 and the initial Annual Benefit Payment would be $5,000 ($100,000 x 5%).
Assume that the Remaining Guaranteed Withdrawal Amount is reduced to $95,000 due to a withdrawal of $5,000 in the first year. Assume the Contract Value was further reduced to $75,000 at year two due to poor market performance. If you withdrew $10,000 at this time, your Contract Value would be reduced to $75,000 — $10,000 = $65,000. Your Remaining Guaranteed Withdrawal Amount would be reduced to $95,000 — $10,000 = $85,000. Since the withdrawal of $10,000 exceeded the Annual Benefit Payment of $5,000 and the resulting Remaining Guaranteed Withdrawal Amount would be greater than the resulting Contract Value, there would be an additional reduction to the Remaining Guaranteed Withdrawal Amount. The Remaining Guaranteed Withdrawal Amount after the withdrawal would be set equal to the Contract Value after the withdrawal ($65,000). This new Remaining Guaranteed Withdrawal Amount of $65,000 would now be the amount guaranteed to be available to be withdrawn over time. The Total Guaranteed Withdrawal Amount would also be reduced to $65,000. The Annual Benefit Payment would be set equal to 5% x $65,000 = $3,250.
B.	Lifetime Withdrawal Guarantee—Compounding Income Amount (for all states except New York)
Assume that a Contract with the Lifetime Withdrawal Guarantee II rider had an initial purchase payment of $100,000. The initial Remaining Guaranteed Withdrawal Amount would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, and the Annual Benefit Payment would be $5,000 ($100,000 x 5%). (If the Contract Owner makes the first withdrawal at or after age 76, the Withdrawal Rate is 6% instead of 5% and the Annual Benefit Payment would be $6,000. For the purposes of this example, assume the Contract Owner makes the first withdrawal before he or she reaches age 76 and the Withdrawal Rate is therefore 5%.)
The Total Guaranteed Withdrawal Amount will increase by 7.25% of the Total Guaranteed Withdrawal Amount on each contract anniversary until the earlier of the second withdrawal or the 10th Contract Anniversary. The Annual Benefit Payment will be recalculated as 5% of the new Total Guaranteed Withdrawal Amount.
If the second withdrawal is taken in the first Contract Year, then there would be no increase: the Total Guaranteed Withdrawal Amount would remain at $100,000 and the Annual Benefit Payment will remain at $5,000 ($100,000 x 5%).
If the second withdrawal is taken in the second Contract Year, then the Total Guaranteed Withdrawal Amount would increase to $107,250 ($100,000 x 107.25%), and the Annual Benefit Payment would increase to $5,362 ($107,250 x 5%).

If the second withdrawal is taken in the third Contract Year, then the Total Guaranteed Withdrawal Amount would increase to $115,025 ($107,250 x 107.25%), and the Annual Benefit Payment would increase to $5,751 ($115,025 x 5%). If the second withdrawal is taken after the 10th Contract Year, then the Total Guaranteed Withdrawal Amount would increase to $201,360 (the initial $100,000, increased by 7.25% per year, compounded annually for 10 years), and the Annual Benefit Payment would increase to $10,068 ($201,360 x 5%).
(In contrast to the Lifetime Withdrawal Guarantee II rider, the Lifetime Withdrawal Guarantee I rider has a 5% Compounding Income Amount and the Total Guaranteed Withdrawal Amount is increased by 5% on each Contract Anniversary until the earlier of the date of the first withdrawal or the tenth Contract Anniversary.)
C.	Lifetime Withdrawal Guarantee—Automatic Annual Step-Ups and 7.25% Compounding Income Amount (No Withdrawals)
Assume that a Contract with the Lifetime Withdrawal Guarantee II rider had an initial purchase payment of $100,000. Assume that no withdrawals are taken.
At the first Contract Anniversary, assuming that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $107,250 ($100,000 increased by 7.25%, compounded annually). Assume the Contract Value has increased to $110,000 at the first Contract Anniversary due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $107,250 to $110,000 and reset the Annual Benefit Payment to $5,500 ($110,000 x 5%).
At the second Contract Anniversary, assuming that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $117,975 ($110,000 increased by 7.25%, compounded annually). Assume the Contract Value has increased to $120,000 at the second Contract Anniversary due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $117,975 to $120,000 and reset the Annual Benefit Payment to $6,000 ($120,000 x 5%).
Assuming that no withdrawals are taken, each year the Total Guaranteed Withdrawal Amount would increase by 7.25%, compounded annually, from the second Contract Anniversary through the ninth Contract Anniversary, and at that point would be equal to $195,867. Assume that during these Contract Years the account value does not exceed the Total Guaranteed Withdrawal Amount due to poor market performance. Assume the Contract Value at the ninth Contract Anniversary has increased to $200,000 due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $195,867 to $200,000 and reset the Annual Benefit Payment to $10,000 ($200,000 x 5%).
At the 10th Contract Anniversary, assuming that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $214,500 ($200,000 increased by 7.25%, compounded annually). Assume the Contract Value is less than $214,500. There is no Automatic Annual Step-Up since the Contract Value is below the Total Guaranteed Withdrawal Amount; however, due to the 7.25% increase in the Total Guaranteed Withdrawal Amount, the Annual Benefit Payment is increased to $10,725 ($214,500 x 5%).

D.	For Contracts Issued in New York State: Lifetime Withdrawal Guarantee Benefit—6% Compounding Income Amount
Assume that a Contract owner, age 63 at issue, elected the Single Life version of the LWG II and made an initial purchase payment of $100,000. The initial Remaining Guaranteed Withdrawal Amount would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, and the Annual Benefit Payment would be $5,000 ($100,000 x 5%). (If the Contract Owner makes the first withdrawal on or after the Contract Anniversary following the date he or she reaches age 76, the Withdrawal rate is 6% instead of 5% and the initial Annual Benefit Payment would be $6,000. For purposes of the example, assume the Contract Owner makes the first withdrawal before the Contract Anniversary following the date he or she reaches age 76 and the Withdrawal Rate is therefore 5%.)
The Total Guaranteed Withdrawal Amount will increase by 6% of the Total Guaranteed Withdrawal Amount on each contract anniversary until the earlier of the first withdrawal or the 5th Contract Anniversary. The Annual Benefit Payment will be recalculated as 5% of the new Total Guaranteed Withdrawal Amount.
If the first withdrawal is taken in the first Contract Year then there would be no increase: the Total Guaranteed Withdrawal Amount would remain at $100,000 and the Annual Benefit Payment will remain at $5,000 ($100,000 x 5%).
If the first withdrawal is taken in the second Contract Year then the Total Guaranteed Withdrawal Amount would increase to $106,000 ($100,000 x 106%), and the Annual Benefit Payment would increase to $5,300 ($106,000 x 5%).
If the first withdrawal is taken in the third Contract Year then the Total Guaranteed Withdrawal Amount would increase to $112,360 ($106,000 x 106%), and the Annual Benefit Payment would increase to $5,618 ($112,360 x 5%).
If the first withdrawal is taken after the 5th Contract Year then the Total Guaranteed Withdrawal Amount would increase to $133,822 (the initial $100,000, increased by 6% per year, compounded annually for 5 years), and the Annual Benefit Payment would increase to $6,691 ($133,822 x 5%).

E.	For Contracts Issued in New York State: Lifetime Withdrawal Guarantee Benefit—Automatic Annual Step-Ups and 6% Compounding Income Amount (No Withdrawals)
Assume that a Contract owner, age 63 at issue, elected the Single Life version of LWG II and made an initial purchase payment of $100,000. Assume that no withdrawals are taken.
At the first Contract Anniversary, provided that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $106,000 ($100,000 increased by 6%, compounded annually). Assume the Contract Value has increased to $110,000 at the first Contract Anniversary due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $106,000 to $110,000 and reset the Annual Benefit Payment to $5,500 ($110,000 x 5%).
At the second Contract Anniversary, provided that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $116,600 ($110,000 increased by 6%, compounded annually). Assume the Contract Value has increased to $120,000 at the second Contract Anniversary due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $116,600 to $120,000 and reset the Annual Benefit Payment to $6,000 ($120,000 x 5%).
Provided that no withdrawals are taken, each year the Total Guaranteed Withdrawal Amount would increase by 6%, compounded annually, from the second Contract Anniversary through the fourth Contract Anniversary, and at that point would be equal to $134,832. Assume that during these Contract years the Contract Value does not exceed the Total Guaranteed Withdrawal Amount due to poor market performance. Assume the Contract Value at the fourth Contract Anniversary has increased to $150,000 due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $134,832 to $150,000 and reset the Annual Benefit Payment to $7,500 ($150,000 x 5%).
At the 5th Contract Anniversary, provided that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $159,000 ($150,000 increased by 6%, compounded annually). Assume the Contract Value is less than $159,000. There is no Automatic Annual Step-Up since the Contract Value is below the Total Guaranteed Withdrawal Amount; however, due to the 6% increase in the Total Guaranteed Withdrawal Amount, the Annual Benefit Payment is increased to $7,950 ($159,000 x 5%).
F.	Enhanced Guaranteed Withdrawal Benefit and GWB I—How Withdrawals Affect the Benefit Base
1.	An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000 ($100,000 + 5% GWB Bonus Amount). Assume that the Contract Value grew to $110,000 because of market performance. If a subsequent withdrawal of $10,000 were made, the Benefit Base would be reduced to $105,000 — $10,000 =

$95,000. Assume the withdrawal of $10,000 exceeded the Annual Benefit Payment. Since the Contract Value of $100,000 exceeds the Benefit Base of $95,000, no further reduction to the Benefit Base is made.
2.	An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000. Assume that the Contract Value shrank to $90,000 because of market performance. If a subsequent withdrawal of $10,000 were made, the Benefit Base would be reduced to $95,000 and the Contract Value would be reduced to $80,000. Assume the withdrawal of $10,000 exceeded the Annual Benefit Payment. Since the Contract Value of $80,000 is less than the Benefit Base of $95,000, a further reduction of the $15,000 difference is made, bringing the Benefit Base to $80,000.
G.	Enhanced Guaranteed Withdrawal Benefit and GWB I—How Withdrawals and Subsequent Purchase Payments Affect the Annual Benefit Payment
An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000 and the initial Annual Benefit Payment would be $7,350 ($105,000 x 7%). If $7,000 withdrawals were then made for each of the next five years, the Benefit Base would be decreased to $70,000. If a subsequent purchase payment of $10,000 were made the next day, the Benefit Base would be increased to $70,000 + $10,000 + (5% x $10,000) = $80,500. The Annual Benefit Payment would be reset to the greater of a) $7,350 (the Annual Benefit Payment before the second purchase payment) and b) $5,635 (7% multiplied by the Benefit Base after the second purchase payment). In this case, the Annual Benefit Payment would remain at $7,350.
H.	Enhanced Guaranteed Withdrawal Benefit and GWB I—How Withdrawals Affect the Annual Benefit Payment
1.	An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000 and the initial Annual Benefit Payment would be $7,350. If a withdrawal of $9,000 was made the next day, and negative market performance reduced the Contract Value by an additional $1,000, the account value would be reduced to $100,000 — $9,000 — $1,000 = $90,000. Since the withdrawal of $9,000 exceeded the Annual Benefit Payment of $7,350, the Annual Benefit Payment would be reset to the lower of a) $7,350 (the Annual Benefit Payment before the withdrawal) and b) $6,300 (7% multiplied by the Contract Value after the withdrawal). In this case the Annual Benefit Payment would be reset to $6,300.
2.	An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000 and the initial Annual Benefit Payment would be $7,350. If a withdrawal of $10,000 was made two years later after the Contract Value had increased to $150,000, the Contract Value would be reduced to $140,000. Since the withdrawal of $10,000 exceeded the Annual Benefit Payment of $7,350, the Annual Benefit Payment would be reset to the lower of a) $7,350 (the Annual Benefit Payment before the withdrawal) and b) $9,800 (7% multiplied by the Contract Value after the withdrawal). In this case the Annual Benefit Payment would remain at $7,350.
I.	Enhanced Guaranteed Withdrawal Benefit and GWB I—How Withdrawals and Subsequent Purchase Payments Affect the Guaranteed Withdrawal Amount
An initial purchase payment is made of $100,000 and the initial Guaranteed Withdrawal Amount and initial Benefit Base would both be $105,000. Assume that over the next five years, withdrawals reduced the Benefit Base to $70,000. If a subsequent purchase payment of $10,000 was made, the Benefit Base would be increased to $70,000 + $10,000 + (5% x $10,000) = $80,500. The Guaranteed Withdrawal Amount would be reset to the greater of a) $105,000 (the Guaranteed Withdrawal Amount before the second purchase payment) and b) $80,500 (the Benefit Base after the second purchase payment). In this case, the Guaranteed Withdrawal Amount would remain at $105,000.
J.	Enhanced Guaranteed Withdrawal Benefit and GWB I—Putting It All Together
1. When Withdrawals Do Not Exceed the Annual Benefit Payment
An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000, and the Annual Benefit Payment would be $7,350. Assume that the Benefit Base was reduced to $82,950 due to 3 years of withdrawing $7,350 each year and assume that the Contract Value was further reduced to $50,000 at year four due to poor market performance. If you withdrew $7,350 at this time, your Contract Value would be reduced to $50,000 — $7,350 = $42,650. Your Benefit Base would be reduced to $82,950 — $7,350 = $75,600. Since the withdrawal of $7,350 did not exceed the Annual Benefit Payment, there would be no additional reduction to the Benefit Base. The Guaranteed Withdrawal Amount would remain at $105,000 and the Annual Benefit Payment would remain at $7,350.
2.  When Withdrawals Do Exceed the Annual Benefit Payment
An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000, and the Annual Benefit Payment would be $7,350. Assume that the Benefit Base was reduced to $82,950 due to 3 years of withdrawing $7,350 each year. Assume the account value was further reduced to $50,000 at year four due to poor market performance. If you withdrew $10,000 at this time, your Contract Value would be reduced to $50,000 — $10,000 = $40,000. Your Benefit Base would be reduced to $82,950 — $10,000 = $72,950. Since the withdrawal of $10,000 exceeded the Annual Benefit Payment of $7,350 and the resulting Benefit Base would be greater than the resulting Contract Value, there would be an additional reduction to the Benefit Base. The Benefit Base after the withdrawal would be set equal to the Contract Value after the withdrawal = $40,000. The Annual Benefit Payment would be set equal to the lesser of $7,350 and 7% x $40,000 = $2,800. The Guaranteed Withdrawal Amount would remain at $105,000, but this amount now no longer would be guaranteed to be received over time. The new Benefit Base of $40,000 would be now the amount guaranteed to be available to be withdrawn over time.

K.	Enhanced GWB—How the Optional Reset Works (may be elected prior to age 86)
Assume that a Contract had an initial purchase payment of $100,000 and the fee is 0.55%. The initial Contract Value would be $100,000, the initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000 and the Annual Benefit Payment would be $7,350 (assuming you began withdrawing in your first year).
The Contract Value on the third Contract Anniversary grew due to market performance to $148,350. Assume the fee remains at 0.55%. If an Optional Reset is elected or Automatic Annual Resets are in effect, the charge would remain at 0.55%, the Guaranteed Withdrawal Amount and the Benefit Base would both be reset to $148,350, and the Annual Benefit Payment would become 7% x $148,350 = $10,385.
The Contract Value on the sixth Contract Anniversary grew due to market performance to $179,859. Assume the fee has been increased to 0.60%. If an Optional Reset is elected or Automatic Annual Resets are in effect, the charge would increase to 0.60%, the Guaranteed Withdrawal Amount and the Benefit Base would both be reset to $179,859, and the Annual Benefit Payment would become 7% x $179,859 = $12,590. The Contract Value on the ninth Contract Anniversary grew due to market performance to $282,582. Assume the fee is still 0.60%. If an Optional Reset is elected or Automatic Annual Resets are in effect, the charge would remain at 0.60%, the Guaranteed Withdrawal Amount and the Benefit Base would both be reset to $282,582, and the Annual Benefit Payment would become 7% x $282,582 = $19,781.
The period of time over which the Annual Benefit Payment may be taken would be lengthened.

L.	Enhanced GWB—How a one-time Optional Reset May Increase the Benefit Base While Decreasing the Guaranteed Withdrawal Amount and Annual Benefit Payment
Assume that a Contract had an initial purchase payment of $100,000. The initial Contract Value would be $100,000, the initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000 and the Annual Benefit Payment would be $7,350.
Assume that the Benefit Base is reduced to $70,000 due to 5 years of withdrawing $7,000 each year, but also assume that, due to positive market performance, the Contract Value at the end of 5 years is $80,000. If a one-time Optional Reset is elected, the Benefit Base would be reset from $70,000 to $80,000, the Guaranteed Withdrawal Amount would be reduced from $105,000 to $80,000, and the Annual Benefit Payment would be reduced from $7,350 to $5,600 ($80,000 x 7%). (If you elect Automatic Annual Resets, a reset will not occur if the Contract Value is lower than the Guaranteed Withdrawal Amount.)
Under these circumstances, a one-time Optional Reset increases the Benefit Base (the remaining amount of money you are guaranteed to receive) by $10,000, but also reduces the Annual Benefit Payment, thereby lengthening the period of time over which you will receive the money. This Optional Reset also reduces the Guaranteed Withdrawal Amount, against which the GWB rider charge is calculated. If the GWB rider charge fee rate does not increase in connection with the Optional Reset, the reduced Guaranteed Withdrawal Amount will result in a reduction in the amount of the annual GWB rider charge.
M.	Enhanced GWB and GWB I—Annual Benefit Payment Continuing When Account Value Reaches Zero
Assume that a Contract had an initial purchase payment of $100,000. The initial Contract Value would be $100,000, the initial Benefit Base would be $105,000 and the initial Annual Benefit Payment would be $7,350 ($105,000 x 7%).
Assume that the Benefit Base was reduced to $31,500 due to 10 years of withdrawing $7,350 each year and assume that the Contract Value was further reduced to $0 at year 11 due to poor market performance. We would commence making payments to you (equal, on an annual basis, to the Annual Benefit Payment) until the Benefit Base is exhausted.

In this situation (assuming monthly payments), there would be 51 payments of $612.50 and a final payment of $262.50, which, in sum, would deplete the $31,500 Benefit Base. The total amount withdrawn over the life of the Contract would then be $105,000.

APPENDIX G
Enhanced Death Benefit Examples
The purpose of these examples is to illustrate the operation of the death benefit base under the Enhanced Death Benefit rider. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including the investment allocation made by a Contract Owner and the investment experience of the investment portfolios chosen. The examples do not reflect the deduction of fees and charges, Withdrawal Charges, or income taxes or tax penalties.
Example:
		Date	Amount
A	Initial Purchase Payment	10/1/2011	$100,000
B	Contract Value	10/1/2012 (First Contract Anniversary)	$90,000
C1	Contract Value (Highest Anniversary Value)	As of 10/1/2012	$100,000 (= greater of A and B)
C2	6% Annual Increase Amount	As of 10/1/2012	$106,000 (= A x 1.06)
C3	Death Benefit	10/1/2012	$106,000 (= greater of C1 and C2)
D	Withdrawal (Dollar-For-Dollar within 6% limit)	10/2/2012	$6,000
E	Percentage Reduction in Contract Value	10/2/2012	6.67% (= D/B)
F	Contract Value after Withdrawal	10/2/2012	$84,000 (= B – D)
G1	Highest Anniversary Value reduced for Withdrawal	As of 10/2/2012	$93,333 (= C1 – (C1 x E))
G2	6% Annual Increase Amount reduced for Withdrawal	As of 10/2/2012	$100,017 (= C2 – D) Note: C2 includes additional day of interest at 6%
G3	Death Benefit	10/2/2012	$100,017 (= greater of G1 and G2)
H	Contract Value	10/1/2013 (Second Contract Anniversary)	$110,000
I1	Contract Value (Highest Anniversary Value)	10/1/2013	$110,000 (= greater of G1 and H)
I2	6% Annual Increase Amount	10/1/2013	$106,360 (= C2 x 1.06 – D)
I3	Death Benefit	10/1/2013	$110,000 (= greater of I1 and I2)
J	Withdrawal (Proportional above 6% limit)	10/2/2013	$11,000
K	Percentage Reduction in Contract Value	10/2/2013	10% (= J/H)
L	Contract Value after Withdrawal	10/2/2013	$99,000 (= H – J)
M1	Highest Anniversary Value reduced for Withdrawal	As of 10/2/2013	$99,000 (= 11 – (11 x K))
M2	6% Annual Increase Amount reduced for Withdrawal	As of 10/2/2013	$95,739 (= 12 – (12 x K)) Note: 12 includes additional day of interest at 6%
M3	Death Benefit	10/2/2013	$99,000 (= greater of M1 and M2)

(1)  Withdrawal Adjustments to Annual Increase Amount
Dollar-for-dollar adjustment when withdrawal is less than or equal to 5% of the Annual Increase Amount from the prior Contract Anniversary
Assume the initial purchase payment is $100,000 and the Enhanced Death Benefit is selected. Assume that during the first Contract Year, $5,000 is withdrawn. Because the withdrawal is less than or equal to 5% of the Annual Increase Amount from the prior Contract Anniversary, the Annual Increase Amount is reduced by the withdrawal on a dollar-for-dollar basis to $100,000 ($100,000 increased by 5% per year, compounded annually, less $5,000 = $100,000). Assuming no other purchase payments or withdrawals are made before the second Contract Anniversary, the Annual Increase Amount at the second Contract Anniversary will be $105,000 ($100,000 increased by 5% per year, compounded annually).
Proportionate adjustment when withdrawal is greater than 6% of the Annual Increase Amount from the prior Contract Anniversary
Assume the initial purchase payment is $100,000 and the Enhanced Death Benefit is selected. Assume the Contract Value at the first Contract Anniversary is $100,000. The Annual Increase Amount at the first Contract Anniversary will be $105,000 ($100,000 increased by 5% per year, compounded annually). Assume that on the first Contract Anniversary, $10,000 is withdrawn (leaving an account balance of $90,000). Because the withdrawal is greater than 5% of the Annual Increase Amount from the prior Contract Anniversary, the Annual Increase Amount is reduced by the value of the Annual Increase Amount immediately prior to the withdrawal ($105,000) multiplied by the percentage reduction in the Contract Value attributed to that withdrawal (10%). Therefore, the new Annual Increase Amount is $94,500 ($105,000 x 10% = $10,500; $105,000 — $10,500 = $94,500). Assuming no other purchase payments or withdrawals are made before the second Contract Anniversary, the Annual Increase Amount at the second Contract Anniversary will be $99,225 ($94,500 increased by 5% per year, compounded annually).
(2)  The 5% Annual Increase Amount
Example
Assume the Contract Owner is a male, age 55 at issue, and he elects the Enhanced Death Benefit rider. He makes an initial purchase payment of $100,000, and makes no additional purchase payments or partial withdrawals. On the Contract issue date, the 5% Annual Increase Amount is equal to $100,000 (the initial purchase payment). The 5% Annual Increase Amount is calculated at each Contract Anniversary (through the Contract Anniversary on or following the Contract Owner’s 90th birthday). At the tenth Contract Anniversary, when the Contract Owner is age 65, the 5% Annual Increase Amount is $162,889 ($100,000 increased by 5% per year, compounded annually). See section (3) below for an example of the calculation of the Highest Anniversary Value.
Determining a death benefit based on the Annual Increase Amount
Assume that you make an initial purchase payment of $100,000. Prior to annuitization, your Contract Value fluctuates above and below your initial purchase payment depending on the investment performance of the subaccounts you selected. The 5% Annual Increase Amount, however, accumulates an amount equal to your purchase payments at the Annual Increase Rate of 5% per annum, until the Contract Anniversary on or following the Contract Owner’s 90th birthday. The 5% Annual Increase Amount is also adjusted for any withdrawals (including any applicable withdrawal charge) made during this period. The 5% Annual Increase Amount line is the value upon which a future death benefit amount can be based (if it is greater than the Highest Anniversary Value and Contract Value on the date the death benefit amount is determined).
(3)  The Highest Anniversary Value (HAV)
Example
Assume, as in the example in section (2) above, the Contract Owner is a male, age 55 at issue, and he elects the Enhanced Death Benefit rider. He makes an initial purchase payment of $100,000, and makes no additional purchase payments or partial withdrawals. On the Contract issue date, the Highest Anniversary Value is equal to $100,000 (the initial purchase payment). Assume the Contract Value on the first Contract Anniversary is $108,000 due to good market performance. Because the Contract Value is greater than the Highest Anniversary Value ($100,000), the Highest Anniversary

Value is set equal to the Contract Value ($108,000). Assume the Contract Value on the second Contract Anniversary is $102,000 due to poor market performance. Because the Contract Value is less than the Highest Anniversary Value ($108,000), the Highest Anniversary Value remains $108,000.
Assume this process is repeated on each Contract Anniversary until the tenth Contract Anniversary, when the Contract Value is $155,000 and the Highest Anniversary Value is $150,000. The Highest Anniversary Value is set equal to the Contract Value ($155,000).
Determining a death benefit based on the Highest Anniversary Value
Prior to annuitization, the Highest Anniversary Value begins to lock in growth. The Highest Anniversary Value is adjusted upward each Contract Anniversary if the Contract Value at that time is greater than the amount of the current Highest Anniversary Value. Upward adjustments will continue until the Contract Anniversary immediately prior to the Contract Owner’s 81st birthday. The Highest Anniversary Value also is adjusted for any withdrawals taken (including any applicable withdrawal charge) or any additional payments made. The Highest Anniversary Value is the value upon which a future death benefit amount can be based (if it is greater than the Annual Increase Amount and Contract Value on the date the death benefit amount is determined).
(4)  Putting it all together
Example
Continuing the examples in sections (2) and (3) above, assume the Contract Owner dies after the tenth Contract Anniversary but prior to the eleventh Contract Anniversary, and on the date the death benefit amount is determined, the Contract Value is $150,000 due to poor market performance. Because the 5% Annual Increase Amount ($162,889) is greater than the Highest Anniversary Value ($155,000), the 5% Annual Increase Amount ($162,889) is used as the death benefit base. Because the death benefit base ($162,889) is greater than the Contract Value ($150,000), the death benefit base will be the death benefit amount.
The above example does not take into account the impact of premium and other taxes. The death benefit base is not available for cash withdrawals and is only used for purposes of calculating the death benefit amount and the charge for the benefit.
(5)  The Optional Step-Up
Assume your initial purchase payment is $100,000 and no withdrawals are taken. The 5% Annual Increase Amount increases to $105,000 on the first anniversary ($100,000 increased by 5% per year, compounded annually). Assume your Contract Value at the first Contract Anniversary is $110,000 due to good market performance, and you elect an Optional Step-Up.
The effect of the Optional Step-Up election is:
(1)	The 5% Annual Increase Amount resets from $105,000 to $110,000; and
(2)	The Enhanced Death Benefit rider charge may be reset to the fee we would charge new Contract Owners for the Enhanced Death Benefit at that time.
The 5% Annual Increase Amount increases to $115,500 on the second anniversary ($110,000 increased by 5% per year, compounded annually). Assume your Contract Value at the second Contract Anniversary is $112,000 due to poor market performance.
You may NOT elect an Optional Step-Up at this time, because the Contract Value is less than the 5% Annual Increase Amount
(6)  The Optional Step-Up: Automatic Annual Step-Up
Assume your initial purchase payment is $100,000 and no withdrawals are taken. The 5% Annual Increase Amount increases to $105,000 on the first anniversary ($100,000 increased by 5% per year, compounded annually). Assume your Contract Value at the first Contract Anniversary is $110,000 due to good market performance, and you elected Optional

Step-Ups to occur under the Automatic Annual Step-Up feature prior to the first Contract Anniversary. Because your Contract Value is higher than your 5% Annual Increase Amount, an Optional Step-Up will automatically occur.
The effect of the Optional Step-Up is:
(1)	The 5% Annual Increase Amount automatically resets from $105,000 to $110,000; and
(2)	The Enhanced Death Benefit rider charge may be reset to the fee we would charge new Contract Owners for the Enhanced Death Benefit at that time.
The 6% Annual Increase Amount increases to $115,500 on the second anniversary ($110,000 increased by 5% per year, compounded annually). Assume your Contract Value at the second Contract Anniversary is $120,000 due to good market performance, and you have not discontinued the Automatic Annual Step-Up feature. Because your Contract Value is higher than your 5% Annual Increase Amount, an Optional Step-Up will automatically occur.
The effect of the Optional Step-Up is:
(1)	The 5% Annual Increase Amount automatically resets from $115,500 to $120,000; and
(2)	The Enhanced Death Benefit rider charge may be reset to the fee we would charge new Contract Owners for the Enhanced Death Benefit at that time.
Assume your Contract Value increases by $10,000 at each Contract Anniversary in years three through seven. At each Contract Anniversary, your Contract Value would exceed the 5% Annual Increase Amount and an Optional Step-Up would automatically occur (provided you had not discontinued the Automatic Annual Step-Up feature, and other requirements were met).
The effect of the Optional Step-Up is:
(1)	The 5% Annual Increase Amount automatically resets to the higher Contract Value; and
(2)	The Enhanced Death Benefit rider charge may be reset to the fee we would charge new Contract Owners for the Enhanced Death Benefit at that time.
After the seventh Contract Anniversary, the initial Automatic Annual Step-Up election expires. Assume you do not make a new election of the Automatic Annual Step-Up. The 5% Annual Increase Amount increases to $178,500 on the eighth anniversary ($170,000 increased by 5% per year, compounded annually). Assume your Contract Value at the eighth Contract Anniversary is $160,000 due to poor market performance. An Optional Step-Up is not permitted because your Contract Value is lower than your 5% Annual Increase Amount. However, because the Optional Step-Up has locked-in previous gains, the 5% Annual Increase Amount remains at $178,500 despite poor market performance, and, provided the rider continues in effect, will continue to grow at 5% annually (subject to adjustments for additional purchase payments and/or withdrawals) through the Contract Anniversary prior to your 91st birthday. Also, note the Enhanced Death Benefit rider charge remains at its current level.

The Statement of Additional Information (“SAI”) dated April 29, 2022 includes additional information about the Variable Account. The SAI is incorporated by reference. The SAI is available, without charge, upon request. For a free copy of the SAI, or to request other information about the Contract, and to make other investor inquiries, call us at 1-888-243-1932.
Reports and other information about the Variable Account are available on the SEC’s website at https://www.sec.gov/, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR Contract Identifier No. is C000013333

New England Variable Annuity Separate Account
American Forerunner Series
Individual Variable Annuity Contracts
Issued by New England Life Insurance Company
STATEMENT OF ADDITIONAL INFORMATION
(PART B)
April 29, 2022
This Statement of Additional Information (“SAI”) is not a prospectus but relates to, and should be read in conjunction with, the Prospectus dated April 29, 2022. A copy of the Individual Variable Annuity Contract Prospectus may be obtained by writing to New England Life Insurance Company, P.O. Box 305075, Nashville, TN 37230-5075, or by calling 1-888-243-1932, by visiting http://dfinview.com/BHF/TAHD/BHF1 or by accessing the Securities and Exchange Commission's website at http://www.sec.gov/.
The SAI contains information in addition to the information described in the Prospectus for the Individual Variable Annuity Contracts (the "Contract") offered by New England Life Insurance Company ("we”, "our", or the "Company"). The Prospectus concisely sets forth information that a prospective investor ought to know before investing.
This Statement of Additional Information is dated April 29, 2022.
Book 400 SAI
1

2

The Company and the Variable Account
The New England Variable Annuity Separate Account (the “Variable Account”) is a separate account of New England Life Insurance Company. The Variable Account was established on July 1, 1994. The Contracts were first made available on June 1, 2001.
New England Life Insurance Company (the “Company” or “NELICO”) was organized as a stock life insurance company in Delaware in 1980 as New England Variable Life Insurance Company and is authorized to operate in all 50 states and the District of Columbia. On August 30, 1996, the Company changed its name to New England Life Insurance Company and changed its state of domicile to the Commonwealth of Massachusetts. The Company is currently an indirect, wholly-owned subsidiary of, and ultimately controlled by, Brighthouse Financial, Inc. (“BHF”), a publicly-traded company. The Company was an indirect, wholly-owned subsidiary of MetLife, Inc. until August 4, 2017, when BHF became an independent, publicly-traded company following the completion of a separation transaction. BHF, through its subsidiaries and affiliates, is one of the largest providers of annuity and life insurance products in the U.S. The Company’s executive offices are located at 125 High Street, Suite 732, Boston, MA 02110.
Termination of Net Worth Maintenance Agreement with Metropolitan Life Insurance Company. On or about December 1, 2016, Metropolitan Life Insurance Company (“MLIC”) terminated a net worth maintenance agreement with the Company. The net worth maintenance agreement was originally entered into between MLIC and the Company on August 30, 1996. Under the agreement, MLIC had agreed, without limitation as to the amount, to cause the Company to have certain minimum capital and surplus levels and liquidity necessary to enable it to meet its current obligations on a timely basis.
Services Relating to the Variable Account and the Contracts
NELICO maintains certain books and records of the Variable Account and provides certain issuance and other administrative services for the Contracts. Pursuant to a services agreement, Computer Sciences Corporation, through its affiliate Alliance-One Services, Inc. provides certain other administrative and recordkeeping services for the Contracts as well as other contracts and policies issued by NELICO. The amount paid to Computer Sciences Corporation for the period January 1, 2020 through December 31, 2020 was $920,820 and for the period January 1, 2021 through December 31, 2021 was $951,742.
CUSTODIAN
The Company, 125 High Street, Suite 732, Boston, MA 02110, is the custodian of the assets of the Variable Account. The custodian has custody of all cash of the Variable Account and handles the collection of proceeds of shares of the underlying funds bought and sold by the Variable Account.
Distribution of the Contracts
Currently the Contracts are not available for new sales.
Brighthouse Securities, LLC (“Distributor”) serves as principal underwriter for the Contracts. Distributor and the Company are affiliates because they are both under common control of MetLife, Inc. Distributor’s home office is located at 11225 North Community House Road, Charlotte, NC 28277. Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority ("FINRA"). Distributor has entered into selling agreements with other broker-dealers (“selling firms”) and compensates them for their services.
The following table shows the amount of commissions paid to and the amount of commissions retained by the principal underwriter over the past three years:
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Fiscal year	Aggregate Amount of Commissions Paid to Distributor*	Aggregate Amount of Commissions Retained by Distributor After Payments to its Registered Persons and Selling Firms
2021	$4,293,356	$0
2020	$4,800,249	$0
2019	$4,129,497	$0

*	Includes sales compensation paid to registered persons of Distributor.
Distributor passes through commissions it receives to selling firms for their sales and does not retain any portion of it in return for its services as distributor for the Contracts. However, under the distribution agreement with Distributor, we pay the following sales expenses: sales representative training allowances; deferred compensation and insurance benefits of registered persons; advertising expenses; and all other expenses of distributing the Contracts. We also pay for Distributor’s operating and other expenses.
Calculation of Performance Data
AVERAGE ANNUAL TOTAL RETURN
We may provide average annual total returns for each Subaccount on a Class-specific basis, based on the actual investment experience of the Subaccounts, the Brighthouse Funds Trust I (formerly Met Investors Series Trust), the Brighthouse Funds Trust II (formerly Metropolitan Fund) and the American Funds Insurance Series. This Information does not Indicate or represent future performance. Average annual total returns will be provided for a subaccount on a Class-specific basis for 1, 5, and 10 years, or for a shorter period, if applicable.
We base calculations of average annual total return for each Class on the assumption that a single investment of $1,000 was made at the beginning of each period. The returns do not reflect the effect of any premium tax charge, which applies in certain states, and which would reduce the average annual total returns.
The average annual total return is related to withdrawal value and is calculated as follows for each Class. The amount of the assumed $1,000 purchase payment for a Contract issued at the beginning of the period is divided by the Accumulation Unit Value of each subaccount for the relevant Class at the beginning of the period shown to arrive at the number of Accumulation Units purchased. The Accumulation Unit Values reflect the applicable Asset-Based Insurance Charge for each Class, assuming the Standard Death Benefit: 1.25% for the Standard Class; 1.60% for the B Plus Class; 1.60% for the C Class; 1.50% for the L Class; and 1.15% for the P Class. (These charges increase by 0.25% for subaccounts investing in the American Funds Insurance Series.) The total number of units held under the Contract at the beginning of the first Contract Year covered by the period shown is multiplied by the Accumulation Unit Value at the end of the last Contract Year covered by the period shown to arrive at the Contract Value on that date. The Contract Value is also reduced for the GMIB Plus II rider charge which is assessed as 1.00% (0.95% for New York) per year of the GMIB Income Base (up to a maximum of 1.50% upon Optional Reset) or for the Enhanced Guaranteed Withdrawal Benefit Rider charge which is 0.55% of the Guaranteed Withdrawal Amount (up to a maximum of .95% upon Optional Reset) and the Enhanced Death Benefit rider charge of 0.95% of the death benefit base (up to a maximum of 1.50% upon Optional Step-Up). This Contract Value is then reduced by the applicable Withdrawal Charge and by a factor that reflects the $30 Contract Administrative Fee which would be deducted upon withdrawal at the end of the last Contract Year in the period to arrive at the withdrawal value. The average annual total return is the annual compounded rate of return which would produce the withdrawal value on that date. In other words, the average annual total return is the rate which, when added to 1, raised to a power reflecting the number of years in the period shown, and multiplied by the initial $1,000 investment, yields the withdrawal value at the end of the period. The average annual total returns assume that no premium tax charge has been deducted.
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The Accumulation Unit Values used for this purpose reflect an average per unit charge for the $30 Contract Administrative Fee.
Subaccount average annual total return, which is calculated in accordance with the Securities and Exchange Commission (“SEC”) standardized formula, uses the inception date of the subaccount through which the Eligible Fund is available. Eligible Fund total return adjusted for Contract charges, which is non-standard performance, uses the inception date of the Eligible Fund, and therefore may reflect periods prior to the availability of the corresponding subaccount under the Contract. For non-standard performance, if there is a partial year included in the reporting period, we reflect only a pro rata portion of the average per unit Contract Administrative Fee factor for that partial year. For non-standard performance, we do not reflect the withdrawal charge or the charge for the GMIB. This Information does not indicate or represent future performance.
Net Investment Factor
The Company determines the net investment factor (“Net Investment Factor”) each Class of subaccount for on each day on which the New York Stock Exchange is open for trading as follows:
(1)	The Company takes the net asset value per share of the Eligible Fund held in the subaccount determined as of the close of regular trading on the New York Stock Exchange on a particular day;
(2)	Next, the Company adds the per share amount of any dividend or capital gains distribution made by the Eligible Fund since the close of regular trading on the New York Stock Exchange on the preceding trading day.
(3)	This total amount is then divided by the net asset value per share of the Eligible Fund as of the close of regular trading on the New York Stock Exchange on the preceding trading day.
(4)	Finally, the Company subtracts the daily charges for the Asset-Based Insurance Charge for that Class since the close of regular trading on the New York Stock Exchange on the preceding trading day. (See “Asset-Based Insurance Charge, Withdrawal Charge and Other Deductions” in the prospectus.)
Annuity Payments
At annuitization, the Adjusted Contract Value on the Annuity Calculation Date is applied toward the purchase of variable and/or fixed annuity payments. The Adjusted Contract Value is the Contract Value, less any Premium and Other Taxes and less any applicable charges and fees. The Annuity Calculation Date is a Business Day no more than five Business Days prior to the Annuity Date The amount of variable annuity payments will be determined on the basis of (i) annuity purchase rates not lower than the rates set forth in the Life Income Tables contained in the Contract that reflect the age of the Payee at annuitization, (ii) the assumed investment return selected, (iii) the type of payment option selected, (iv) the investment performance of the Eligible Fund(s) selected, and (v) the Class of Contract. If you elected the Guaranteed Minimum Income Benefit Rider, you may be able to elect to receive annuity payments under that Rider (see the prospectus for more information). If you own a B Plus Class Contract and choose to annuitize under a fixed payment option during the 9-year Withdrawal Charge period, your annuity payments will be based on a different set of current annuity purchase rates than our other Classes. Additionally, our guaranteed rates for variable annuity payments will be different on B Plus Class Contracts than on other Classes. The effect of these different rates would lower your annuity payments.
When a variable annuity payment option is selected, the Contract proceeds will be applied at annuity purchase rates, which vary depending on the particular option selected and the age of the Payee, to calculate the initial payment. We will fix the annuity payments in amount and duration by the annuity option selected, and by the age and (where permitted) sex of the Payee. Under such Contracts, a given Contract Value will produce a higher basic payment level for a male Payee than for a female Payee, reflecting the longer life expectancy of the female Payee. If
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the Contract Owner has selected an annuity payment option that guarantees that payments will be made for a certain number of years regardless of whether the Payee remains alive, the Contract Value will purchase lower periodic benefits than under a life contingent option. For Contracts issued in situations involving an employer-sponsored plan subject to ERISA, we fix annuity payments in amount and duration using the same criteria except we do not take into account the sex of the Payee.
The amount of the initial payment is determined by applying the applicable annuity purchase rate to the amount applied from each subaccount to provide the annuity. This initial payment is converted into annuity units, the number of which remains constant. Each annuity payment is in an amount equal to that number of annuity units multiplied by the applicable annuity unit value for that payment (described below). The applicable annuity unit value for each Class and subaccount will change from day to day depending upon the investment performance of the subaccount, which in turn depends upon the investment performance of the Eligible Fund in which the subaccount invests, and applicable charges and expenses.
The selection of an assumed investment return (“Assumed Investment Return”) will affect both the initial payment and the amount by which subsequent payments increase or decrease. The initial payment is calculated on the assumption that the Net Investment Factors applicable to the Contract will be equivalent on an annual basis to a net investment return at the Assumed Investment Return. If this assumption is met following the date any payment is determined, then the amount of the next payment will be exactly equal to the amount of the preceding payment. If the actual Net Investment Factors are equivalent to a net investment return greater than the Assumed Investment Return, the next payment will be larger than the preceding one; if the actual Net Investment Factors are equivalent to a net investment return smaller than the Assumed Investment Return, then the next payment will be smaller than the preceding payment.
Unless otherwise provided, the Assumed Investment Return will be at an annual effective rate of 3.5%. You may select as an alternative an Assumed Investment Return equal to an annual effective rate of 5%, if allowed by applicable law or regulation. A higher Assumed Investment Return will produce a higher first payment, a more slowly rising series of subsequent payments when the actual net investment performance exceeds the Assumed Investment Return, and a more rapid drop in subsequent payments when the actual net investment performance is less than the Assumed Investment Return. A lower Assumed Investment Return will produce a lower first payment, a more rapidly rising series of subsequent payments when the actual net investment performance exceeds the Assumed Investment Return, and a less rapid drop in subsequent payments when the actual net investment performance is less than the Assumed Investment Return.
The number of annuity units credited under a variable payment option is determined as follows:
(1)	The Contract proceeds are applied at the Company’s annuity purchase rates for the selected Assumed Investment Return to determine the initial payment. (The amount of Contract Value or Death Proceeds applied will be reduced by any applicable Withdrawal Charge, Contract Administrative Fee, and premium tax charge, as described in the prospectus.)
(2)	The number of annuity units is determined by dividing the amount of the initial payment by the applicable annuity unit value(s) for the Class next determined following the date of application of proceeds.
The dollar amount of the initial payment will be determined as described above. The dollar amount of each subsequent payment is determined by multiplying the number of annuity units by the applicable annuity unit value for the Class which is determined no more than 10 days before the payment is due.
The value of an annuity unit for the Class of each subaccount depends on the Assumed Investment Return and on the Net Investment Factors applicable at the time of valuation. The initial annuity unit values were set at $1.00 effective on or about the date on which shares of the corresponding Eligible Funds were first publicly available. For each Class the Net Investment Factor and, therefore, changes in the value of an annuity unit under a variable payment option, reflect the deduction of the Asset-Based Insurance Charge. (See “Net Investment Factor” above.)
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On a Class-specific basis, the annuity unit value for each subaccount is equal to the corresponding annuity unit value for the subaccount previously determined multiplied by the applicable Net Investment Factor for that subaccount for the New York Stock Exchange trading day then ended, and further multiplied by the assumed interest factor (“Assumed Interest Factor”) for each day of the valuation period. The Assumed Interest Factor represents the daily equivalent of the Contract’s annual Assumed Investment Return. In the calculation of annuity unit values, the Assumed Interest Factor has the effect of reducing the Net Investment Factor by an amount equal to the daily equivalent of the Contract’s Assumed Investment Return. The result of this adjustment is that if the Net Investment Factor for a valuation period is greater (when expressed as an annual net investment return) than the Assumed Investment Return, the annuity unit value will increase. If the Net Investment Factor for the period is less (when expressed as an annual net investment return) than the Assumed Investment Return, the annuity unit value will decrease. At an Assumed Investment Return of 3.5%, the Assumed Interest Factor is .9999058. The Assumed Interest Factor for a 5% Assumed Investment Return is computed on a consistent basis.
Transfers among the variable subaccounts will be made by converting the number of annuity units being transferred to the number of annuity units of the subaccount to which the transfer is made, so that the next annuity payment, if it were made at that time, would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the new annuity units.
We may also provide hypothetical illustrations to show how variable annuity payments under each Class of the Contract change with investment performance over an extended period of time. These hypothetical illustrations are based on a uniform annual rate of return.
The Fixed Account
Unless you request otherwise, a partial withdrawal will reduce the Contract Value in the subaccounts of the Variable Account and the Fixed Account proportionately. The annual Contract Administrative Fee will be deducted entirely from the Contract Value in the Variable Account, and not from the Contract Value in the Fixed Account or the Company’s general account. Except as described below, amounts in the Fixed Account are subject to the same rights and limitations as are amounts in the Variable Account with respect to transfers, withdrawals and partial withdrawals. The following special rules apply to transfers involving the Fixed Account.
The amount of Contract Value which you may transfer from the Fixed Account is limited to the greater of: 25% of the Contract Value in the Fixed Account on the most recent Contract Anniversary, and the amount of Contract Value that was transferred from the Fixed Account in the previous Contract Year (amounts transferred under a DCA program are not included), except with our consent. However these limits do not apply to new deposits to the Fixed Account for which you elected a dollar cost averaging program within 30 days from the date of the deposit. In such case, the amount of Contract Value which you may transfer from the Fixed Account will be the greatest of: a) 25% of the Contract Value in the Fixed Account on the most recent Contract Anniversary; b) the amount of Contract Value that you transferred from the Fixed Account in the previous Contract Year; or c) the amount of Contract Value in the Fixed Account to be transferred out of the Fixed Account under dollar cost averaging elected on new deposits within 30 days from the date of deposit. We allow one dollar cost averaging program to be active at a time. Therefore, if you transfer pre-existing assets (corresponding to Contract Value for which the dollar cost averaging program was not elected within 30 days from the date of each deposit) out of the Fixed Account under the dollar cost averaging program and would like to transfer up to 100% of new deposits under the program, then the dollar cost averaging program on the pre- existing assets will be canceled and a new program will begin with respect to new deposits. In this case, the pre-existing assets may still be transferred out of the Fixed Account, however, not under a dollar cost averaging program, subject to the limitations on transfers generally out of the Fixed Account. We intend to restrict purchase payments and transfers of Contract Value into the Fixed Account: (1) if the interest rate which we would credit to the deposit would be equivalent to the guaranteed minimum rate (the minimum rate on the Fixed Account is 1.5% but may be higher in your state or may be higher for contracts sold prior to September 2, 2003); or (2) if the total Contract Value in the Fixed Account exceeds a maximum amount published by us. In addition, we intend to restrict transfers of Contract Value into the Fixed Account, and reserve the right to restrict purchase payments into the Fixed Account, for 180 days following a transfer out of the Fixed Account.
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Currently we are not imposing the restrictions on transfers out of the Fixed Account but we have the right to reimpose them at any time.
We reserve the right to delay transfers, withdrawals and partial withdrawals from the Fixed Account for up to six months.
Tax Status of the Contracts
Tax law imposed several requirements that variable annuities must satisfy in order to receive the tax treatment normally accorded to annuity contracts.
Diversification Requirements.    Section 817 of the Internal Revenue Code (Code) requires that the investments of each investment division of the separate account underlying the Contracts be “adequately diversified” in order for the Contracts to be treated as annuity contracts for Federal income tax purposes. It is intended that each investment division, through the fund in which it invests, will satisfy these diversification requirements.
If underlying fund shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status or to non-qualified plans, the separate accounts investing in the fund may fail the diversification requirements of Section 817, which could have adverse tax consequences for variable contract owners, including losing the benefit of tax deferral.
Required Distributions.     In order to be treated as an annuity contract for Federal income tax purposes, Section 72(s) of the Code generally requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of an Owner of the Contract (or on the death of, or change in, any primary annuitant where the Contract is owned by a non-natural person). Specifically, section 72(s) requires that (a) if any Owner dies on or after the annuity starting date, but prior to the time the entire interest in the Contract has been distributed, the entire interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such Owner’s death; and (b) if any Owner dies prior to the annuity starting date, the entire interest in the Contract will be distributed within five years after the date of such Owner’s death. These requirements will be considered satisfied as to any portion of an Owner’s interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the Owner’s death. The designated beneficiary refers to a natural person designated by the Owner as a beneficiary and to whom ownership of the Contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased Owner, the Contract may be continued with the surviving spouse as the new Owner.
The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.
Other rules may apply to Qualified Contracts.
Independent Registered Public Accounting Firm
The financial statements comprising each of the Subaccounts of New England Variable Annuity Separate Account, incorporated by reference in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report. Such financial statements are incorporated by reference in reliance upon the report of such firm given their authority as experts in accounting and auditing.
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Independent AUDITOR
The statutory-basis financial statements of New England Life Insurance Company, incorporated by reference in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, independent auditor, as stated in their report. Such financial statements are incorporated by reference in reliance upon the report of such firm given their authority as experts in accounting and auditing.
The principal business address of Deloitte & Touche LLP is 650 South Tryon Street, Suite 1800, Charlotte, North Carolina 28202-3512.
Legal Matters
The SEC requires the Eligible Funds’ Board of Trustees (or Directors) to monitor events to identify conflicts that may arise from the sale of shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies and to Qualified Plans, if applicable. Conflicts could arise as a result of changes in state insurance law or Federal income tax law, changes in investment management of any portfolio of the Eligible Funds, or differences between voting instructions given by variable life and variable annuity contract owners and Qualified Plans, for example. If there is a material conflict, the Boards of Trustees (or Directors) will have an obligation to determine what action should be taken, including the removal of the affected subaccount(s) from the Eligible Fund(s), if necessary. If the Company believes any Eligible Fund action is insufficient, the Company will consider taking other action to protect Contract Owners. There could, however, be unavoidable delays or interruptions of operations of the Variable Account that the Company may be unable to remedy.
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Financial Statements
The financial statements comprising each of the Subaccounts of the Separate Account and the statutory-basis financial statements of the Company are incorporated by reference to the submission form type N-VPFS, File No. 811-08828, filed by the Separate Account with the SEC on April 15, 2022.
The statutory-basis financial statements of the Company should be considered only as bearing upon the ability of the Company to meet its obligations under the contract.
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Part C – OTHER INFORMATION
ITEM 27. Exhibits
(a)	Resolutions of the Board of Directors of New England Variable Life Insurance Company, the Depositor, establishing the New England Variable Annuity Separate Account (effective July 1, 1994), the Registrant, are incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 (File No. 033-85442) filed on May 1, 1998.
(b)	None.
(c)(i)	Form of Distribution Agreement is incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 (File No. 033-85442) filed on May 1, 1998.
(ii)	Form of Selling Agreement with other broker-dealers is incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 (File No. 033-85442) filed on May 1, 1998.
(iii)	Additional Form of Selling Agreement with broker-dealers is incorporated herein by reference to the Registration Statement on Form N-4 (File No. 033-64879) filed on December 11, 1995.
(iv)	Additional Forms of Selling Agreement are incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-4 (File No. 033-85442) filed on April 30, 1997.
(v)	Form of Retail Sales Agreement (MLIDC 7-1-05 (LTC)) is incorporated herein by reference to Registration Statement No. 12 on Form N-4 (File No. 333-51676) filed on April 26, 2006.
(vi)	Form of Principal Underwriting Agreement between New England Life Insurance Company and MetLife Investors Distribution Company is incorporated herein by reference to Post- Effective Amendment No. 25 to the Registration Statement on Form N-4 (File No. 333-51676) filed on April 22, 2014.
(vii)	Form of Enterprise Selling Agreement (09-12) (MetLife Investors Distribution Company) is incorporated herein by reference to Post- Effective Amendment No. 25 to the Registration Statement on Form N-4 (File No. 333-51676) filed on April 22, 2014.
(viii)	Principal Underwriting and Distribution Agreement between New England Life Insurance Company and Brighthouse Securities, LLC (effective March 6, 2017) is incorporated herein by reference to Post-Effective Amendment No. 28 to the Registration Statement on Form N-4 (File No. 333-51676) on April 27, 2017.
(ix)	Form of Brighthouse Securities, LLC Sales Agreement is incorporated herein by reference to Post-Effective Amendment No. 29 to the Registration Statement on Form N-4 (File No. 333-51676) on April 26, 2018.
(d)(i)	Form of Variable Annuity Contract is incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-51676) filed on December 12, 2000.
(ii)	Forms of Endorsements: (Enhanced Dollar Cost Averaging Rider; Three Month Market Entry Rider; Waiver of Withdrawal Charge for Nursing Home or Hospital Confinement Rider; Waiver of Withdrawal Charge for Terminal Illness Rider; Fixed Account Rider for Variable Annuity; Additional Death Benefit Rider [-Earnings Preservation Benefit]; Death Benefit Rider [-Greater of Annual Step-up or 5% Annual decrease]; Death Benefit Rider [-Return of Purchase Payments]; Death Benefit Rider [-Annual Step-up]; Guaranteed Minimum Income Benefit [-Living Benefit]; and Purchase Payment Credit) are incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-51676) filed on December 12, 2000.
(iii)	Form of Variable Annuity Contract is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-51676) filed on May 15, 2001.

(iv)	Forms of Endorsements: Fixed Account Rider for Variable Annuity, NEL-500 (05/01; Enhanced Dollar Cost Averaging Rider, NEL-510 (05/01); Three Month Market Entry Rider, NEL 520 (05/01); Death Benefit Rider [-Return of Purchase Payments], NEL-530 (05/01); Death Benefit Rider [-Greater of Annual Step-up or 5% Annual Increase], NEL-540 (05/01); Death Benefit Rider [-Annual Step-up], NEL-550 (05/01); Guaranteed Minimum Income Benefit Rider [-Living Benefit], NEL-560 (05/01); Additional Death Benefit Rider [-Earnings Preservation Benefit], NEL-570 (05/01); Purchase Payment Credit Rider NEL-580 (05/01); Waiver of Withdrawal Charge for Nursing Home or Hospital Confinement Rider, NEL-590 (05/01); Waiver of Withdrawal Charge for Terminal Illness Rider, NEL-595 (05/01); Individual Retirement Annuity Endorsement, NEL-408 (05/01); Roth Individual Retirement Annuity Endorsement, NEL-446 (05/01); 401 Plan Endorsement, NEL-401 (05/01); Tax Sheltered Annuity Endorsement NEL-398 (05/01); Waiver of Withdrawal Charge for Disability Rider VE-6 (05/01); and Unisex Annuity Rates Rider, VE-9 (05/01)) are incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-51676) filed on May 15, 2001.
(v)	Forms of Endorsements: Tax Sheltered Annuity Endorsement NEL-398.2 (09/02); 401 Plan Endorsement NEL-401.2 (09/02); Simple Individual Retirement Annuity Endorsement (NEL-439.1 (09/02); Roth Individual Retirement Annuity Endorsement NEL-446.2 (09/02) are incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 (File Nos. 333-51676/811-08828) filed on April 25, 2003.
(vi)	Form of Endorsement: Guaranteed Minimum Income Benefit Rider -- Living Benefit (NEL-560-1(03/03)) and Individual Retirement Annuity Endorsement (NEL-408.2(9/02)) are incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-4 (File No. 333-51676) filed on April 29, 2004.
(vii)	Form of Guaranteed Withdrawal Benefit Rider NEL-690-1(7/04) is incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 (File No. 333-51676) filed on May 19, 2004.
(viii)	Form of Contract Schedule [Bonus, Standard, C, L, or P] V-05/01-2 (7/04) is incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N-4 (File No. 333-51676) filed on July 16, 2004.
(ix)	Form of Endorsements: Enhanced Dollar Cost Averaging Rider NEL 510-1 (5/05) and Three Month Market Entry Rider NEL-520 (05/05) is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4 (File Nos. 333-51676/811-08828) filed on April 27, 2005.
(x)	Guaranteed Minimum Income Benefit Rider -- Living Benefit (Predictor Plus) NEL 560-2 (5/05) is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4 (File Nos. 333-51676/811-08828) filed on April 27, 2005.
(xi)	Form of Contract Schedule [Bonus, Standard, C, L or P] V-05/01-3 (5/05) is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4 (File No. 333-51676) filed on April 27, 2005.
(xii)	Guaranteed Minimum Accumulation Benefit Rider - Living Benefit NEL-670-1 (11/05) is incorporated herein by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-4 (File Nos. 333-51676/811-08828) filed on October 20, 2005.
(xiii)	Guaranteed Withdrawal Benefit Rider NEL-690-2 (11/05) is incorporated herein by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-4 (File Nos. 333-51676/811-08828) filed on October 20, 2005.
(xiv)	Guaranteed Withdrawal Benefit Endorsement NEL-GWB-E (11/05)-E is incorporated herein by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-4 (File Nos. 333-51676/811-08828) filed on October 20, 2005.
(xv)	Form of Contract Schedule [Bonus, Standard, C, L or P] V-05/01-4 (11/05) is incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-4 (File No. 333-51676) filed on July 26, 2005.

(xvi)	Designated Beneficiary Non-Qualified Annuity Endorsement NEL-NQ-1 (11/05)-I is incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-4 (File No. 333-51676) filed on September 22, 2005.
(xvii)	Form of Contract Schedule [Bonus, Standard, C, L or P] V-05/01-5 (6/06) is incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-4 (File No. 333-51676) filed on April 26, 2006.
(xviii)	Lifetime Guaranteed Withdrawal Benefit Rider - Living Benefit NEL-690-3(6/06) is incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-4 (File No. 333-51676) filed on April 26, 2006.
(xix)	Guaranteed Minimum Death Benefit Rider NEL-640-1 (04/08) is incorporated herein by reference to Post-Effective Amendment No. 15 to the Registration Statement on N-4 (File No. 333-51676) filed on January 16, 2008.
(xx)	Form of Contract Schedule is incorporated herein by reference to Post-Effective Amendment No. 18 to the Registration Statement on N-4 (File No. 333-51676) filed on April 22, 2008.
(xxi)	Guaranteed Minimum Income Benefit Rider -- Living Benefit NEL-560-4 (04/08) is incorporated herein by reference to Post-Effective Amendment No. 15 to the Registration Statement on N-4 (File No. 333-51676) filed on January 16, 2008.
(xxii)	Lifetime Guaranteed Withdrawal Benefit Rider NL-690-4 (04/08) is incorporated herein by reference to Post-Effective Amendment No. 15 to the Registration Statement on N-4 (File No. 333-51676) filed on January 16, 2008.
(xxiii)	Spousal Continuation Endorsement NL-GMTB(2-10)-E is incorporated herein by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-4 (File No. 333-51676) filed on April 22, 2010.
(xxiv)	Form of Tax-Sheltered Annuity Endorsement is incorporated herein by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-4 (File No. 333-51676) filed on April 22, 2011.
(xxv)	Form of 401(a)/403(a) Plan Endorsement NL-401-3 (5/11) is incorporated herein by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N-4 (File Nos. 333-51676/8111-08828) filed on April 25, 2012.
(e)(i)	Form of Application is incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-51676) filed on December 12, 2000.
(ii)	Form of Application (NEA APP-1-02) is incorporated herein by reference to the Registration Statement on Form N-4 (File No. 333-51676) filed on April 29, 2002.
(iii)	Form of Application (NEA APP-1-02) is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 (File No. 333-51676) filed on April 25, 2003.
(iv)	Forms of Variable Annuity Application: NEA APP-6-04 05/04 and NEA APP-NY-04 05/04 is incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 (File No. 333-51676) filed on May 19, 2004.
(v)	Form of Application AFS-APP (01/05) 05/05 is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4 (File Nos. 333-51676/811-08828) filed on April 27, 2005.
(vi)	Form of Application AFS-APP (11/05) 05/05 is incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-4 (File Nos. 333-51676/811-08828) filed on July 26, 2005.
(vii)	Form of Application AFS-APPC (NEA CPN APP (01/05) is incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-4 (File No. 333-51676) filed on April 26, 2006.

(viii)	Form of Application AFS APP (GMDB (04/08)) is incorporated herein by reference to Post-Effective Amendment No. 15 to the Registration Statement on N-4 (File No. 333-51676) filed on January 16, 2008.
(f)(i)	Amended and Restated Articles of Organization of Depositor dated August 30, 1996 (effective September 4, 1996) is incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-4 (File No. 033-85442) filed on April 30, 1997.
(ii)	Amended and Restated By-Laws of Depositor are incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 (No. 033-85442) filed on May 1, 1998.
(iii)	Amendments (dated December 2, 1998) to Amended and Restated Articles of Organization of Depositor are incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-4 (File No. 033-85442) filed on April 28, 1999.
(iv)	Amended and Restated By-Laws of Depositor (effective March 16,2001) is incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-4 (File No. 033-85442) filed on April 27, 2001.
(v)	Amended and Restated By-Laws of Depositor (effective July 11, 2019). (Filed herewith.)
(g)(i)(a)	Form of Automatic Reinsurance Agreement between New England Life Insurance Company and Exeter Reassurance Company Ltd. Agreement No. , effective April 1, 2001 and dated June 26, 2001 is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 (File Nos. 333-51676/811-08828) filed on April 25, 2003.
(b)	Amendments 1-4 to the Automatic Reinsurance Agreement between New England Life Insurance Company and Exeter Reassurance Company, Ltd. is incorporated herein by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N-4 (File No. 333-51676) filed on April 25, 2012.
(c)	Amended and Restated Automatic Reinsurance Agreement between New England Life Insurance Company and Exeter Reassurance Company, Ltd. is incorporated herein by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N-4 (File No. 333-51676) filed on April 25, 2012.
(d)	Amendment Nos. 1-14 to Automatic Reinsurance Agreement effective April 1, 2001 Amended and Restated as of July 1, 2004 is incorporated herein by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-4 (File Nos. 333-51676/811-08828) filed on April 23, 2013.
(ii)	Partial Commutation between New England Life Insurance Company and Exeter Reassurance Company Ltd. (dated November 1, 2014) is incorporated herein by reference to Post- Effective Amendment No. 26 to the Registration Statement on Form N-4 (File No. 333-51676) filed on April 28, 2015.
(iii)	Reinsurance Agreement between New England Life Insurance Company and Metropolitan Life Insurance Company (dated November 1, 2014) is incorporated herein by reference to Post- Effective Amendment No. 26 to the Registration Statement on Form N-4 (File No. 333-51676) filed on April 28, 2015.
(iv)	Assignment and Novation Agreement for Reinsurance Agreement (Treaty ID Number NEC10003154.T01.25890) between New England Life Insurance Company, Metropolitan Life Insurance Company and MetLife Insurance Company USA is incorporated herein by reference to Post-Effective Amendment No. 29 to the Registration Statement on Form N-4 (File No. 333-51676) on April 26, 2018.
(h)(i)	Participation Agreement among Metropolitan Series Fund, Inc., Metropolitan Life Insurance Company and New England Life Insurance Company dated May 1, 2000 is incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-4 (File No. 033-85442) filed on January 19, 2001.

(ii)	Participation Agreement among New England Zenith Fund, New England Investment Management, Inc., New England Securities Corporation and New England Life Insurance Company dated May 1, 2000 is incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-4 (File No. 033-85442) filed on January 19, 2001.
(iii)(a)	Fund Participation Agreement among American Funds Insurance Series, Capital Research and Management Company and New England Life Insurance Company dated April 30, 2001, is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-51676) filed on May 15, 2001.
(b)	Amendment to Participation Agreement among American Funds Insurance Series, Capital Research and Management Company and New England Life Insurance Company is incorporated herein by reference to Post- Effective Amendment No. 22 to the Registration Statement on Form N-4 (File No. 333-51676) filed on April 22, 2011.
(c)	Amendment No. 4 to Fund Participation Agreement among American Funds Insurance Series, Capital Research and Management Company and New England Life Insurance Company (effective August 17, 2021). (Filed herewith.)
(iv)(a)	Participation Agreement among Met Investors Series Trust, MetLife Advisers, LLC, MetLife Investors Distribution Company and New England Life Insurance Company dated May 1, 2001 is incorporated herein by reference to the initial Registration Statement of the New England Variable Life Separate Account on Form S-6 (File No. 333-73676) filed on November 19, 2001.
(b)	First Amendment to the Participation Agreement among Met Investors Series Trust, MetLife Advisers, LLC, MetLife Investors Distribution Company and New England Life Insurance Company dated May 1, 2001 as amended on May 1, 2009 is Incorporated herein by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-4 (File No. 333-51676) filed on April 21, 2009.
(c)	Amendment to Participation Agreement among Met Investors Series Trust, MetLife Advisers, LLC, MetLife Investors Distribution Company and New England Life Insurance Company (effective April 30, 2010) is incorporated herein by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N-4 (File No. 333-51676) filed on April 25, 2012.
(v)	Participation Agreement among Metropolitan Series Fund, Inc., MetLife Advisers, LLC, Metropolitan Life Insurance Company and New England Life Insurance Company dated July 1, 2004 is incorporated by reference to Post- Effective Amendment No. 10 to the Registration Statement on Form N-4 (File Nos. 333-51676/811-08828) filed on October 20, 2005.
(vi)	Participation Agreement among Metropolitan Series Fund, Inc., MetLife Advisers LLC, MetLife Securities, Inc. and New England Life Insurance Company dated April 30, 2007 is incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-4 (File No. 333-51676) filed on April 20, 2007.
(vii)(a)	Participation Agreement among Metropolitan Series Fund, Inc., MetLife Advisers, LLC, MetLife Investors Distribution Company and New England Life Insurance Company dated August 31, 2007 is incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement on Form N-4 (File No. 333-51676) filed on April 22, 2008.
(b)	Amendment to Participation Agreement among Metropolitan Series Fund, Inc., MetLife Advisers, LLC, MetLife Investors Distribution Company and New England Life Insurance Company (effective April 30, 2010) is incorporated herein by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N-4 (File No. 333-51676) filed on April 25, 2012.
(viii)(a)	Participation Agreement among Brighthouse Funds Trust I, Brighthouse Investment Advisers, LLC, Brighthouse Securities, LLC and New England Life Insurance Company (effective March 6, 2017) is incorporated herein by reference to Post-Effective Amendment No. 28 to the Registration Statement on Form N-4 (File No. 333-51676) filed on April 27, 2017.

(viii)(b)	Amendment to Participation Agreement among Brighthouse Funds Trust I, Brighthouse Investment Advisers, LLC, Brighthouse Securities, LLC and New England Life Insurance Company (effective January 1, 2021). (Filed herewith.)
(ix)(a)	Participation Agreement among Brighthouse Funds Trust II, Brighthouse Investment Advisers, LLC, Brighthouse Securities, LLC and New England Life Insurance Company (effective March 6, 2017) is incorporated herein by reference to Post-Effective Amendment No. 28 to the Registration Statement on Form N-4 (File No. 333-51676) filed on April 27, 2017.
(ix)(b)	Amendment to Participation Agreement among Brighthouse Funds Trust II, Brighthouse Investment Advisers, LLC, Brighthouse Securities, LLC and New England Life Insurance Company (effective January 1, 2021). (Filed herewith.)
(i)	None
(j)	None
(k)	Opinion and Consent of Marie C. Swift, Esq. (NELICO) is incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-4 (File No. 333-51676) filed on April 29, 2004.
(l)(i)	Consent of Independent Registered Public Accounting Firm (Deloitte & Touche LLP). (Filed herewith.)
(ii)	Consent of Independent Auditor (Deloitte & Touche LLP). (Filed herewith.)
(m)	None
(n)	None
(o)	None
(p)	Schedules of Computations for Performance Quotations are incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-51676) filed on May 15, 2001.
(q)	Powers of Attorney for Tara Figard, Lindsey M. Cox, Rachel M. D’Anna, Meghan Doscher, Lynn A. Dumais, Gianna H. Figaro-Sterling, Jeffrey P. Halperin, Donald A. Leintz, and Kristine Toscano. (Filed herewith.)
Item 28. Directors and Officers of the Depositor
Name and Principal Business Address	Positions and offices with Depositor

Tara Figard 11225 North Community House Road Charlotte, NC 28277	Chairman of the Board, President, Chief Executive Officer and a Director

Lindsey M. Cox 11225 North Community House Road Charlotte, NC 28277	Director

Rachel M. D’Anna 334 Madison Avenue, Floor 3 Morristown, NJ 07960	Director and Vice President

Meghan S. Doscher 11225 North Community House Road Charlotte, NC 28277	Director and Vice President

Lynn A. Dumais 11225 North Community House Road Charlotte, NC 28277	Director and Vice President

Jeffrey P. Halperin 11225 North Community House Road Charlotte, NC 28277	Director, Vice President and Chief Compliance Officer

Donald Leintz 11225 North Community House Road Charlotte, NC 28277	Director and Vice President

Michele Abate 125 High Street, Suite 732 Boston, MA 02110	Vice President and Assistant Secretary

Devon Arendosh 11225 North Community House Road Charlotte, NC 28277	Vice President and Chief Information Security Officer

Kimberly A. Berwanger 11225 North Community House Road Charlotte, NC 28277	Vice President

David Chamberlin 12802 Tampa Oaks Boulevard, Suite 447 Temple Terrace, FL 33637	Vice President

Patrisha Cox 11225 North Community House Road Charlotte, NC 28277	Vice President

Nancy Davenport 11225 North Community House Road Charlotte, NC 28277	Vice President

Christine DeBiase 11225 North Community House Road Charlotte, NC 28277	Vice President and Assistant Secretary

David Dooley 334 Madison Avenue, Floor 3 Morristown, NJ 07960	Vice President

Micah Dowling 11225 North Community House Road Charlotte, NC 28277	Vice President

Gianna Figaro-Sterling 11225 North Community House Road Charlotte, NC 28277	Vice President and Chief Financial Officer

Kevin Finneran 11225 North Community House Road Charlotte, NC 28277	Vice President

Jason Frain 11225 North Community House Road Charlotte, NC 28277	Vice President

Tyler Gates 11225 North Community House Road Charlotte, NC 28277	Vice President and Appointed Actuary

James Grady 334 Madison Avenue, Floor 3 Morristown, NJ 07960	Vice President and Chief Investment Officer

Christopher Hartsfield 11225 North Community House Road Charlotte, NC 28277	Vice President and Assistant Secretary

James Hoffman 11225 North Community House Road Charlotte, NC 28277	Vice President and Illustration Actuary

Jeffrey Hughes 11225 North Community House Road Charlotte, NC 28277	Vice President and Chief Technology Officer

Jacob Jenkelowitz 285 Madison Avenue, Suite 1400 New York, NY 10017	Vice President and Secretary

Roger Kramer, Jr. 334 Madison Avenue, Floor 3 Morristown, NJ 07960	Vice President

John Lima 334 Madison Avenue, Floor 3 Morristown, NJ 07960	Chief Derivatives Officer

Philip Melville 334 Madison Avenue, Floor 3 Morristown, NJ 07960	Vice President

Janet Morgan 11225 North Community House Road Charlotte, NC 28277	Vice President and Treasurer

Alan Otis 125 High Street, Suite 732 Boston, MA 02110	Vice President

Melissa Pavlovich 11225 North Community House Road Charlotte, NC 28277	Vice President and Tax Director

Phillip Pfotenhauer 12802 Tampa Oaks Boulevard, Suite 447 Temple Terrace, FL 33637	Vice President

David A. Rosenbaum 11225 North Community House Road Charlotte, NC 28277	Vice President

Kristi Slavin 125 High Street, Suite 732 Boston, MA 02110	Vice President

Marcy Thailer 11225 North Community House Road Charlotte, NC 28277	Vice President – Dividend Actuary

Kristine Toscano 11225 North Community House Road Charlotte, NC 28277	Vice President

Roger Andrew Vigar 11225 North Community House Road Charlotte, NC 28277	Vice President

Mark Wessell 11225 North Community House Road Charlotte, NC 28277	Vice President
Item 29. Persons Controlled by or Under Common Control with the Insurance Company or Registrant
The Registrant is a separate account of New England Life Insurance Company (“NELICO” or the “Company”) under Massachusetts Insurance law. NELICO is an indirect subsidiary of Brighthouse Financial, Inc. a publicly-traded company. The following outline indicates those entities that are controlled by Brighthouse Financial, Inc. or are under the common control of Brighthouse Financial, Inc. No person is controlled by the Registrant.

ORGANIZATIONAL STRUCTURE OF BRIGHTHOUSE FINANCIAL, INC. AND SUBSIDIARIES
AS OF DECEMBER 31, 2021
The following is a list of subsidiaries of Brighthouse Financial, Inc. as of December 31, 2021.
That entity which is listed at the left margin (labeled with a capital letter) is a direct subsidiary of Brighthouse Financial, Inc. (DE)
Each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of Brighthouse Financial, Inc.
The voting securities of the subsidiaries listed are 100% owned by their respective parent corporations. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.
A.	Brighthouse Holdings, LLC (DE)
	1.	New England Life Insurance Company (MA)
	2.	Brighthouse Life Insurance Company (DE)
		a.		Brighthouse Reinsurance Company of Delaware (DE)
		b.		Brighthouse Life Insurance Company of NY (NY)
		c.		Brighthouse Connecticut Properties Ventures, LLC (DE)
		d.		Brighthouse Renewables Holdings, LLC (DE)
			(i.)	Greater Sandhill I, LLC (DE)
		e.		Daniel/Brighthouse Midtown Atlanta Master Limited Liability Company (DE)
			(i.)	1075 Peachtree LLC (DE)
		f.		Brighthouse Assignment Company (CT)
		g.		ML 1065 Hotel, LLC (DE)
		h.		TIC European Real Estate LP, LLC (DE)
		i.		Euro TL Investments LLC (DE)
		j.		TLA Holdings LLC (DE)
			(i.)	The Prospect Company, LLC (DE)
		k.		Euro TI Investments LLC (DE)
		l.		TLA Holdings II LLC (DE)
	3.	Brighthouse Securities, LLC (DE)
	4.	Brighthouse Services, LLC (DE)
	5.	Brighthouse Investment Advisers, LLC (DE)
Item 30. Indemnification
Pursuant to applicable provisions of New England Life Insurance Company’s by-laws or internal corporate policies adopted by New England Life Insurance Company or Brighthouse Financial, Inc., its ultimate parent, the directors, officers and other controlling persons of New England Life Insurance Company and of New England Life Insurance Company’s affiliate and the underwriter, Brighthouse Securities, LLC, who are made or threatened to be made a party to an action or proceeding, may be eligible to obtain indemnification against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees, incurred as a result of such action or proceeding. Under the principal underwriting agreement between New England Life Insurance Company and Brighthouse Securities, LLC, the parties have agreed to indemnify each other against certain liabilities and expenses from legal proceedings arising out of Brighthouse Securities, LLC’s distribution of the Contracts.

Brighthouse Financial, Inc. also maintains directors and officers and professional liability insurance policies under which the Registrant, the Depositor and the Underwriter, as well as certain other Brighthouse subsidiaries, are covered. Brighthouse Financial, Inc. also has secured a financial institutions bond.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 31. Principal Underwriters
(a)	Brighthouse Securities, LLC is the principal underwriter for the following investment companies (including the Registrant):
Brighthouse Fund UL for Variable Life Insurance
Brighthouse Fund UL III for Variable Life Insurance
Brighthouse Funds Trust I
Brighthouse Funds Trust II
Brighthouse Separate Account A
Brighthouse Separate Account Eleven for Variable Annuities
Brighthouse Separate Account QPN for Variable Annuities
Brighthouse Variable Annuity Account B
Brighthouse Variable Annuity Account C
Brighthouse Variable Life Account A
Brighthouse Variable Life Account One
New England Variable Annuity Separate Account
New England Variable Life Separate Account
(b)	Brighthouse Securities, LLC is the principal underwriter for the Contracts. The following persons are the officers and managers of Brighthouse Securities, LLC. The principal business address for Brighthouse Securities, LLC is 11225 North Community House Road, Charlotte, NC 28277.

Name	Positions and Offices with Principal Underwriter

Myles Lambert 11225 North Community House Road Charlotte, NC 28277	Manager, President and Chief Executive Officer

Philip Beaulieu 11225 North Community House Road Charlotte, NC 28277	Manager and Vice President

Melissa Cox 11225 North Community House Road Charlotte, NC 28277	Manager and Vice President

Michael Davis 11225 North Community House Road Charlotte, NC 28277	Manager and Vice President

Gerard Nigro 11225 North Community House Road Charlotte, NC 28277	Manager and Vice President

Jeffrey Halperin 11225 North Community House Road Charlotte, NC 28277	Vice President, Chief Compliance Officer and General Counsel

Christopher Hartsfield 11225 North Community House Road Charlotte, NC 28277	Vice President and Assistant Secretary

Jacob Jenkelowitz 285 Madison Avenue New York, NY 10017	Vice President and Secretary

Donald Leintz 11225 North Community House Road Charlotte, NC 28277	Vice President

John Lima 334 Madison Avenue, Floor 3 Morristown, NJ 07960	Vice President and Chief Derivatives Officer

John John Martinez 11225 North Community House Road Charlotte, NC 28277	Principal Financial Officer

Janet Morgan 11225 North Community House Road Charlotte, NC 28277	Vice President and Treasurer

Melissa Pavlovich 11225 North Community House Road Charlotte, NC 28277	Vice President and Tax Director
(c)	Commissions are paid by the Company directly to agents who are registered representatives of the principal underwriter, or to broker-dealers that have entered into selling agreements with the principal underwriter with respect to sales of the Contracts.

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Compensation
Brighthouse Securities, LLC	$4,293,355	$0	$0	$0
Item 32. Location of Accounts and Records
Omitted.
Item 33. Management Services
Not Applicable.
Item 34. Fee Representations
New England Life Insurance Company (the “Company”) hereby represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by New England Life Insurance Company.
The Company hereby represents:

(a)	to offer Contracts to participants in the Texas Optional Retirement program in reliance upon Rule 6c-7 of the Investment Company Act of 1940 and to comply with paragraphs (a)-(d) of that Rule; and
(b)	to comply with and rely upon the Securities and Exchange Commission No-Action letter to The American Council of Life Insurance, dated November 28, 1988, regarding Sections 22(e), 27(c)(1) and 27(d) of the Investment Company Act of 1940.

Signatures
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Charlotte, and the State of North Carolina, on this 18th day of April, 2022.
NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
(Registrant)
By:	NEW ENGLAND LIFE INSURANCE COMPANY
(Depositor)
By:	/s/ Kevin Finneran
Kevin Finneran Vice President

NEW ENGLAND LIFE INSURANCE COMPANY
(Depositor)
By:	/s/ Kevin Finneran
Kevin Finneran Vice President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on April 18, 2022.
/s/ Tara Figard* Tara Figard	Chairman of the Board, President, Chief Executive Officer and a Director

/s/ Lindsey M. Cox* Lindsey M. Cox	Director

/s/ Rachel M. D’Anna* Rachel M. D’Anna	Director and Vice President

/s/ Meghan Doscher* Meghan Doscher	Director and Vice President

/s/ Lynn A. Dumais* Lynn A. Dumais	Director and Vice President

/s/ Gianna H. Figaro-Sterling* Gianna H. Figaro-Sterling	Vice President and Chief Financial Officer

/s/ Jeffrey P. Halperin* Jeffrey P. Halperin	Director, Vice President and Chief Compliance Officer

/s/ Donald A. Leintz* Donald A. Leintz	Director and Vice President

/s/ Kristine Toscano* Kristine Toscano	Vice President (principal accounting officer)

By:	/s/ Michele H. Abate
Michele H. Abate, Attorney-In-Fact April 18, 2022
* New England Life Insurance Company. Executed by Michele H. Abate, Esquire on behalf of those indicated pursuant to powers of attorney filed herewith.

Index to Exhibits
(f)(v)	Amended and Restated By-Laws of Depositor
(h)(iii)(c)	Amendment to American Funds Insurance Series Fund Participation Agreement
(h)(viii)(b)	Amendment to Brighthouse Funds Trust I Participation Agreement
(h)(ix)(b)	Amendment to Brighthouse Funds Trust II Participation Agreement
(l)(i)	Consent of Independent Registered Public Accounting Firm (Deloitte & Touche LLP)
(l)(ii)	Consent of Independent Auditor (Deloitte & Touche LLP)
(q)	Powers of Attorney